    As filed with the Securities and Exchange Commission on May 23, 2001
                                                     Registration No. 333-______


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                       CORPORATE ASSET BACKED CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                    22-3281571
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification No.)

                       CORPORATE ASSET BACKED CORPORATION

                         400 West Main Street, Suite 338
                             Babylon, New York 11702
                                 (631) 587-4700
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                 Andrew L. Stidd
                       Corporate Asset Backed Corporation
                         400 West Main Street, Suite 338
                             Babylon, New York 11702
                                 (631) 587-4700

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                        Copies to:
       Adam W. Glass                 Robert C. Dinerstein              Rebecca J. Simmons
Sidley Austin Brown & Wood          UBS AG, New York branch            Sullivan & Cromwell
     875 Third Avenue                   299 Park Avenue                 125 Broad Street
 New York, New York 10022          New York, New York 10171         New York, New York 10004

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective as determined by market conditions.

If the only securities being registered on this form are being offered pursuant
to dividend or interest reinvestment plans, check the following box.   / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box.   /X/

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering.   / /

If this form is a post-effective amendment filed Pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.   / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, check
the following box.   / /

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

                         CALCULATION OF REGISTRATION FEE

    Title Of Each Class Of      Amount To Be       Proposed Maximum
          Securities             Registered       Offering Price Per    Proposed Maximum Aggregate Offering          AmountOf
       To Be Registered           (1)                    Unit                      Price (1) (2)                Registration Fee
       ----------------          ---------               ----                      -------------                --------------------
    Certificates and Notes       $1,000,000              100%                       $1,000,000                          $250
    ----------------------       ----------              ----                       ---------                           ----

------------------------
(1) In United States dollars or the equivalent thereof in one or more other currencies.


(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933.

                                EXPLANATORY NOTE

This registration statement includes two different base prospectuses with corresponding forms of prospectus supplements for offering series of certificates or series of notes and certificates, respectively. The certificates represent interests in various trusts to be created from time to time, the assets of which will consist primarily of either a single publicly tradable fixed income security, or a pool of such fixed income securities, deposited in trust by Corporate Asset Backed Corporation. The notes represent obligations of such trusts.

Each prospectus and form of prospectus supplement contains sets of bracketed alternative provisions. Each set of bracketed provisions relates to a particular category of trust assets and, when combined with the other disclosures contained in the base prospectus and form of prospectus supplement, constitutes a separate prospectus.

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED ______, 2001)
CORPORATE ASSET BACKED CORPORATION SERIES 200______-______ TRUST

       $______[Notional Amount] [(Approximate)], Class ______ Certificates
                      ______% [Variable] Pass-Through Rate
                   [Include additional classes as applicable]

                       CORPORATE ASSET BACKED CORPORATION
                                    DEPOSITOR

                                                                                          UNDERWRITING
                   PRINCIPAL BALANCE       CERTIFICATE RATE        PRICE TO PUBLIC          DISCOUNT
[Class ______           $______           ______% [Variable]           100.00%               ______%
Certificate]                              Pass-Through Rate

[Class ______           $______           ______% [Variable]           100.00%               ______%
Certificate]                              Pass-Through Rate

--------------------------------------------------------------------------------

                                              THE TRUST WILL ISSUE
YOU SHOULD FULLY REVIEW THE RISK FACTORS ON
PAGE S-______ OF THIS PROSPECTUS SUPPLEMENT   -    Classes of certificates[, all of which [except the class ______
AND PAGE ______ OF THE PROSPECTUS PRIOR TO         certificates] are offered by this prospectus supplement].
INVESTING IN THE CERTIFICATES.
                                              THE TRUST WILL OWN
No governmental agency or instrumentality
has insured or guaranteed the certificates    -    [describe underlying securities and other trust assets].
or the underlying securities.
                                              THE CERTIFICATES WILL EVIDENCE
The certificates will represent interests
in the trust only and will not represent      -    the right to receive [monthly] [quarterly] [semi-annual] interest
interests in or obligations of any other           payments on the principal amount of your certificates at an interest
party.                                             rate of ______% per annum, and the right to receive payments of principal [on the scheduled maturity date], to the extent of proceeds
The certificates currently have no trading         of the trust assets.
market.

--------------------------------------------------------------------------------

For complete information about the certificates, read both this prospectus supplement and the prospectus. This prospectus supplement must be accompanied by the prospectus if it is being used to offer and sell the certificates.

[The depositor has made an application to list the certificates on the New York Stock Exchange. If the application is approved, trading of the certificates on the New York Stock Exchange is expected to commence within a 30-day period after the initial delivery of the certificates. See "Supplemental Plan of Distribution" in this prospectus supplement and "Plan of Distribution" in the attached prospectus.]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ATTACHED PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Subject to the satisfaction of specified conditions, the underwriters named below will purchase the offered certificates from Corporate Asset Backed Corporation. See "Supplemental Plan of Distribution" in this prospectus supplement and "Plan of Distribution" in the attached prospectus. The certificates will be issued in book-entry form only on or about ______, 200______.

[UBS WARBURG]                                             [UBS PAINEWEBBER INC.]

            The date of this prospectus supplement is ______, ______.

Table Of Contents

                                                   Page
Important Notice ...............................   S-1
Summary of Principal Economic Terms ............   S-2
     The Certificates ..........................   S-2
     The Underlying Securities .................   S-3
     [Credit Support] ..........................   S-5
     [Other Trust Assets] ......................   S-5
[Summary of Prospectus Supplement - Q&A] .......   S-6
[Summary of Prospectus Supplement] .............   S-12
Risk Factors ...................................   S-17
Formation of the Trust .........................   S-23
Description of the Underlying Securities .......   S-24
     Available Information .....................   S-25
Terms of the Underlying Securities .............   S-34
     Interest Payments .........................   S-35
     Principal Payments ........................   S-35
[Description of Credit Support] ................   S-37
Description of the Other Trust Assets ..........   S-39
Yield on the Certificates ......................   S-39
Description of the Certificates ................   S-40
     Definitive Certificates ...................   S-40
     Distributions .............................   S-41
Description of the Trust Agreement .............   S-44
     The Trustee ...............................   S-44
     Termination of Book-Entry Registration
       in Connection with Suspension of
       Securities Exchange Act Reporting
       by the Underlying Securities Issuer .....   S-44
     Events of Default .........................   S-45
     Voting Rights .............................   S-46
     Voting of Underlying Securities,
       Modification Of Underlying
       Securities Agreement ....................   S-46
     Termination ...............................   S-47
United States Federal Income Tax Consequences ..   S-48
     Tax Classification of the Trust ...........   S-48
     Income of Certificate Holders .............   S-49
     Deductibility of Trust's Fees and Expenses    S-50
     Purchase and Sale of a Certificate ........   S-50
     Backup Withholding ........................   S-50
     Foreign Certificate Holders ...............   S-50
ERISA Considerations ...........................   S-51
     Plan Asset Regulations ....................   S-51
     Prohibited Transaction Exemptions .........   S-52
     Services of the Trustees ..................   S-52
     Insurance Company General Accounts ........   S-53
     Consultation with Counsel .................   S-53
Supplemental Plan of Distribution ..............   S-54
Ratings ........................................   S-55
Legal Opinions .................................   S-55
Index of Defined Terms .........................   S-56

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ATTACHED PROSPECTUS

We provide information to you about the certificates in two separate documents that provide progressively more detail: (a) the attached prospectus, which provides general information, some of which may not apply to your series of certificates and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

If the description of your series of certificates in this prospectus supplement is different from the description in the attached prospectus, you should rely on the description in this prospectus supplement.

We include cross-references in this prospectus supplement and the attached prospectus to captions in these materials where you can find further related discussions. The table of contents provides the pages on which these captions are located.

You can find a listing of the pages where terms are defined under the caption "Index of Terms" beginning on page S-______ in this document and beginning on page 36 in the attached prospectus.

The depositor has filed with the SEC a registration statement (of which this prospectus supplement and the attached prospectus form a part) under the Securities Act of 1933 (the "Securities Act") with respect to the certificates. This prospectus supplement and the attached prospectus do not contain all of the information contained in the registration statement. For further information regarding the documents referred to in this prospectus supplement and the prospectus, you should refer to the registration statement and its exhibits. The registration statement and its exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330), and at its Regional Offices located at:
Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of these materials can also be obtained electronically through the SEC's Internet website (http://www.sec.gov).

We are incorporating by reference into the prospectus and prospectus supplement any future SEC reports filed by the depositor on behalf of the trust under sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act after the date of this prospectus supplement and before we terminate our offering of the certificates. Such documents may include, without limitation, Annual Reports on Form 10-K and Current Reports on Form 8-K. Information that we file later with the SEC will automatically update the information in the attached prospectus and this prospectus supplement. In all cases, you should rely on the later information over different information included in the attached prospectus or the applicable prospectus supplement.

As a recipient of the attached prospectus and this prospectus supplement, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at: Corporate Asset Backed Corporation, 400 West Main Street, Suite 338, Babylon, New York 11702, (631) 587-4700.

You should rely only on the information contained in this prospectus supplement and the attached prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it.

We are not offering the certificates in any state where the offer or sale is not permitted.

You should assume that the information appearing in this prospectus supplement and the attached prospectus is accurate as of the dates stated on their respective front covers.

Summary of Principal Economic Terms

This summary highlights the principal economic terms of the certificates being issued by the trust and of the underlying securities and other trust assets. It does not contain all of the information that you need to consider in making your investment decision. To understand all the terms of the offering of the certificates, you should read this prospectus supplement and the attached prospectus carefully and in full.

THE CERTIFICATES

THE TRUST ......................................     The depositor and the trustee will form the Corporate
                                                     Asset Backed Corporation Series 200______-______
                                                     Trust.

CERTIFICATES OFFERED ...........................     The trust will issue certificates, Series 200______-______, consisting of class ______ certificates [,] [and]
                                                     class ______ certificates [and specify others]
                                                     (collectively, the "certificates").

INITIAL CERTIFICATE PRINCIPAL
     BALANCE [OR NOTIONAL AMOUNT] ..............     class ______:  [$] ______
                                                     class ______:  [$] ______

FINAL DISTRIBUTION DATE ........................     class ______.  [$], ______
                                                     class ______.  [$], ______

PASS-THROUGH RATES .............................     [The pass-through rates applicable to the calculation of
                                                     the interest distributable on any distribution date on
                                                     the [specify classes] certificates are fixed at
                                                     ______% [and ______%, respectively,] per annum.] [The
                                                     variable pass-through rates applicable to the
                                                     calculation of the interest distributable on any
                                                     distribution date on each class of the certificates
                                                     [(other than the class ______ certificates)] are equal
                                                     to [describe method for determining variable rates],
                                                     respectively. The initial variable pass-through rates
                                                     for the class ______ certificates[,] [and] the class
                                                     ______ certificates [and specify others] are
                                                     approximately ______% [,] [and] ______% [and ______%]
                                                     per annum, respectively.]

TRUST ASSETS ...................................     The trust assets will consist of the underlying securities and the other trust assets. See " -- The Underlying
                                                     Securities" [, " -- Other Trust Assets"] below and
                                                     "Description of the Underlying Securities."

ORIGINAL ISSUE DATE ............................     ______.

CUT-OFF DATE ...................................     ______.

DISTRIBUTION DATES .............................     ______, commencing ______.

RECORD DATES ...................................     The ______ day immediately preceding each distribution date.

DENOMINATIONS; SPECIFIED CURRENCY ..............     The class ______ certificates [,] [and] class ______
                                                     certificates [and specify others] will be denominated
                                                     and payable in [U.S. dollars] ______ [(the "specified
                                                     currency") and will be available for purchase in
                                                     minimum denominations of

                                                     [$]______ and [integral multiples thereof] [multiples
                                                     of [$]______ in excess thereof].

INTEREST ACCRUAL PERIODS .......................     [Monthly] [Quarterly] [Semi-annually] (or, in the case of
                                                     the first interest accrual period, from and including
                                                     the original issue date to but excluding the first
                                                     distribution date.)

TRUSTEE ........................................     ______, as trustee.

RATINGS ........................................     ______ by ______ [and ______ by ______].  [Specify
                                                     specific ratings requirements for particular classes,
                                                     including the extent to which the issuance of the
                                                     certificates of a given class is conditioned upon
                                                     satisfaction of the ratings of each other class of
                                                     certificates.] See "Ratings."

COLLECTION PERIOD ..............................     For each distribution date, the period beginning on the
                                                     second preceding determination date, and ending at the
                                                     close of business one business day before the
                                                     immediately preceding determination date.

DETERMINATION DATE .............................     The ______ day of each ______.


THE UNDERLYING SECURITIES

UNDERLYING SECURITIES ..........................     [A single [______%] [floating rate] publicly tradable

                                                     [corporate debt security]

                                                     [asset backed security]

                                                     [trust preferred security]

                                                     [term preferred stock]

                                                     [United States Treasury security]

                                                     [debt security of a United States government sponsored entity]

                                                     [debt security of a foreign government issuer]

                                                     [A pool of publicly tradable

                                                     [debt securities of various corporate issuers]

                                                     [asset backed securities of various issuers]

                                                     [trust preferred securities of various issuers]

                                                     [term preferred stock of various issuers]

                                                     [United States Treasury securities]

                                                     [debt securities of various United States government
                                                     sponsored entities] [as well as] [Government trust
                                                     certificates ("GTCs") [provided that GTCs, together
                                                     with any AID-guaranteed securities (as defined below),
                                                     will not account for 20% or more of the aggregate cash
                                                     flows on the underlying securities securing any series
                                                     of certificates]] [obligations guaranteed by the
                                                     United

                                                     States Agency for International Development
                                                     ("AID-guaranteed securities") [provided that
                                                     AID-guaranteed underlying securities, together with
                                                     any [Government trust certificates ("GTCs")] [GTCs],
                                                     will not account for 20% or more of the aggregate cash
                                                     flows on the underlying securities securing any series
                                                     of certificates].

                                                     [debt securities of various foreign government issuers].]

UNDERLYING SECURITIES ISSUER ...................     [Specify issuer]  [Specify types of issuers in pool].

[RANGE OF] UNDERLYING SECURITIES
     ORIGINAL ISSUE DATE[S] ....................     ______.

[RANGE OF] UNDERLYING SECURITIES
     SCHEDULED FINAL PAYMENT DATE[S] ...........     ______.

[AMORTIZATION] [ACCUMULATION] ..................     [Describe amortization or accumulation schedule, if any].

DENOMINATIONS; UNDERLYING
     SECURITIES CURRENCY .......................     The underlying securities are denominated and payable

                                                     in [U.S. dollars] ______ and are available in minimum
                                                     denominations of [$]______ and [integral multiples of
                                                     [$]______] [multiples of [$]______ in excess of
                                                     [$]______].

[RANGE OF] UNDERLYING SECURITIES
     PAYMENT DATES .............................     ______, commencing ______, ______.

[RANGE OF] UNDERLYING SECURITIES
RATES ..........................................     [______% per  annum.] [A  [weighted  average] rate per
                                                     annum equal to [specify interest rate formula for
                                                     underlying security].] [Specify in tabular form.]

UNDERLYING SECURITIES INTEREST
     ACCRUAL PERIODS ...........................     [Monthly] [Quarterly] [Semi-annually].  [Specify in tabular form.]

PRIORITY .......................................     [Describe senior or subordinated status or liquidation preference, if any, of underlying securities].

[COLLATERAL] [UNSECURED OBLIGATIONS] ...........     [Describe existence of any collateral for underlying securities or state that underlying securities are unsecured].

[REDEMPTION/PUT/CALL/
     OTHER FEATURES] ...........................     [Describe existence of any redemption, put, call or other material features applicable to the underlying securities].

FORM OF CERTIFICATES ...........................     Book-entry securities with The Depository Trust
                                                     Company. Distributions on the certificates will be
                                                     made in [immediately available (same-day)]
                                                     [Clearinghouse (next-day)] funds.

[EXCHANGE LISTING] .............................     [New York] [American] [Stock Exchange] [specify other listing].

[UNDERLYING SECURITIES AGREEMENT[S] ............     The underlying securities have been issued pursuant to [an indenture] [a pooling and servicing agreement] [a
                                                     trust agreement] [as supplemented by a series
                                                     supplement] (the "underlying securities agreement"),
                                                     among ______ [list parties to underlying securities
                                                     agreement].

UNITED STATES FEDERAL INCOME TAX
     CONSEQUENCES ..............................     In the opinion of Sidley Austin Brown & Wood, special federal tax counsel to the trust and the depositor, for United
                                                     States federal income tax purposes, (i) the trust will
                                                     be classified as [a grantor trust, and not as a
                                                     partnership or as an association or publicly traded
                                                     partnership taxable as a corporation and (ii) the
                                                     certificates will be treated as evidencing an
                                                     undivided ownership interest in the trust assets]. See
                                                     "United States Federal Income Tax Consequences."

RATINGS ........................................     ______ by ______ [and ______ by ______].  See "Description
                                                     of the Underlying Securities -- Terms of the
                                                     Underlying Securities."

[CREDIT SUPPORT]

[Provide summary description of the principal economic terms of any third party credit support obligation.]

[OTHER TRUST ASSETS]

[Provide summary description of the principal economic terms of any ancillary or incidental asset.]

[Summary of Prospectus Supplement - Q&A]

       [to be used where Q&A format provides most appropriate disclosure]

This summary includes questions and answers that highlight selected information from the attached prospectus and this prospectus supplement to help you understand the certificates. You should carefully read the entire prospectus and this prospectus supplement to fully understand the terms of the certificates, the risk factors and the principal tax and other considerations that are important to you to determine whether an investment in the certificates is appropriate for you. This summary is qualified in its entirety by the more detailed information appearing elsewhere in this prospectus supplement and the attached prospectus.


WHO IS THE DEPOSITOR?

Corporate Asset Backed Corporation is a Delaware corporation and a wholly-owned limited purpose subsidiary of UBS Americas Inc. and an affiliate of the underwriter[s]. The depositor will acquire the underlying securities and deposit them into the trust. The principal executive office of the depositor is located at 400 West Main Street, Suite 338, Babylon, New York 11702 (Telephone: (631) 587-4700).


WHAT ARE THE CERTIFICATES?

The certificates will be issued by the trustee pursuant to the trust agreement and will represent, in the aggregate, the entire undivided beneficial ownership interest in the assets of the trust. [add explanation of economic terms of this series of certificates.] The certificates do not constitute an obligation of the depositor or any other party. The certificates will consist of ______ classes, designated as class ______ certificates [and] [,] class ______ certificates [and [specify other classes]], [all] of which [all but the class ______ certificates] are being offered by this prospectus supplement.

Each certificate will have a principal amount of $______. You may transfer certificates only in denominations of $______ and integral multiples of $______. You will not have the right to receive physical certificates evidencing your ownership except under limited circumstances. Instead, the trustee will issue the certificates in the form of a global certificate that will be held by The Depository Trust Company or its nominee. Direct and indirect participants in The Depository Trust Company will record beneficial ownership of the certificates by individual investors. Accountholders in the Euroclear or Clearstream clearance systems may hold beneficial interests in the certificates through the accounts that the operator of each of these systems maintains as a participant in The Depository Trust Company.

[The certificates are expected to trade flat. This means that any accrued and unpaid interest on the certificates will be reflected in the trading price, and purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the certificates not included in the trading price.]

The certificate holders will not have any general creditor rights with respect to the trust.

The certificate principal balance of a certificate outstanding at any time represents the maximum amount that the certificate holder is entitled to receive as distributions allocable to principal. The certificate principal balance of a certificate will decline to the extent that distributions allocable to principal are made to the certificate holder. [The notional amount of the class ______ certificates as of any date of determination is equal to [specify]]. Reference to the notional amount of the class ______ certificates is solely for convenience in determining the basis on which distributions on the class ______ certificates are calculated [and for the purpose of determining the relative voting rights of certificate holders of class ______ certificates for purposes of voting on a class-by-class basis or otherwise]. The notional amount does not represent the right to receive any distributions allocable to principal.] [The class ______ certificates, which are not being offered by this prospectus supplement, have, in the aggregate, an initial certificate principal balance of [$]______ (approximate) and a [variable] pass-through rate [of ______%]. The class ______ certificates represent the right to receive distributions in respect of their certificate principal balance and interest on the certificate principal balance at their pass-through rate.] Shortfalls in collections with respect to the underlying securities will be allocated solely to the class ______ certificates to the extent provided by this prospectus supplement and, thereafter, will be allocated among the certificates and the class ______ certificates, as provided in this prospectus supplement. [The class ______ certificates will be transferred by the depositor to an affiliate on or about ______, ______ (the "closing date"), and may be sold at any time in accordance with any restrictions in the trust agreement.]]


[WHAT IS THE SWAP AGREEMENT?]

[On the closing date, the trustee and [UBS AG], the swap counterparty, will enter into a swap agreement. The swap agreement is a contract that provides that the swap counterparty will pay the trustee an amount equal to [a portion of] the distributions scheduled to be made on the certificates on ______. The swap agreement also provides that the trustee will pay the swap counterparty out of assets of the trust, the amounts scheduled to be received on the term assets. [In addition, on other dates, the swap agreement provides for payments to be made to the swap counterparty or by the swap counterparty based upon the market value of the term assets. These payments are designed to provide that the value of the term assets plus any investment securities purchased by the trustee for the trust with payments made pursuant to this provision will at least equal the principal amount of the certificates.] Further, the swap counterparty will pay the underwriting discount incurred in connection with the issuance of the certificates.


[WHAT ARE THE OBLIGATIONS OF THE SWAP INSURER?]

[The obligations of the swap counterparty under the swap agreement on a swap termination date or upon the occurrence of a trust assets credit event will be insured by ______ pursuant to the policy. The policy will be issued pursuant to the insurance agreement, dated the date the certificates are issued, between the swap insurer and the swap counterparty.]


WHAT PAYMENTS OR DISTRIBUTIONS WILL I RECEIVE FROM THE TRUSTEE?

As a holder of a certificate you will be entitled to receive on each distribution date, to the extent of available funds on that distribution date, after payment of the expenses of the trustee and its respective agents, the following payments:

                  - [in the case of each class of certificates other than the class ______ certificates,] distributions allocable to interest at the applicable pass-through rate on the applicable certificate principal balance;

                  - [in the case of each class of certificates other than the class ______ certificates,] distributions payable in respect of or allocable to principal; and

                  - [in the case of each class of certificates other than the class ______ certificates,] distributions allocable to premium, if any, in an amount equal to all payments allocable to premium, if any, received on the underlying securities for the applicable collection period.

Distributions will be made on the certificates only if, and to the extent that, payments are made with respect to the underlying securities or are otherwise covered by any credit support. [The holders of the class ______ certificates will be entitled to receive on each distribution date distributions allocable to interest in an amount equal to [describe stripped interest].] [The holders of the class ______ certificates will not be entitled to receive any distributions allocable to principal or premium , if any.] See "Description of the Certificates -- Distributions."

WILL I RECEIVE ALL PAYMENTS MADE WITH RESPECT TO THE UNDERLYING SECURITIES?

Yes, you will receive all payments made with respect to the underlying securities and allocable to your certificates on each distribution date. However, if the trustee receives a payment with respect to the underlying securities after the underlying securities payment date (each, an "underlying securities payment date") on which the payment was due, then the trustee will distribute to you and the other certificate holders any amounts received on the next occurring business day (a "special distribution date") as if the funds had been available on the distribution date immediately preceding the special distribution date; provided, however, that the record date for a special distribution date will be ______ business days prior to the day on which the related payment was received from the underlying securities trustee.


WILL THE PAYMENTS WITH RESPECT TO MY CERTIFICATES BE SUBORDINATED TO PRIOR PAYMENTS TO OTHER CERTIFICATES?

If you invest in the class ______ certificates [and specify other classes], your right to receive distributions of principal, premium , if any, and interest with respect to the underlying securities will be subordinated to the rights of the holders of the class ______ certificates with respect to losses attributable to principal, premium, if any, and interest realized on a trust asset (such losses, "realized losses"). See "Description of Certificates -- Allocation of Losses; Subordination."


WILL THE CERTIFICATES BE RATED BY ANY RATING AGENCY?

The trustee will not issue the certificates unless the certificates have the ratings specified above under "Summary of Principal Economic Terms -- The Certificates -- Ratings."

The ratings address the likelihood of the receipt by holders of the certificates of the payments required under the trust agreement, and are based primarily on the credit quality of the underlying securities and any credit support. The ratings are not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The ratings do not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the underlying securities, the corresponding effect on yield to investors [or whether investors in the class ______ certificates may fail to recover fully their initial investment]. See "Ratings."


WILL THE CERTIFICATES BE LISTED ON A STOCK EXCHANGE OR QUOTED ON AN AUTOMATED QUOTATION SYSTEM?

[The [specify listed certificates] have been approved for listing on [specify exchange] under the symbol ["______,"] subject to official notice of issuance.] [The [specify listed certificates] are expected to be quoted on [specify automated quotation system].] You should be aware that the listing or quotation of the [specify listed certificates] on [specify exchange] [specify automated quotation system] will not necessarily ensure that a liquid trading market will be available for the certificates].


WHAT ARE THE UNDERLYING SECURITIES?

Your certificates represent a fractional undivided beneficial ownership interest in:

                  -        [A single [______%] [floating rate] publicly tradable

                  -        [corporate debt security]

                  -        [asset backed security]

                  -        [trust preferred security]

                  -        [term preferred stock]

                  -        [United States Treasury security]

                  - [debt security of a United States government sponsored entity]

                  -        [debt security of a foreign government issuer]

A pool of publicly tradable:

                  -        [debt securities of various corporate issuers]

                  -        [asset backed securities of various issuers]

                  -        [trust preferred securities of various issuers]

                  -        [term preferred stock of various issuers]

                  -        [United States Treasury securities]

                  - [debt securities of various United States government sponsored entities]

                  - [debt securities of various foreign government issuers].


WHAT IS THE RETURN ON THE UNDERLYING SECURITIES?

Interest at the underlying securities rate accrues for each [underlying securities accrual period] and is payable on each underlying securities payment date. The entire principal amount of the underlying securities will be payable on the underlying securities final payment date. [The underlying securities have a remaining term to maturity of approximately ______ years.] [as of the cut-off date, the pool of underlying securities has a weighted average interest rate of ______% and a weighted average remaining term to maturity of approximately
______ years.]


WHAT [OTHER ASSETS ARE] [CREDIT ENHANCEMENT IS] AVAILABLE TO SUPPORT PAYMENT OF MY CERTIFICATES?

[In addition to the underlying securities, the depositor may also deposit other assets into the trust to support payment of the certificates including [United States Treasury securities] [derivative instruments, hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps, collars, total return swaps, credit derivatives, options or indexed instruments)] (these assets, the "other trust assets").]

The [certificate holders] of the [specify particular classes] will have the benefit of [describe credit enhancement] to support or ensure the [servicing and] [timely [ultimate]] distribution of amounts due with respect to the underlying securities[, including providing a specified coverage with respect to losses.]]


WHAT IS THE PRINCIPAL AMOUNT OF EACH CERTIFICATE?

The principal amount of each certificate is $1,000.

WHAT IS THE INTEREST DISTRIBUTION AMOUNT?

Absent the occurrence of a trust assets credit event or a swap termination date, on the final scheduled distribution date, you will receive for each certificate, the principal amount of that certificate plus an interest distribution amount equal to the product of: ______,


CAN YOU TELL ME MORE ABOUT THE TRUST?

The trust will be established by Corporate Asset Backed Corporation and designated as [Corporate Asset Backed Corporation Series 200______-______ Trust]. The trust will be formed under the laws of [insert the name of the jurisdiction], and [insert name of the trustee] will be the trustee [and [insert the name of co-trustee] will be the co-trustee] of the trust. The assets of the trust will primarily consist of $______ aggregate principal amount of [specify category of underlying securities] of [a single issuer] [various issuers], that, as of the closing date, will be rated in the [highest] [second highest] [third highest] [fourth highest] investment grade rating category of at least one nationally recognized rating agency, and rights under a swap agreement. [The trust may also own, from time to time, investment securities purchased with payments made to the trust by the swap counterparty pursuant to the swap agreement.]


CAN THE TRUST BE TERMINATED PRIOR TO THE MATURITY OF THE CERTIFICATES?

The depositor has the option to purchase all of the underlying securities in the trust, which would cause the termination of the trust and the early retirement of the certificates, on any distribution date on which the aggregate principal amount of the underlying securities remaining in the trust consisting of not more than [specify percentage no greater than 10%] of the aggregate principal amount of the underlying securities as of the closing date [Specify any other purchase or repurchase option of the depositor or any holder of certificates.] See "Description of the Trust Agreement -- Termination" in this prospectus supplement.


WHEN IS THE TRUST SCHEDULED TO TERMINATE?

Unless terminated earlier by the depositor, the trust agreement will terminate upon the final distribution to certificate holders of all amounts due in respect of the underlying securities. [Describe any further termination events].


WHO ARE THE TRUSTEES?

[insert name of the trustee] will act as trustee and [insert the name of co-trustee] will act as co-trustee pursuant to a trust agreement, each to be dated as of the closing date. You may inspect the trust agreement and supplement at the respective offices of the trustee at c/o [insert name and address] or the co-trustee at [insert name and address]. You should refer to the section "Description of the Trust Agreement -- The Trustee" in this prospectus supplement.


WHAT ABOUT UNITED STATES TAXES?

In the opinion of Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, for United States federal income tax purposes, (a) the trust will be classified as a [grantor trust and not as a partnership or as an association or publicly traded partnership taxable as a corporation, and (b) the certificates will be treated as evidencing an undivided ownership interest in the trust assets.] See "United States Federal Income Tax Consequences."

WHAT ABOUT ERISA CONSIDERATIONS?

Employee benefit plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and individual retirement accounts, Keogh plans and other similar plans (each, a "plan")[, except as set forth in the following paragraph,] [can generally][cannot] purchase the certificates. [However, each plan should consider whether the purchase of the certificates is prudent and consistent with the documents governing the plan. The fiduciary rules governing plans are complex and individual considerations may apply to a particular account. Accordingly, any fiduciary of any plan should consult with its legal advisers to determine whether the purchase of the certificates is permissible under the fiduciary rules.]

[The class ______ certificates [and specify others] may be eligible for purchase by plans. The class ______ certificates are not expected to be eligible for purchase by plans.] See "ERISA Considerations."


WHAT IS THE ROLE OF OUR AFFILIATE [UBS WARBURG LLC] [UBS PAINEWEBBER INC.]?

[UBS Warburg LLC] [UBS PaineWebber Inc.] is the underwriter for the offering and sale of the certificates. After the initial offering, [UBS Warburg LLC] [UBS PaineWebber Inc.] and/or its affiliates intend to buy and sell certificates to create a secondary market for the holders of the certificates, and may engage in other activities described in the section "Supplemental Plan of Distribution" in this prospectus supplement. However, neither [UBS Warburg LLC] [UBS PaineWebber Inc.] nor any of [its] [their] affiliates will be obligated to make a secondary market in the certificates, or to continue secondary market activities once started.


ARE THERE ANY RISKS ASSOCIATED WITH MY INVESTMENT?

Yes, there are number of risks associated with any investment in the certificates. Please refer to the section "Risk Factors" in this prospectus supplement and in the attached prospectus.

[Summary of Prospectus Supplement]

                   [regular format: alternative to Q&A format]

The following summary highlights selected information from this prospectus supplement and is qualified by reference to the detailed information appearing elsewhere in this prospectus supplement and the attached prospectus.

DEPOSITOR ......................................     Corporate Asset Backed Corporation, a Delaware
                                                     corporation, a wholly-owned limited purpose subsidiary
                                                     of UBS Americas Inc. and an affiliate of the underwriter[s].
                                                     The principal executive office of the depositor is located at 400 West Main Street, Suite 338, Babylon, New York 11702
                                                     (Telephone: (631) 587-4700).

CERTIFICATES ...................................     The certificates will be issued by the trustee pursuant
                                                     to the trust agreement and will represent, in the
                                                     aggregate, the entire undivided beneficial ownership
                                                     interest in the assets of the trust. [add explanation
                                                     of economic terms of this series of certificates.] The
                                                     certificates do not constitute an obligation of the
                                                     depositor or any other party. The certificates will
                                                     consist of ______ classes, designated as class ______
                                                     certificates [and] [,] class ______ certificates [and
                                                     [specify other classes]], [all] of which [all but the
                                                     class ______ certificates] are being offered by this
                                                     prospectus supplement.

                                                     Each certificate will have a principal amount of
                                                     $______. [The certificates are expected to trade flat.
                                                     This means that any accrued and unpaid interest on the
                                                     certificates will be reflected in the trading price,
                                                     and purchasers will not pay and sellers will not
                                                     receive any accrued and unpaid interest on the
                                                     certificates not included in the trading price.]

                                                     The certificate principal balance of a certificate
                                                     outstanding at any time represents the maximum amount
                                                     that the certificate holder is entitled to receive as
                                                     distributions allocable to principal. The certificate
                                                     principal balance of a certificate will decline to the
                                                     extent distributions allocable to principal are made
                                                     to the holder. [The notional amount of the class
                                                     ______ certificates as of any date of determination is
                                                     equal to [specify]]. Reference to the notional amount
                                                     of the class ______ certificates is solely for
                                                     convenience in determining the basis on which
                                                     distributions on the class ______ certificates are
                                                     calculated [and for the purpose of determining the
                                                     relative voting rights of certificate holders of class
                                                     ______ certificates for purposes of voting on a
                                                     class-by-class basis or otherwise]. The notional
                                                     amount does not represent the right to receive any
                                                     distributions allocable to principal.] [The class
                                                     ______ certificates, which are not being offered by
                                                     this prospectus supplement have, in the aggregate, an
                                                     initial certificate principal balance of [$]______
                                                     (approximate) and a [variable] pass-through rate [of
                                                     ______%]. The class ______ certificates represent the
                                                     right to

                                                     receive distributions in respect of their certificate
                                                     principal balance and interest on the certificate
                                                     principal balance at their pass-through rate.]
                                                     Shortfalls in collections with respect to the
                                                     underlying securities will be allocated solely to the
                                                     class ______ certificates to the extent provided in
                                                     this prospectus supplement and, thereafter, will be
                                                     allocated among the certificates and the class ______
                                                     certificates, as provided in this prospectus
                                                     supplement. [The class ______ certificates will be
                                                     transferred by the depositor to an affiliate on or
                                                     about ______, ______ (the "closing date"), and may be
                                                     sold at any time in accordance with any restrictions
                                                     in the trust agreement.]]

UNDERLYING SECURITIES ..........................     [Interest] [Dividends] at the underlying securities rate accrues for each [underlying securities accrual period] and is
                                                     payable on each underlying securities payment date.
                                                     The entire principal amount of the underlying
                                                     securities will be payable on the underlying
                                                     securities final payment date. [The underlying
                                                     securities have a remaining term to maturity of
                                                     approximately ______ years.] [As of the cut-off date,
                                                     the pool of underlying securities has a weighted
                                                     average interest rate of ______% and a weighted
                                                     average remaining term to maturity of approximately
                                                     ______ years.] [Approximately % [specify if greater
                                                     than 10%] of the underlying securities consist of debt
                                                     securities of [name issuer].]

                                                     The underlying securities will primarily include
                                                     either (a) [a single ______% [floating rate] publicly
                                                     tradable corporate debt security] [asset backed
                                                     security] [trust preferred security] [term preferred
                                                     stock] [United States Treasury security] [debt
                                                     security of a United States government sponsored
                                                     entity] [debt security of a foreign government issuer]
                                                     or (b) [a pool of publicly tradable] [debt securities
                                                     of various corporate issuers] [asset backed securities
                                                     of various issuers] [trust preferred securities of
                                                     various issuers] [term preferred stock of various
                                                     issuers] [United States Treasury securities] [debt
                                                     securities of various United States government
                                                     sponsored entities, government trust certificates and
                                                     AID guaranteed securities] [debt securities of various
                                                     foreign government issuers].

[OTHER TRUST ASSETS, INCLUDING
     CREDIT SUPPORT] ...........................     [The depositor may also deposit into the trust other assets to support payment of the certificates including
                                                     [United States Treasury securities] [derivative
                                                     instruments, hedging contracts and other similar
                                                     arrangements (such as puts, calls, interest rate
                                                     swaps, currency swaps, floors, caps, collars, total
                                                     return swaps, credit derivatives, options or indexed
                                                     instruments)] (these assets, the "other trust
                                                     assets").]

                                                     The [certificate holders] of the [specify particular
                                                     classes] will have the benefit of [describe credit
                                                     enhancement] to support or ensure the [servicing and]
                                                     [timely [ultimate]] distribution of amounts due with
                                                     respect to the underlying securities[, including
                                                     providing specified coverage with respect to losses.]]

DISTRIBUTIONS ..................................     As a holder of a certificate you will be entitled to receive on each distribution date, to the extent of available
                                                     funds on the applicable distribution date, after
                                                     payment of the expenses of the trustee, and its
                                                     respective agents, the following payments:

                                                     -   [in the case of each class of certificates other
                                                         than the class ______ certificates,] distributions
                                                         allocable to interest at the applicable
                                                         pass-through rate on the applicable certificate
                                                         principal balance;

                                                     -   [in the case of each class of certificates other
                                                         than the class ______ certificates,] distributions
                                                         payable in respect of or allocable to principal;
                                                         and

                                                     -   [in the case of each class of certificates other
                                                         than the class ______ certificates,] distributions
                                                         allocable to premium, if any, in an amount equal
                                                         to all payments allocable to premium, if any,
                                                         received on the underlying securities for the
                                                         applicable collection period.

                                                     Distributions will be made on the certificates only
                                                     if, and to the extent that, payments are made with
                                                     respect to the underlying securities or are otherwise
                                                     covered by any credit support. [The holders of the
                                                     class [ ] certificates will be entitled to receive on
                                                     each distribution date distributions allocable to
                                                     interest in an amount equal to [describe stripped
                                                     interest].] [The holders of the class ______
                                                     certificates will not be entitled to receive any
                                                     distributions allocable to principal or premium , if
                                                     any.] See "Description of the Certificates --
                                                     Distributions."

SPECIAL DISTRIBUTION DATES .....................     If the trustee receives a payment with respect to the
                                                     underlying securities after the underlying securities
                                                     payment date on which the payment was due, then the
                                                     trustee will distribute to you and the other
                                                     certificate holders any amounts received on the next
                                                     occurring business day (a "special distribution date")
                                                     as if the funds had been available on the distribution
                                                     date immediately preceding the special distribution
                                                     date; provided, however, that the record date for the
                                                     special distribution date shall be ______ business
                                                     days prior to the day on which the related payment was
                                                     received from the underlying securities trustee.

SUBORDINATION...................................     The rights of the holders of the class ______ certificates
                                                     [and specify other classes] to receive distributions
                                                     of principal, premium , if any, and interest with
                                                     respect to the trust assets will be subordinated to
                                                     the rights of the holders of the class ______
                                                     certificates with respect to losses attributable to
                                                     principal, premium, if any, and interest realized on a
                                                     deposited trust assets (such losses, "realized
                                                     losses"). See "Description of the Certificates --
                                                     Allocation of Losses; Subordination."

OPTIONAL TERMINATION ...........................     The depositor has the option to purchase all the underlying securities in the trust, and thereby cause the
                                                     termination of the trust and early retirement of the
                                                     certificates, on any distribution date on which the
                                                     aggregate principal amount of the underlying
                                                     securities remaining in the trust consisting of not
                                                     more than [specify percentage no greater than 10%] of
                                                     the aggregate principal amount of the underlying
                                                     securities as of the closing date [specify any other
                                                     purchase or repurchase option of the depositor or any
                                                     holder of certificates.] See "Description of the Trust
                                                     Agreement -- Termination" in this prospectus
                                                     supplement.

TERMINATION OF THE TRUST .......................     Unless terminated earlier by the depositor, the trust
                                                     agreement will terminate upon the final distribution
                                                     of all amounts due in respect of the underlying
                                                     securities to certificate holders. [Describe any
                                                     further termination events].

UNITED STATES FEDERAL INCOME TAX
     CONSEQUENCES ..............................     In the opinion of Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, for United
                                                     States federal income tax purposes, (a) the trust will
                                                     be classified as a [grantor trust and not as a
                                                     partnership or as an association or publicly traded
                                                     partnership taxable as a corporation, and (b) the
                                                     certificates will be treated as evidencing an
                                                     undivided ownership interest in the trust assets.] See
                                                     "United States Federal Income Tax Consequences."

RATINGS ........................................     The trustee will not issue the certificates unless the certificates have the ratings specified above under "Summary of
                                                     Principal Economic Terms -- The Certificates --
                                                     Ratings." The ratings address the likelihood of the
                                                     receipt by holders of the certificates of the payments
                                                     required under the trust agreement, and are based
                                                     primarily on the credit quality of the underlying
                                                     securities and any credit support. The ratings are not
                                                     a recommendation to buy, sell or hold securities and
                                                     may be subject to revision or withdrawal at any time
                                                     by the assigning rating agency. The ratings do not
                                                     address the occurrence or frequency of redemptions or
                                                     prepayments on, or extensions of the maturity of, the
                                                     underlying securities, the corresponding effect on
                                                     yield to investors

                                                     [or whether investors in the class ______ certificates
                                                     may fail to recover fully their initial investment].
                                                     See "Ratings."

[LISTING OR QUOTATION
     OF SECURITIES] ............................     [The [specify listed certificates] have been approved for listing on
                                                     [specify exchange] under the symbol "______," subject
                                                     to official notice of issuance.] [The [specify listed
                                                     certificates] are expected to be quoted on [specify
                                                     automated quotation system].] You should be aware that
                                                     the listing or quotation of the [specify listed
                                                     certificates] on [specify exchange] [specify automated
                                                     quotation system] will not necessarily ensure that a
                                                     liquid trading market will be available for the
                                                     certificates.].

ERISA CONSIDERATIONS
     [MODIFY, AS APPROPRIATE] ..................     Employee benefit plans subject to the Employee Retirement Income
                                                     Security Act of 1974 ("ERISA") and individual
                                                     retirement accounts, Keogh plans and other similar
                                                     plans (each, a "plan")[, except as set forth below]
                                                     [can generally][cannot] purchase the certificates.
                                                     [However, each plan should consider whether the
                                                     purchase of the certificates is prudent and consistent
                                                     with the documents governing the plan. The fiduciary
                                                     rules governing plans are complex and individual
                                                     considerations may apply to a particular account.
                                                     Accordingly, any fiduciary of any plan should consult
                                                     with its legal advisers to determine whether the
                                                     purchase of the certificates is permissible under the
                                                     fiduciary rules.] [The class ______ certificates [and
                                                     specify others] may be eligible for purchase by plans.
                                                     The class ______ certificates are not expected to be
                                                     eligible for purchase by plans.] See "ERISA
                                                     Considerations."

RISK FACTORS ...................................     There are number of risks associated with any investment in the certificates. See the section ["Risk Factors"] in this
                                                     prospectus supplement and in the attached prospectus.

RISK FACTORS

You should consider, among other things, the material risk factors described below and any additional risk factors described in the attached prospectus in deciding whether to purchase certificates.

[IDENTIFY FACTORS THAT MAY AFFECT YIELD ON THE CERTIFICATES]

[YOUR CERTIFICATES WILL REPRESENT AN INTEREST IN THE ASSETS OF THE APPLICABLE TRUST ONLY AND WILL NOT REPRESENT A RECOURSE OBLIGATION OF OR INTEREST IN THE DEPOSITOR OR ANY OF ITS AFFILIATES. THE PERFORMANCE OF THE UNDERLYING SECURITIES WILL AFFECT THE VALUE OF YOUR INVESTMENT AND YOU MAY EXPERIENCE A LOSS IF LOSSES ARE EXPERIENCED ON THE TRUST ASSETS.

Your certificates will represent an interest in the assets of the applicable trust only and will not represent a recourse obligation of or interest in the depositor or any of its affiliates. The trust has no significant assets other than the underlying securities and the other trust assets. No other assets are available to make payments or distributions with respect to your certificates. Neither the depositor, the trustee nor any of their affiliates is obligated to make any payments in respect of your certificates if the underlying securities and the other trust assets are insufficient. Consequently, if losses are experienced on the underlying securities and the other trust assets, you may experience a loss on your investment. Accordingly, you are strongly encouraged to obtain as much information about the underlying securities as you would if you were investing directly in the underlying securities. This prospectus supplement provides the basic terms of the underlying securities and refers you to publicly available information about the issuers of the underlying securities.]

[NO DUE DILIGENCE INVESTIGATION OF THE UNDERLYING SECURITIES OR THE UNDERLYING SECURITIES ISSUER HAS BEEN MADE BY THE DEPOSITOR, THE UNDERWRITERS OR THE TRUSTEE.

None of the depositor, the underwriters, the trustee or any of their affiliates has made, or will make, any investigation of the business condition, financial or otherwise, of the underlying securities issuer, or will verify any reports or information filed by the underlying securities issuer with the SEC or otherwise made available to the public. You should not construe the issuance of the certificates as an endorsement of the financial condition or business prospects of any underlying securities issuer by the depositor, the trustee, the underwriters or any of their affiliates. It is strongly recommended that you consider publicly available financial and other information about the underlying securities issuer.]

[YOUR ABILITY TO MAKE AN INFORMED INVESTMENT DECISION MAY BE IMPEDED IF AN UNDERLYING SECURITIES ISSUER STOPS MAKING INFORMATION ABOUT ITS FINANCIAL CONDITION AND BUSINESS PUBLICLY AVAILABLE.

In deciding whether to invest in or to sell certificates, you should obtain and evaluate information about each issuer of the underlying securities as if you were investing directly in that issuer and its securities. The information that each underlying securities issuer makes available to the public is important in considering whether to invest in or sell certificates. See "Description of the Underlying Securities -- Available Information."

To the extent that an underlying securities issuer ceases to make information about itself and the underlying securities publicly available, your ability to make an informed decision to purchase or sell certificates could be impeded. The depositor, the trustee, the underwriters and their affiliates (a) have not verified, and have not undertaken to verify, the accuracy, completeness or continued availability of any information by any underlying securities issuer (whether or not filed with the SEC), (b) have made no investigation of the financial condition or creditworthiness of any underlying securities issuer, and (c) assume no responsibility for any information considered by any purchaser or potential purchaser of the certificates that is not contained in this prospectus supplement or the attached prospectus.]

[THE UNDERLYING SECURITIES ISSUER IS THE PRIMARY PAYMENT SOURCE.

The payments made by the underlying securities issuer on the underlying securities are the only source of payment for your certificates, other than certain ancillary trust assets, if any. The underlying securities issuer is subject to laws permitting bankruptcy, moratorium, reorganization and other actions. Financial difficulties experienced by the underlying securities issuer could cause delays in payment, partial payment or nonpayment of the underlying securities and your certificates. Furthermore, the business of the underlying securities issuer is vulnerable to adverse business conditions, such as economic factors and increased market competition, all of which may affect payment on the underlying securities, and in turn, on your certificates. If the underlying securities issuer does not make payment on the underlying securities, you will bear the burden of the nonpayment.]

[DISTRIBUTIONS AND OTHER PAYMENTS WITH RESPECT TO YOUR CERTIFICATES AND YOUR EXPECTED INVESTMENT YIELD MAY BE AFFECTED BY FACTORS SUCH AS THE PERFORMANCE OF THE TRUST ASSETS, THE REDEMPTION OR ACCELERATION OF THE UNDERLYING SECURITIES AND THE PRIORITY OF PAYMENTS FOR YOUR CLASS OF CERTIFICATES.

A number of factors may affect the timing of any distribution with respect to any series or class of certificates and the yield that you realize on your investment in the certificates, including:

-        the purchase price of your certificates;

-        the performance of the related trust assets;

- the repurchase of the underlying securities by the issuer of the underlying securities;

- whether the maturity of your certificates is shortened as a result of any early redemption or repayment; and

- the manner and priority in which collections from the underlying securities and any other trust assets are allocated to each class of the series.

Neither the depositor nor the trustee can predict if or when a redemption of the underlying securities will occur. If the certificates are prepaid, your investment in the certificates and the underlying securities will have a shorter average maturity. If the certificates are prepaid when prevailing market interest rates are lower than the yield on your certificates, you may be unable to realize a comparable yield when you reinvest the funds that you receive from the prepayment of your certificates.]

[A TRADING MARKET FOR YOUR CERTIFICATES MAY NOT DEVELOP OR CONTINUE; THUS IT MAY BE DIFFICULT TO RESELL YOUR CERTIFICATES.

Prior to the issuance of any series or class of certificates there will not be a public market for those securities. The underwriter may assist in resales of the certificates, but it is not obligated to do so. A trading market for the certificates may not develop. Even if a secondary market does develop, it may not continue or be sufficiently liquid to allow you to resell your certificates, and you may experience a loss on your investment.]

[THE CERTIFICATES REPRESENT INTERESTS IN OBLIGATIONS OF A SINGLE OBLIGOR AND, THEREFORE, THE CREDIT RISK IS CONCENTRATED IN A SINGLE OBLIGOR.

The certificates represent interests in obligations of a single obligor and, therefore, the credit risk is concentrated in a single obligor. In particular, the certificates will be subject to all the risks associated with a direct investment in [unsecured] obligations of the underlying securities issuer.]

[THE TRUST ASSETS INCLUDE VARIOUS DERIVATIVE INSTRUMENTS. THESE INSTRUMENTS ARE SUBJECT TO THE RISK OF NONPERFORMANCE BY THE COUNTERPARTIES AND FLUCTUATIONS IN SECURITIES, CURRENCY AND COMMODITY RATES, PRICES, YIELDS AND RETURNS.

The trust assets include various derivative instruments, including [interest rate, currency, securities, commodity and credit swaps, caps, total return swaps, credit default swaps, floors, collars and options and structured securities that have embedded derivatives, such as structured notes].

Fluctuations in the rates, prices, yields and returns of the reference securities, currency or commodity on which the derivative is based may have a significant effect on the yield to maturity of derivatives or the levels of support that derivatives can provide to a trust. Continued payments on derivatives may be affected by the financial condition of the counterparties or, in some instances, the guarantor of the derivatives.

We cannot assure you that counterparties will be able to perform their obligations. Failure by a counterparty or the related guarantor, if any, to make required payments may result in the delay or failure to make payments on the certificates. In addition, the notional amounts on which payments are made may vary under some circumstances and may not bear any correlation to the principal amounts of the related certificates.]

[THE TRUST WILL NOT ACTIVELY MANAGE THE UNDERLYING SECURITIES TO AVOID ADVERSE EVENTS.

Except as described in this prospectus supplement and the attached prospectus, the trust will not dispose of any underlying securities or other trust assets, regardless of adverse events, financial or otherwise, that may affect the value of the underlying securities or the underlying securities issuer. If there is a payment default on any underlying security or any other default that may result in the acceleration of the underlying security, the trust will only dispose of or otherwise deal with the defaulted underlying security in the manner provided in the trust agreement. [If a payment default on or acceleration of an underlying security occurs, the trust agreement provides that the trust will sell or distribute the underlying security notwithstanding market conditions at the time, and the trustee will not have discretion to do otherwise. This sale or distribution may result in greater losses than might occur if the trust continued to hold the underlying security.]]

[THE TRUST AGREEMENT MAY BE AMENDED WITHOUT YOUR CONSENT.

The trust agreement that governs the terms of your certificates may be amended or modified by the depositor and the trustee without your consent upon compliance with the conditions specified in the trust agreement. For example, the trust agreement may be modified or amended in a way that materially adversely affects your certificates if holders of certificates evidencing not less than the required percentage of votes specified in the trust agreement consent to the modification or amendment. See "Description of the Trust Agreement -- Modification and Waiver" in the attached prospectus.]

A REDUCTION OR WITHDRAWAL OF THE SECURITY RATING OF YOUR CERTIFICATES WOULD ADVERSELY AFFECT THE VALUE OF YOUR CERTIFICATES.

At the time of issue, the class __, __ and __ certificates will be rated __, __ and __, respectively, by __ [one of the investment grade rating categories by one or more nationally recognized rating agencies.] We cannot assure you that the rating will not be lowered or withdrawn by the rating agency in the future, which may adversely affect the value of your certificates.

[YOUR ABILITY TO DETERMINE THE VALUE OF YOUR CERTIFICATES MAY BE LIMITED BECAUSE THE CERTIFICATES WILL NOT BE LISTED ON AN EXCHANGE OR AUTOMATED QUOTATION SYSTEM.

Your certificates are not required or expected to be listed on any securities exchange or quoted on any automated quotation system. As a result, your ability to determine a market price for your certificates or to resell your certificates may be limited.]

[THE UNDERLYING SECURITIES AND OTHER TRUST ASSETS ARE UNSECURED OBLIGATIONS OF THE ISSUER(S) OF THOSE ASSETS AND IN A LIQUIDATION OR BANKRUPTCY PROCEEDING OF THE ISSUER(S), THE TRUST WILL RECEIVE PAYMENTS, IF ANY, ONLY AFTER ALL SECURED CREDITORS HAVE FIRST BEEN PAID.

The underlying securities and other trust assets are unsecured obligations of the issuer(s) of those assets and in a liquidation or bankruptcy proceeding of the issuer, the trust will receive payments, if any, only after all secured creditors have first been paid. According to the underlying securities prospectus(es), the underlying securities are general unsecured obligations that rank on an equal basis with all other unsecured and unsubordinated indebtedness of the issuer(s) of the underlying securities, but that are subordinated to the existing and future senior secured indebtedness of the underlying securities issuer(s).]

NO RULINGS WILL BE OBTAINED FROM THE INTERNAL REVENUE SERVICE ("IRS") CONCERNING THE CERTIFICATES AND THE IRS MAY DISAGREE WITH FEDERAL TAX COUNSEL.

Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, has provided an opinion regarding the tax classification of the trust. However, opinions of counsel are not binding on the IRS or the courts. In addition, prospective investors in the certificates should be aware that no rulings will be sought from the IRS with respect to any of the federal income tax consequences discussed in this prospectus supplement, and no assurance can be given that the IRS will not take contrary positions. Accordingly, you should consult your tax advisor to determine the federal, state, local and other tax consequences of the purchase, ownership and disposition of the certificates. See "United States Federal Income Tax Consequences" in the prospectus and in this prospectus supplement.

[YOUR CERTIFICATES REPRESENT AN INVESTMENT IN OBLIGATIONS OF FOREIGN CORPORATIONS AND YOU MAY EXPERIENCE A LOSS ON YOUR INVESTMENT BECAUSE OF THE POTENTIAL INSTABILITY OF A FOREIGN COUNTRY.

Because your trust certificates represent an investment in obligations of foreign corporations, you may experience a loss on your investment because of the potential instability of a foreign country. You should consider the political, economic, social and other risks of an investment in a foreign corporation that are not typically associated with an investment in securities of a United States issuer. These risks include, but are not limited to:

-        the devaluation of the local currency;

- imposition of foreign exchange controls to prevent free movement of the local currency;

- nationalization of an industry that could make it difficult or impossible for the underlying securities issuer to meet its debt obligations;

- the repudiation by the underlying securities issuer of its foreign debts;

- the imposition of a moratorium on payment or the rescheduling of foreign debts;

- the levying of a withholding tax or the imposition of a confiscatory taxation scheme;

- exchange rate fluctuations, and the risk that the underlying securities issuer may not have sufficient U.S. dollar reserves necessary to convert local currency to U.S. dollars in order to pay principal, interest or other amounts due on the underlying securities; and

- political or social instability in a foreign country that may make it difficult or impossible for the underlying securities issuer to meet its debt obligations.]

[AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS ENTAILS SIGNIFICANT RISKS, INCLUDING THE POSSIBILITY OF SIGNIFICANT CHANGES IN RATES OF EXCHANGE BETWEEN THE U.S. DOLLAR AND THAT CURRENCY AND THE POSSIBILITY OF THE IMPOSITION OR MODIFICATION OF FOREIGN EXCHANGE CONTROLS WITH RESPECT TO THAT CURRENCY.]

The certificates are denominated in ______[a currency other than U.S. dollars.] An investment in certificates denominated in a currency other than U.S. dollars entails significant risks. These risks include, among others, the possibility of significant changes in rates of exchange between the U.S. dollar and that currency and the possibility of the imposition or modification of foreign exchange controls with respect to that currency. These risks depend on factors over which the depositor has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and some currencies have been highly volatile, and volatility may be expected in the future. Past fluctuations in any particular exchange rate do not necessarily indicate, however, fluctuations in the rate that may occur during the term of any certificate. Depreciation of the currency of a certificate against the U.S. dollar would decrease the effective yield of the certificate. You should consult your financial and legal advisors as to the risks entailed by an investment in certificates denominated in ______ [a currency other than U.S. dollars]]. See also "Currency Risks" in the attached prospectus.

[Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates and the availability of a currency for making distributions. Even if there are no actual exchange controls, it is possible that, on a distribution date with respect to any particular certificate, the currency in which amounts are then due to be distributed would not be available.]]

[ENFORCEMENT BY THE TRUST OF OBLIGATIONS IN FOREIGN JURISDICTIONS MAY BE MORE DIFFICULT THAN ENFORCEMENT IN THE UNITED STATES.

The underlying securities consist of debt securities issued by companies incorporated or organized under the laws of a foreign country. Some or all of the officers, directors and controlling persons of foreign issuers may be residents of a foreign country, some or all of the experts named in their related registration statements may be residents of a foreign country and all or a substantial portion of the assets of the foreign issuers and these persons may be located outside the United States. As a result, it may be difficult for the trust to pursue, obtain or enforce legal judgments against foreign issuers in the United States.]

[If the underlying securities include obligations of, or are guaranteed by, foreign governments, foreign political subdivisions, or agencies and instrumentalities of foreign governments (each such issuer and guarantor, a "foreign government"), it may be difficult for the applicable trust as a holder of the underlying securities to obtain or collect judgments in the United States against the obligor. In the absence of a waiver of immunity by a foreign government, it would not be possible to obtain a United States judgment against the foreign government unless a court were to determine that the issuer in question is not entitled under the Sovereign Immunities Act of 1976 to sovereign immunity with respect to such action. Even if a foreign government is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets that may be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the country of the foreign government.]]

[YOU MAY NOT HAVE ACCESS TO INFORMATION RELATING TO THE FOREIGN ISSUER[S] OF THE UNDERLYING SECURITIES THAT YOU WOULD NEED TO DETERMINE THE VALUE OF THE CERTIFICATES AND TO DETERMINE WHETHER TO SELL THE CERTIFICATES.

[You may not have access to information relating to the foreign issuer[s] of the underlying securities that you would need to determine the value of the certificates and to determine whether to sell the certificates. Foreign issuers may make some information available by filing periodic reports and other information with the SEC, but the information (including financial information) is generally not prepared in accordance with U.S. generally applied accounting principles and may differ in timing, form and substance from that normally available with respect to domestic issuers of securities. Accordingly, you may not have access to the same volume of financial information concerning the foreign issuer of the underlying securities that you would have for United States issuers, thus making it difficult for you to determine the value of the certificates and whether to sell the certificates.]

[Describe any other risk factors and special considerations applicable to the specific underlying securities, other trust assets and the particular structure of the certificates being offered, including factors relating to the yield of the certificates and risks associated with the underlying securities and their terms.]

Formation of the Trust

The trust will be formed pursuant to the trust agreement between the depositor and the trustee. Concurrently with the execution and delivery of the trust agreement, the depositor will deposit the underlying securities (or proceeds of the offering sufficient to purchase the underlying securities) into the trust. The trustee, on behalf of the trust, will accept (or purchase) the underlying securities and will deliver the certificates to or upon the order of the depositor.

The underlying securities will be purchased by the depositor in the secondary market (either directly or through an affiliate of the depositor). The underlying securities will not be acquired from the underlying securities issuer[s] as part of any distribution by, or pursuant to any agreement with, the underlying securities issuer[s]. The underlying securities issuer[s] [is] [are] not participating in this offering and will not receive any of the proceeds of the sale of the underlying securities to the depositor or the issuance of the certificates. [Neither the depositor nor any of its affiliates participated in the initial public offering of the underlying securities] [[UBS Warburg LLC,] [UBS PaineWebber Inc.,] an affiliate of the depositor, participated in the initial public offering of the underlying securities as an [underwriter].]

Description of the Underlying Securities

This prospectus supplement sets forth material terms with respect to the underlying securities, including the agreements relating to the underlying securities, but it does not provide detailed information about the underlying securities. This prospectus supplement relates only to the certificates offered in this prospectus supplement. It is not an offering document for the underlying securities. All disclosure with respect to the underlying securities is derived from publicly available documents. [Describe publicly available documents] See " -- Available Information." [The] [Each] underlying securities issuer is [not] subject to the information reporting requirements of the Securities Exchange Act of 1934 (the "Securities Exchange Act"). Although the depositor has no reason to believe the information about the underlying securities, the agreements relating to the underlying securities or [the] [each] underlying securities issuer set forth in any underlying securities prospectus or any other publicly available information is not reliable, neither the depositor nor any of the underwriters has participated in the preparation of these documents, or made any due diligence inquiry with respect to the information provided in these documents. Neither the depositor nor [any of] the underwriter[s] has verified the accuracy or completeness of these documents or reports. Events affecting the underlying securities or [or name[s] of issuer[s]] may have occurred and may not yet have been publicly disclosed. This would affect the accuracy or completeness of the publicly available documents described above.

[USE THE FOLLOWING WHERE THE UNDERLYING SECURITIES CONSIST OF A POOL OF OBLIGATIONS OF MULTIPLE OBLIGORS.]

[The underlying securities will consist primarily of the underlying securities, which are a pool of publicly tradable

                                        [debt securities of various corporate
                                        issuers]

                                        [asset-backed securities of various
                                        issuers]

                                        [trust preferred securities of various
                                        issuers]

                                        [term preferred stock of various
                                        issuers]

                                        [United States Treasury securities]

                                        [debt securities of various United
                                        States government sponsored
                                        entities][provided that [any][such]
                                        GTCs, together with [any][such]
                                        AID-guaranteed securities, will not
                                        account for 20% or more of the aggregate cash flows on the underlying securities securing any series of certificates]

                                        [debt securities of various foreign
                                        government issuers]

The underlying securities will be purchased by the depositor in the secondary market (either directly or through an affiliate of the depositor) and will be deposited into the trust. The underlying securities will not be acquired from the underlying securities issuer[s] or pursuant to any distribution by or agreement with the underlying securities issuer[s].

[USE THE FOLLOWING (A) WHERE THE UNDERLYING SECURITIES CONSIST OF A SINGLE PUBLIC SECURITY AND (B) FOR EACH UNDERLYING SECURITY THAT CONSTITUTES MORE THAN 10% OF A POOL OF SECURITIES]

[The table below sets forth some of the characteristics of the underlying securities. The table is not complete and is subject to, and qualified in its entirety by reference to, the relevant underlying securities prospectuses.

UNDERLYING SECURITIES ISSUER:...................................................

UNDERLYING SECURITIES:................................_______, due _____________

ISSUE DATE:.....................................................................

ORIGINAL PRINCIPAL MATURITY DATE:...............................................

ORIGINAL PAR VALUE AMOUNT ISSUED:...............................................

TYPE OF SECURITY:...............................................................

[corporate debt security]

[asset backed security]

[trust preferred security]

[term preferred stock]

[United States Treasury security]

[debt security of a United States government sponsored entity]

[debt security of a foreign government issuer]

CUSIP NUMBER:...................................................................

STATED INTEREST RATE:...........................................................

INTEREST PAYMENT DATES:.........................................................

MODE OF PAYMENT OF UNDERLYING SECURITIES:.......................................

[Fixed][Variable] rate [pass-through securities]

PAR VALUE AMOUNT OF UNDERLYING SECURITIES (TOTAL ISSUE):........................

PAR VALUE AMOUNT OF UNDERLYING SECURITIES (DEPOSITED UNDER TRUST AGREEMENT):....


AVAILABLE INFORMATION

[The] [Each] [specify which if less than all] underlying securities issuer is subject to the information requirements of the Securities Exchange Act and files reports and other information with the SEC. The reports, proxy and information statements and other information filed by the underlying securities issuer with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661 and 75 Park Place, New York, New York 10007. Copies of this material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC. [In addition, the material described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.]]

[INSERT BRACKETED LANGUAGE IF APPLICABLE]

[FEDERAL NATIONAL MORTGAGE ASSOCIATION

The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgage-backed securities. Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on mortgage-backed securities. Fannie Mae issues mortgage-backed securities primarily in exchange for pools of mortgage loans from lenders. The issuance of mortgage-backed securities enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

Fannie Mae prepares an information statement annually that describes Fannie Mae and its business and operations and contains Fannie Mae's audited financial statements. From time to time, Fannie Mae prepares supplements to its information statement that include unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from [Jayne Shontell, Senior Vice President - Corporate Development and Investor Relations] -- Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016; telephone:
(202) 752-7115. Obligations issued by Fannie Mae are not subject to the registration requirements of the Securities Act and Fannie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act.]

[FEDERAL HOME LOAN MORTGAGE CORPORATION

The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created on July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970. Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low- and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac is the purchase of first lien, conventional, residential mortgages and participation interests in home mortgages from mortgage lending institutions and the resale of the mortgages purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities that are exempt from the registration requirements of the Securities Act. Mortgages retained by Freddie Mac are financed with short- and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

Freddie Mac prepares an information statement annually that describes Freddie Mac and its business and operations and contains Freddie Mac's audited financial statements. From time to time, Freddie Mac prepares supplements to its information statement that include unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing, calling or emailing Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102; telephone: (800) 336-3672; e-mail:
Investor_Inquiry@freddiemac.com). Freddie Mac is not subject to the periodic reporting requirements of the Securities Exchange Act.]

[STUDENT LOAN MARKETING ASSOCIATION

The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965 to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan program and the Health Education Assistance Loan Program. Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, make commitments for or deal in, student loans, including, but not limited to, loans insured under the Federal Family Education Loan program. Sallie Mae is also authorized to buy, sell, hold, underwrite and deal in obligations of eligible lenders, if the obligations are issued by the eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act or other federal enactments.

Pursuant to the Student Loan Marketing Association Reorganization Act of 1996 (the "Privatization Act"), the existing Sallie Mae, which is a U.S. government sponsored entity, became a subsidiary of SLM Holding Corporation, a Delaware corporation. SLM Holding Corporation is not a U.S. government sponsored entity. The Privatization Act provides that Sallie Mae may continue to issue debt obligations maturing on or before September 30, 2008 and further provides that the legal status of Sallie Mae's debt obligations will be fully preserved until their respective maturities. These debt obligations will continue to be obligations of a U.S. government sponsored entity. Pursuant to the Privatization Act, Sallie Mae will wind down its operations and dissolve on or before September 30, 2008, with any outstanding Sallie Mae obligations being defeased on that date with United States government or agency obligations.

Sallie Mae prepares an information statement annually that describes Sallie Mae and its business and operations and contains Sallie Mae's audited financial statements. From time to time, Sallie Mae prepares supplements to its information statement that include unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Investor Relations Department of Sallie Mae at 11600 Sallie Mae Drive, Reston, Virginia 20193; telephone: (703) 810-3000. Sallie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act.]

[FEDERAL HOME LOAN BANKS

The Federal Home Loan Banks constitute a system of twelve federally chartered corporations. The mission of each Federal Home Loan Bank is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the Federal Home Loan Banks is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the Federal Home Loan Banks. The Federal Home Loan Banks are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United

States government, but obligations of the Federal Home Loan Banks are not obligations of the United States government.

The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the Federal Home Loan Banks. Questions regarding the Federal Home Loan Banks combined financial statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board, 1777 F Street, N.W., Washington, D.C. 20006; telephone: (202) 408-2500. Copies of the financial reports will be furnished upon request to the Capital Markets, Office of Finance, 2 Fountain Square, 11921 Freedom Drive, Suite 1000, Reston, Virginia, 20190; telephone: (703) 487-9500.]

[RESOLUTION FUNDING CORPORATION

The Resolution Funding Corporation was a mixed-ownership government corporation established by Title V of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (the "FIRRE Act"). The sole purpose of the Resolution Funding Corporation was to provide financing for the Resolution Trust Corporation, which was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions and which terminated in 1996. The FIRRE Act limited the aggregate principal amount of interest bearing obligations that could be issued by the Resolution Funding Corporation to $30 billion, which amount of obligations was issued in 1989.

Resolution Funding Corporation obligations are not obligations of, or guaranteed as to principal by, the Federal Home Loan Bank System, the Federal Home Loan Banks, the Resolution Trust Corporation or the United States of America. However, the principal of Resolution Funding Corporation obligations is fully payable from non-interest bearing obligations of the United States of America issued by the Secretary of the Treasury and deposited in a separate account at the Federal Reserve Bank of New York. Interest on Resolution Funding Corporation obligations is payable by the Federal Home Loan Banks, certain Federal Deposit Insurance Corporation Funds and, to the extent not paid from these sources, is payable by the Secretary of the Treasury pursuant to an existing appropriation. Obligations issued by the Resolution Funding Corporation are exempt from registration under the Securities Act.

Information concerning the Resolution Funding Corporation may be obtained from the Federal Home Loan Banks, Capital Markets, Office of Finance, 2 Fountain Square,11921 Freedom Drive, Suite 1000, Reston, Virginia, 20190; telephone:
(703) 487-9500. The Resolution Funding Corporation is not subject to the periodic reporting requirements of the Securities Exchange Act.]

[TENNESSEE VALLEY AUTHORITY

Tennessee Valley Authority (the "TVA") is a wholly-owned corporate agency and instrumentality of the United States of America established pursuant to the Tennessee Valley Authority Act of 1933 (the "TVA Act"). TVA's objective is to develop the resources of the Tennessee Valley region in order to strengthen the regional and national economy and the national defense. The TVA conducts power and nonpower programs. The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program. TVA securities are "exempted securities" within the meaning of the Securities Exchange Act.

TVA prepares an information statement annually that describes TVA and its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its information statement that include unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee

Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902,
Attention: Vice President and Treasurer, or by calling (865) 632-2101.]

[FEDERAL FARM CREDIT BANKS

The Farm Credit System is a nationwide system of lending institutions and affiliated service and other entities. Through its banks and related associations, the Farm Credit System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, some farm-related businesses, agricultural and aquatic cooperatives and rural utilities. The Farm Credit System institutions are federally chartered under the Farm Credit Act of 1971 and are subject to regulation by a federal agency, the Farm Credit Administration. The Farm Credit Banks and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lend to the agricultural sector and other sectors of the economy, under the Farm Credit Act the Farm Credit System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to related businesses. Moreover, the Farm Credit System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the Farm Credit System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

The Farm Credit System obtains funds for its lending operations primarily from the sale of debt securities issued under Section 4.2(d) of the Farm Credit Act ("systemwide debt securities"). The Farm Credit Banks are jointly and severally liable on all systemwide debt securities. Systemwide debt securities are issued by the Farm Credit Banks through the Federal Farm Credit Banks Funding Corporation, as agent for the Farm Credit Banks (the "Funding Corporation"). Each Farm Credit Bank determines its participation in each issue of systemwide debt securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to Farm Credit Administration approval.

Important information regarding the Farm Credit Banks and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Funding Corporation. This information consists of the most recent Farm Credit System annual information statement, any quarterly information statements issued after the annual information statement and press releases issued from time to time by the Funding Corporation. This information and the Farm Credit System annual report to investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302; telephone: (201) 200-8000. Upon request, the Funding Corporation will furnish, without charge, copies of the above information. Additional information regarding the Farm Credit Banks can be obtained on the Internet at www://farmcredit-ffcb.com.]

[GOVERNMENT TRUST CERTIFICATES

Government trust certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes of a specified foreign government (the "GTC notes"), payable in U.S. dollars and backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or its agencies, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC notes.

Many issuances of GTCs were undertaken pursuant to Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay some eligible high-interest loans made by the Federal Financing Bank under the foreign military sales credit program. The Appropriations Acts permit prepayment of the foreign military sales loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than 90% of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act. The Defense Security Assistance Agency approves the refinancing of the foreign military sales loan as a condition to the issuance of certificates under the foreign military sales credit program. Although 90% of all payments of principal and interest on the GTC notes are guaranteed by the United States government or its agencies, and 10% of such payments are secured by securities of the United States government or its agencies, the GTCs themselves are not guaranteed. In the event of a default on the GTC notes, the trustee of the trust would be required by the operative documents to make a claim against the United States government or its agency or would be required to liquidate the collateral securing the GTC notes.

If the borrower under the GTC notes fails to deposit with the related trustee all amounts due on the GTC notes on any GTC note payment date, the trustee will first notify the borrower and, one business day later, will send a notice to the Director of the Defense Security Assistance Agency and to the related depositary specifying the amounts due on the GTC notes on the GTC note payment date and the amounts, if any, received from the borrower. On the [11th calendar day] following the GTC note payment date, if any amounts due on a GTC note remain unpaid, the trustee will demand payment from Defense Security Assistance Agency on the applicable guaranty in accordance with its terms. On the day the trustee receives the payment, it will instruct the depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the GTC note.

On the occurrence of an event of default as defined in the related loan agreement, the trustee in its discretion may proceed to protect and enforce the rights of the GTC note holders under the declaration of trust by a suit, action or other proceeding. As provided in the loan agreement, the guaranty and the depositary agreement, the trustee has the legal power to exercise all the rights, powers and privileges of a holder of the GTC note.

The trustee is required to take all necessary action, as permitted by the declaration of trust and applicable law (a) to enforce payments due from the Defense Security Assistance Agency under the guaranty and (b) to take possession of collateral maturing or paying interest on or prior to the GTC note payment date on which default occurred, and to apply the funds in accordance with the declaration of trust for the benefit of holders of GTCs. The trustee is required to notify the borrower upon taking these actions. Neither the trust holding a GTC note nor the Defense Security Assistance Agency has the right to accelerate payment of the GTC note, even if the borrower fails to make payment on the GTC note or another event of default with respect to the GTC note occurs.

[The applicable prospectus supplement will specify, to the extent GTCs are included as underlying securities, the waiting period that must elapse before reimbursement for a default on the GTC notes, and the delay between payment on the GTC notes and payment on the GTCs that is built into the GTCs to protect against a delay in reimbursement. In addition, the applicable prospectus supplement will specify, to the extent applicable: (a) the aggregate principal amount of the GTCs; (b) the coupon, if any, borne by the GTCs; (c) the stated maturity of each GTC; (d) the identity of each underlying obligor; and (e) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation.]] [GTCs, together with any AID-guaranteed securities [(as defined below)] [obligations guaranteed by the United States Agency for International Development ("AID-guaranteed underlying securities")], shall not account for 20% or more of the aggregate cash flows on the underlying securities securing any series of certificates].

[AID-GUARANTEED SECURITIES

Obligations guaranteed by the United States Agency for International Development ("AID-guaranteed securities") consist of notes, bonds, credit facilities and other debt instruments issued by the United States Agency for International Development ("AID") that are issued or arranged by intermediary financial institutions and guaranteed in whole or in part by AID.

Most AID guarantees are established under the auspices of the private sector investment program (the "investment program"), created in 1983 under Section 108 of the Foreign Assistance Act of 1961 and administered by AID. The investment program seeks to promote sustainable economic development by strengthening the private sector in developing countries, primarily through the facilitation of small business financing needs. In 1988, Congress provided the investment program with loan guarantee authority, and guarantees have become the investment program's principal financing instrument. AID guarantees are backed by the full faith and credit of the United States government.

The housing guaranty program (the "housing program") is administered by the AID office of housing and urban programs. The housing program facilitates collaboration between AID and host-country housing institution borrowers in both the public and private sectors. Under the housing program AID participates in the planning, structuring and execution of a housing or shelter finance program. Through the conclusion of implementation agreements, the housing program aids developing countries in securing favorable terms in U.S. capital markets for a U.S. government-guaranteed loan.

Pursuant to the fiscal agency agreement, if the borrower does not deposit with the fiscal agent at or before 12:00 noon, New York City time, on any date on which a payment of principal, interest or maturity amount on the AID-guaranteed securities is due (each, an "AID-guaranteed security payment date"), immediately available funds in an amount sufficient to pay in full any interest and principal, and any maturity amount, due on such AID-guaranteed security payment date with respect to the AID-guaranteed securities, the fiscal agent, acting on behalf of the holders of the AID-guaranteed securities, is obligated to make a demand upon AID, not later than 2:00 p.m., New York City time, on the AID-guaranteed security payment date for payment pursuant to the guarantees.

Pursuant to the guarantees, AID is required, not later than three business days following receipt of the demand, to pay to the demanding AID-guaranteed securityholders the applicable guaranteed amount. Upon receipt by the fiscal agent of payments from AID pursuant to the guarantees, the fiscal agent will be required, if the payments are received at or prior to 12:00 noon, New York City time, on any business day, to remit the payments to the registered holders of the AID-guaranteed securities entitled to payment on that business day and, if the payments are received after that time, to remit the payments to the registered holders on the next business day.

Each AID-guaranteed securityholder is deemed by the acceptance of an AID-guaranteed security to have irrevocably appointed the fiscal agent as its agent for the purpose of making a demand for payment upon AID pursuant to the guarantees and receiving any payment to an AID-guaranteed securityholder by AID pursuant to the guarantees. The regulations also provide that any AID-guaranteed securityholder may make demand for payment on AID under a guarantee on its own behalf immediately upon the failure of the borrower to make any payment when due under the applicable AID-guaranteed security. All payments made by AID to the fiscal agent under the guarantees will be held in trust by the fiscal agent solely for the benefit of the registered holders of the AID-guaranteed securities until remitted to the holders. AID will be discharged from its obligations to make a payment under the guarantees upon the making of the payment to the fiscal agent on behalf of the AID-guaranteed securityholders, provided that the discharge will be effective only as to that payment and to the extent of the amount of that payment.

As provided by the terms of each AID-guaranteed security, an event of default will be deemed to have occurred if the borrower fails to make any payment on the AID-guaranteed security on the applicable payment date. On the occurrence of an event of default, the trustee of the AID-guaranteed security or the trustee may make demand on AID under the guarantees. However, none of the fiscal agent, the trustee or AID may accelerate payment of any AID-guaranteed security, even if the borrower fails to make payment on the AID-guaranteed securities. [Such AID-guaranteed securities, together with any GTCs, will not account for 20% or more of the aggregate cash flows on the underlying securities securing any series of certificates].

[USE THE FOLLOWING WHERE THE UNDERLYING SECURITIES CONSIST OF A POOL OF PUBLIC SECURITIES OTHER THAN ASSET-BACKED SECURITIES]

[The underlying securities will consist primarily of the underlying securities, which are a pool of [Alternative 1: specify debt securities issued by one or more corporations] [Alternative 2: specify obligations that are trust preferred securities] [Alternative 3: specify issues of term preferred stock] [Alternative 4: specify obligations that are United States Treasury securities] [Alternative 5: specify obligations of United States government sponsored entities [as well as] [government trust certificates] [and] [AID-guaranteed securities] [provided that [any][such] GTCs, together with [any][such] AID-guaranteed securities, will not account for 20% or more of the aggregate cash flows on the underlying securities securing any series of certificates]] [Alternative 6: specify obligations of foreign government issuers]. The underlying securities will be purchased by the depositor in the secondary market (either directly or through an affiliate of the depositor) and will be deposited into the trust. The underlying securities will not be acquired either from the respective underlying securities issuers or pursuant to any distribution by or agreement with the underlying securities issuers.

The composition of the underlying securities pool and the distribution of the underlying securities by ratings, remaining term to maturity and interest rate as of ______, ______ (the "cut-off date"), as derived from the relevant underlying securities prospectuses, is as set forth below:

COMPOSITION OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

NUMBER OF UNDERLYING SECURITIES:

Aggregate principal balance: ...........................      $______
Average principal balance: .............................      $______
Largest balance: .......................................      $______
Weighted average interest rate: ........................      ______%
Weighted average original term
       to maturity: ....................................      ______ years
Weighted average remaining term
       to maturity: ....................................      ______ years
Longest remaining term
       to maturity: ....................................      ______ years

DISTRIBUTION BY RATING OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

                                                                PERCENTAGE OF
                                    AGGREGATE                     AGGREGATE
             RATING             PRINCIPAL BALANCE             PRINCIPAL BALANCE

Total          __                       __                            __


DISTRIBUTION BY REMAINING TERM TO MATURITY OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

                  REMAINING                                   PERCENTAGE OF
                   TERM TO               AGGREGATE              AGGREGATE
              MATURITY (MONTHS)      PRINCIPAL BALANCE      PRINCIPAL BALANCE

Total                __                      __                     __

DISTRIBUTION BY INTEREST RATE OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

                                                               PERCENTAGE OF
              INTEREST RATE            AGGREGATE                 AGGREGATE
                RANGE (%)          PRINCIPAL BALANCE         PRINCIPAL BALANCE

Total               __                     __                  __

[USE THE FOLLOWING WHERE THE UNDERLYING SECURITIES CONSIST OF A POOL OF ASSET-BACKED SECURITIES OF MULTIPLE ISSUERS]

[The underlying securities will consist primarily of the underlying securities, which are a pool of publicly tradable asset-backed securities. [Describe applicable type(s) of asset-backed securities]. The underlying securities will be purchased by the depositor or the trust in the secondary market (either directly or through an affiliate of the depositor) and will be deposited into the trust. The underlying securities will not be acquired either from the respective underlying securities issuers or pursuant to any distribution by or agreement with the underlying securities issuers. The composition of the underlying securities pool as of ___________, __ (the "cut-off date"), as derived from the applicable underlying securities prospectuses, is set forth below:

TERMS OF THE UNDERLYING SECURITIES

Issuer..................................................................
Servicer................................................................
Trustee.................................................................
Designation.............................................................
Percentage of total underlying securities pool investor amount..........
Series termination date (1).............................................
Certificate rate........................................................
[Monthly] payment date (2)..............................................
Commencement of controlled amortization/accumulation period (3).........
Minimum seller's percentage.............................................
Cash collateral guaranty amount (4).....................................
Percentage that subordinated class __ certificates constitute of all certificates......................................................
Optional repurchase percentage..........................................
Ratings (5).............................................................


----------
(1) Includes defined terms: Series termination date [and stated series termination date, if applicable].
(2) Includes defined terms: [Monthly] payment date [and distribution date, if applicable].
(3) Includes defined terms: Controlled amortization period, controlled accumulation period [and controlled liquidation period, if applicable].
(4) A "cash collateral guaranty" generally provides, that in the event that a deficiency exists with respect to a payment of interest and/or principal, an amount equal to the deficiency may be withdrawn from the case collateral account and applied to the deficiency up to the amount provided in the underlying securities agreement.
(5) As of ___________, __.


As of the cut-off date, [all of] [approximately __% of] the underlying securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and no obligor of any underlying security was in default in the payment of any installments of principal, interest or premium, if any, with respect to the underlying security. Any rating of any of the underlying securities is not a recommendation to purchase, hold or sell the underlying security or the certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant.

See "Risk Factors -- A reduction or withdrawal of the security rating of your certificates would adversely affect the value of your certificates" in this prospectus supplement regarding considerations applicable to the ratings of the certificates.]

[The underlying securities will be held by the trustee as book-entry credits to an account of the trustee at DTC.]

Terms of the Underlying Securities

[Repeat for Each Underlying Security that Constitutes More Than 10% by Principal Amount of a Pool Of Securities]

[Include information as applicable][The underlying securities of the trust will consist solely of initially [$] ______ aggregate principal amount of __% [specify applicable type/designation of assets], due ________, __ issued by [identify issuer[s] of underlying securities], having the characteristics described in the underlying securities prospectus. The underlying securities were originally issued by the applicable underlying securities issuer as part of an underwritten public offering of [$]________ aggregate principal amount of such securities, pursuant to a registration statement on [Form S-3][Insert applicable form/schedule] (together with all its amendments and exhibits, the "underlying securities registration statement"), filed by the underlying securities issuer[s] with the SEC under the Securities Act. Distributions are required to be made on the underlying securities semiannually on each underlying securities payment date, which dates are the _________ day of each _______ and ________, commencing ________, or if that day is not a business day, on the next succeeding business day.

The underlying securities, together with any other trust assets described below and any credit support, represent the sole sources of funds that are available to make distributions in respect of the certificates. Consequently, the ability of certificate holders to receive distributions in respect of the certificates will depend on the trust's receipt of payments on, or in respect of, the underlying securities.

This prospectus supplement, the attached prospectus, each underlying securities prospectus and each underlying securities registration statement describe the material terms of the underlying securities and the underlying securities agreements. This prospectus supplement is qualified in its entirety by, and should be read in conjunction with, (a) the attached prospectus, (b) each underlying securities prospectus, and (c) the registration statement relating to the underlying securities of which the underlying securities prospectus is a part. No representation is made by the trust, the trustee or the depositor as to the accuracy or completeness of the information contained in any of the underlying securities prospectus[es] or any registration statement relating to the underlying securities.

INTEREST PAYMENTS

Interest accrues on the underlying securities at the certificate rate for each class and series of the securities, from the date of the initial issuance. Interest at the applicable rate will be paid to the certificate holders ___________ [monthly] [quarterly] [semiannually] on the _________ day of each
___________ (or, if that day is not a business day, the next succeeding business day).

[Interest on the underlying securities is calculated on the basis of the actual number of days in the related interest period and a 360-day year.]

The underlying securities bear interest [in the aggregate] at a [weighted average] rate per annum equal to [_____________%] [describe rate or method of calculation].

PRINCIPAL PAYMENTS

[Identify principal payment dates of underlying securities]

[Include, if applicable, definitions of relevant terms] [Generally, principal payments due to the holders of the underlying securities are scheduled to commence on the first payment date of an amortization period for a series of underlying securities or in the case of __, will be provided for by accumulating collections on the [receivables] [amounts receivable in respect of the underlying securities] for a specified period (an "underlying securities accumulation period") and paid on the scheduled final payment date for the payment of the principal on the underlying securities, but in either case may be paid earlier or later than that date. However, if a[n] [early amortization event], [payout event], [liquidation event] [or economic amortization event] (as [that/these term[s are] [is] used in the [agreements] [prospectus] relating to the underlying securities) ([each] [that] event, an "underlying security early amortization event") occurs, [monthly] distributions of principal to the holders of the underlying securities will begin on the first payment date following the occurrence of the underlying security early amortization event. See "Underlying Security Early Amortization Events" below.

If an underlying security early amortization event does not occur, principal will be distributed to the holder of the underlying securities on the first payment date during the amortization period relating to the underlying security or at the end of the underlying security accumulation period. If, however, the amount of principal distributed on the scheduled final payment date for the payment of the principal on the underlying securities is not sufficient to pay the holders of the underlying securities in full, then monthly distributions of principal to the holders of underlying securities will occur on each payment date after the scheduled final payment date that is described in the underlying securities prospectuses.]

[INCLUDE IF APPLICABLE] [REDEMPTION OR CONVERSION FEATURES]

[Describe any redemption, put, call or other conversion features of the underlying securities].

[INCLUDE IF APPLICABLE] [SECURED] [UNSECURED] [OBLIGATIONS]

[Describe the security, including any collateral, for the underlying securities and the priority (senior, subordinated) of the underlying securities with respect to other indebtedness of the applicable underlying securities issuer.]

[INCLUDE IF APPLICABLE] [INVESTOR PERCENTAGE AND SELLER'S PERCENTAGE]

[According to the underlying securities prospectus, all amounts collected on receivables will be allocated to the investor interest of the holders of the underlying securities, the investor interest of any other series and the seller's interest by reference to the investor percentage of the holders of the underlying securities, the investor percentage of any other series and the seller's percentage, as these terms are used in the [agreement,] [prospectus] relating to the underlying securities. The [seller's percentage] generally means the excess of 100% over the aggregate investor percentage of all series issued by the underlying securities issuer then outstanding.]

[INCLUDE IF APPLICABLE] [ALLOCATION OF COLLECTIONS]

[The person managing and servicing the collection of payments on the underlying securities (the "underlying security servicer") will deposit any payments collected by the underlying security servicer with respect to the receivables and will generally allocate these amounts as follows:

         - [an amount equal to the applicable [seller's percentage] of the aggregate amount of deposits in respect of [principal receivables] and [finance charge receivables], respectively, will be paid to the holder of the [seller's certificate] [exchangeable seller's certificate][exchangeable transferor's certificate], as defined in the underlying [prospectus supplement][trust agreement];

         - an amount equal to the applicable investor percentage of the aggregate amount of the deposits in respect of finance charge receivables will be deposited into an account for the benefit of the holders of the underlying securities;

         - during the revolving period, an amount generally equal to the applicable investor percentage of the aggregate amount of the collections in respect of principal receivables will be paid to the holder of the [seller's certificate] [exchangeable seller's certificate][exchangeable transferor's certificate]; provided, however, that the amount may not exceed the amount equal to the seller's interest. "Principal receivables" generally consist of amounts charged by cardholders for merchandise and services, amounts advanced as cash advances and the interest portion of any participation interests. "Finance charge receivables" generally consist of monthly periodic charges, annual fees, cash advance fees, late charges, over-the-limit fees and all other fees billed to cardholders, including administrative fees; and

         - during the [controlled amortization period][,] [rapid amortization period] [or] [accumulation period], as defined in the underlying securities [prospectus supplement][trust agreement], collections of principal receivables will be allocated to the holders of underlying securities based on the investor percentage, subject, during a controlled amortization period, to a cap.]]

[UNDERLYING SECURITIES EVENTS OF DEFAULT] [UNDERLYING SECURITIES EARLY AMORTIZATION EVENTS]

The following is a summary of the typical underlying securities [events of default][early amortization events] for each series of underlying securities:

         - [describe additional underlying securities events of default or specify early amortization events]

[The pool of underlying securities, together with any other assets described below and any credit support described under "Description of Credit Support," represent the sole assets of the trust that are available to make distributions in respect of the certificates.]

The assets of the trust will also include [describe any assets that are ancillary or incidental the underlying securities, or that support payment of the certificates, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, total return swaps, credit derivatives, floors, caps, and collars, and any cash or other security pledged to support the certificates].

[Description of Credit Support]

For the benefit [solely] of [class __________ certificates [and the class __________ certificates]], credit support will be obtained to support or ensure the [ultimate]] distribution of principal and the [timely] distribution of interest amounts due with respect to the underlying securities and other trust assets, in the form and amount described below.

[THE LETTER OF CREDIT]

[Simultaneously with the depositor's assignment of the underlying securities and other trust assets to the trust, the depositor will obtain a letter of credit from __________ (the "letter of credit bank") in favor of the [trustee]. The letter of credit will be irrevocable and will [support the [timely] [ultimate] payment of amounts due with respect to the trust assets]. [The maximum amount that may be drawn under the letter of credit will initially be equal to [$]__________. The initial amount of the letter of credit will be [$]__________. Thereafter, the amount of the letter of credit with respect to any distribution date will equal [the lesser of (a) __________% of the aggregate certificate principal balance outstanding on the preceding distribution date (after giving effect to any payment of principal made on such preceding distribution date) but in any event not less than [$]__________, and (b) the amount of the letter of credit on the preceding distribution date, plus [(x) reimbursement of some advances under the letter of credit and (y) recoveries on defaulted underlying securities and other trust assets] [describe other methods]. The letter of credit expires on __________, __________. The [trustee] will be obligated, in the event of a drawing on the letter of credit, to pursue appropriate remedies against the obligors of the underlying securities and the other trust assets, and any recoveries will be paid to the letter of credit bank to the extent of any amounts owing, in the manner and priority specified in this prospectus supplement.

[Add language regarding the letter of credit bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of the regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information about the letter of credit bank. In addition, to the extent that the letter of credit will provide 20% or more of the cashflow to the applicable series, provide (or incorporate by reference) the audited financial statements of the letter of credit bank. To the extent that the letter of credit will provide between 10% and 20% of the cashflow to the applicable series, provide or incorporate by reference information required by Item 301 of Regulation S-K with respect to the letter of credit bank.]

[THE INSURANCE POLICY]

[Simultaneously with the depositor's assignment of the underlying securities and other trust assets to the trust, the depositor will obtain the insurance policy from __________ (the "insurer") in favor of the trustee. The insurance policy will guaranty [ultimate] distributions of the principal of and premium, if any, and [timely] interest with respect to the [class __________] certificates. The insurance policy expires on __________, __________. The trustee will be obligated, in the event of a drawing on the insurance policy, to pursue appropriate remedies against the obligors of the underlying securities and other trust assets, and any recoveries will be paid to the insurer to the extent of any owing, in the manner and priority specified in this prospectus supplement].

[Add language regarding the insurer with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of the regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information about the insurer. In addition, provide or incorporate by reference the audited financial statements of the insurer.]

[RESERVE ACCOUNT]

The depositor will deposit with the trustee on the closing date, to be held in a trust account (the "reserve account"), cash, letters of credit and short-term investments acceptable to the rating agency initially rating the certificates at the request of the depositor in the amount of [$]__________. [Collections with respect to the underlying securities and other trust assets not distributed to holders of the certificates will be deposited in the reserve account.] Amounts deposited in the reserve account will be used to make payments of principal of and premium, if any, and interest on the certificates to the extent that funds are not otherwise available. Immediately after any distribution date, amounts in the reserve account in excess of [indicate formula] [may be paid to the depositor.]

[OTHER FORMS OF CREDIT ENHANCEMENT]

[Describe the material terms of any other form of credit enhancement that is furnished in relation to the certificates, including any interest rate, currency, securities, commodity or credit swaps, total return swaps, credit derivatives, caps, floors, collars or options, and identify each counterparty to the credit enhancement. To the extent the cash flow provided by the credit enhancement will equal or exceed 20% of the cashflow to the applicable series, provide or incorporate by reference the audited financial statements of the applicable counterparty. To the extent that the cash flow provided by the credit enhancement will equal between 10% and 20% of the cashflow to the applicable series, provide or incorporate by reference summarized financial information with respect to the counterparty.]

Description of the Other Trust Assets

[In addition to the underlying securities, the trust has [entered into a swap agreement] [purchased other trust assets.] [Describe the material terms of any other trust assets which are included in the trust, including any swaps, caps, floors, collars, options, forward contracts or credit derivatives, and identify each counterparty thereto. To the extent the credit exposure related to such trust assets will equal or exceed 20% of the cashflow to the applicable series, provide (or incorporate by reference) the audited financial statements of the applicable counterparty.]

Yield on the Certificates

[Describe factors relating to the underlying securities and other trust assets, their terms and the manner and priority in which collections are paid or allocated to each class of the certificates that may affect the yield on the certificates.] See "Maturity and Yield Considerations" in the attached prospectus.

Description of the Certificates

The certificates will consist of __________ class of certificates, designated as class[__________] __________, [and] class __________ [and class __________]
certificates. The certificates will be denominated and distributions with respect to the certificates will be payable in the specified currency. The certificates represent, in the aggregate, the entire beneficial ownership interest in the related trust. The class __________ certificates have, in the aggregate, an initial [certificate principal balance] [notional amount] of [$]__________ (approximate) and a __________% [variable] pass-through rate. The class __________ certificates have, in the aggregate, an initial [certificate principal balance] [notional amount] of [$] __________ (approximate) and a __________% [variable] pass-through rate. The class __________ certificates have, in the aggregate, an initial [certificate principal balance] [notional amount] of [$]__________ (approximate) and a __________% [variable] pass-through rate. [The class __________ certificates, which are not being offered by this prospectus supplement, will be transferred by the depositor to an affiliate on the closing date, and may be sold at any time by the depositor in accordance with the terms of the trust agreement.]

The certificates [other than the class __________ certificates [and specify others] will be issued, maintained and transferred on the book-entry records of DTC and its participants in minimum denominations of $__________ and [integral multiples of $__________] [multiples of $__________ in excess of $__________].
[The class __________ certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial notional amounts or certificate principal balance, as applicable, of $__________ and integral multiples thereof, except that one certificate of each such class may be issued with an initial notional amount or certificate principal balance, as applicable, equal to an integral multiple of $__________ plus the excess of the initial aggregate notional amount or certificate principal balance, as applicable, of the class over the greatest integral multiple of $__________ that is not more than the initial aggregate notional amount or certificate principal balance, as applicable.]

The certificates [(other than the class of __________ certificates) [specify other classes] will initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the depositor, the "clearing agency"), except as provided below. The depositor has been informed by DTC that DTC's nominee will be Cede & Co. No holder of any of these certificates (a "security owner") will be entitled to receive certificates representing that person's interest, except as set forth below under " __ Definitive Certificates." Unless and until definitive certificates are issued under the limited circumstances described in this prospectus supplement, all references to actions by holders with respect to any certificates will refer to actions taken by DTC upon instructions from its participants. See " __ Definitive Certificates" below and "Description of Certificates __ Global Securities" in the attached prospectus.

Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a [security owner] only at the direction of one or more participants to whose DTC account the certificates are credited. Additionally, DTC will take actions with respect to specified voting rights only at the direction and on behalf of participants whose holdings of the certificates evidence the specified voting rights. DTC may take conflicting actions with respect to voting rights, to the extent that participants whose holdings of certificates evidence the voting rights authorize conflicting action.

DEFINITIVE CERTIFICATES

Definitive certificates will be issued to you or your nominee, respectively, rather than to DTC or its nominee, only if (a) the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as clearing agency with respect to a class of certificates [(other than the class _____ certificates (specify other classes)] and the depositor is unable to locate a qualified successor or (b) the depositor, at its option, elects to terminate the book-entry system through DTC.

Upon the occurrence of any event described in the immediately preceding paragraph, the trustee is required to notify all participants of the availability of definitive certificates through DTC. Upon surrender by DTC of the definitive certificates representing the certificates formerly represented by global certificates registered in the name of the nominee of DTC and receipt of instructions for re-registration, the trustee will reissue the certificates as definitive certificates in the respective principal amounts owned by the individual owners of the certificates, and thereafter the trustee will recognize the holders of the definitive certificates as holders of certificates under the trust agreement.

DISTRIBUTIONS

Collections on the underlying securities and other trust assets that are received for a given collection period in relation to the certificate pursuant to the collection procedures described in this prospectus supplement and in the attached prospectus will be distributed on each distribution date in the following order of priority, solely to the extent funds are available (as defined below) to the trust on the distribution date:

         - to the trustee, all unpaid fees and expenses owed to the trustee and its respective agents, up to the allowable expense amounts (as defined below) for the related collection period;

         - [to the [providers of credit support ("credit support providers")] [swap or derivative counterparty], any amount required to be paid or reimbursed to, or deposited with, that person (collectively, "credit support provider payments");]

         - to the certificate holders of each class of a series, first, to the payment of required interest [and on a pro rata basis to the credit support providers for the payment of any credit support provider payments]; second, to the payment of required principal; and third, to the payment of required premium, in each case applicable to the class, commencing with the most highly ranked class and, to the extent funds remain available to the trust, to each other class in accordance with the ranking specified under " -- Allocation of Losses; Subordination" in this prospectus supplement;

         - [to the credit support providers, any credit support provider payments;]

         - to the trustee, all its remaining unpaid fees and expenses and those of its agents not otherwise paid pursuant to the first paragraph above; and

         - [all remaining amounts, if any, to the holder of the class __ certificates.]

Amounts received from the underlying securities and other trust assets and any applicable credit support relating to the certificates over a specified period may not be sufficient, after payment of all allowable expenses [and payment of all amounts required to be paid to the credit support providers] for that period, to make all required distributions to the certificate holders of the certificates. To the extent there are insufficient funds available to make any distributions due to any series or class, any shortfall will be carried over and will be distributable on the next distribution date on which sufficient funds are available to pay the shortfall.

For purposes of this section:

         "Allowable expense amounts" means, for any given collection period, the sum of (x) [$]_____ and (y) any portion of the allowable expense amount from preceding collection periods that have not been applied on the distribution date for the immediately preceding collection period.

         On any distribution date, "funds are available" to the trust in an amount equal to the sum of (a) all amounts received on or with respect to the underlying securities (including investment income on investments the trust is permitted to make) received during the preceding collection period[,] [and] (b) amounts available as of the distribution date pursuant to the credit support described under "Description of Credit Support."

         "Call premium percentage" for any given distribution date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices.]].

         "Investments the trust is permitted to make" means, with respect to the certificates, those investments acceptable to the rating agency as being consistent with the rating of the certificates. Generally, the investments must be limited to obligations or securities that mature no later than the business day prior to the next distribution date.

         The interest, if any, payable on the certificates or any class of certificates on any given distribution date is the accrued and unpaid interest on the outstanding certificate principal balance [or notional amount] of the certificates, computed at the pass-through interest rate described in this prospectus supplement.

         The premium, if any, payable on the certificates or any class of certificates on any given distribution date means an amount equal to the product of (a) the principal payable on the certificates on the distribution date and (b) the call premium percentage, as defined above, for the distribution date.

         The principal, if any, payable on the certificates or any class of certificates on any given distribution date means the amount received on the underlying securities and other trust assets attributable to principal payments thereon during the related collection period, to the extent payable or allocable to the certificates. The certificate principal balance [or notional amount] of a certificate outstanding at any time represents the maximum amount that the holder is entitled to receive as distribution payable in respect of or allocate to principal from the cash flow on the underlying securities, the other trust assets and any credit support obtained for the benefit of the holder. The certificate principal balance [or notional amount] of any class of certificates [(other than the class _____ certificates)] as of any date of determination is equal to the initial certificate principal balance [or notional amount], reduced by the aggregate of (a) all principal previously paid on the certificate and (b) any deemed reductions in the certificate principal balance [or notional amount]. A deemed reduction in the certificate principal balance [or notional amount] of a certificate will occur where losses are realized on the underlying securities [describe circumstances in which such losses are allocated to principal] or where the trust incurs extraordinary trust expenses, as described in " -- Allocation Of Losses; Subordination." [The notional amount of the class _____ certificates as of any date of determination is equal to [specify amount].] [Holders of the class _____ certificates are not entitled to receive any [distributions allocable to principal] [payments of principal].

[Notwithstanding the priorities described above, holders of the class _____ certificates and the class _____ certificates will be entitled to receive on any distribution date 100% of all principal collections received in the related collection period with respect to the underlying securities and the other trust assets, to be distributed [on a pro rata basis] in reduction of the certificate principal balance of the class _____ certificates and the class _____ certificates, if any of the following conditions are satisfied: [describe conditions, if any by which any class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the closing date].]

[ALLOCATION OF LOSSES; SUBORDINATION [SPECIFY IF NECESSARY]

The subordination described in this " -- Allocation of Losses; Subordination" section that is provided by the class _____ certificates [and the class _____ certificates] is designed to protect holders of the remaining classes of certificates from losses and other shortfalls with respect to the underlying securities and the other trust assets, to the extent described in this section. As a result, losses and other shortfalls with respect to the underlying securities and the other trust assets will be borne by the remaining classes of certificates, to the extent described below, only if the losses and other shortfalls are not covered, or the coverage in respect of the losses and shortfalls has been exhausted.

[Realized losses and extraordinary trust expenses will be allocated on any distribution date as follows: [describe allocation among the various classes].]

[An "extraordinary trust expense" is an expense of a given trust is excess of the allowable expense amount.]]

[RESTRICTION ON TRANSFER OF THE CLASS _____ CERTIFICATES

Because the class _____ certificates are subordinate to the class _____ certificates and the class _____ certificates to the extent set forth in this prospectus supplement, the class _____ certificates may not be purchased by or transferred to a plan. See "ERISA Considerations."]

Description of the Trust Agreement

The certificates will be issued pursuant to the trust agreement between _____ and _____, a form of which is filed as an exhibit to the registration statement of which this prospectus supplement forms a part. A current report on Form 8-K relating to the certificates containing a copy of the trust agreement as executed will be filed by the depositor with the SEC following the issuance and sale of the certificates. The trust created under the trust agreement will consist of:

         - the underlying securities and the other trust assets (exclusive of any retained interest, which is not part of the trust);

         - all payments on or collections in respect of the underlying securities due after the cut-off date, together with any proceeds[.][; and

         - any credit support in respect of any class or classes of certificates].

[In addition, the certificate holders of the certificates may also have the benefit of credit support as discussed under "Description of Credit Support."] You should refer to the attached prospectus for important information in addition to that set forth in this prospectus supplement regarding the trust, the terms and conditions of the trust agreement and the certificates. The material terms of the trust agreement are summarized below and in the attached prospectus. These summaries are not complete and are subject to the detailed provisions contained in the form of trust agreement. You should refer to the trust agreement in order to obtain a full understanding of its provisions.

THE TRUSTEE

_____, a _____, will act as trustee for the certificates and the trust pursuant to the trust agreement. The trustee's offices are located at _______________ and its telephone number is ________.

The trust agreement will provide that the trustee and any director, officer, employee or agent of the trustee will be indemnified by the trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates or the performance of the trustee's duties under the trust agreement, other than any loss, liability or expense (a) that constitutes a specific liability of the trustee under the trust agreement or (b) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the trustee's duties under the trust agreement or as a result of a breach, or by reason of reckless disregard of the trustee's obligations and duties under the trust agreement.

TERMINATION OF BOOK-ENTRY REGISTRATION IN CONNECTION WITH SUSPENSION OF SECURITIES EXCHANGE ACT REPORTING BY THE UNDERLYING SECURITIES ISSUER

After the deposit of the underlying securities into a trust, an underlying securities issuer that has no class of security listed on a national securities exchange or held of record by 300 or more holders could elect to suspend its reporting requirements under the Securities Exchange Act. In that event, the underlying securities issuer would no longer be required to make available under the Securities Exchange Act the public information referred to under "Available Information" of this prospectus supplement. The depositor will cause each trust to undertake to provide, in the trust's own Securities Exchange Act reports for as long as the reports are required to be filed, quarterly and annual financial statements and other information of the type required to be filed on Form 8-K under the Securities Exchange Act with respect to any underlying securities issuer which suspends its Securities Exchange Act reporting requirements, to the extent the reports and information are then available to the trust.

If financial statements are not available to the trust, then, unless the trust has earlier suspended its own Securities Exchange Act reporting requirements for the certificates of the series, the certificates of the series will, by their terms, generally be required to be removed from the DTC book-entry system, and definitive physical certificates representing the certificates of that series will be issued to the beneficial owners of the certificates of the series. In addition, the underlying securities issuer for the underlying securities will be notified that the underlying securities are held pursuant to the trust agreement and that the holders of the certificates constitute record holders of the underlying securities. The issuance of the definitive physical certificates representing the certificates is intended to increase the likelihood that there will then be more than 300 holders of record of the underlying securities, requiring the underlying securities issuer to resume filing Securities Exchange Act reports, in light of Rule 12g5-1(b)(1) under the Securities Exchange Act, which appears to require an underlying securities issuer with actual knowledge that its underlying securities are held pursuant to a trust agreement to treat holders of record of certificates or other evidences of interest issued by the trust as holders of record of the underlying securities.

EVENTS OF DEFAULT

[There are no events of default under the trust agreement. Therefore, payments on your certificates will not be accelerated even if a covenant under the trust agreement is breached, unless an event of default has also occurred with respect to the underlying securities and the payments on the underlying securities have been accelerated.]

[An event of default with respect to any class of certificates under the trust agreement, other than a class of certificates representing an interest in preferred stock will consist of:

         - [a default in the payment of any interest on any underlying security after the interest becomes due and payable, subject to any applicable grace period;

         - a default in the payment of the principal of or any installment of principal of any underlying security when the payment becomes due and payable; and

         - the occurrence and continuance of other events specified in the applicable series supplement.]

[Describe remedies available to certificate holders upon the occurrence and continuance of an event of default, including, as applicable, directing the trustee to vote the underlying securities in favor of declaring the principal balance of and any accrued interest on the outstanding underlying securities to be immediately due and payable].

The trust agreement provides that, within 30 days after the occurrence of an event of default in respect of the certificates of any class, the trustee will give to the holders of the certificates notice, transmitted by mail, of all uncured or unwaived events of default known to it. However, except in the case of an event of default relating to the payment of principal of or premium, if any, or interest on any of the underlying securities, the trustee is protected in withholding the notice if it determines in good faith that withholding the notice is in the interest of the holders of the certificates of the class.

No holder of any certificate will have the right to institute any proceeding with respect to the trust agreement, unless:

         - the holder previously has given to the trustee written notice of a continuing breach;

         - the holders of certificates of the series evidencing not less than _____% of the aggregate voting rights of the series have requested in writing that the trustee institute the proceeding in its own name as trustee;

         - the holder or holders have offered the trustee reasonable indemnity;

         - the trustee has for 15 days failed to institute the proceeding; and

         - no direction inconsistent with the written request has been given to the trustee during the 15-day period by the holders of certificates of the series evidencing not less than _____ % of the aggregate voting rights.]]

VOTING RIGHTS

[At all times,] [Subject to the succeeding paragraph,] _____% of all voting rights are allocated among all holders of the class _____ certificates[,] [and] the class _____ certificates [and specify other classes] in proportion to the outstanding certificate principal balances [or notional amounts] of their respective certificates and _____% of all voting rights will be allocated among all holders of the class _____ certificates in proportion to the then outstanding [certificate principal balances] [notional amounts] of their respective certificates. [Specify whether and what circumstances voting will be class-by-class.]

[Specify conditions, if any, under which allocation of voting rights might change from the foregoing percentages].

VOTING OF UNDERLYING SECURITIES, MODIFICATION OF UNDERLYING SECURITIES AGREEMENT

The trustee, as holder of the underlying securities, has the right to vote and give consents and waivers in respect of the underlying securities as permitted by DTC and except as otherwise limited by the trust agreement. In the event that the trustee receives a request from [DTC], the underlying security trustee or the underlying securities issuer for its consent to any amendment, modification or waiver of the underlying securities, the underlying securities agreement or any other documents relating to the underlying securities, or receives any other solicitation for any action with respect to the underlying securities or the other trust assets, the trustee will mail notice of the proposed amendment, modification, waiver or solicitation to each certificate holder of record as of that date. The trustee will request instructions from the certificate holders as to whether or not to consent to or vote to accept the amendment, modification, waiver, or solicitation. The trustee will consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative certificate principal balance and notional amounts of the certificates) as the holders of the certificates vote as of the date determined by the trustee prior to the date on which the consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the trustee shall at no time vote or consent to any matter:

         - unless the vote or consent would not, based on an opinion of counsel, alter the status of the trust for federal income tax purposes;

         - that would alter the timing or amount of any payment on the underlying securities, except in the event of an [underlying securities event of default] [underlying securities early amortization event or an event that with the passage of time or the giving of notice would become an [underlying securities event of default][underlying security early amortization event] and with the unanimous consent of all outstanding certificates; or

         - that would result in the exchange or substitution of any of the outstanding underlying securities pursuant to a plan for the refunding or refinancing of the underlying securities,

unless certificate holders representing 100% of the aggregate voting rights of each outstanding class of the certificates consent to the trustee voting in favor of or consenting to that matter.

In the event that an offer is made by the underlying securities issuer to issue new obligations in exchange and substitution for any of the underlying securities, pursuant to a plan for the refunding or refinancing of the underlying securities or any other offer is made for the underlying securities, the trustee will notify the certificate holders of the offer as promptly as practicable. The trustee must reject the offer unless an event of default under the underlying securities agreement has occurred and [all] [a majority in certificate principal balance] of the certificate holders vote to accept the offer and the trustee has received the tax opinion of counsel described in the preceding paragraph.

If an event of default under the agreements relating to the underlying securities occurs and is continuing and if directed by all the holders of outstanding class _______ certificates and, unless the class _______ certificates are no longer outstanding, by all the holders of outstanding class _______ certificates, the trustee will vote the underlying securities in favor of directing, or take other action as may be appropriate to direct, the trustee of the underlying securities to declare the unpaid principal amount of the underlying securities and any accrued and unpaid interest on the underlying securities to be due and payable. In connection with a vote concerning whether to declare the acceleration of the underlying securities, the interests of the holders of each class of certificates may differ and the interests of some holders of a particular class may differ from holders of other securities of the same series or class.

TERMINATION

The depositor will have the right to purchase all remaining underlying securities and other trust assets in the trust and thereby effect early retirement of the certificates on any distribution date, [(a)] once the aggregate principal amount of the underlying securities at the time of purchase is not more than [specify percentage not greater than 10%] of the aggregate principal amount of the underlying securities as of the cut-off date [and (b) at the option of the depositor at [specify when and on what terms any option may be exercised]. In the event that the depositor exercises the option, the portion of the purchase price allocable to the certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding certificate principal balance or notional amount, as applicable, plus with respect to the certificates [one month's] [three month's] [specify other period] interest at the [fixed pass-through rate] or the then applicable [variable pass-through rate], as the case may be plus, with respect to each class of certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocations method if different from above.] See also "Description of the Trust Agreement -- Termination" in the attached prospectus.

United States Federal Income Tax Consequences

The following is a general discussion of the material United States federal income tax consequences of the purchase, ownership and disposition of the certificates by an initial holder of certificates. This summary is based upon the Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code"), as well as Treasury regulations and administrative and judicial rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth in this section.

The discussion does not deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. For example, it generally is addressed only to original purchasers of the certificates who are beneficial owners of the certificates and assumes that the certificates are held as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code. The discussion does not address various possible tax considerations that may be relevant to investors subject to special rules, such as investors that are regulated investment companies, banks, insurance companies, tax-exempt organizations, dealers in securities or currencies, mutual funds, REITs, natural persons, cash method taxpayers, S corporations, estates and trusts, investors that hold the certificates as part of a hedging, straddle, or an integrated or conversion transaction, investors that hold certificates as part of a conduit arrangement subject to regulations issued pursuant to section 7701(l) of the Internal Revenue Code, or investors whose functional currency is not the United States dollar. In addition, this discussion does not address alternative minimum tax consequences or the indirect effects on the holders of equity interests in a certificate holder, and does not address investors that are not "United States persons" (as defined below), except to the extent expressly discussed below under " -- Foreign Certificate Holders."

You should consult your own tax advisor to determine the federal, state, local and other tax consequences of the purchase, ownership and disposition of the certificates.

TAX CLASSIFICATION OF THE TRUST

[CLASSIFICATION OF THE TRUST AS A GRANTOR TRUST

Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, has delivered an opinion generally to the effect that, for United States federal income tax purposes, (a) the trust will be classified as a grantor trust, and not as a partnership or as an association or publicly traded partnership taxable as a corporation, and (b) the certificates will be treated as evidencing an undivided interest in the trust assets. Information returns or reports sent to certificate holders and the IRS will be based on the trust being classified as a grantor trust for federal income tax purposes in the absence of statutory or authoritative judicial or regulatory clarification or change to the contrary. As a grantor trust, the trust will not be subject to federal income tax, and each certificate holder will be subject to federal income taxation as if it owned directly the portion of the trust assets allocable to the certificates, and as if it paid directly its share of expenses paid by the trust.

You should be aware that no rulings have been sought from the IRS and that opinions of counsel are not binding on the IRS or the courts. Accordingly, there can be no absolute assurance that the IRS will agree that the trust should be treated as a grantor trust.

POSSIBLE RECHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

If the trust were classified as a partnership that is not a publicly traded partnership, rather than as a grantor trust, the trust would not be subject to federal income tax and certificate holders would be treated as owning partnership interests rather than as owning direct interests in the trust assets.

[No restrictions have been placed on the transfer of certificates to prevent the certificates from being "publicly traded" in the event that the trust is classified as a partnership rather than a grantor trust.] If the trust were deemed to be a publicly traded partnership it could be subject to corporate income tax. Any corporate income tax could materially reduce or eliminate cash that would otherwise be distributable with respect to the certificates (and certificate holders could be liable for the tax that is unpaid by the trust). A publicly traded partnership is taxed in the same manner as a corporation unless at least 90% of its gross income consists of specified types of "qualifying income." Qualifying income includes, among other things, interest income not derived in the conduct of a financial or insurance business, dividend income, and gain from the disposition of assets producing such income. It is anticipated that, [because of the nature of the income of the trust,] if the trust is classified as a partnership, it will not be a publicly traded partnership taxable as a corporation. However, you should be aware that, if the trust were classified as a partnership and not as a grantor trust, there can be no absolute assurance that the IRS will agree that the trust should not be treated as a publicly traded partnership.

The trust agreement will provide that if the trust is classified as a partnership for federal income tax purposes, the trust will make an election under section 761 of the Internal Revenue Code to be excluded from the provisions of Subchapter K of the Internal Revenue Code governing the treatment of partnerships. If the trust makes an effective election out of Subchapter K of the Internal Revenue Code, the treatment of certificate holders would be similar whether the trust is classified as a grantor trust or a partnership. However, the eligibility of the trust to make the election is not free from doubt, and if the election were not effective: (a) the trust would be required to account for its income and deductions at the trust level; (b) each certificate holder would be required separately to take into account its distributive share of income and deductions of the trust (which would not necessarily reflect any particular certificate holder's circumstances, such as a difference between the certificate holder's basis in its certificates and the trust's basis in its assets) as of the close of the taxable year of the trust; and (c) purchases and sales of certificates would be treated as purchases and sales of interests in the trust as an entity, rather than as direct sales of an interest in the trust assets.

The remainder of this discussion assumes that the trust is properly classified as a grantor trust or, if it were to be reclassified as a partnership, it would not be classified as a publicly traded partnership and its election to be excluded from Subchapter K of the Internal Revenue Code would be effective.]

INCOME OF CERTIFICATE HOLDERS

A certificate holder will allocate the amount it pays for its certificate among the trust assets allocable to the certificate, in proportion to their relative fair market values on the date of purchase of the certificate. A certificate holder will calculate separately its income, gain, loss or deduction realized with respect to each trust asset.

The federal income tax treatment of a holder of a particular class of certificates depends upon the particular trust assets collateralizing or otherwise supporting the certificates.

[Describe the federal income tax consequences of the particular trust assets.]

MODIFICATION OR EXCHANGE OF TRUST ASSETS

Depending upon the circumstances, it is possible that a modification of the terms of the trust assets, or a substitution of other assets for the trust assets following a default on the trust assets, would be a taxable event to certificate holders on which they would recognize gain or loss.

FOREIGN TAX CREDITS

Any foreign income taxes withheld from payments to the trust will be includible in the income of certificate holders and will likewise be deductible to certificate holders, or, alternatively, certificate holders may be eligible for a United States foreign tax credit subject to various limitations.

DEDUCTIBILITY OF TRUST'S FEES AND EXPENSES

In computing its federal income tax liability, a certificate holder will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees paid or incurred by the trust as provided in section 162 or 212 of the Internal Revenue Code and any allowable amortization deductions with respect to other specified trust assets. If a certificate holder is an individual, estate or trust, the deduction for his share of fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

PURCHASE AND SALE OF A CERTIFICATE

A certificate holder's adjusted tax basis in a certificate generally will equal the cost of the certificate, increased by any amounts of undistributed taxable income (for example, original issue discount or market discount) and reduced by any amortized premium and any payments other than payments of qualified stated interest on a trust asset made on the certificate.

If a certificate is sold, gain or loss will be recognized equal to the difference between the proceeds of sale allocable to each of the trust assets and the certificate holder's adjusted tax basis in each of the foregoing. Any gain or loss will be a capital gain or loss if the certificate was held as a capital asset, except that gain will be treated in whole or in part as ordinary interest income to the extent of the certificate holder's interest in accrued market discount or accrued interest not previously taken into income on trust assets.

BACKUP WITHHOLDING

Payments made on the certificates and proceeds from the sale of the certificates will not be subject to a "backup" withholding tax of 31% unless, in general, the certificate holder fails to comply with specified reporting procedures and is not an exempt recipient under applicable provisions of the Internal Revenue Code. In general, such payments will be subject to information reporting unless the certificate holder is an exempt recipient under applicable provisions of the Internal Revenue Code.

FOREIGN CERTIFICATE HOLDERS

A "foreign certificate holder" is any certificate holder that is not a "United States person." A "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any of its political subdivisions, an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source, or a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States fiduciaries have the authority to control all of its substantial decisions.

[Describe the withholding tax consequences to foreign certificate holders of the particular trust assets.]

ERISA Considerations

The Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code impose various requirements on "employee benefit plans" (as defined in section 3(3) of ERISA), "plans" (as defined in section 4975 of the Internal Revenue Code) (each, a "plan") and on persons that are fiduciaries with respect to plans in connection with the investment of the assets of a plan. For purposes of this discussion, plans may include individual retirement accounts and annuities, Keogh plans and separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other plans are invested.

Governmental plans and, if they have not made an election under section 410(d) of the Internal Revenue Code, church plans are not subject to ERISA requirements. Accordingly, assets of those plans may be invested in the certificates without regard to the considerations described below in this "ERISA Considerations" section, subject to the provisions of other applicable federal and state law. Any of those plans that is qualified and exempt from taxation under sections 401(a) and 501(a) of the Internal Revenue Code, however, is subject to the prohibited transaction rules in section 503 of the Internal Revenue Code.

ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of a plan, including investment prudence and diversification and compliance with the investing plan's governing documents. Section 406 of ERISA and section 4975 of the Internal Revenue Code also prohibit a broad range of transactions involving the assets of a plan and a "party in interest" (as defined in section 3(14) of ERISA) or a "disqualified person" (as defined in section 4975(e)(2) of the Internal Revenue Code) with respect to that plan, unless a statutory or administrative exemption exists. Parties in interest or disqualified persons that participate in a prohibited transaction may be subject to an excise tax imposed under section 4975 of the Internal Revenue Code or a penalty imposed under section 502(i) of ERISA, unless a statutory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected plan for any losses realized by that plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, which would result in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

A plan's investment in the certificates may cause the underlying assets of the trust to be deemed assets of that plan. Section 2510.3-101 of the Department of Labor regulations provides that when a plan acquires an equity interest in an entity, the assets of that plan include both that equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. [Discuss any exception that might apply] [Except as set forth in the following sentences, plans [can generally][cannot] purchase the certificates. The class _______ certificates [and specify others] may be eligible for purchase by plans. The class _______ certificates are not expected to be eligible for purchase by plans.]

If the assets included in the trust are plan assets, then any party exercising management or discretionary control regarding those assets, such as the trustee, or affiliates of any of these parties, may be deemed to be a fiduciary with respect to the investing plan and subject to the fiduciary responsibility provisions of ERISA. If the assets included in the trust are plan assets, then the operation of the trust may involve prohibited transactions under ERISA or the Internal Revenue Code.

In addition, the acquisition or holding of certificates by or on behalf of a plan could give rise to a prohibited transaction if the depositor, the underwriter, the trustee or any related sub-servicer, tax administrator or manager, or one of their affiliates, is or becomes a party in interest or disqualified person with respect to an investing plan. Plans maintained or contributed to by the depositor, underwriter, trustee, and the trustee of the underlying securities, or any of their affiliates, should not acquire or hold any certificate.

If you are the fiduciary of a plan, you should consult your counsel before purchasing any certificates.

PROHIBITED TRANSACTION EXEMPTIONS

If you are a plan fiduciary, then, in connection with your decision of whether to purchase any of the certificates on behalf of a plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the Department of Labor:

- Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving plans and broker-dealers, reporting dealers and banks;

- Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and parties in interest or disqualified persons;

- Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and parties in interest or disqualified persons;

- Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of a plan by a "qualified professional asset manager;"

- Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general accounts and parties in interest or disqualified persons; and

- Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of a plan by an "in-house asset manager."

We cannot provide any assurance that any of these class exemptions will apply with respect to any particular investment by or on behalf of a plan in any class of certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment.

SERVICES OF THE TRUSTEES

[The custodial and other services rendered by the trustee and the trustee of the underlying securities might be exempt pursuant to section 408(b)(2) of ERISA and section 4975(d)(2) of the Internal Revenue Code, which exempt services necessary for the establishment or operation of a plan under a reasonable contract or arrangement and for which no more than reasonable compensation is paid. An arrangement would not be treated as reasonable unless it can be terminated upon reasonably short notice under the circumstances without penalty. The trustees may each be terminated upon 60 days prior notice and the approval of more than 66 2/3% of the aggregate [beneficial interest] [certificate principal balance] of certificates. The depositor believes the compensation of the trustees is reasonable under the circumstances. The statutory exemption for services noted above does not provide exemptive relief from prohibited transactions described in section 406(b) of ERISA or section 4975(c)(1)(E) or (F) of the Internal Revenue Code. In that regard, a fiduciary with respect to a plan should consider whether a sale of a portion of the underlying securities by the trust to [UBS Warburg LLC] [UBS Paine Webber Inc.] or its affiliates might constitute a non-exempt prohibited transaction by reason of the relationship between the trust and any such purchaser, notwithstanding the sale procedure to accept the highest bid submitted and the certification of the highest bid and identity of bidders to the trustee, or the possibility that the trust may not solicit [UBS Warburg LLC] [UBS Paine Webber Inc.] and its affiliates to avoid the possibility of a non-exempt prohibited transaction. The trust shall, prior to any sale of underlying securities to [UBS Warburg LLC] [UBS Paine Webber Inc.] or any of its affiliates, certify in writing to the trustee that any such purchaser submitted the highest of at least three bids and shall identify the other bidders.][For use when the related trust holds only one asset.]

INSURANCE COMPANY GENERAL ACCOUNTS

Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not plan assets. A Department of Labor regulation issued under section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a plan on or before December 31, 1998, which general account assets are plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be plan assets.

Any assets of an insurance company general account which support insurance policies issued to a plan after December 31, 1998, or issued to a plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under section 401(c) of ERISA, may be treated as plan assets. In addition, because section 401(c) of ERISA and the regulation issued under section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as plan assets, invested in the separate account. If you are an insurance company contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of section 401(c) of ERISA.

CONSULTATION WITH COUNSEL

If you are a fiduciary for a plan and you intend to purchase certificates on behalf of or with assets of that plan, you should consider your general fiduciary obligations under ERISA and consult with your legal counsel as to the potential applicability of ERISA and the Internal Revenue Code to that investment and the availability of any prohibited transaction exemption in connection with that investment.

By acquiring and holding a certificate, a plan shall be deemed to have represented and warranted to the depositor, the trustee, and the underwriter that the acquisition and holding of a certificate does not involve a non-exempt prohibited transaction with respect to the plan, including with respect to the activities of the trust.

Supplemental Plan of Distribution

Subject to the terms and conditions set forth in the underwriting agreement, dated as of __, 200__ (the "underwriting agreement"), the depositor has agreed to sell and [UBS Warburg LLC] [UBS PaineWebber Inc.][, an affiliate of the depositor] [each of the underwriters named below, including [UBS Warburg LLC] [UBS PaineWebber Inc.][, an affiliate of the depositor] (the "underwriter[s]")[,] has [severally] agreed to purchase, the [certificates] [principal [or notional] amount of each class of certificates set forth below opposite its name].

                             CLASS_______      CLASS______       CLASS_______
                             CERTIFICATES      CERTIFICATES      CERTIFICATES
[UBS Warburg LLC]
[UBS PaineWebber Inc.]       $_______            $_______          $_______
Total                         _______             _______           _______

[[UBS Warburg LLC] [UBS PaineWebber Inc.] has] [The several underwriters have] agreed, subject to the terms and conditions set forth in the underwriting agreement, to purchase all certificates offered by this prospectus supplement if any of the certificates are purchased. [In the event of default by any underwriter, the underwriting agreement provides that, in some circumstances, the purchase commitments of non-defaulting underwriters may be increased or the underwriting agreement may be terminated.]

The depositor has been advised by the underwriter[s] that [it] [they] propose[s] to offer the certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriter[s] may effect these transactions by selling certificates to or through dealers and the dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter[s] and any purchasers of certificates for whom they may act as agents. The underwriter[s] and any dealers that participate with the underwriter[s] in the distribution of certificates may be deemed to be underwriters, and any profit on the resale of certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act.

[The underwriting agreement provides that the depositor will indemnify the underwriter[s] against specified civil liabilities, including liabilities under the Securities Act, or will contribute to payments the underwriter[s] may be required to make in respect thereof.]

In the future [UBS Warburg LLC,] [UBS PaineWebber Inc.] or one or more of [its] [their] affiliates may repurchase and resell the offered certificates in secondary market transactions, with resales being made at prices related to prevailing market prices at the time of resale or at negotiated prices. However, neither [UBS Warburg LLC,] [UBS PaineWebber Inc.] nor any other affiliate of the depositor is obligated to make a secondary market in the certificates, or to continue secondary market activities once started. No assurance can be given as to the liquidity or trading market for the certificates. For more information about the plan of distribution, see "Plan of Distribution" in the attached prospectus.

Ratings

It is a condition to the issuance of the certificates that the certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Ratings Services ("Standard & Poor's")] [ Moody's Investors Service, Inc. ("Moody's")] and [Fitch Inc. ("Fitch")] (the "rating [agency] [agencies]"). The ratings address the likelihood of the receipt by certificate holders of payments required under the trust agreement, and are based primarily on the credit quality of the underlying securities, the other trust assets and any providers of credit support, as well as on the relative priorities of each class of the certificates with respect to collections and losses with respect to the trust assets. The rating on the certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the trust assets, the corresponding effect on yield to investors, or whether investors in the class __________ certificates [specify class with notional amount] may fail to recover fully their initial investment.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating. We cannot assure you that the rating will not be lowered or withdrawn entirely by the rating agency in the future, which may adversely affect the value of your certificates.

The depositor has not requested a rating on the certificates by any rating agency other than the rating [agency] [agencies]. However, there can be no assurance as to whether any other rating agency will rate the certificates, or, if it does, what rating would be assigned by any other rating agency. A rating on the certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the certificates by the rating [agency] [agencies].

Legal Opinions

The validity of the certificates and their federal income tax status have been passed upon for the depositor and the trust by Sidley Austin Brown & Wood, New York, New York.

Index of Defined Terms

The following is an index of defined terms used in this prospectus supplement and the page where each definition appears.

Defined Terms                                                              Page
------- -----                                                              ----
AID................................................................        S-31
AID-guaranteed securities..........................................   S-4, S-31
AID-guaranteed underlying securities...............................        S-30
Allowable expense amounts..........................................        S-42
Appropriations Acts................................................        S-30
Call premium percentage............................................        S-42
capital assets.....................................................        S-48
cash collateral guaranty...........................................        S-34
certificates.......................................................        S-2
clearing agency....................................................        S-40
closing date.......................................................   S-7, S-13
credit support provider payments...................................        S-41
credit support providers...........................................        S-41
cut-off date.......................................................  S-32, S-33
ERISA..............................................................        S-11
extraordinary trust expense........................................        S-43
Fannie Mae.........................................................        S-26
finance charge receivables.........................................        S-37
FIRRE Act..........................................................        S-28
Fitch..............................................................        S-55
foreign government.................................................        S-22
Freddie Mac........................................................        S-26
Funding Corporation................................................        S-29
GTC notes..........................................................        S-29
GTCs...............................................................   S-3, S-29
housing program....................................................        S-31
insurer............................................................        S-38
investment program.................................................        S-31
IRS................................................................        S-20
Moody's............................................................        S-55
other trust assets.................................................        S-9
plan...............................................................        S-11
plans..............................................................        S-51
principal receivables..............................................        S-37
rating [agency] [agencies].........................................        S-55
realized losses....................................................        S-8
reserve account....................................................        S-38
Sallie Mae.........................................................        S-27
Securities Exchange Act............................................        S-24
security owner.....................................................        S-40
special distribution date..........................................        S-8
specified currency.................................................        S-2
Standard & Poor's..................................................        S-55

systemwide debt securities.........................................        S-29
TVA Act............................................................        S-28
underlying securities accumulation period..........................        S-35
underlying securities agreement....................................        S-5
underlying securities payment date.................................        S-8
underlying securities registration statement.......................        S-35
underwriter[s].....................................................        S-54
underwriting agreement.............................................        S-54
United States persons..............................................        S-48

                                  [BACK COVER]


Until ______________, all dealers effecting transactions in the certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                    Subject to Completion, Dated ____, 2001

PROSPECTUS

                       CORPORATE ASSET BACKED CORPORATION
                                    DEPOSITOR

                                   $1,000,000
                                  CERTIFICATES
                              (ISSUABLE IN SERIES)

--------------------------------------------------------------------------------------------------------------------
YOU SHOULD FULLY REVIEW THE RISK   EACH TRUST
FACTORS ON PAGE 3 OF THIS                      -     may periodically issue certificates in one or more series with
PROSPECTUS PRIOR TO INVESTING                        one or more classes.
IN THE CERTIFICATES.
                                   EACH TRUST
                                               -     will own a publicly tradable, fixed-income debt security or a pool of such debt securities; and
The certificates will not
be insured or guaranteed                       -     will own other assets described in this prospectus and in the
by the Federal Deposit                               attached prospectus supplement.
Insurance Corporation or
any other government               THE CERTIFICATES
agency, unless otherwise
specified in the applicable                    -     will represent undivided beneficial ownership interests in the
prospectus supplement.                               trust assets, and will be paid only from the trust assets;

                                               -     will be denominated in U.S. dollars or in one or more other currencies, and any payments to certificate holders may be
We will describe the                                 payable in U.S. dollars or in one or more other currencies;
specific terms of your                               and
certificates and any other
classes of certificates that                   -     will be issued as part of a designated series that may include
are included in the same                             one or more classes of certificates.
series, in a prospectus
supplement that will be            THE CERTIFICATE HOLDERS
attached to this                               -     will receive interest, principal and other payments from the
prospectus.                                          assets deposited into the trust.
--------------------------------------------------------------------------------------------------------------------

                                ----------------

This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus may be used in the initial sale of the certificates.

UBS WARBURG                                                 UBS PAINEWEBBER INC.

                The date of this prospectus is _________, 2001.

Table Of Contents
----------------------------------------------------------------------------------
Important Notice..............................................................   1
Where You Can Find More Information...........................................   2
Incorporation of Documents By Reference.......................................   2
Reports to Holders of Certificates............................................   2
Risk Factors..................................................................   3
The Depositor.................................................................   5
Use of Proceeds...............................................................   5
Formation of the Trusts.......................................................   5
Description of the Certificates...............................................   6
    Nature of the Certificates................................................   7
    Terms Specified in the Prospectus Supplement..............................   7
    Distributions.............................................................   8
    Interest on the Certificates..............................................   9
    Fixed Rate Certificates...................................................  10
    Floating Rate Certificates................................................  10
    Stripped Certificates.....................................................  11
    Principal of the Certificates.............................................  12
    Foreign Currency Certificates.............................................  12
    Indexed Certificates......................................................  12
    Multi-Currency Certificates...............................................  13
    Put Option................................................................  13
    Transfers and Exchanges...................................................  13
    Global Securities.........................................................  13
Maturity and Yield Considerations.............................................  15
Description of the Trust Assets, Including Credit Support.....................  16
    Underlying Securities.....................................................  16
    Private Sector Securities.................................................  17
    Domestic Government Securities............................................  18
    Foreign Government Securities.............................................  19
    Multilateral Bank Issuers.................................................  19
    Principal Economic Terms of Underlying Securities.........................  19
    Publicly Available Information............................................  20
    Other Trust Assets........................................................  20
    Swaps, Caps, Floors, Options, Forward Contracts and Credit Derivatives....  20
    Credit Support............................................................  22
    Collections...............................................................  23
Description of the Trust Agreement............................................  24
    Assignment of Trust Assets................................................  24
    Collection and Other Administrative Procedures............................  24
    Realization upon Defaulted Trust Assets...................................  24
    Retained Interest.........................................................  25
    Trustee's Compensation; Payment of Expenses...............................  25
    Matters Regarding the Trustee.............................................  25
    Remedies of Certificate Holders...........................................  26
    Modification and Waiver...................................................  26
    Reports to Certificate Holders; Notices...................................  27
    Evidence as to Compliance.................................................  28
    Replacement Certificates..................................................  28
    Termination...............................................................  29
    Duties of the Trustee.....................................................  29
    The Trustee...............................................................  29
Currency Risks................................................................  29
    Exchange Rates and Exchange Controls......................................  29
    Payment Currency..........................................................  30
    Foreign Currency Judgments................................................  31
United States Federal Income Tax Consequences.................................  32
Certain ERISA Considerations..................................................  32
Plan of Distribution..........................................................  34
Legal Opinions................................................................  35
Index of Defined Terms........................................................  36

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE ATTACHED PROSPECTUS SUPPLEMENT

We provide information to you about the certificates in two separate documents that provide progressively more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the attached prospectus supplement, which will describe the specific terms of your series of certificates, including:

      -     the series designation and aggregate principal amount;

      - the number of classes of the series and, with respect to each class, the designation, aggregate principal amount or, if applicable, notional amount and authorized denominations of the certificates;

      - the type, characteristics and specifications of the securities deposited into the trust (the "underlying securities") and any other ancillary assets deposited into the trust (the "other trust assets," and together with the underlying securities, the "trust assets");

      -     any credit support for the series or a class;

      - the relative rights and priority of payments of each class, including the method and priority for allocating collections from the trust assets to the certificate holders of each class;

      -     the name of the trustee for the series;

      - the pass-through rate (as defined below) or the method of calculating it;

      - the dates (each, a "distribution date") on which distributions of principal, premium, if any, and interest will be made;

      -     the date of issue;

      -     the final scheduled distribution date, if applicable;

      -     the offering price;

      - the currency or currencies in which the principal, premium, if any, and any interest are distributable; and

      - any provisions for exchanging the certificates for other assets, whether mandatory or optional, any provisions for redemption of the certificates and any other specific terms of the certificates of each series or class.

See "Description of the Certificates -- Terms Specified in the Prospectus Supplement" for a listing of other items that may be specified in the applicable prospectus supplement.

If the descriptions of the terms of a particular series of certificates in this prospectus differ from those in the applicable prospectus supplement, you should rely on the description in the prospectus supplement.

You should rely only on the information provided in this prospectus and the attached prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus as of any date other than the date stated on its cover.

We include cross-references in this prospectus and in the attached prospectus supplement to captions in these materials where you can find further related discussions. The table of contents in each document provides the pages on which these captions are located.

WHERE YOU CAN FIND MORE INFORMATION

Each separate trust created by Corporate Asset Backed Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and we file reports and other information with the SEC. You may read and copy any reports, statements and other information we file at the SEC's public reference rooms in Washington, D.C. at the SEC's principal offices at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You can request copies of these documents, upon payment of a copying fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference rooms. The SEC maintains a website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC. We do not intend to send any financial reports to certificate holders.

We filed a registration statement on Form S-3 relating to the certificates with the SEC. This prospectus is part of the registration statement, but the registration statement includes additional information.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. You should read the applicable prospectus supplement to find out what information has been incorporated by reference to other documents.

REPORTS TO HOLDERS OF CERTIFICATES

On each distribution date, the trustee will prepare unaudited reports containing information concerning each trust. Except as otherwise specified in the applicable prospectus supplement, unless and until definitive certificates (as defined below) are issued, the trustee will send these reports, on behalf of each trust, to Cede & Co., as nominee of The Depository Trust Company and registered holder of the certificates. If definitive certificates are issued, the trustee will send the reports to each registered holder. See "Description of the Certificates -- Global Securities" and "Description of the Trust Agreement -- Reports to Certificate Holders; Notices." These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.

We will also file with the SEC, on behalf of each separate trust, periodic reports that are required under the Securities Exchange Act. These reports include Annual Reports on Form 10-K and Current Reports on Form 8-K that include basic information about transactions made by the trust, but not about the trustee or the depositor. However, the depositor's obligation to make these periodic reports is likely to be suspended by the depositor after the expiration of the year in which the certificates are issued.


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
RISK FACTORS

In connection with your investment in the certificates of any series, you should consider, among other things, the following risk factors and any other risk factors in the applicable prospectus supplement.

YOUR CERTIFICATES WILL REPRESENT AN INTEREST IN THE ASSETS OF THE APPLICABLE TRUST ONLY AND WILL NOT REPRESENT A RECOURSE OBLIGATION OF OR INTEREST IN THE DEPOSITOR OR ANY OF ITS AFFILIATES. THE PERFORMANCE OF THE UNDERLYING SECURITIES WILL AFFECT THE VALUE OF YOUR INVESTMENT AND YOU MAY EXPERIENCE A LOSS IF LOSSES ARE EXPERIENCED ON THE TRUST ASSETS.

Your certificates will represent an interest in the assets of the applicable trust only and will not represent a recourse obligation of or interest in the depositor or any of its affiliates. The trust has no significant assets other than the underlying securities and the other trust assets. No other assets are available to make payments or distributions with respect to your certificates. Neither the depositor, the trustee nor any of their affiliates is obligated to make any payments in respect of your certificates if the underlying securities and the other trust assets are insufficient. Consequently, if losses are experienced on the underlying securities and the other trust assets, you may experience a loss on your investment. Accordingly, you are strongly encouraged to obtain as much information about the underlying securities as you would if you were investing directly in the underlying securities. The applicable prospectus supplement will provide the basic terms of the underlying securities and will refer you to publicly available information about the issuers of the underlying securities.

YOUR ABILITY TO MAKE AN INFORMED INVESTMENT DECISION MAY BE IMPEDED IF AN UNDERLYING SECURITIES ISSUER STOPS MAKING INFORMATION ABOUT ITS FINANCIAL CONDITION AND BUSINESS PUBLICLY AVAILABLE.

In deciding whether to invest in or to sell certificates, you should obtain and evaluate information about each issuer of the underlying securities as if you were investing directly in that issuer and its securities. The information that each underlying securities issuer makes available to the public is important in considering whether to invest in or sell certificates. See "Description of the Underlying Securities -- Available Information" in the applicable prospectus supplement.

To the extent that an underlying securities issuer ceases to make information about itself and the underlying securities publicly available, your ability to make an informed decision to purchase or sell certificates could be impeded. The depositor, the trustee, the underwriters and their affiliates (a) have not verified, and have not undertaken to verify, the accuracy, completeness or continued availability of any information by any underlying securities issuer (whether or not filed with the SEC), (b) have made no investigation of the financial condition or creditworthiness of any underlying securities issuer, and
(c) assume no responsibility for any information considered by any purchaser or potential purchaser of the certificates that is not contained in this prospectus or the applicable prospectus supplement.

You should not construe the issuance of the certificates as an endorsement of the financial condition or business prospects of any underlying securities issuer by the depositor, the trustee, the underwriters or any of their affiliates.

DISTRIBUTIONS AND OTHER PAYMENTS WITH RESPECT TO YOUR CERTIFICATES AND YOUR EXPECTED INVESTMENT YIELD MAY BE AFFECTED BY FACTORS SUCH AS THE PERFORMANCE OF THE TRUST ASSETS, THE REDEMPTION OR ACCELERATION OF THE UNDERLYING SECURITIES AND THE PRIORITY OF PAYMENTS FOR YOUR CLASS OF CERTIFICATES.

A number of factors may affect the timing of any distribution with respect to any series or class of certificates and the yield that you realize on your investment in the certificates, including:

      -     the purchase price of your certificates;

      -     the performance of the related trust assets;

      - the repurchase of the underlying securities by the issuer of the underlying securities;

      - whether the maturity of your certificates is shortened as a result of any early redemption or repayment; and

      - the manner and priority in which collections from the underlying securities and any other trust assets are allocated to each class of the series.

Neither the depositor nor the trustee can predict if or when a redemption of the underlying securities will occur. If the certificates are prepaid, your investment in the certificates and the underlying securities will have a shorter average maturity. If the certificates are prepaid when prevailing market interest rates are lower than the yield on your certificates, you may be unable to realize a comparable yield when you reinvest the funds that you receive from the prepayment of your certificates.

A TRADING MARKET FOR YOUR CERTIFICATES MAY NOT DEVELOP OR CONTINUE; THUS IT MAY BE DIFFICULT TO RESELL YOUR CERTIFICATES.

Prior to the issuance of any series or class of certificates there will not be a public market for those securities. The underwriter may assist in resales of the certificates, but it is not obligated to do so. A trading market for the certificates may not develop. Even if a secondary market does develop, it may not continue or be sufficiently liquid to allow you to resell your certificates, and you may experience a loss on your investment.

THE TRUST WILL NOT ACTIVELY MANAGE THE UNDERLYING SECURITIES TO AVOID ADVERSE EVENTS.

Except as described in this prospectus and the applicable prospectus supplement, the trust will not dispose of any underlying securities or other trust assets, regardless of adverse events, financial or otherwise, that may affect the value of the underlying securities or the underlying securities issuer. If there is a payment default on any underlying security or any other default that may result in the acceleration of the underlying security, the trust will only dispose of or otherwise deal with the defaulted underlying security in the manner provided in the trust agreement. If provided in the applicable prospectus supplement, if a payment default on or acceleration of an underlying security occurs, the trust agreement may provide that the trust will sell or distribute the underlying security notwithstanding market condition at the time, and the trustee will not have discretion to do otherwise. This sale or distribution may result in greater losses than might occur if the trust continued to hold the underlying security.

THE TRUST AGREEMENT MAY BE AMENDED WITHOUT YOUR CONSENT.

The trust agreement that governs the terms of your certificates may be amended or modified by the depositor and the trustee without your consent upon compliance with the conditions specified in the trust agreement. For example, the trust agreement may be modified or amended in a way that materially adversely affects your certificates if holders of certificates evidencing not less than the required percentage of votes specified in the trust agreement consent to the modification or amendment. See "Description of the Trust Agreement -- Modification and Waiver" in this prospectus.

THE DEPOSITOR

Corporate Asset Backed Corporation was incorporated in the State of Delaware on November 22, 1993, as a wholly-owned limited purpose subsidiary of Paine Webber Group Inc., and is now a wholly-owned subsidiary of UBS Americas Inc., successor by merger to Paine Webber Group Inc. The depositor will not engage in any business or activities other than creating trusts for the purpose of issuing and selling securities, issuing notes secured by, and certificates representing interests in, the trusts from time to time, and acquiring, owning, holding, pledging and transferring assets (including the underlying securities and other trust assets) in connection with the creation of a trust and in related activities. The depositor does not have, nor is it expected to have, any significant assets.

The principal executive office of the depositor is located at 400 West Main Street, Suite 338, Babylon, New York 11702 (Telephone: (631) 587-4700).

USE OF PROCEEDS

Unless otherwise specified in the applicable prospectus supplement, the net proceeds received from the sale of each series or class of certificates will be used by the depositor to purchase the related trust assets and to obtain or establish any credit support, including, if specified in the applicable prospectus supplement, making required deposits into a reserve or other account for the benefit of the certificate holders of such series or class. Any remaining net proceeds will be used by the depositor for general corporate purposes.

FORMATION OF THE TRUSTS

A separate trust will be created to issue each series of trust certificates. Each trust will be a New York common law trust, a Delaware business trust, or a trust governed by the law of a jurisdiction specified in the applicable prospectus supplement. The depositor will assign the trust assets for each series of certificates to the trustee named in the applicable prospectus supplement, in its capacity as trustee, for the benefit of the holders of that series of certificates. See "Description of the Trust Agreement -- Assignment of Trust Assets." The trustee named in the applicable prospectus supplement will administer the trust assets pursuant to a trust agreement and will receive a fee for its services. See "Description of the Trust Agreement -- Collection and Other Administrative Procedures" and " -- Trustee's Compensation; Payment of Expenses." The trustee will establish a certificate account to hold any funds or other property of the trust. See "Description of the Trust Assets, Including Credit Support -- Collections."

The trustee will make payments or distributions with respect to the certificates only out of the proceeds of the trust assets. The depositor and its affiliates will have no obligation to make any other payments or distributions with respect to the certificates.

Unless otherwise provided in the applicable prospectus supplement, the trust assets of each trust will consist of:

      - underlying securities, contributed to the trust by the depositor, excluding any interest in such securities (the "retained interest") retained by the depositor or any previous owner;

      - any credit support specified in the applicable prospectus supplement, as described in that prospectus supplement and in this prospectus under "Description of Trust Assets, Including Credit Support -- Credit Support;" and

      - any rights arising out of the underlying securities, the other trust assets and all proceeds on the underlying securities and the other trust assets.

DESCRIPTION OF THE CERTIFICATES

The certificates are "pass-through" securities that represent equity ownership interests in the assets and rights held by the issuing trust. All proceeds of the assets and rights will be "passed through" to certificate holders. The depositor will arrange for the offering of the certificates by each trust, and will either sell the trust assets to the trust, or will arrange for the trust to acquire the trust assets directly, in each case in exchange for the proceeds of the issuance. The depositor will also arrange for contractual credit support, if any.

Generally, each trust will hold one or more kinds of bonds, notes or other fixed-income securities. In some cases, a trust may be the beneficiary of a guarantee, letter of credit or other instrument that is intended to protect the holders of certificates from some or all of any losses that may be experienced on the underlying securities. A trust may also enter into swaps, options or other derivatives that result in the trust paying or receiving a fixed or floating interest rate, payments linked to changes in the value of different types of securities, or other payments.

Each trust may issue one or more classes of certificates. The certificates will represent the right of their holders to receive distributions of the proceeds of the trust assets, including any credit support. If there is only one class of certificates, then all the certificates will share equally in the proceeds of the trust assets, including any credit support. If there is more than one class, then holders of each class of certificates will have different rights. These differences may relate to the order in which holders are paid, the way in which income, losses and repayments of principal are allocated to the different classes, or other rights of the holders.

The certificates are not debt instruments. The trust will pass through to the holder of a certificate whatever portion of proceeds of the trust assets, including any credit support, that the holder is entitled to under his or her certificate. If losses are experienced on the trust assets - for example, if the issuer of an underlying security does not pay what it owes to the trust, or a provider of contractual credit support does not make any payment it is required to make - then the trust will not be able to pass through the relevant payments to the holders. If a trust issues only one class of certificates, then all the holders will share these losses equally. If it issues more than one class, then the losses may be allocated differently among the classes.

Because the certificates represent equity ownership interests in the trust, and not debt instruments that are obligations of the trust, they technically do not have a principal amount or bear interest. However, because the distributions on the certificates primarily represent distributions of principal and interest on trust assets that are debt instruments, for convenience, we will generally designate distributions that represent a return of your initial investment as "principal," and we will designate distributions that represent the yield on your investment as "interest," in accordance with customary market practice.

Each series of certificates will be issued pursuant to a separate trust agreement between the depositor and the trustee named in the applicable prospectus supplement. A form of trust agreement is attached as an exhibit to the registration statement. The provisions of the trust agreement relating to a particular prospectus supplement may vary depending upon the nature of the certificates to be issued, the nature of the trust assets and any credit support.

The following summaries describe provisions of the trust agreement that may be applicable to a series of certificates. The applicable prospectus supplement for a series of certificates will describe any provision of the trust agreement that materially differs from the description contained in this prospectus. The following summaries are not complete and are subject to the detailed provisions of the form of trust agreement, which should be reviewed for a full understanding of the trust agreement and for other information regarding the certificates. When we discuss any series, the term "certificate" refers to all the certificates of that series, whether or not we are offering those certificates, unless the context otherwise requires.

A copy of the trust agreement for each series in the form executed by the depositor and the trustee will be filed with the SEC by the depositor as an exhibit to a current report on Form 8-K following the issuance of the series.

NATURE OF THE CERTIFICATES

There is no limit on the amount of certificates that may be issued under a trust agreement. A trust agreement may provide that certificates will be issued in multiple classes. The series or classes of certificates to be issued under a trust agreement will represent the entire beneficial ownership interest in that trust, and each class will be allocated a specified priority to receive collections from, and a specified percentage ownership interest of the assets deposited in, the trust, all as identified and described in the applicable prospectus supplement. The certificates represent the right to receive distributions in respect of the principal amount of the certificate and interest payments at the specified pass-through rate. The distributions will be made out of, and will be limited to, the proceeds of the trust assets. See "Description of the Trust Assets, Including Credit Support -- Collections."

TERMS SPECIFIED IN THE PROSPECTUS SUPPLEMENT

Each of the following terms and conditions will be described in the applicable prospectus supplement for the series or classes of certificates in respect of which this prospectus and prospectus supplement are being delivered:

      -     the title of the certificates;

      - the series designation of the certificates and, if applicable, the number and designation of classes within the series;

      - the type, characteristics and specifications of the trust assets being deposited into the related trust by the depositor and, if any issue of underlying securities represents a significant portion of all such trust assets and any related credit support at the time of the deposit, information about the terms of each issue of underlying securities, the identity of its issuer and where you may obtain publicly available information about the issuer;

      - the stated or maximum aggregate principal amount or notional amount, as applicable, of each class of certificates;

      - the dates on which or periods during which the series or classes may be issued (each, an "original issue date") and their offering price;

      - if applicable, the relative rights and priorities of each class, including the method for allocating collections from and losses on the trust assets to the holders of each class of certificates;

      - whether the certificates of the series or class are fixed rate certificates or floating rate certificates and the applicable interest rate (the "pass-through rate) for each class, including the applicable rate, if fixed (a "fixed pass-through rate"), or the method of calculating the interest rate, if variable (a "variable pass-through rate"); the date or dates from which the interest will accrue; and the applicable distribution dates on which interest, principal and premium, in each case as applicable, on the series or class will be distributable and the related record dates, if any;

      - any option of the depositor or another third party to purchase or repurchase any trust assets and the periods within which or the dates on which, and the terms and conditions upon which, the option may be exercised, in whole or in part;

      - the denominations in which the series or class will be issuable, if other than denominations of $1,000 and any integral multiple of $1,000;

      - whether the certificates of any class will be entitled to (a) principal distributions, with disproportionate, nominal or no interest distributions, or (b) interest distributions, with disproportionate, nominal or no principal distributions ("stripped certificates"), and the applicable terms of those certificates;

      - whether the certificates of the series or of any class within the series will be issued in the form of one or more global securities and, if so, the identity of the securities depositary, if not The Depository Trust Company, for the global security or securities;

      - if a temporary certificate is to be issued with respect to the series or any class within the series, whether any interest distributable on a distribution date prior to the issuance of a permanent certificate for the series or class will be credited to the account of the entitled persons on that distribution date;

      - if a temporary global security is to be issued with respect to the series or class, the terms upon which beneficial interests in the temporary global security may be exchanged, in whole or in part, for beneficial interests in a permanent global security or for individual definitive certificates for the series or class and any terms upon which beneficial interests in a permanent global security may be exchanged for individual definitive certificates for the series or class;

      - the currency in which the certificates of the series or class are payable, if other than U.S. dollars (the "specified currency");

      - the voting rights of the series or class, including the manner of voting and the percentages required with respect to particular matters; and

      -     any other terms of the series or class.

Unless otherwise indicated in the applicable prospectus supplement, certificates of each series that we are offering will be issued only as registered certificates in denominations of $1,000 and any integral multiple of $1,000 and will be payable only in U.S. dollars.

DISTRIBUTIONS

Distributions allocable to principal, premium, if any, and interest on the certificates of each series or class will be made in the specified currency for such certificates by or on behalf of the trustee on each distribution date as specified in the applicable prospectus supplement. The amount of each distribution will be determined as of the close of business on the date specified in the applicable prospectus supplement (the "determination date").

If the specified currency for a given series or class is other than U.S. dollars, the trustee will (unless otherwise specified in the applicable prospectus supplement) arrange to convert all payments in respect of each certificate into U.S. dollars in the manner described under " -- Foreign Currency Certificates" below. However, the holder of a certificate of a given series or class denominated in a specified currency other than U.S. dollars may elect to receive all distributions in respect of the certificate in the specified currency by delivering a written notice to the trustee for the series not later than fifteen calendar days prior to the applicable distribution date, except under the circumstances described under "Currency Risks -- Payment Currency" below. Each election will remain in effect until revoked by written notice to the trustee, as long as the trustee receives the notice not later than fifteen calendar days prior to the applicable distribution date.

Except as provided in the following paragraph, distributions with respect to certificates will be made at the corporate trust office or agency of the trustee specified in the applicable prospectus supplement. However, any amounts distributable on the final distribution date of a certificate will be distributed only upon surrender of the certificate at the corporate trust office or agency of the trustee specified in the applicable prospectus supplement.

Distributions on certificates in U.S. dollars will be made, except as described below, by check mailed to the registered holders of the certificates. As described under " -- Global Securities" below, distributions on certificates represented by a global security will be made to the depositary or its nominee, as holder of the global securities. A holder of $10,000,000 (or the equivalent in a specified currency other than U.S. dollars) or more in aggregate principal amount of certificates of a given series will be entitled to receive distributions by wire transfer of immediately available funds, but only if the trustee for the series receives appropriate wire transfer instructions in writing not later than fifteen calendar days prior to the applicable distribution date. Furthermore, any certificate holder that elects to receive payments in a specified currency other than U.S. dollars (as provided above), will receive those payments by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The holder of a certificate must provide appropriate wire transfer instructions to the trustee for the series together with the holder's election to receive payments in the specified currency.

Unless otherwise specified in the applicable prospectus supplement, "business day" with respect to any certificate means any day, other than a Saturday or Sunday, that is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in (1) The City of New York or (2) if the specified currency for the certificate is other than U.S. dollars, the financial center of the country issuing the specified currency and (b) if the pass-through rate for such certificate is based on LIBOR, a London banking day. "London banking day" with respect to any certificate means any day on which dealings in deposits in the specified currency of the certificate are transacted in the London interbank market. The record date with respect to any distribution date for a series or class of certificates will be specified as in the applicable prospectus supplement.

INTEREST ON THE CERTIFICATES

Except for classes of stripped certificates described in the applicable prospectus supplement, each class of certificates of a given series may have a different pass-through rate, which may be a fixed or variable pass-through rate, as described below. Unless otherwise specified in the applicable prospectus supplement, the pass-through rate will be expressed as a rate per annum on a simple interest basis. In the case of stripped certificates with no or, in some cases, a nominal certificate principal balance, distributions of interest ("stripped interest") may be paid as described under " -- Stripped Certificates" below.

Unless otherwise specified in the applicable prospectus supplement, distributions of interest with respect to a series or class of certificates that are issued between a record date and the related distribution date will be made on the next distribution date, for the period beginning on the issue date for the series or class and ending on the last day of the interest accrual period ending immediately prior to or on that distribution date.

FIXED RATE CERTIFICATES

Each series or class of certificates with a fixed pass-through rate ("fixed rate certificates") will bear interest on its outstanding certificate principal balance, from its original issue date, or from the last date to which interest has been paid, at the fixed pass-through rate stated in the applicable prospectus supplement until the principal amount is distributed or made available for payment. If so specified in the applicable prospectus supplement, the pass-through rate for a class may be subject to adjustment from time to time in response to designated changes in the rating assigned to that class or series by one or more rating agencies, in accordance with a schedule or otherwise, all as described in the prospectus supplement. Interest on each series or class of fixed rate certificates will be distributed in arrears on each distribution date specified in the applicable prospectus supplement. Each distribution of interest will include interest accrued through the day specified in the applicable prospectus supplement. Interest on fixed rate certificates will be computed on the basis of a 360-day year of twelve 30-day months.

FLOATING RATE CERTIFICATES

Each series or class of certificates with a variable pass-through rate ("floating rate certificates") will bear interest on its outstanding certificate principal balance from its original issue date to the first interest reset date for such series or class at the initial pass-through rate set forth in the applicable prospectus supplement. Thereafter, the pass-through rate on such series or class for each interest reset period will be determined by reference to an interest rate basis (the "base rate"), plus or minus the spread, if any, or multiplied by the spread multiplier, if any. The "base rate" may be the London interbank offered rate ("LIBOR"), the commercial paper rate, the Treasury rate, the Federal Funds rate, the certificate of deposit rate, or another base rate specified in the applicable prospectus supplement. The "spread" is the number of basis points specified in the applicable prospectus supplement as being applicable to the series or class. One basis point equals one one-hundredth of a percentage point. The "spread multiplier" is the percentage specified in the applicable prospectus supplement as being applicable to the series or class. If so specified in the applicable prospectus supplement, the spread or spread multiplier on a series or class of floating rate certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to that series or class by one or more rating agencies, in accordance with a schedule or otherwise, all as described in the applicable prospectus supplement. The applicable prospectus supplement will specify the base rate, any spread and any spread multiplier that are applicable to a floating rate certificate.

If specified in the applicable prospectus supplement, floating rate certificates of a series or class may also have: (a) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable prospectus supplement ("maximum pass-through rate"), and (b) a minimum limitation, or floor, on the rate at which interest may accrue during the interest accrual period ("minimum pass-through rate"). In addition, the pass-through rate applicable to floating rate certificates may never be higher than the maximum rate permitted by applicable New York and United States federal law.

The depositor will appoint agents (each, a "calculation agent") to calculate pass-through rates on each class of floating rate certificates. The applicable prospectus supplement will identify the calculation agent. All determinations of interest by the calculation agent will, in the absence of manifest error, be conclusive for all purposes and binding on the depositor, the relevant trust and the holders of floating rate certificates of a given series or class.

The pass-through rate on each class of floating rate certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually, as specified in the applicable prospectus supplement. The period between each resetting of the pass-through rate on a class is called an "interest reset period" for that class, and the first day of each interest reset period is called an "interest reset date." The interest reset dates with respect to each series or class will be specified in the applicable prospectus supplement. Unless otherwise specified in the prospectus supplement, the pass-through rate for the ten days immediately prior to the scheduled final distribution date will be the rate in effect on the tenth day preceding such scheduled final distribution date. If an interest reset date for any class of floating rate certificates would otherwise be a day that is not a business day, the interest reset date will occur on a prior or succeeding business day as specified in the applicable prospectus supplement.

Interest payable in respect of any series or class of floating rate certificates will be distributed on the distribution dates specified in the applicable prospectus supplement and will be equal to the accrued interest from and including the original issue date of such series or class or the last interest reset date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following distribution date.

Accrued interest on a floating rate certificate will be calculated by multiplying the certificate principal balance by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the pass-through rate in effect on such day by 360, or by the actual number of days in the year, as specified in the applicable prospectus supplement. For purposes of making this calculation, the variable pass-through rate in effect on any interest reset date will be the applicable rate as reset on such date.

All percentages resulting from any calculation of the pass-through rate on a floating rate certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculations will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upward).

Upon the request of the holder of any floating rate certificate, the calculation agent will provide the pass-through rate then in effect and, if it has been determined, the pass-through rate that will become effective on the next interest reset date with respect to the floating rate certificate.

STRIPPED CERTIFICATES

Each class of stripped certificates will be entitled to interest in an amount described in the applicable prospectus supplement. Accrued interest on a stripped certificate with no principal balance, or a nominal principal balance, will be calculated by multiplying the notional amount specified in the applicable prospectus supplement by an accrued interest factor. The accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each day will be computed by dividing the pass-through rate in effect on such day by 360, or by the actual number of days in the year, as specified in the applicable prospectus supplement.

For purposes of the stripped certificates, "notional amount" means the notional principal amount specified in the applicable prospectus supplement on which interest on stripped certificates with no or, in some cases a nominal certificate principal balance, will be made on each distribution date. Reference to the notional amount of a class of stripped certificates does not indicate that such certificates represent the right to receive any distributions in respect of principal in such amount; rather, the term "notional amount" is used solely as a basis for calculating the amount of required distributions and determining relative voting rights, all as specified in the applicable prospectus supplement.


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
PRINCIPAL OF THE CERTIFICATES

Unless otherwise specified in the applicable prospectus supplement, each certificate that is not a stripped certificate will have a "certificate principal balance" that, at any time, will equal the maximum amount of principal that the holder will be entitled to receive out of the future cash flow on the trust assets. Distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such certificate of the class or classes entitled to the distribution (in the manner and priority specified in the applicable prospectus supplement) until the aggregate certificate principal balance of the class or classes has been reduced to zero. Distributions of principal of any class of certificates will be made on a pro rata basis among all the certificates of that class. The outstanding certificate principal balance of a certificate of any class will be reduced to the extent of distributions of principal and, if applicable pursuant to the terms of the related series, by the amount of any net losses realized on any trust asset ("realized losses") allocated thereto as a result of the inability to collect from the issuer of the underlying securities the full amount of payments of principal due in respect of the underlying securities. The initial aggregate certificate principal balance of each series and each class will be specified in the applicable prospectus supplement.

Stripped certificates with no certificate principal balance will not receive distributions of principal.

FOREIGN CURRENCY CERTIFICATES

If the specified currency of any certificate is not U.S. dollars, the applicable prospectus supplement will specify the permissible denominations of the certificates, the currency or currencies in which the principal and interest of the certificates are to be paid and any other material terms and conditions applicable to the certificates.

INDEXED CERTIFICATES

A series of certificates ("indexed certificates") may have principal (the "indexed principal amount") and/or interest (the "indexed interest") determined by reference to:

      - the rate of exchange between the specified currency for the certificate and another currency (the "indexed currency") or the difference in the prices of a specified commodity (the "indexed commodity") on different dates;

      - the difference in the levels of a specified stock index (the "stock index") which may be based on U.S. or foreign stocks, on different dates; or

      - another objective price or economic measure described in the applicable prospectus supplement.

The manner of determining the indexed principal amount or indexed interest of an indexed certificate, and historical and other information concerning the indexed currency, indexed commodity, stock index or other price or economic measure used in the determination, will be set forth in the applicable prospectus supplement, together with any information concerning tax consequences to the holders of such indexed certificates. If certificates offered to the public are issued with an indexed principal amount, the investment grade rating of the certificates will address both (a) the likelihood that a certificate holder will receive the indexed principal amount, and (b) the likelihood that payment of the indexed principal amount will result in a return of the full amount of the certificate holder's investment. Certificates will not be offered to the public with an investment grade rating that addresses merely the likelihood of a certificate holder receiving the indexed principal amount, without regard to whether receiving such amount could result in an economic loss.

Except as otherwise specified in the applicable prospectus supplement, interest on an indexed certificate will be payable based on the amount designated as the "face amount" of the indexed certificate in the applicable prospectus supplement. The applicable prospectus supplement will describe whether the "face amount" will be the principal amount of the related indexed certificate that would be payable upon redemption or repayment prior to the stated maturity date, the indexed principal amount of the indexed certificate at the time of redemption or repayment, or another amount described in the prospectus supplement.

MULTI-CURRENCY CERTIFICATES

Certificates ("multi-currency certificates") of a series or class for which payments of principal and/or interest will be made in one or more currencies, may be issued and rates of exchange will be calculated as indicated in the certificates and described in the applicable prospectus supplement. Other material terms and conditions relating to multi-currency certificates will be set forth in the certificates and the applicable prospectus supplement.

PUT OPTION

If specified in the applicable prospectus supplement, a holder may put certificates of a given series or class to the depositor or a third party. The terms upon which a holder may put its certificates (including the price) will be specified in the applicable prospectus supplement.

TRANSFERS AND EXCHANGES

Unless otherwise specified in the applicable prospectus supplement, certificates may be transferred or exchanged for like certificates of the same series and class at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to limitations provided in the applicable trust agreement, such as transfers of global certificates only as a whole to nominees of the depositary, and representations and indemnities from the holders of the certificates in connection with lost, destroyed or mutilated certificates. Such transfers or exchanges will be made free of any service charge, but the holder must pay any tax or governmental charge payable in connection with the transfer and exchange. The depositor may purchase certificates at any time and at any price in the open market or otherwise. Certificates purchased by the depositor may, at the discretion of the depositor, be held, resold or surrendered to the trustee for cancellation.

Unless otherwise specified in the applicable prospectus supplement, the trustee will serve as transfer agent and registrar for the purpose of registering each series or class of certificates and any transfers or exchanges of certificates.

GLOBAL SECURITIES

Unless otherwise specified in the applicable prospectus supplement, all certificates of a given series or class will, upon issuance, be represented by one or more global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company ("DTC"), New York, New York, or another depositary identified in the applicable prospectus supplement (the "depositary"), and will be registered in the name of a nominee of the depositary. Global securities may be issued in either temporary or definitive form. Unless and until it is exchanged in whole or in part for the individual certificates it represented (each a "definitive certificate"), a global security may not be transferred except as a whole by the depositary for the global security to a nominee of the depositary or by a nominee of the depositary to the depositary or another nominee of the depositary or by the depositary or the nominee to a successor of the depositary or a nominee of the successor.

DTC has advised the depositor as follows: DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act. DTC holds securities that its participants ("direct participants") deposit with DTC. DTC also facilitates the settlement among direct participants of securities transactions, such as transfers and pledges, in deposited securities through computerized book-entry changes in direct participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is owned by a number of its direct participants and by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly ("indirect participants"). The rules applicable to DTC and its direct and indirect participants are on file with the SEC.

Upon the issuance of a global security, the depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual certificates represented by the global security to the accounts of its participants. The accounts to be credited will be designated by the underwriters of the certificates, or, if the certificates are offered and sold directly through one or more agents, by the depositor or agents. Ownership of beneficial interests in a global security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the depositary for the global security or by participants or persons that hold through participants. The laws of some states require that some purchasers of securities take physical delivery of the securities. The limitations on the ownership of beneficial interest and these state laws may limit the market for beneficial interests in a global security.

So long as the depositary for a global security, or its nominee, is the owner of the global security, the depositary or the nominee, as the case may be, will be considered the sole holder of the individual certificates represented by the global security for all purposes. Except as set forth below, owners of beneficial interests in a global security will not be entitled to have any of the individual certificates represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of individual certificates and will not be considered to be the holder of the certificates under the trust agreement. Because the depositary can only act on behalf of its participants, the ability of a beneficial owner of any certificate to pledge that certificate to persons that do not participate in the depositary's system, or to otherwise act with respect to such certificate, may be limited due to the lack of a physical certificate for the certificate.

Distributions of principal of, and any premium and interest on individual certificates represented by a global security will be made to the depositary or its nominee, as the case may be, as the holder of the global security. None of the depositor, the trustee for such certificates, any paying agent or the certificate registrar for the certificates will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in the global security or for maintaining, supervising or reviewing any records relating to the beneficial interests.

The depositor expects that the depositary for certificates of a given class and series, upon receipt of any distribution in respect of a global security representing any of such certificates, will immediately credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of the depositary. The depositor also expects that payments by participants to owners of beneficial interests in the global security held through such participants will be governed by standing instructions and customary practices and will be the responsibility of the participants.

If the depositary for certificates of any series or class is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the depositor within ninety days, the depositor will issue individual definitive certificates in exchange for the global securities representing the certificates. In addition, the depositor may at any time and in its sole discretion determine not to have any certificates of a given class represented by one or more global securities. In that event, the depositor will issue individual definitive certificates of the same series or class in exchange for the global securities representing such certificates. Further, if specified in the applicable prospectus supplement, an owner of a beneficial interest in a global security representing certificates of the class may, on terms acceptable to the depositor and the depositary for the global security, receive individual definitive certificates in exchange for the beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual definitive certificates of the class represented by the global security equal in principal amount to the beneficial interest and to have such definitive certificates registered in its name. Any individual definitive certificates of the class will be issued in definitive form as registered certificates in denominations of $1,000 and integral multiples of $1,000 or any other authorized denominations as described in the applicable prospectus supplement.

The depositor may cause certificates to cease to be held in the form of a global security or may issue certificates initially in non-global or definitive form. In these cases, investors may choose to hold their certificates in their own names or in "street name." Certificates held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those certificates through an account that he or she maintains at the institution.

For certificates held in street name, the depositor will recognize only those intermediary banks, brokers and other financial institutions in whose names the certificates are registered as the holders of those certificates and the depositor will make all payments on those certificates to those institutions. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or are otherwise legally required to do so. Investors who hold certificates in street name will be indirect holders of the certificates.

If certificates are denominated in a currency other than U.S. dollars, payments on those certificates will be made in the manner described in the applicable prospectus supplement to facilitate payment in a currency other than U.S. dollars.

The applicable prospectus supplement will describe any material terms of the depositary arrangement with respect to any class or series of certificates to the extent not described above.

MATURITY AND YIELD CONSIDERATIONS

Each prospectus supplement will contain information with respect to the type of underlying securities deposited in the related trust, their maturities and the terms, if any, upon which the underlying securities may be subject to early redemption, early repayment or extension of maturity. Early redemption may be at the option of an underlying securities issuer or a third party or may be mandatory upon the occurrence of specified events. Generally, payment on the underlying securities may be accelerated if the issuer of the securities defaults under the terms of the securities.

The maturity and yield of any class or series of certificates may be affected by optional or mandatory redemption, repayment, amortization, acceleration or extension of maturity of the underlying securities. Furthermore, early redemption, repayment or acceleration of payment on the underlying securities will reduce the weighted average life of the underlying securities and the related certificates. Extension of maturity of the underlying securities will increase the weighted average life of the underlying securities and the related certificates.

Tax, accounting, economic and other factors, including factors specific to the particular issuer, will influence whether an underlying securities issuer exercises a right of redemption, repurchase or extension of maturity in respect of its securities. The extent of any redemptions may be influenced by prepayments on the obligations that secure or back an issue of underlying securities. Other things being equal, if prevailing interest rates fall significantly below the interest rates on the underlying securities, the likelihood of redemption would be expected to increase. We cannot assure you, however, that a redeemable underlying security will in fact be repaid prior to its stated maturity.

Similarly, several factors influence the ability of a corporate issuer to satisfy its payment obligations, including the company's operating and financial condition, its use of debt financing, and other social, geographic, legal and economic factors. Negative developments with respect to these factors may reduce a corporate issuer's ability to make payments on the underlying securities.

If the issuer is a foreign government, many factors could affect its willingness or ability to satisfy its payment obligations, including its use of debt financing and social, geographic, legal and economic factors. If a foreign government issuer or guarantor repudiates its obligations, places a limitation or moratorium on the payment of external indebtedness, imposes any confiscatory or withholding tax or takes other similar action, payments on the underlying securities may not be made.

We cannot predict the probability of negative developments affecting any underlying security.

If the certificates are purchased at a discount, their yield to maturity will be reduced by slower than expected payments on the trust assets. If the certificates are purchased at a premium, faster than expected payments will reduce their yield.

If the pass-through rate for any series or class of certificates is based on variable or adjustable interest rates, the yield to maturity of the certificates will be reduced if such variable or adjustable interest rates fall. If any series or class of certificates represents an interest in a pool of underlying securities of different issuers, disproportionate principal payments on underlying securities having higher than average interest rates will reduce the yield on the certificates.

The prospectus supplement for each class or series of certificates will provide additional information regarding yield and maturity considerations applicable to that class or series and the related trust assets, including the underlying securities.

DESCRIPTION OF THE TRUST ASSETS, INCLUDING CREDIT SUPPORT

UNDERLYING SECURITIES

The trust assets for a given series of certificates will not constitute trust assets for any other series of certificates. The certificates of each class of a given series will possess an equal and ratable interest in the trust assets for that class. The applicable prospectus supplement may, however, specify that assets constituting trust assets for a given series may be beneficially owned solely by, or deposited solely for the benefit of, one or more classes within such series. In that event, the other classes of such series will not possess any beneficial ownership interest in those specified assets.

Each certificate will represent an ownership interest, as specified for the series or class of certificates, in a designated publicly tradable fixed-income security or a pool of such securities (the "underlying securities"), that are purchased by the depositor (or its affiliate) in the secondary market and assigned to a trust as described in the applicable prospectus supplement. A fixed-income security is "publicly tradable" if it has been registered under the Securities Act or is exempt from registration. The underlying securities will represent one or more of the following:

PRIVATE SECTOR SECURITIES

Private sector securities will consist of corporate securities, trust preferred securities and asset-backed securities:

      - CORPORATE SECURITIES consist of senior or subordinated debt obligations, or investment grade term preferred stock consisting of one or more of the types of securities described below. Any underlying securities that are corporate securities and that represent ten percent or more of the total underlying securities with respect to any series of certificates are referred to as "concentrated underlying securities." Corporate securities may consist of:

            - Publicly tradable fixed-income securities of one or more banks, insurance companies or other corporations or entities organized under the laws of the United States or any state, the District of Columbia or the Commonwealth of Puerto Rico that are subject to the informational requirements of the Securities Exchange Act and that file reports and other information with the SEC or (for some depository institutions) with a federal bank or thrift regulatory agency. If any of these securities is a concentrated underlying security, the depositor must reasonably believe (based on publicly available information) that the issuer is eligible to make a primary offering of common stock on Form S-3 at the time the certificates are offered.

            - Publicly tradable fixed-income securities of one or more foreign private issuers (as defined in rule 405 under the Securities Act) that are subject to the informational requirements of the Securities Exchange Act and that file reports and other information with the SEC. If any of these securities is a concentrated underlying security, the depositor must reasonably believe (based on publicly available information) that the issuer is eligible to make a primary offering of common stock on Form F-3 at the time certificates are offered.

      - TRUST PREFERRED SECURITIES are publicly tradable preferred equity securities issued by one or more trusts or other special purpose legal entities established for the purpose of issuing common and preferred equity securities and investing the proceeds in subordinated debt obligations of issuers that are subject, or are wholly-owned subsidiaries of parent companies that are subject, to the informational requirements of the Securities Exchange Act and that file reports and other information with the SEC. In the case of these wholly-owned subsidiaries, the parent companies will have fully and unconditionally guaranteed those obligations on a subordinated or non-subordinated basis. If any of these trust preferred securities is a concentrated underlying security, the depositor must reasonably believe (based on publicly available information) that the issuer is eligible to make a primary offering of common stock on Form S-3 or Form F-3 at the time the certificates are offered.

            Trust preferred securities generally have economic characteristics that mirror those of the subordinated debt obligations that are the trust's principal assets. Trust preferred securities generally pay dividends at a rate approximately equal to the interest rate on the subordinated debt obligations, and these dividends and interest payments generally are due on or about the same date.

      - ASSET-BACKED SECURITIES are publicly tradable asset-backed notes or pass-through certificates issued by one or more trusts or other special purpose legal entities with at least $75,000,000 in outstanding securities held by non-affiliates. Asset-backed notes are secured by, and asset-backed pass-through certificates represent an interest in, a fixed or revolving pool of financial assets. Such financial assets will consist primarily of secured or unsecured consumer or other receivables, such as automobile loans or contracts, automobile leases, credit card receivables, home equity or other mortgage loans, trade receivables, inventory loans, equipment leases and other assets that by their terms convert into cash within a limited time period. Asset-backed notes generally are issued pursuant to indentures and asset-backed pass-through certificates generally are issued pursuant to pooling and servicing agreements or trust agreements. A separate servicing agreement typically is executed in connection with asset-backed notes. These servicing agreements, indentures, pooling and servicing agreements and trust agreements collectively are referred to as "asset-backed agreements."

DOMESTIC GOVERNMENT SECURITIES

Domestic government securities will consist of Treasury securities, GSE securities, GTCs and AID-guaranteed securities.

      - TREASURY SECURITIES are securities issued or guaranteed by the United States of America, or by any of its agencies if the full faith and credit of the United States of America is pledged for their payment.

      - GSE SECURITIES are fixed-income securities issued or guaranteed by one or more of the following U.S. government sponsored entities ("GSEs"): Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Resolution Funding Corporation, Federal Home Loan Banks (to the extent these obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority and Federal Farm Credit Banks. These securities generally are exempt from registration under the Securities Act and are not required to be registered under the Securities Exchange Act. Securities issued or guaranteed by any GSE will be included in a trust only if the organization makes publicly available its annual report including financial statements or similar financial information with respect to the organization. Unless otherwise specified in the applicable prospectus supplement, GSE securities are not guaranteed by the United States of America and do not constitute a debt or obligation of the United States of America or any of its agencies or instrumentalities other than the applicable GSE.

      - GTCs are certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC notes"), payable in U.S. dollars, of a specified foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the U.S. government, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC notes. GTCs, together with any AID-guaranteed securities, will not account for 20% or more of the aggregate cash flows on the underlying securities for any series of certificates.

      - AID-GUARANTEED SECURITIES are notes, bonds, credit facilities and other debt instruments issued by the United States Agency for International Development ("AID") that are issued or arranged by intermediary financial institutions and guaranteed in whole or in part by AID. AID guarantees are backed by the full faith and credit of the United States of America. Most AID guarantees were established under the auspices of the private sector investment program or the housing guaranty program, both administered by AID to promote sustainable economic development and public housing in developing countries. If the borrower fails to make any payment on an AID-guaranteed security on the applicable payment date, AID must pay the applicable guaranteed amount within three business days from the receipt of demand for payment by the AID-guaranteed security holders or their agent.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities are publicly tradable obligations issued or guaranteed by a foreign government, political subdivision or agency or instrumentality.

MULTILATERAL BANK ISSUERS

A trust may own obligations of one or more multilateral bank issuers. A "multilateral bank issuer" means any one of the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation, the European Bank for Reconstruction and Development, or another multilateral development bank that has a comparable volume of outstanding securities and files with the SEC comparable publicly available information, and the securities of which are exempted from registration under the Securities Act.

PRINCIPAL ECONOMIC TERMS OF UNDERLYING SECURITIES

The applicable prospectus supplement will disclose the name of each underlying securities issuer with respect to the applicable series of certificates. In addition, the applicable prospectus supplement will include a description of the following terms, as applicable, of any concentrated underlying security:

      - the title and series of the underlying securities and their aggregate principal amount, denomination and form;

      - whether the underlying securities are senior or subordinated to any other obligations of the underlying securities issuer;

      - whether the underlying securities are secured or unsecured and, if secured, the nature of any collateral;

      - the dates on which, or the range of dates within which, the principal of (and any premium on) the underlying securities will be payable;

      - the rate or rates, or the method of determining the rate or rates, at which the underlying securities will bear interest, if any ("underlying securities rate"); the date or dates from which the interest will accrue ("underlying securities interest accrual periods"); and the dates on which the interest will be payable ("underlying securities payment dates");

      - the obligation, if any, of the underlying securities issuer to redeem the underlying securities pursuant to any sinking fund or analogous provisions, or the option of a holder, and the periods within which (or the dates on which), the prices at which and the terms and conditions upon which the underlying securities may be redeemed or repurchased, in whole or in part, pursuant to the obligation;

      - the periods within which (or the dates on which), the prices at which and the terms and conditions upon which the underlying securities may be redeemed, if applicable, in whole or in part, at the option of the underlying securities issuer;

      - whether the underlying securities were issued at a price lower than their principal amount;

      - if other than U.S. dollars, the foreign currency in which the underlying securities are denominated, or in which payment of the principal of and any premium or interest on the underlying securities will be made (the "underlying securities currency"), and the circumstances, if any, when the underlying currency may be changed; and

      - any rating of the underlying securities by a securities rating agency.

If a trust is comprised of a pool of underlying securities, the applicable prospectus supplement will, to the extent applicable, describe the composition of the underlying securities pool as of the cut-off date that is specified in the applicable prospectus supplement (the "cut-off date"), and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the applicable terms listed above.

PUBLICLY AVAILABLE INFORMATION

In addition to the foregoing, the applicable prospectus supplement will describe, with respect to each concentrated underlying securities issuer, the existence and type of financial reporting information that is made publicly available by the underlying securities issuer. The prospectus supplement will also disclose where and how prospective purchasers of the certificates may obtain the publicly available information. This information will typically consist of the underlying securities issuer's annual report, which contains financial statements or similar financial information, and can be obtained from the SEC, if so specified in the applicable prospectus supplement, or from the office of the underlying securities issuer identified in the applicable prospectus supplement.

OTHER TRUST ASSETS

In addition to the underlying securities, the depositor may also deposit into a trust, or otherwise acquire, other assets related or incidental to the underlying securities or necessary to provide the certificates with their desired economic terms. Furthermore, the trustee, on behalf of the holders of the certificates, and to the extent described in the applicable prospectus supplement, may enter into hedging contracts and other derivative agreements. All such other assets for any given series, together with the underlying securities, the trust's rights under any hedging contracts or other derivative agreements, and any assets obtained through foreclosure or settlement, are referred to as the "trust assets." The applicable prospectus supplement will, to the extent appropriate, contain disclosure with respect to the trust assets other than the underlying securities that is analogous to the disclosure provided with respect to the underlying securities.

SWAPS, CAPS, FLOORS, OPTIONS, FORWARD CONTRACTS AND CREDIT DERIVATIVES

Any derivative agreements that are included in the trust assets may include, but are not limited to, puts, calls, interest rate, currency, securities, commodity and credit swaps, total return swaps, credit default swaps, caps, floors, collars and options and structured securities with embedded derivatives. Some of the main categories of hedging contracts and derivative agreements that may be deposited into a trust are described below.

SWAPS

Swaps involve the trust's exchange with another party of their respective commitments to pay or receive amounts computed by reference to specified fixed or floating interest rates, currency rates, securities prices, yields or returns (including baskets of securities or securities indices) or commodity prices, based on a notional principal amount (that is, a reference amount with respect to which such obligations are determined). An example of a swap is an exchange of floating rate interest payments for fixed rate payments. For most types of swaps, no actual exchange of principal occurs, although currency swaps and some other types of swaps involve exchanges of the notional amount at the beginning and end of the transactions. Periodic payments in the same currency due on the same date under the same swap transaction are generally netted so that the party owing the greater aggregate amount pays the difference to the party owing the lesser aggregate amount.

CAPS AND FLOORS

To the extent that a specified rate, price, yield or return exceeds a predetermined level, the purchaser of a cap is entitled to receive payments in the amount of the excess computed by reference to a notional principal amount from the party selling the cap. To the extent that a specified rate, price, yield or return declines below a predetermined level, the purchaser of a floor is entitled to receive payments in the amount of the decline computed by reference to a notional principal amount from the party selling the floor.

OPTIONS

The purchaser of a call option is entitled to purchase the asset that is subject to the call option at the predetermined strike price. The purchaser of a put option is entitled to require the issuer of the put option to purchase the asset that is subject to the put option at a predetermined strike price. Options are sold on various securities, such as bonds, equities, currencies and commodities. Options can be structured as securities, such as warrants, or can be embedded in securities. Commodity-linked or equity-linked bonds are securities with embedded option characteristics.

FORWARD CONTRACTS

Forward contracts involve the purchase and sale of a specified security, commodity, currency or other financial instrument at a specified price and date in the future, and may be settled by physical delivery or cash payment.

CREDIT DERIVATIVES

Credit derivatives involve swap and option contracts designed to permit a party to assume or lay off credit risk on loans, debt securities or other assets ("reference assets"), or in relation to a particular reference entity or country, without being required to actually purchase or sell the reference assets. Credit derivatives may also be embedded in other instruments such as notes or warrants. Credit derivatives give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events relating to the referenced assets. If a specified credit event occurs, the trust may be entitled to receive payments from, or may be required to make payments to, the swap counterparty, generating either a loss or a gain for the trust under the credit derivative transaction on which the credit event occurred.

Under a credit default swap agreement in which the trust acts as "protection seller", for example, the trust would agree, in return for a fee, to assume the payment default or other credit risk on a security, loan or other payment obligation that is not owned by the trust (a "reference obligation"). If a payment default or other objective credit event occurs with respect to the reference obligation, the trust would suffer a loss. This would result from (a) a provision requiring the trust to pay the counterparty the difference between the face amount of the reference obligation and its then current market value as determined by independent quotations, which difference the trust would have to pay from the proceeds of the sale of liquid trust assets, (b) a provision requiring the trust to pay the face amount of the reference obligation to the counterparty in exchange for physical delivery to the trust of the reference obligation, which would then either be distributed in kind to certificate holders or sold (and the proceeds distributed) or (c) other provisions set forth in the applicable prospectus supplement with similar economic effect. Similarly, if so provided in the applicable prospectus supplement, a trust may enter into a put option arrangement pursuant to which the trust will agree to purchase a reference obligation for a predetermined price upon the occurrence of a payment default by, or other objective credit event with respect to, the issuer of the reference obligation, thus assuming the risk of loss on the reference obligation.

Reference obligations will be securities of the same types as the underlying securities described in this prospectus, or will be loans made to, or other payment obligations of, entities whose debt obligations are eligible to be underlying securities. The applicable prospectus supplement will include information regarding reference obligations and their issuers that is analogous to that provided with respect to underlying securities.

CREDIT SUPPORT

As specified in the applicable prospectus supplement, the trust assets for a series or class of certificates may include, or the holders of any series or class may have the benefit of, credit support. Credit support may be provided by any combination of the following means or any other means described in the applicable prospectus supplement. The applicable prospectus supplement will set forth whether the trust assets include, or the holders of the series or class have the benefit of, credit support. If so, it will specify the amount, type and other relevant terms of each element of credit support with respect to any such series or class and information with respect to the obligors of each element, including financial information with respect to any obligor providing credit support for 20% or more of the aggregate principal amount of that series or class, unless the obligor is subject to the informational requirements of the Securities Exchange Act.

Any forms of credit support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to the certificate holders of such class or as otherwise specified in the applicable prospectus supplement. In addition, if so provided in the applicable prospectus supplement, the obligor of any other forms of credit support may be reimbursed for amounts paid pursuant to the credit support out of amounts otherwise payable to one or more of the unsupported classes of the certificates of such series.

SUBORDINATION

As discussed below under " -- Collections," the rights of the holders of a class of certificates to receive collections from the trust for that series and any credit support obtained for the benefit of the holders of a class may be subordinated to the rights of the holders of one or more other classes of that series to the extent described in the applicable prospectus supplement. Subordination accordingly provides some additional credit support to holders of the more senior classes. For example, if losses are realized during a given period on the trust assets such that the collections received on the trust assets are insufficient to make all distributions on the certificates of a series, those realized losses will be allocated to the holders of the class or classes of that series that are subordinated to another class, to the extent and in the manner provided in the applicable prospectus supplement. In addition, if the applicable prospectus supplement says so, some amounts otherwise payable to holders of any class that is subordinated may instead be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under " -- Reserve Accounts" and in the applicable prospectus supplement.

LETTER OF CREDIT; FINANCIAL GUARANTY INSURANCE POLICY

The holders of any series or class may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank (a "letter of credit bank") or a financial guaranty insurance policy or policies issued by a financial guaranty insurance company (an "insurer"). In either case, the trustee or other person specified in the applicable prospectus supplement will use reasonable efforts to cause the letter of credit or the insurance policy, as the case may be, to be obtained, to be kept in full force and effect (unless coverage has been exhausted through payment of claims) and to timely pay the related fees or premiums unless, as described in the applicable prospectus supplement, the payment of such fees or premiums is otherwise provided for. The trustee or other person specified in the applicable prospectus supplement will make, or cause to be made, draws under the letter of credit or the insurance policy, as the case may be, under the circumstances and to cover the amounts specified in the applicable prospectus supplement. Any amounts otherwise available under the letter of credit or the insurance policy will be reduced to the extent of any prior unreimbursed draws. The applicable prospectus supplement will describe the manner, priority and source of funds by which any draws are to be repaid.

If specified in the applicable prospectus supplement, if the letter of credit bank or the insurer, ceases to satisfy any credit rating or other applicable requirements specified in the applicable prospectus supplement, the trustee or other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit or insurance policy, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any letter of credit bank or any insurer, as applicable, will continue to satisfy such requirements or that any such substitute letter of credit, insurance policy or similar credit enhancement that provides equivalent coverage for the same cost will be available. To the extent it is not available, the credit support otherwise provided by the letter of credit or the insurance policy (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original letter of credit or insurance policy.

RESERVE ACCOUNTS

If provided in the applicable prospectus supplement, the trustee or another person specified in the prospectus supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the trustee) (a "reserve account") any combination of cash or permitted investments in specified amounts. These amounts will be applied and maintained in the manner and under the conditions specified in the prospectus supplement. In the alternative or in addition to this initial deposit, a reserve account may be funded through the application of a portion of collections received on the trust assets for the series, in the manner and priority specified in the applicable prospectus supplement. Amounts may be distributed to holders of a specified class or group of classes within the series, or may be used for other purposes, in the manner and to the extent provided in the applicable prospectus supplement. Amounts deposited in any reserve account will be invested in permitted investments by, or at the direction of, the trustee, the depositor or another person named in the applicable prospectus supplement.

COLLECTIONS

The trust agreement will establish procedures by which the trustee or another person specified in the prospectus supplement will be obligated, for the benefit of the holders of each series of certificates, to administer the related trust assets, including making collections of all payments, and depositing the collections into a segregated account maintained or controlled by the applicable trustee for the benefit of that series (each a "certificate account"). The trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution.

Amounts in the certificate account will first be applied to the payment of any administrative or collection expenses and credit support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and then to the payment of amounts then due and owing on the certificates of the series and classes within the series, all in the manner and according to the priorities described in the applicable prospectus supplement. The applicable prospectus supplement will specify the collection periods, if applicable, and distribution dates for a given series of certificates and the particular requirements relating to the segregation and investment of collections received on the trust assets during a given collection period or on or by specified dates. There can be no assurance that amounts received from the trust assets, including any credit support obtained for the benefit of certificate holders for a particular series or class of certificates over a specified period, will be sufficient, after payment of all prior expenses and fees for that period, to pay amounts then intended to be distributed to certificate holders. The applicable prospectus supplement will also set forth the manner and priority by which any realized loss will be allocated to the classes of any series of certificates, if applicable.

The relative priorities of distributions with respect to collections from the trust assets assigned to each class of a given series of certificates may permanently or temporarily change over time upon the occurrence of circumstances specified in the applicable prospectus supplement. Moreover, the applicable prospectus supplement may specify that the relative distribution priority assigned to each class of a given series for purposes of payments of some amounts, such as principal, may be different from the relative distribution priority assigned to that class for payments of other amounts, such as interest or premium.

DESCRIPTION OF THE TRUST AGREEMENT

The following summary of material provisions of the trust agreement and the certificates is not complete, and is qualified in its entirety by reference to the more detailed provisions of the form of trust agreement that is filed as an exhibit to the registration statement of which this prospectus forms a part. The applicable prospectus supplement for a series of certificates will describe any material provision of the trust agreement or the certificates that is not described in this prospectus.

ASSIGNMENT OF TRUST ASSETS

When any series of certificates is issued, the depositor will transfer the underlying securities and any other trust assets specified in the applicable prospectus supplement to the trust, or will arrange for the trust to acquire such assets directly. However, any retained interest will not be transferred to the trust. If specified in the prospectus supplement, the trustee will, concurrently with the assignment, deliver the certificates to the depositor in exchange for the trust assets. Each trust asset will be identified in a schedule attached as an exhibit to the trust agreement and the applicable prospectus supplement. The schedule will include statistical information with respect to the pool of underlying securities, if applicable, and each other trust asset as of the cut-off date. If any underlying security represents ten percent or more of the total underlying securities with respect to any series of certificates, the schedule will include, to the extent applicable, information regarding the payment terms of the underlying security, any retained interest with respect to it, its maturity or term any, rating, if any, and other information.

COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES

With respect to any series of certificates, the trustee, directly or through its agents, will make reasonable efforts to collect all scheduled payments under the trust assets and will follow, or cause to be followed, any collection procedures that it would follow with respect to comparable financial assets that it held for its own account. However, these procedures must be consistent with the trust agreement and any related instrument governing any credit support (collectively, the "credit support instruments"). Except as otherwise described in the applicable prospectus supplement, the trustee will not be required to expend or risk its own funds or to otherwise incur personal financial liability.

REALIZATION UPON DEFAULTED TRUST ASSETS

The trustee, on behalf of the holders of a given series, will present claims under each applicable credit support instrument, and will take such reasonable steps as necessary to receive payment or to permit recovery under those instruments with respect to defaulted trust assets.

If a defaulted trust asset is not covered by a credit support instrument, the trustee will be obligated to follow or cause to be followed normal and customary practices and procedures as it deems necessary or advisable to recover upon the defaulted trust asset. However, it will not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted trust asset are less than the sum of (a) the outstanding principal amount of the defaulted trust asset, (b) interest accrued on the asset at the applicable interest rate and (c) the aggregate amount of expenses incurred by the trustee or its agents in connection with the collection proceedings to the extent reimbursable from the assets of the trust under the trust agreement, the trust will realize a loss in the amount of the difference. The trustee will be entitled to withdraw or cause to be withdrawn from the related certificate account out of the net proceeds recovered on any defaulted trust asset, prior to the distribution of the proceeds to certificate holders, amounts representing its normal administrative compensation on the trust assets and unreimbursed administrative expenses incurred with respect to the trust assets.

RETAINED INTEREST

The prospectus supplement for a series of certificates will specify whether there will be any retained interest in the trust assets, and, if so, the owner of the interest. If there is a retained interest, the interest will be established on an asset-by-asset basis and will be specified in the applicable series supplement to the trust agreement or an exhibit to the supplement. A retained interest in a trust asset represents a specified interest in the assets. Payments in respect of the retained interest will be deducted from payments on that trust asset as received and, in general, will not become a part of the related trust. Unless otherwise provided in the applicable prospectus supplement, any partial recovery on a trust asset, after deduction of all applicable administration fees, will be allocated between any retained interest and distributions to certificate holders on a pari passu basis.

TRUSTEE'S COMPENSATION; PAYMENT OF EXPENSES

The applicable prospectus supplement will specify the amount of the trustee's compensation and the priority of the trustee's claim on collections on the trust assets for payment of its compensation with respect to a given series of certificates.

If and to the extent specified in the applicable prospectus supplement, the trustee will pay, out of its compensation, expenses it incurs in connection with its administration of the trust assets, including payment of the fees and disbursements of the independent accountants, payment of expenses incurred in connection with distributions and reports to certificate holders, and payment of any other expenses described in the applicable prospectus supplement.

MATTERS REGARDING THE TRUSTEE

The trust agreement for each series will provide that neither the trustee nor any director, officer, employee or agent of the trustee will incur any liability to the related trust or certificate holders for taking any action, or for refraining from taking any action, in good faith pursuant to the trust agreement or for errors in judgment. However, neither the trustee nor any of these other persons will be protected against any liability that would otherwise be imposed due to willful misfeasance, bad faith or negligence in the performance of their duties or reckless disregard of their obligations and duties under the trust agreement. The trust agreement may further provide that, unless otherwise provided in the applicable series supplement, the trustee and any director, officer, employee or agent of the trustee will be entitled to indemnification by the applicable trust and will be held harmless against any loss, liability or expense that results from any legal action relating to the trust agreement or the certificates of a series, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties or reckless disregard of obligations and duties under the trust agreement. In addition, the trust agreement will provide that the trustee will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the trust agreement or which in its opinion may involve it in any expense or liability. The trustee may, however, in its discretion, undertake any action that it deems necessary or desirable with respect to the trust agreement and the rights and duties of the parties and the interests of the certificate holders. The applicable prospectus supplement will describe how legal expenses and costs of these actions and any resulting liability resulting will be allocated.

REMEDIES OF CERTIFICATE HOLDERS

Any holder of certificates may institute any proceeding with respect to the applicable trust agreement if the following conditions are satisfied:

      -     the holder must have given the trustee written notice of breach;

      - the holders of certificates evidencing not less than the percentage specified in the applicable prospectus supplement have made a written request to the trustee to institute the proceeding in its own name as trustee and have offered to the trustee reasonable indemnity; and

      - for fifteen days the trustee must have neglected or refused to institute the requested proceeding.

The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the trust agreement or to make any investigation of related matters or to institute, conduct or defend any litigation under or in relation to the trust agreement at the request, order or direction of any of the holders of certificates covered by the trust agreement, unless the holders have offered the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the trustee.

MODIFICATION AND WAIVER

Unless otherwise specified in the applicable prospectus supplement, the trust agreement for each series of certificates may be amended by the depositor and the trustee with respect to that series, without notice to or consent of the holders of any certificates, for some purposes including:

      -     to cure any ambiguity;

      - to correct or supplement any provision in the trust agreement which may be inconsistent with any other provision in the trust agreement or in the applicable prospectus supplement;

      - to add or supplement any credit support for the benefit of any holders of certificates, except that if any such addition affects any series or class of holders differently from any other series or class of certificate holders, then the depositor must obtain an opinion of counsel stating that that the addition will not have a material adverse effect on the interests of any affected series or class of certificate holders;

      - to add to the covenants, restrictions or obligations of the depositor or the trustee for the benefit of the certificate holders;

      - to add, change or eliminate any other provisions with respect to matters or questions arising under the trust agreement, so long as
            (a) the addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the trust or result in a sale or exchange of any certificate for tax purposes and (b) the trustee has received written confirmation from each rating agency that has rated the certificates at the request of the depositor that the amendment will not cause the rating agency to reduce or withdraw the then current rating of the certificates; or

      -     to comply with any requirements imposed by the Internal Revenue
            Code.

In addition, the trust agreement may also be modified or amended by the depositor and the trustee, with the consent of the holders of certificates evidencing not less than the required percentage of votes specified in the trust agreement with respect to those certificates that are materially adversely affected by the modification or amendment, to add any provision to or change or eliminate any provision of the trust agreement or to modify in any manner the rights of those certificate holders. However, if the modification or amendment would materially adversely affect the rating of any series or class by any rating agency that has rated the certificates at the request of the depositor, the required percentage of votes specified in the related series supplement to the trust agreement will be higher than it would be if the rating were not affected.

No such modification or amendment may (a) reduce in any manner the amount of, or alter the timing of, distributions or payments which are required to be made on any certificate without the consent of each holder of that certificate or (b) reduce the aforesaid required percentage of voting rights required for the consent to any such amendment without the consent of the holders of all outstanding certificates issued pursuant to the trust agreement.

Unless otherwise specified in the applicable prospectus supplement, holders of certificates evidencing not less than the required percentage specified in the trust agreement with respect to those certificates of the voting rights of a given series or class may, on behalf of all holders of that series or class, (a) waive, with respect to that series or class, compliance by the depositor or the trustee with any restrictive provision of the trust agreement before the time for compliance, and (b) waive any past default under the trust agreement with respect to certificates of that series or class, except a default in the failure to distribute amounts received as principal of and any premium or any interest on any certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each affected outstanding certificate.

REPORTS TO CERTIFICATE HOLDERS; NOTICES

REPORTS TO CERTIFICATE HOLDERS

Unless otherwise specified in the applicable prospectus supplement, with each distribution to certificate holders of any class of certificates of a given series, the trustee will forward or cause to be forwarded to each certificate holder, to the depositor and to any other parties specified in the trust agreement for that series, a statement setting forth:

      - the amount of the distribution to holders of that class allocable to principal of or any interest or premium on the certificates of that class, and the aggregate amount of unpaid interest as of that distribution date;

      - in the case of certificates with a variable pass-through rate, the pass-through rate applicable to that distribution date, as calculated in accordance with the method specified in the applicable prospectus supplement;

      - the amount of compensation received by the trustee for the period relating to that distribution date and other customary information that the trustee deems necessary or desirable to enable certificate holders to prepare their tax returns;

      - the aggregate stated principal amount or, if applicable, notional principal amount of the trust assets and the current interest rate (or weighted average interest rate) on the trust assets at the close of business on that distribution date;

      - the aggregate certificate principal balance or aggregate notional amount, if applicable, of each class of certificates (including any class of certificates not offered to the public) at the close of business on that distribution date, separately identifying any reduction in the aggregate certificate principal balance or aggregate notional amount due to the allocation of any realized losses or otherwise; and

      - as to any series or class for which credit support has been obtained, the amount of credit support available as of the close of business on that distribution date.

In the case of information furnished pursuant to the first and third paragraphs listed above, the amounts must be expressed as a U.S. dollar amount (or its equivalent in any other specified currency) per minimum denomination of certificates or for another specified portion. Within a reasonable period of time after the end of each calendar year, the trustee must furnish to each person who at any time during the calendar year was a certificate holder, a statement containing the information set forth in the first and third paragraphs listed above, aggregated for that calendar year or the applicable portion of the calendar year during which the person was a certificate holder. This obligation of the trustee will be deemed to have been satisfied to the extent that substantially comparable information has been provided by the trustee pursuant to any requirements of the Internal Revenue Code as are from time to time in effect.

NOTICES

Any notice required to be given to a holder of a registered certificate will be mailed to DTC or to the address of such holder set forth in the applicable certificate register.

EVIDENCE AS TO COMPLIANCE

If specified in the applicable prospectus supplement, the trust agreement will provide that a firm of independent public accountants will furnish an annual statement to the trustee to the effect that the firm has examined documents and records relating to the administration of the trust assets during the related 12-month period (or, in the case of the first such report, the period beginning on the original issue date). This report will provide the firm's findings, based on these procedures, as to whether the administration was conducted in compliance with the terms of the trust agreement. The report will identify any exceptions found during the examination.

The trust agreement will also require the trustee to deliver to the depositor and the trustee, for the benefit of the certificate holders, an annual statement signed by two officers of the trustee to the effect that the trustee has fulfilled its obligations under the trust agreement throughout the preceding year with respect to the series of certificates issued pursuant to the trust agreement.

Copies of the annual accountants' statements, if any, and the statements of officers of the trustee may be obtained by certificate holders without charge upon written request to the trustee at the address provided in the applicable prospectus supplement.

REPLACEMENT CERTIFICATES

If a certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable trustee in the City and State of New York, or any other location specified in the applicable prospectus supplement, upon payment by the holder of any expenses incurred by the trustee in connection with the replacement and the furnishing of such evidence and indemnity as the trustee may require. Mutilated certificates must be surrendered before new certificates will be issued.

TERMINATION

The obligations created by the trust agreement for each series of certificates will terminate upon the payment to certificate holders of that series of all amounts held in the related certificate account and required to be paid to them pursuant to the trust agreement following the earlier of (a) the final payment or other liquidation of the last trust asset, and (b) the purchase of all the trust assets by the party entitled to do so, under the circumstances and in the manner described in the applicable prospectus supplement. In no event, however, will any trust created by the trust agreement for a series of certificates continue beyond the date specified in the applicable prospectus supplement. Written notice of termination of a trust will be provided as described above under " -- Reports to Certificate Holders; Notices -- Notices," and the final distribution on the related certificates will be made only upon surrender and cancellation of the certificates at an office or agency appointed by the trustee, which will be specified in the notice of termination.

Any purchase of trust assets evidenced by a series of certificates must be made at a price specified in the applicable prospectus supplement, or determined as described in the prospectus supplement which price will not be less than the outstanding principal balance of the certificates plus any accrued interest (such price, a "purchase price"). The exercise of this right will cause the early retirement of the certificates of that series.

DUTIES OF THE TRUSTEE

The trustee will make no representations as to the validity or sufficiency of the trust agreement, the certificates of any series or any trust asset, credit support or related document. The trustee for a series is required to perform only those duties that are specifically required under the trust agreement with respect to that series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine those documents and to determine whether they conform to the applicable requirements of the trust agreement.

THE TRUSTEE

The trustee for any given series of certificates under the trust agreement will be named in the applicable prospectus supplement. The commercial bank, national banking association or trust company serving as trustee will be unaffiliated with the depositor, but it may have normal banking relationships with the depositor and its affiliates.


CURRENCY RISKS

EXCHANGE RATES AND EXCHANGE CONTROLS

An investment in a certificate with a specified currency other than U.S. dollars entails significant risks. These risks include the possibility of significant changes in rates of exchange between the U.S. dollar and the specified currency and the possibility that foreign exchange controls could be imposed or modified with respect to the specified currency. These risks depend on factors over which the depositor has no control, such as economic and political events and the supply of and demand for the relevant currencies.

In recent years, rates of exchange between the U.S. dollar and some other currencies have been highly volatile, and this level of volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any certificate. Depreciation of the specified currency for a certificate against the U.S. dollar would result in a decrease in the effective yield of such certificate below its pass-through rate and, in some circumstances, could result in a loss to the investor on a U.S. dollar basis.

Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a specified currency for making distributions in respect of certificates denominated in that currency. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any specified currency. Even if there are no actual exchange controls, it is possible that, on a distribution date with respect to any particular certificate, the currency in which amounts then due to be distributed would not be available. In that event, such payments will be made in the manner set forth below under " -- Payment Currency" or as otherwise specified in the applicable prospectus supplement.

YOU SHOULD CONSULT YOUR FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. THESE TYPES OF CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE NOT SOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

The information provided in this prospectus is directed to prospective purchasers of certificates who are United States residents. The applicable prospectus supplement for some issuances of certificates may provide information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, the certificates.

Any prospectus supplement relating to certificates with a specified currency other than U.S. dollars will contain information concerning the historical exchange rates for that currency against the U.S. dollar, a description of such currency, any exchange controls affecting the currency and any other relevant information about the currency.

PAYMENT CURRENCY

Except as described below, if distributions in respect of a certificate are required to be made in a specified currency other than U.S. dollars and the currency is unavailable due to the imposition of exchange controls or other circumstances beyond the depositor's control, or if the currency is no longer used by the government of the country that issued the currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of the certificate will be made in U.S. dollars until the currency is again available or used. The amounts payable on any date in the affected currency will be converted into U.S. dollars on the basis of the most recently available market exchange rate for the currency, or as otherwise indicated in the applicable prospectus supplement.

If distributions in respect of a certificate are required to be made in euro and the euro is no longer used in the European Union, then all distributions in respect of the certificate shall be made in U.S. dollars until the euro is again used. The amount of each distribution in U.S. dollars will be computed on the basis of the equivalent of the euro in U.S. dollars, determined as of the second business day prior to the date on which the distribution is to be made.

The equivalent of the euro in U.S. dollars as of any date shall be determined for the certificates of any series and class by the trustee on the following basis. The component currencies of the euro for this purpose (the "components") shall be the currency amounts that were components of the euro as of the last date on which the euro was used in the European Union. The equivalent of the euro in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the components. The U.S. dollar equivalent of each of the components shall be determined by the trustee on the basis of the most recently available market exchange rates for the components or as otherwise indicated in the applicable prospectus supplement.

If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

All of these determinations will be made by the applicable trustee in its sole discretion and will, in the absence of manifest error, be conclusive for all purposes and binding on the holders of affected certificates.

FOREIGN CURRENCY JUDGMENTS

Unless otherwise specified in the applicable prospectus supplement, the certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the New York Judiciary Law provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree. There will be no provision for any further payments if exchange rates continue to change after the judgment is rendered.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The applicable prospectus supplement for each series will contain a general discussion of the material United States federal income tax consequences of the purchase, ownership and disposition of the certificates by an initial holder of certificates. These consequences will depend on the terms of the certificates and whether the trust is classified as a grantor trust, as a partnership or otherwise for federal income tax purposes, and will also depend on the trust assets relating to the certificates. The trust agreement for each series will include provisions appropriate to the particulars of the transaction and to the relevant United States federal income tax classification of the trust and related certificates.

Unless otherwise specified in the applicable prospectus supplement, it is generally anticipated that, for United States federal income tax purposes, each trust will be classified as a grantor trust, and not as a partnership or as an association or publicly traded partnership taxable as a corporation, and the certificates will be treated as evidencing an undivided ownership interest in the trust assets. In addition, it is intended that the trust will likely be classified as a partnership if the Internal Revenue Service ("IRS") determines that it should not be classified as a grantor trust, and that the applicable trust agreement will provide that the trust will elect to be excluded from the provisions of the Internal Revenue Code governing the treatment of partnerships, so that the treatment of certificate holders would likely be similar whether the trust is classified as a grantor trust or a partnership.

With respect to each series of certificates, the trust for that series will be provided with an opinion of Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, regarding the United States federal income tax classification of the trust. However, opinions of counsel are not binding on the IRS or the courts. In addition, prospective investors in any particular series of certificates should be aware that no rulings will be sought from the IRS with respect to any of the federal income tax consequences discussed in the applicable prospectus supplement, and no assurance can be given that the IRS will not take contrary positions. Accordingly, prospective investors in any particular series of certificates should consult their own tax advisors to determine the federal, state, local and other tax consequences of the purchase, ownership and disposition of the certificates.

CERTAIN ERISA CONSIDERATIONS

Title I of the Employee Retirement Income Security Act of 1974" ("ERISA") and
section 4975 of the Internal Revenue Code impose certain restrictions on many retirement plans and other employee benefit plans and arrangements (collectively, "plans") and on persons who are "parties in interest" as defined in ERISA or "disqualified persons" as defined in section 4975 of the Internal Revenue Code with respect to those plans. ERISA imposes certain duties on persons who are considered fiduciaries of plans and also prohibits certain transactions between a plan, its fiduciaries and/or parties in interest with respect to the plan. The Internal Revenue Code imposes a tax on some types of prohibited transactions between a plan and a disqualified person with respect to the plan. Certain employee benefit plans, such as governmental plans and church plans (provided no election has been made under section 410(d) of the Internal Revenue Code), are not subject to the restrictions of ERISA or the Internal Revenue Code, and assets of these plans may be invested in each series of certificates without regard to the ERISA considerations described below, subject to the provisions of applicable federal, state and local law.

Investments by plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan's investments be made in accordance with the documents governing the plan. Therefore, each plan fiduciary, before acquiring any certificates, must determine that an investment in the certificates satisfies these general fiduciary requirements.

Plan fiduciaries must also determine whether the acquisition and holding of any series of certificates and the operations of the related trust would result in direct or indirect prohibited transactions. The purchase and holding of a certificate or any interest in a certificate by or on behalf of a plan could result in prohibited transactions and the imposition of excise taxes and civil penalties under ERISA or the Internal Revenue Code unless a Department of Labor prohibited transaction exemption applies and the conditions for the exemption are satisfied. The operations of the trust for a series of certificates could similarly result in prohibited transactions if plans that purchase the certificates issued by the trust are deemed to own an interest in the underlying assets of the trust. There also may be an improper delegation by the plan fiduciaries of the responsibility to manage plan assets if plans that purchase any series of certificates are deemed to own an interest in the underlying assets of the related trust. The applicable prospectus supplement for each series will specify whether plans are likely to be deemed to own the underlying assets of the applicable trust. Plan fiduciaries should carefully review with their legal advisors whether the purchase or holding of a certificate would be a prohibited transaction or would otherwise be impermissible under ERISA or section 4975 of the Internal Revenue Code. See "ERISA Considerations" in the applicable prospectus supplement.

The Department of Labor has issued several prohibited transaction class exemptions ("PTCEs") from certain of the prohibited transaction provisions of ERISA and the Internal Revenue Code. For example, the underwriter is a broker-dealer registered under the Securities Exchange Act and customarily purchases and sells securities for its own account in the ordinary course of its business as a broker-dealer. Accordingly, the sale of certificates by the underwriter to plans may be exempt under PTCE 75-1 if the conditions of that PTCE are satisfied. Other PTCEs also may be available to the acquisition and holding of a certificate. Plan fiduciaries should consider whether a PTCE is available and whether such an exemption would cover all possible prohibited transactions. See "ERISA Considerations" in the applicable prospectus supplement.

By acquiring and holding a certificate, a plan will be deemed to have represented and warranted to the depositor, the trustee and the underwriter that the acquisition and holding of a certificate does not involve a non-exempt prohibited transaction with respect to the plan, including with respect to the activities of the related trust.

PLAN OF DISTRIBUTION

Certificates may be offered in any of three ways: (a) through underwriters or dealers; (b) directly to one or more purchasers; or (c) through agents. The applicable prospectus supplement will set forth the terms of the offering of any series of certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of the certificates and the proceeds to the depositor from the sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which the certificates may be listed and the place and time of delivery of the certificates.

If underwriters are used in the sale, certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The managing underwriters in the United States will include either or both of UBS Warburg LLC and UBS PaineWebber Inc., which are affiliates of the depositor. Unless otherwise provided in the applicable prospectus supplement, the obligations of the underwriters to purchase the certificates will be subject to conditions precedent, and the underwriters will be obligated to purchase all of the certificates if any of the certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Certificates may also be sold through agents designated by the depositor from time to time. Any agent involved in the offer or sale of certificates will be named, and any commissions payable by the depositor to such agent will be set forth, in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, any agent will act on a best efforts basis for the period of its appointment.

If indicated in the applicable prospectus supplement, the depositor will authorize agents, underwriters or dealers to solicit offers by specified institutions to purchase certificates at the public offering price described in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in the prospectus supplement. These contracts will be subject only to those conditions described in the applicable prospectus supplement and the prospectus supplement will set forth the commissions payable for solicitation of the contracts.

Any underwriters, dealers or agents participating in the distribution of certificates may be deemed to be underwriters and any discounts or commissions they receive on the sale or resale of certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the depositor to indemnification by the depositor against some civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect of those liabilities. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the depositor or its affiliates in the ordinary course of business.

Unless otherwise set forth in the applicable prospectus supplement, the underwriters may purchase and sell the certificates in the open market. These transactions may include stabilizing transactions and purchases to cover short positions created by the underwriters, and the imposition of a penalty bid, in connection with the offering. Stabilizing transactions consist of bids or purchases for the purpose of preventing or retarding a decline in the market price of the certificates; and short positions created by the underwriters involve the sale by the underwriters of a greater number of certificates than they are required to purchase from the trust in the offering. The underwriters also may impose a penalty bid, whereby selling concessions allowed to broker-dealers in respect of the certificates sold in the offering may be reclaimed by the underwriters if the certificates are repurchased by the underwriters in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the certificates, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time. These transactions may be effected in the over-the-counter market or otherwise.

As to each series of certificates, we will offer only those classes rated in one of the investment grade rating categories by a rating agency. Any certificates of unrated classes or classes rated below investment grade may be retained by the depositor or sold at any time to one or more purchasers in a transaction exempt from registration under the Securities Act.

LEGAL OPINIONS

The validity of the certificates and their federal income tax status will be passed upon for the depositor and the applicable trust by Sidley Austin Brown & Wood, New York, New York.

INDEX OF DEFINED TERMS

The following is an index of defined terms used in this prospectus and the page where each definition appears.

Defined Terms                                                              Page
banking organization....................................................     14
base rate...............................................................     10
calculation agent.......................................................     10
certificate principal balance...........................................     12
clearing agency.........................................................     14
clearing corporation....................................................     14
components..............................................................     31
credit support instruments..............................................     24
cut-off date............................................................     20
definitive certificate..................................................     13
depositary..............................................................     13
determination date......................................................      8
direct participants.....................................................     14
distribution date.......................................................      1
DTC.....................................................................     13
ERISA...................................................................     32
face amount.............................................................     13
fixed pass-through rate.................................................      7
fixed rate certificates.................................................     10
floating rate certificates..............................................     10
indexed certificates....................................................     12
indexed commodity.......................................................     12
indexed currency........................................................     12
indexed interest........................................................     12
indexed principal amount................................................     12
indirect participants...................................................     14
insurer.................................................................     22
interest reset date.....................................................     10
interest reset period...................................................     10
LIBOR...................................................................     10
London banking day......................................................      9
maximum pass-through rate...............................................     10
minimum pass-through rate...............................................     10
multi-currency certificates.............................................     13
notional amount.........................................................     11
original issue date.....................................................      7
other trust assets......................................................      1
pass-through............................................................      7
payment currency........................................................     30
plans...................................................................     32
protection seller.......................................................     21
PTCEs...................................................................     33
publicly tradable.......................................................     16
purchase price..........................................................     29
realized losses.........................................................     12
reference assets........................................................     21

reference obligation....................................................     21
reserve account.........................................................     23
retained interest.......................................................      5
Securities Exchange Act.................................................      2
specified currency......................................................      8
spread..................................................................     10
spread multiplier.......................................................     10
stock index.............................................................     12
street name.............................................................     15
stripped certificates...................................................      8
stripped interest.......................................................      9
trust assets............................................................  1, 20
underlying securities...................................................  1, 16
underlying securities currency..........................................     20
underlying securities interest accrual periods..........................     19
underlying securities payment dates.....................................     19
underlying securities rate..............................................     19
variable pass-through rate..............................................      7

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED ______, 2001)
CORPORATE ASSET BACKED CORPORATION SERIES 200______-______ TRUST

                           $______ Class ______ Notes

                      ______% [Variable] Note Interest Rate
      $______[Notional Amount] [(Approximate)], Class ______ [Certificates]
                      ______% [Variable] Pass-Through Rate
                   [Include additional classes as applicable]

                       CORPORATE ASSET BACKED CORPORATION

                                    DEPOSITOR

                                                                                                     UNDERWRITING
                              PRINCIPAL BALANCE       CERTIFICATE RATE        PRICE TO PUBLIC          DISCOUNT
[Class ______                      $______           ______% [Variable]           100.00%               ______%
Certificate]
                                                      Pass-Through Rate

[Class ______                      $______           ______% [Variable]           100.00%               ______%
Certificate]
                                                      Pass-Through Rate

[Class ______ Notes]               $______           ______% [Variable]           100.00%               ______%
                                                     Note Interest Rate

--------------------------------------------------------------------------------------------------------------------------
YOU SHOULD FULLY REVIEW THE RISK FACTORS ON PAGE       THE TRUST WILL ISSUE
S-______ OF THIS PROSPECTUS SUPPLEMENT AND PAGE        - ______ Classes of certificates, [all of which
______ OF THE PROSPECTUS PRIOR TO INVESTING IN THE     [except the class ______ certificates] are offered by
NOTES AND CERTIFICATES.                                this prospectus supplement.
                                                       - ______ Classes of notes, [all of which [except the
No governmental agency or instrumentality has          class ______ notes] are offered by this prospectus
insured or guaranteed the notes and certificates       supplement.
or the underlying securities.                          THE TRUST WILL OWN
                                                       - [describe underlying securities and other trust
The notes will represent debt of the trust,            assets]
will be secured by the assets of the trust             THE NOTES WILL EVIDENCE
only and will not represent obligations of             - the right to receive [monthly] [quarterly]
any other party.                                       [semi-annual] interest payments on the principal
                                                       amount of your notes at an interest rate of ______%
The certificates will represent interests in           per annum, and the right to receive payments of
the trust only and will not represent                  principal [on the scheduled maturity date].
interests in or obligations of any other party.        THE CERTIFICATES WILL EVIDENCE
                                                       - the right to receive [monthly] [quarterly]
The notes and certificates currently have no           [semi-annual] interest payments on the principal
trading market.                                        amount of your certificates at an interest rate of
                                                       ______% per annum, and the right to receive payments
                                                       of principal [on the scheduled maturity date], to the
                                                       extent of proceeds of the trust assets.
--------------------------------------------------------------------------------------------------------------------------

For complete information about the notes and certificates, read both this prospectus supplement and the prospectus. This prospectus supplement must be accompanied by the prospectus if it is being used to offer and sell the notes and certificates.

[The depositor has made an application to list the notes and certificates on the New York Stock Exchange. If the application is approved, trading of the notes and certificates on the New York Stock Exchange is expected to commence within a 30-day period after the initial delivery of the notes and certificates. See "Supplemental Plan of Distribution" in this prospectus supplement and "Plan of Distribution" in the attached prospectus.]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE NOTES AND CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ATTACHED PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Subject to the satisfaction of specified conditions, the underwriters named below will purchase the offered notes and certificates from Corporate Asset Backed Corporation. See "Supplemental Plan of Distribution" in this prospectus supplement and "Plan of Distribution" in the attached prospectus. The notes and certificates will be issued in book-entry form only on or about ______, 200______.

[UBS WARBURG]                                             [UBS PAINEWEBBER INC.]

          The date of this prospectus supplement is ______, 200______.

Table Of Contents
--------------------------------------------------------------------------------


                                                 Page

Important Notice...............................S-1
Summary of Principal Economic Terms............S-3
     The Certificates..........................S-3
     The Notes.................................S-4
     The Underlying Securities.................S-5
     [Credit Support]..........................S-8
     [Other Trust Assets]......................S-8
[Summary of Prospectus Supplement - Q&A].......S-9
[Summary of Prospectus Supplement].............S-16
Risk Factors...................................S-23
Formation of the Trust.........................S-29
Description of the Underlying Securities.......S-30
     Available Information.....................S-31
Terms of the Underlying Securities.............S-40
     Interest Payments.........................S-41
     Principal Payments........................S-41
[Description of Credit Support]................S-43
Description of the Other Trust Assets..........S-45
Yield on the Notes and Certificates............S-45
Description of the Notes and Certificates......S-46
     Definitive Notes and Certificates.........S-47
     Distributions.............................S-47
Description of the Trust Agreement.............S-50
     The Trustee...............................S-50
     Termination of Book-Entry Registration
       S-in Connection with Suspension of
       Securities Exchange Act Reporting
       by the Underlying Securities Issuer.....S-50
     Events of Default.........................S-51
     Voting Rights.............................S-52
     Voting of Underlying Securities,
       Modification Of Underlying Securities
       Agreement...............................S-52
     Termination...............................S-53
Description of the Indenture...................S-53
United States Federal Income Tax Consequences..S-54
     Taxation of Note Holders..................S-54
     [Characterization of the Notes as
     Indebtedness..............................S-54
     Interest Income of Note Holders...........S-55
     Purchase and Sale of a Note...............S-56
     Backup Withholding........................S-56
     Foreign Note Holders......................S-56
     Taxation of Certificate Holders...........S-57
     Tax Classification of the Trust...........S-57
     Income of Certificate Holders.............S-58
     Purchase and Sale of a Certificate........S-58
     Backup Withholding........................S-59
     Foreign Certificate Holders...............S-59
ERISA Considerations...........................S-60
     Plan Asset Regulations....................S-60
     Prohibited Transaction Exemptions.........S-61
     Services of the Trustees..................S-61
     Insurance Company General Accounts........S-62
     Consultation with Counsel.................S-62
Supplemental Plan of Distribution..............S-63
Ratings........................................S-64
Legal Opinions.................................S-64
Index of Defined Terms.........................S-65

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ATTACHED PROSPECTUS

We provide information to you about the notes and certificates in two separate documents that provide progressively more detail: (a) the attached prospectus, which provides general information, some of which may not apply to your series of notes and certificates and (b) this prospectus supplement, which describes the specific terms of your series of notes and certificates.

If the description of your series of notes and certificates in this prospectus supplement is different from the description in the attached prospectus, you should rely on the information in this prospectus supplement.

We include cross-references in this prospectus supplement and the attached prospectus to captions in these materials where you can find further related discussions. The table of contents provides the pages on which these captions are located.

You can find a listing of the pages where terms are defined under the caption "Index of Terms" beginning on page S-______ in this document and beginning on page 47 in the attached prospectus.

The depositor has filed with the SEC a registration statement (of which this prospectus supplement and the attached prospectus form a part) under the Securities Act of 1933 (the "Securities Act") with respect to the notes and certificates. This prospectus supplement and the attached prospectus do not contain all of the information contained in the registration statement. For further information regarding the documents referred to in this prospectus supplement and the prospectus, you should refer to the registration statement and its exhibits. The registration statement and its exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330), and at its Regional Offices located at: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of these materials can also be obtained electronically through the SEC's Internet website (http://www.sec.gov).

We are incorporating by reference into the prospectus and prospectus supplement any future SEC reports filed by the depositor on behalf of the trust under sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act after the date of this prospectus supplement and before we terminate our offering of the certificates. Such documents may include, without limitation, Annual Reports on Form 10-K and Current Reports on Form 8-K. Information that we file later with the SEC will automatically update the information in the attached prospectus and this prospectus supplement. In all cases, you should rely on the later information over different information included in the attached prospectus or the applicable prospectus supplement.

As a recipient of the attached prospectus and this prospectus supplement, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at: Corporate Asset Backed Corporation, 400 West Main Street, Suite 338, Babylon, New York 11702, (631) 587-4700.

You should rely only on the information contained in this prospectus supplement and the attached prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it.

We are not offering the notes and certificates in any state where the offer or sale is not permitted.

You should assume that the information appearing in this prospectus supplement and the attached prospectus is accurate as of the dates stated on their respective front covers.

Summary of Principal Economic Terms

This summary highlights the principal economic terms of the notes and certificates being issued by the trust and of the underlying securities and other trust assets. It does not contain all of the information that you need to consider in making your investment decision. To understand all the terms of the offering of the notes and certificates, you should read this prospectus supplement and the attached prospectus carefully and in full.

THE CERTIFICATES

THE TRUST...........................The depositor and the trustee will form the
                                    Corporate Asset Backed Corporation Series
                                    200______-______ Trust.

CERTIFICATES OFFERED................The trust will issue certificates, Series
                                    200______-______, consisting of class ______
                                    certificates [,] [and] class ______
                                    certificates [and specify others]
                                    (collectively, the "certificates").

INITIAL CERTIFICATE PRINCIPAL

     BALANCE [OR NOTIONAL AMOUNT]...class ______:  [$] ______
                                    class ______:  [$] ______

FINAL DISTRIBUTION DATE.............class ______.  [$], ______
                                    class ______.  [$], ______

PASS-THROUGH RATES..................[The pass-through rates applicable to the calculation of the interest distributable on any distribution date on the [specify classes] certificates are fixed at ______% [and ______%, respectively,] per annum.] [The variable pass-through rates applicable to the calculation of the interest distributable on any distribution date on each class of the certificates [(other than the class ______ certificates)] are equal to [describe method for determining variable rates], respectively. The initial variable pass-through rates for the class ______ certificates[,] [and] the class ______ certificates [and specify others] are approximately ______% [,] [and] ______% [and
                                    ______%] per annum, respectively.]

TRUST ASSETS........................The trust assets will consist of the underlying securities and the other trust assets. See " -- The Underlying Securities" [, " -- Other Trust Assets"] below and "Description of the Underlying Securities."

ORIGINAL ISSUE DATE.................______.

CUT-OFF DATE........................______.

DISTRIBUTION DATES..................______, commencing ______.

RECORD DATES........................The ______ day immediately preceding each distribution date.

DENOMINATIONS; SPECIFIED CURRENCY...The class ______ certificates [,] [and]
                                    class ______ certificates [and specify
                                    others] will be denominated and payable in [U.S. dollars] ______ [(the "specified currency") and will be available for purchase in minimum denominations of [$]______ and [integral multiples thereof] [multiples of [$]______ in excess thereof].

INTEREST ACCRUAL PERIODS............[Monthly] [Quarterly] [Semi-annually] (or, in the case of the first interest accrual period, from and including the original issue date to but excluding the first distribution date.)

TRUSTEE.............................______, as trustee.

RATINGS.............................______ by ______ [and ______ by ______].
                                    [Specify specific ratings requirements for particular classes, including the extent to which the issuance of the certificates of a given class is conditioned upon satisfaction of the ratings of each other class of certificates.] See "Ratings."

COLLECTION PERIOD...................For each distribution date, the period beginning on the second preceding
                                    determination date, and ending at the close of business one business day before the immediately preceding determination date.

DETERMINATION DATE..................The ______ day of each ______.

THE NOTES

NOTES OFFERED.......................The trust will issue notes, Series
                                    200______-______, consisting of class ______
                                    notes [,] [and] class ______ notes [and
                                    specify others] (collectively, the "notes").

INITIAL NOTE PRINCIPAL
     BALANCE [OR NOTIONAL AMOUNT]...class ______:  [$] ______
                                    class ______:  [$] ______

SCHEDULED MATURITY DATE.............class ______.  [$], ______
                                    class ______.  [$], ______

NOTE INTEREST RATES.................[The note interest rates applicable to the calculation of the interest distributable on any distribution date on the [specify classes] notes are fixed at ______% [and ______%, respectively,] per annum.] [The variable note interest rates applicable to the calculation of the interest distributable on any distribution date on each class of the notes [(other than the class ______ notes)] are equal to [describe method for determining variable rates], respectively. The initial variable note interest rates for the class ______ notes[,] [and] the class ______ notes [and specify others] are approximately ______% [,] [and] ______% [and ______%] per annum, respectively.]

TRUST ASSETS........................The trust assets will consist of the underlying securities and the other trust assets. See " -- The Underlying Securities" [, " -- Other Trust Assets"] and "Description of the Underlying Securities" below.

ORIGINAL ISSUE DATE.................______.

CUT-OFF DATE........................______.

DISTRIBUTION DATES..................______, commencing ______.

RECORD DATES........................The ______ day immediately preceding each distribution date.

DENOMINATIONS; SPECIFIED CURRENCY...The class ______ notes [,] [and] class
                                    ______ notes [and specify others] will be denominated and payable in [U.S. dollars] ______ [(the "specified currency") and will be available for purchase in minimum denominations of [$]______ and [integral multiples thereof] [multiples of [$]______ in excess thereof].

INTEREST ACCRUAL PERIODS............[Monthly] [Quarterly] [Semi-annually] (or, in the case of the first interest accrual period, from and including the original issue date to but excluding the first distribution date.)

INDENTURE TRUSTEE...................______, as indenture trustee.

RATINGS.............................______ by ______ [and ______ by ______].
                                    [Specify specific ratings requirements for particular classes, including the extent to which the issuance of the notes of a given class is conditioned upon satisfaction of the ratings of each other class of notes.] See "Ratings."

COLLECTION PERIOD...................For each distribution date, the period beginning on the second preceding
                                    determination date, and ending at the close of business one business day before the immediately preceding determination date.

DETERMINATION DATE..................The ______ day of each ______.

THE UNDERLYING SECURITIES

UNDERLYING SECURITIES...............[A single [______%] [floating rate] publicly tradable

                                    [corporate debt security]

                                    [asset backed security]

                                    [trust preferred security]

                                    [term preferred stock]

                                    [United States Treasury security]

                                    [debt security of a United States government sponsored entity]

                                    [debt security of a foreign government
                                    issuer]

                                    [A pool of publicly tradable

                                    [debt securities of various corporate
                                    issuers]

                                    [asset backed securities of various issuers]

                                    [trust preferred securities of various
                                    issuers]

                                    [term preferred stock of various issuers]

                                    [United States Treasury securities]

                                    [debt securities of various United States government sponsored entities] [as well as] [Government trust certificates ("GTCs") [provided that GTCs, together with any AID-guaranteed securities (as defined below), will not account for 20% or more of the aggregate cash flows on the underlying securities securing any series of certificates]] [obligations guaranteed by the United States Agency for International Development ("AID-guaranteed securities")
                                    [provided that AID-guaranteed underlying securities, together with any [Government trust certificates ("GTCs")] [GTCs], will not account for 20% or more of the aggregate cash flows on the underlying securities securing any series of notes and certificates]

                                    [debt securities of various foreign
                                    government issuers].]

UNDERLYING SECURITIES ISSUER........[Specify issuer] [Specify types of issuers in pool]

[RANGE OF] UNDERLYING SECURITIES
     ORIGINAL ISSUE DATE[S].........______.

[RANGE OF] UNDERLYING SECURITIES
     SCHEDULED FINAL PAYMENT DATE[S]______.

[AMORTIZATION] [ACCUMULATION].......[Describe amortization or accumulation schedule, if any].

DENOMINATIONS; UNDERLYING
     SECURITIES CURRENCY............The underlying securities are denominated and payable in [U.S. dollars] ______ and are available in minimum denominations of [$]______ and [integral multiples of [$]______] [multiples of [$]______ in excess of [$]______].

[RANGE OF] UNDERLYING SECURITIES
     PAYMENT DATES..................______, commencing ______, ______.

[RANGE OF] UNDERLYING
     SECURITIES RATES...............[______% per annum.] [A [weighted average]
                                    rate per annum equal to [specify interest rate formula for underlying security].] [Specify in tabular form.]

UNDERLYING SECURITIES INTEREST
     ACCRUAL PERIODS................[Monthly] [Quarterly] [Semi-annually].
                                    [Specify in tabular form.]

PRIORITY............................[Describe senior or subordinated status or liquidation preference, if any, of
                                    underlying securities].

[COLLATERAL] [UNSECURED OBLIGATIONS][Describe existence of any collateral for underlying securities or state that
                                    underlying securities are unsecured].

[REDEMPTION/PUT/CALL/
     OTHER FEATURES]................[Describe existence of any redemption, put, call or other material features applicable to the underlying securities].

FORM OF CERTIFICATES................Book-entry securities with The Depository
                                    Trust Company. Distributions on the
                                    certificates will be made in [immediately available (same-day)] [Clearinghouse
                                    (next-day)] funds.

[EXCHANGE LISTING]..................[New York] [American] [Stock Exchange]
                                    [specify other listing]].

[UNDERLYING SECURITIES AGREEMENT[S].The underlying securities have been issued pursuant to [an indenture] [a pooling and servicing agreement] [a trust agreement] [as supplemented by a series supplement] (the "underlying securities agreement"), among ______ [list parties to underlying securities agreement].

UNITED STATES FEDERAL INCOME TAX
     CONSEQUENCES...................In the opinion of Sidley Austin Brown &
                                    Wood, special federal tax counsel to the trust and the depositor, for United States federal income tax purposes, (a) the notes should be characterized as [indebtedness],
                                    (b) without regard to whether the notes are characterized as [indebtedness], the trust will be classified as [a grantor trust, and not as a partnership or as an association or publicly traded partnership taxable as a corporation and (c) the certificates will be treated as evidencing an undivided ownership interest in the trust assets]. See "United States Federal Income Tax Consequences."

RATINGS.............................______ by ______ [and ______ by ______]. See
                                    "Description of the Underlying Securities --
                                    Terms of the Underlying Securities."

[CREDIT SUPPORT]

[Provide summary description of the principal economic terms of any third party credit support obligation.]

[OTHER TRUST ASSETS]

[Provide summary description of the principal economic terms of any ancillary or incidental asset.]

[SUMMARY OF PROSPECTUS SUPPLEMENT - Q&A]

       [to be used where Q&A format provides most appropriate disclosure]

This summary includes questions and answers that highlight selected information from the attached prospectus and this prospectus supplement to help you understand the notes and certificates. You should carefully read the entire prospectus and this prospectus supplement to fully understand the terms of the notes and certificates, the risk factors and the principal tax and other considerations that are important to you to determine whether an investment in the certificates is appropriate for you. This summary is qualified in its entirety by the more detailed information appearing elsewhere in this prospectus supplement and the attached prospectus.

WHO IS THE DEPOSITOR?

Corporate Asset Backed Corporation is a Delaware corporation and a wholly-owned limited purpose subsidiary of UBS Americas Inc. and an affiliate of the underwriter[s]. The depositor will acquire the underlying securities and deposit them into the trust. The principal executive office of the depositor is located at 400 West Main Street, Suite 338, Babylon, New York 11702 (Telephone:
(631) 587-4700).

WHAT ARE THE NOTES?

The notes will be issued by the trustee pursuant to the indenture and will represent debt obligations of the trust in favor of their holders. [add explanation of economic terms of this series of notes.] The notes do not constitute an obligation of the depositor or any other party. The notes will consist of ______ classes, designated as class ______ notes [and] [,] class ______ notes [and [specify other classes]], [all] of which [all but the class
______ notes] are being offered by this prospectus supplement.

Each note will have a principal amount of $______. You may transfer notes only in denominations of $______ and integral multiples of $______. You will not have the right to receive physical notes evidencing your ownership except under limited circumstances. Instead, the trustee will issue the notes in the form of a global note that will be held by The Depository Trust Company or its nominee. Direct and indirect participants in The Depository Trust Company will record beneficial ownership of the notes by individual investors. Accountholders in the Euroclear or Clearstream clearance systems may hold beneficial interests in the notes through the accounts that the operator of each of these systems maintains as a participant in The Depository Trust Company.

[The notes are expected to trade flat. This means that any accrued and unpaid interest on the notes will be reflected in the trading price, and purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the notes not included in the trading price.]

[The note principal balance of a note outstanding at any time represents the maximum amount that the note holder is entitled to receive as payments of principal. The note principal balance of a note will decline to the extent that payments of principal are made to the note holder. [The class ______ notes, which are not being offered by this prospectus supplement, have, in the aggregate, an initial note principal balance of [$]______ (approximate) and a [variable] note interest rate [of ______%]. The class ______ notes represent the right to receive payments in respect of their note principal balance and interest on the note principal balance at their note interest rate.] [The class ______ notes will be transferred by the depositor to an affiliate on or about
______, ______ (the "closing date"), and may be sold at any time in accordance with any restrictions in the indenture.]]

WHAT ARE THE CERTIFICATES?

The certificates will be issued by the trustee pursuant to the trust agreement and will represent, in the aggregate, the entire undivided beneficial ownership interest in the assets of the trust. [add explanation of economic terms of this series of certificates.] The certificates do not constitute an obligation of the depositor or any other party. The certificates will consist of ______ classes, designated as class ______ certificates [and] [,] class ______ certificates [and [specify other classes]], [all] of which [all but the class ______ certificates] are being offered by this prospectus supplement.

Each certificate will have a principal amount of $______. You may transfer certificates only in denominations of $______ and integral multiples of $______. You will not have the right to receive physical certificates evidencing your ownership except under limited circumstances. Instead, the trustee will issue the certificates in the form of a global certificate that will be held by The Depository Trust Company or its nominee. Direct and indirect participants in The Depository Trust Company will record beneficial ownership of the certificates by individual investors. Accountholders in the Euroclear or Clearstream clearance systems may hold beneficial interests in the certificates through the accounts that of these systems maintains as a participant in The Depository Trust Company.

[The certificates are expected to trade flat. This means that any accrued and unpaid interest on the certificates will be reflected in the trading price, and purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the certificates not included in the trading price.]

The certificate holders will not have any general creditor rights with respect to the trust.

The certificate principal balance of a certificate outstanding at any time represents the maximum amount that the certificate holder is entitled to receive as distributions allocable to principal. The certificate principal balance of a certificate will decline to the extent that distributions allocable to principal are made to the certificate holder. [The notional amount of the class ______ certificates as of any date of determination is equal to [specify]]. Reference to the notional amount of the class ______ certificates is solely for convenience in determining the basis on which distributions on the class ______ certificates are calculated [and for the purpose of determining the relative voting rights of certificate holders of class ______ certificates for purposes of voting on a class-by-class basis or otherwise]. The notional amount does not represent the right to receive any distributions allocable to principal.] [The class ______ certificates, which are not being offered by this prospectus supplement, have, in the aggregate, an initial certificate principal balance of [$]______ (approximate) and a [variable] pass-through rate [of ______%]. The class ______ certificates represent the right to receive distributions in respect of their certificate principal balance and interest on the certificate principal balance at their pass-through rate.] Shortfalls in collections with respect to the underlying securities will be allocated solely to the class ______ certificates to the extent provided by this prospectus supplement and, thereafter, will be allocated among the certificates and the class ______ certificates, as provided in this prospectus supplement. [The class ______ certificates will be transferred by the depositor to an affiliate on or about ______, ______ (the "closing date"), and may be sold at any time in accordance with any restrictions in the trust agreement.]]

[WHAT IS THE SWAP AGREEMENT?]

[On the closing date, the trustee and [UBS AG, New York branch], the swap counterparty, will enter into a swap agreement. The swap agreement is a contract that provides that the swap counterparty will pay the trustee an amount equal to [a portion of] the payments and distributions scheduled to be made on the notes and certificates on ______. The swap agreement also provides that the trustee will pay the swap counterparty out of assets of the trust, the amounts scheduled to be received on the term assets. [In addition, on other dates, the swap agreement provides for payments to be made to the swap counterparty or by the swap counterparty based upon the market value of the term assets. These payments are designed to provide that the value of the term assets plus any investment securities purchased by the trustee for the trust with payments made pursuant to this provision will at least equal the principal amount of the notes and certificates.] Further, the swap counterparty will pay the underwriting discount incurred in connection with the issuance of the notes and certificates.

[WHAT ARE THE OBLIGATIONS OF THE SWAP INSURER?]

[The obligations of the swap counterparty under the swap agreement on a swap termination date or upon the occurrence of a trust assets credit event will be insured by ______ pursuant to the policy. The policy will be issued pursuant to the insurance agreement, dated the date the notes and certificates are issued, between the swap insurer and the swap counterparty.]

WHAT PAYMENTS OR DISTRIBUTIONS WILL I RECEIVE FROM THE TRUSTEE?

As a holder of a note or a certificate you will be entitled to receive on each distribution date, to the extent of available funds on that distribution date, after payment of the expenses of the trustee, and its respective agents, the following payments:

          - [in the case of each class of notes and certificates other than the class ______ notes and certificates,] distributions allocable to interest at the applicable note interest or pass-through rate on the applicable note or certificate principal balance;

          - [in the case of each class of notes and certificates other than the class ______ notes and certificates,] distributions payable in respect of or allocable to principal; and

          - [in the case of each class of notes and certificates other than the class ______ notes and certificates,] distributions allocable to premium, if any, in an amount equal to all payments allocable to premium, if any, received on the underlying securities for the applicable collection period.

Distributions will be made on the notes and certificates only if, and to the extent that, payments are made with respect to the underlying securities or are otherwise covered by any credit support. [The holders of the class ______ certificates will be entitled to receive on each distribution date distributions allocable to interest in an amount equal to [describe stripped interest].] [The holders of the class ______ certificates will not be entitled to receive any distributions allocable to principal or premium, if any.] See "Description of the Notes and Certificates -- Distributions."

WILL I RECEIVE ALL PAYMENTS MADE WITH RESPECT TO THE UNDERLYING SECURITIES?

Yes, you will receive all payments made with respect to the underlying securities and allocable to your notes and certificates on each distribution date. However, if the trustee receives a payment with respect to the underlying securities after the underlying securities payment date (each, an "underlying securities payment date") on which the payment was due, then the trustee will distribute to you and the other note and certificate holders any amounts received on the next occurring business day (a "special distribution date") as if the funds had been available on the distribution date immediately preceding the special distribution date; provided, however, that the record date for a special distribution date will be ______ business days prior to the day on which the related payment was received from the underlying securities trustee.

WILL THE PAYMENTS WITH RESPECT TO MY NOTES AND CERTIFICATES BE SUBORDINATED TO PRIOR PAYMENTS TO OTHER NOTES OR CERTIFICATES?

If you invest in the class ______ certificates [and specify other classes], your right to receive distributions of principal, premium, if any, and interest with respect to the underlying securities will be subordinated to the rights of the holders of the notes and the holders of the class ______ certificates with respect to losses attributable to principal, premium, if any, and interest realized on a trust asset (such losses, "realized losses"). [If you invest in the class ______ notes [and specify other classes], your right to receive distributions of principal, premium, if any, and interest with respect to the underlying securities will be subordinated to the rights of the holders of the class ______ notes with respect to realized losses. See "Description of Notes and Certificates -- Allocation of Losses; Subordination."

WILL THE NOTES AND CERTIFICATES BE RATED BY ANY RATING AGENCY?

The trustee will not issue the notes and certificates unless the notes and certificates have the ratings specified above under "Summary of Principal Economic Terms -- The Notes and Certificates -- Ratings."

The ratings address the likelihood of the receipt by holders of the notes and certificates of the payments required under the indenture and the trust agreement, and are based primarily on the credit quality of the underlying securities and any credit support. The ratings are not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The ratings do not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the underlying securities, the corresponding effect on yield to investors [or whether investors in the class ______ notes and certificates may fail to recover fully their initial investment]. See "Ratings."

WILL THE NOTES AND CERTIFICATES BE LISTED ON A STOCK EXCHANGE OR QUOTED ON AN AUTOMATED QUOTATION SYSTEM?

[The [specify listed notes or certificates] have been approved for listing on [specify exchange] under the symbol ["______,"] subject to official notice of issuance.] [The [specify listed notes and certificates] are expected to be quoted on [specify automated quotation system].] You should be aware that the listing or quotation of the [specify listed notes and certificates] on [specify exchange] [specify automated quotation system] will not necessarily ensure that a liquid trading market will be available for the notes and certificates].

WHAT ARE THE UNDERLYING SECURITIES?

Your notes represent debt obligations of the trust secured by, and paid out of the proceeds of, the assets listed below. Your certificates represent a fractional undivided beneficial ownership interest in those same assets:

          -    [A single [______%] [floating rate] publicly tradable

          -    [corporate debt security]

          -    [asset backed security]

          -    [trust preferred security]

          -    [term preferred stock]

          -    [United States Treasury security]

          -    [debt security of a United States government sponsored entity]

          -    [debt security of a foreign government issuer]

A pool of publicly tradable:

          -    [debt securities of various corporate issuers]

          -    [asset backed securities of various issuers]

          -    [trust preferred securities of various issuers]

          -    [term preferred stock of various issuers]

          -    [United States Treasury securities]

          - [debt securities of various United States government sponsored entities]

          -    [debt securities of various foreign government issuers].


WHAT IS THE RETURN ON THE UNDERLYING SECURITIES?

Interest at the underlying securities rate accrues for each [underlying securities accrual period] and is payable on each underlying securities payment date. The entire principal amount of the underlying securities will be payable on the underlying securities final payment date. [The underlying securities have a remaining term to maturity of approximately ______ years.] [as of the cut-off date, the pool of underlying securities has a weighted average interest rate of ______% and a weighted average remaining term to maturity of approximately
______ years.]

WHAT [OTHER ASSETS ARE] [CREDIT ENHANCEMENT IS] AVAILABLE TO SUPPORT PAYMENT OF MY NOTES AND CERTIFICATES?

[In addition to the underlying securities, the depositor may also deposit other assets into the trust to support payment of the notes and certificates including [United States Treasury securities] [derivative instruments, hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps, collars, total return swaps, credit derivatives, options or indexed instruments)] (these assets, the "other trust assets").]

The [note] [and] [certificate] holders of the [specify particular classes] will have the benefit of [describe credit enhancement] to support or ensure the [servicing and] [timely [ultimate]] distribution of amounts due with respect to the underlying securities[, including providing a specified coverage with respect to losses.]]

WHAT IS THE PRINCIPAL AMOUNT OF EACH NOTE AND CERTIFICATE?

The principal amount of each note and certificate is $1,000.

WHAT IS THE INTEREST DISTRIBUTION AMOUNT?

Absent the occurrence of a trust assets credit event or a swap termination date, on the final scheduled distribution date, you will receive for each certificate, the principal amount of that certificate plus an interest distribution amount equal to the product of: ______, and for each note the principal amount of that note plus an interest distribution amount equal to the product of: ______,

CAN YOU TELL ME MORE ABOUT THE TRUST?

The trust will be established by Corporate Asset Backed Corporation and designated as [Corporate Asset Backed Corporation Series 200______-______ Trust]. The trust will be formed under the laws of [insert the name of the jurisdiction], and [insert name of the trustee] will be the trustee [and [insert the name of co-trustee] will be the co-trustee] of the trust. The assets of the trust will primarily consist of $______ aggregate principal amount of [specify category of underlying securities] of [a single issuer] [various issuers], that, as of the closing date, will be rated in the [highest] [second highest] [third highest] [fourth highest] investment grade rating category of at least one nationally recognized rating agency, and rights under a swap agreement. [The trust may also own, from time to time, investment securities purchased with payments made to the trust by the swap counterparty pursuant to the swap agreement.]

CAN THE TRUST BE TERMINATED PRIOR TO THE MATURITY OF THE NOTES AND CERTIFICATES?

The depositor has the option to purchase all of the underlying securities in the trust, which would cause the termination of the trust and the early retirement of the notes and certificates, on any distribution date on which the aggregate principal amount of the underlying securities remaining in the trust consisting of not more than [specify percentage no greater than 10%] of the aggregate principal amount of the underlying securities as of the closing date [Specify any other purchase or repurchase option of the depositor or any holder of notes and certificates.] See "Description of the Trust Agreement -- Termination" in this prospectus supplement.

WHEN IS THE TRUST SCHEDULED TO TERMINATE?

Unless terminated earlier by the depositor, the trust agreement will terminate upon the final distribution to note and certificate holders of all amounts due in respect of the underlying securities. [Describe any further termination events].

WHO ARE THE TRUSTEES?

[insert name of the trustee and indenture trustee] will act as trustee and indenture trustee and [insert the name of co-trustee] will act as co-trustee pursuant to a trust agreement and an indenture, each to be dated as of the closing date. You may inspect the trust agreement and the indenture at the respective offices of the trustee at c/o [insert name and address] or indenture trustee and c/o [insert name and address] or the co-trustee at [insert name and address]. You should refer to the sections "Description of the Trust Agreement -- The Trustee" and "Description of the Indenture" in this prospectus supplement.

WHAT ABOUT UNITED STATES TAXES?

In the opinion of Sidley Austin Brown & Wood, special federal tax counsel to the trust and the depositor, for United States federal income tax purposes, (a) the notes should be characterized as [indebtedness], (b) without regard to whether the notes are characterized as indebtedness, the trust will be classified as a

[grantor trust, and not as a partnership or as an association or publicly traded partnership taxable as a corporation, and (c) the certificates will be treated as evidencing an undivided ownership interest in the trust assets.] See "United States Federal Income Tax Consequences."

WHAT ABOUT ERISA CONSIDERATIONS?

Employee benefit plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and individual retirement accounts, Keogh plans and other similar plans (each, a "plan")[, except as set forth in the following paragraph,] [can generally][cannot] purchase the [notes and] certificates. [However, each plan should consider whether the purchase of the certificates is prudent and consistent with the documents governing the plan. The fiduciary rules governing plans are complex and individual considerations may apply to a particular account. Accordingly, any fiduciary of any plan should consult with its legal advisers to determine whether the purchase of the [notes or] certificates is permissible under the fiduciary rules.]

[The class ______ [notes] [certificates] [and specify others] may be eligible for purchase by plans. The class ______ [notes] [certificates] are not eligible for purchase by plans.] See "ERISA Considerations."

WHAT IS THE ROLE OF OUR AFFILIATE [UBS WARBURG LLC] [UBS PAINEWEBBER INC.]?

[UBS Warburg LLC] [UBS PaineWebber Inc.] is the underwriter for the offering and sale of the notes and certificates. After the initial offering, [UBS Warburg LLC] [UBS PaineWebber Inc.] and/or its affiliates intend to buy and sell notes and certificates to create a secondary market for the holders of the notes and certificates, and may engage in other activities described in the section "Supplemental Plan of Distribution" in this prospectus supplement. However, neither [UBS Warburg LLC] [UBS PaineWebber Inc.] nor any of [its] [their] affiliates will be obligated to make a secondary market in the notes and certificates, or to continue secondary market activities once started.

ARE THERE ANY RISKS ASSOCIATED WITH MY INVESTMENT?

Yes, there are number of risks associated with any investment in the notes and certificates. Please refer to the section "Risk Factors" in this prospectus supplement and in the attached prospectus.

[SUMMARY OF PROSPECTUS SUPPLEMENT]

                   [regular format: alternative to Q&A format]

The following summary highlights selected information from this prospectus supplement and is qualified by reference to the detailed information appearing elsewhere in this prospectus supplement and the attached prospectus.

DEPOSITOR..................Corporate Asset Backed Corporation, a Delaware
                           corporation, a wholly-owned limited purpose subsidiary of UBS Americas Inc. and an affiliate of the underwriter[s]. The principal executive office of the depositor is located at 400 West Main Street, Suite 338, Babylon, New York 11702 (Telephone:
                           (631) 587-4700).

NOTES......................The notes will be issued by the trustee pursuant to the indenture and will represent debt obligations of the trust in favor of their holders. [add explanation of economic terms of this series of notes.] The notes do not constitute an obligation of the depositor or any other party. The notes will consist of ______ classes, designated as class ______ notes[,][ and] class ______ notes [and [specify other classes]], [all] of which [all but the class ______ notes] are being offered by this prospectus supplement.

                           Each note will have a principal amount of $______. [The notes are expected to trade flat. This means that any accrued and unpaid interest on the notes will be reflected in the trading price, and purchasers will not pay and sellers will not receive any accrued and unpaid interest on the notes not included in the trading price.]

                           The note principal balance of a note outstanding at any time represents the maximum amount that the note holder is entitled to receive as payments of principal. The note principal balance of a note will decline to the extent payments of principal are made to the holder. [The notional amount of the class ______ notes as of any date of determination is equal to [specify]]. Reference to the notional amount of the class ______ notes is solely for convenience in determining the basis on which distributions on the class ______ notes are calculated [and for the purpose of determining the relative voting rights of holders of class ______ notes for purposes of voting on a class-by-class basis or otherwise]. The notional amount does not represent the right to receive any distributions allocable to principal.] [The class ______ notes, which are not being offered by this prospectus supplement have, in the aggregate, an initial note principal balance of [$]______ (approximate) and a [variable] pass-through rate [of ______%]. The class ______ notes represent the right to receive distributions in respect of their note principal balance


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                           and interest on the note principal balance at their
                           pass-through rate.] Shortfalls in collections with respect to the underlying securities will be allocated solely to the class ______ notes to the extent provided in this prospectus supplement and, thereafter, will be allocated among the notes and the class ______ notes, as provided in this prospectus supplement. [The class ______ notes will be transferred by the depositor to an affiliate on or about ______, ______ (the "closing date"), and may be sold at any time in accordance with any restrictions in the trust agreement.]]

CERTIFICATES...............The certificates will be issued by the trustee pursuant to the trust agreement and represent, in the aggregate, the entire undivided beneficial ownership interest in the assets of the trust. [add explanation of economic terms of this series of certificates.] The certificates do not constitute an obligation of the depositor or any other party. The certificates will consist of ______ classes, designated as class ______ certificates [and] [,] class ______ certificates [and [specify other classes]], [all] of which [all but the class ______ certificates] are being offered by this prospectus supplement.

                           Each certificate will have a principal amount of $______. [The certificates are expected to trade flat. This means that any accrued and unpaid interest on the certificates will be reflected in the trading price, and purchasers will not pay and sellers will not receive any accrued and unpaid interest on the certificates not included in the trading price.]

                           The certificate principal balance of a certificate outstanding at any time represents the maximum amount that the certificate holder is entitled to receive as distributions allocable to principal. The certificate principal balance of a certificate will decline to the extent distributions allocable to principal are made to the holder. [The notional amount of the class ______ certificates as of any date of determination is equal to [specify]]. Reference to the notional amount of the class ______ certificates is solely for convenience in determining the basis on which distributions on the class ______ certificates are calculated [and for the purpose of determining the relative voting rights of certificate holders of class ______ certificates for purposes of voting on a class-by-class basis or otherwise]. The notional amount does not represent the right to receive any distributions allocable to principal.] [The class ______ certificates, which are not being offered by this prospectus supplement have, in the aggregate, an initial certificate principal balance of [$]______ (approximate) and a [variable] pass-through rate [of


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                           ______%]. The class ______ certificates represent the
                           right to receive distributions in respect of their certificate principal balance and interest on the certificate principal balance at their pass-through rate.] Shortfalls in collections with respect to the underlying securities will be allocated solely to the class ______ certificates to the extent provided in this prospectus supplement and, thereafter, will be allocated among the certificates and the class ______ certificates, as provided in this prospectus supplement. [The class ______ certificates will be transferred by the depositor to an affiliate on or about ______, ______ (the "closing date"), and may be sold at any time in accordance with any restrictions in the trust agreement.]]

UNDERLYING SECURITIES......[Interest] [Dividends] at the underlying securities rate accrues for each [underlying securities accrual period] and is payable on each underlying securities payment date. The entire principal amount of the underlying securities will be payable on the underlying securities final payment date. [The underlying securities have a remaining term to maturity of approximately ______ years.] [As of the cut-off date, the pool of underlying securities has a weighted average interest rate of ______% and a weighted average remaining term to maturity of approximately ______ years.] [Approximately % [specify if greater than 10%] of the underlying securities consist of debt securities of [name issuer].]

                           The underlying securities will primarily include either (a) [a single ______% [floating rate] publicly tradable corporate debt security] [asset backed security] [trust preferred security] [term preferred stock] [United States Treasury security] [debt security of a United States government sponsored entity] [debt security of a foreign government issuer] or (b) [a pool of publicly tradable] [debt securities of various corporate issuers] [asset backed securities of various issuers] [trust preferred securities of various issuers] [term preferred stock of various issuers] [United States Treasury securities] [debt securities of various United States government sponsored entities, government trust certificates and AID guaranteed securities] [debt securities of various foreign government issuers].

[OTHER TRUST ASSETS, INCLUDING
   CREDIT SUPPORT].........[The depositor may also deposit into the trust other assets to support payment of the notes and certificates including [United States Treasury securities] [derivative instruments, hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps, collars, total return swaps,


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
                           credit derivatives, options or indexed instruments)] (these assets, the "other trust assets").]

                           The [note] [and][certificate] holders of the [specify particular classes] will have the benefit of [describe credit enhancement] to support or ensure the [servicing and] [timely [ultimate]] distribution of amounts due with respect to the underlying securities[, including providing specified coverage with respect to losses.]]

DISTRIBUTIONS..............As a holder of a note or a certificate you will be entitled to receive on each distribution date, to the extent of available funds on the applicable distribution date, after payment of the expenses of the trustee, and its respective agents, the following payments:

                           - [in the case of each class of notes and certificates other than the class ______ notes and certificates,] distributions allocable to interest at the applicable note interest or pass-through rate on the applicable note or certificate principal balance;

                           - [in the case of each class of notes and certificates other than the class ______ notes and certificates,] distributions payable in respect of or allocable to principal; and

                           -        [in the case of each class of notes
                                    certificates other than the class ______ notes and certificates,] distributions allocable to premium, if any, in an amount equal to all payments allocable to premium, if any, received on the underlying securities for the applicable collection period.

                           Distributions will be made on the notes and certificates only if, and to the extent that, payments are made with respect to the underlying securities or are otherwise covered by any credit support. [The holders of the class ______ notes and certificates will be entitled to receive on each distribution date distributions allocable to interest in an amount equal to [describe stripped interest].] [The holders of the class ______ notes and certificates will not be entitled to receive any distributions allocable to principal or premium, if any.] See "Description of the Notes and Certificates -- Distributions."

SPECIAL DISTRIBUTION
  DATES....................If the trustee or the indenture trustee receives a payment with respect to the underlying securities after the underlying securities payment date on which the payment was due, then the trustee or the indenture trustee will distribute to you and the other note and


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
                           certificate holders any amounts received on the next occurring business day (a "special distribution date") as if the funds had been available on the distribution date immediately preceding the special distribution date; provided, however, that the record date for the special distribution date shall be ______ business days prior to the day on which the related payment was received from the underlying securities trustee.

SUBORDINATION..............The rights of the holders of the class ______
                           certificates [and specify other classes] to receive distributions of principal, premium, if any, and interest with respect to the trust assets will be subordinated to the rights of the holders of the notes and the class ______ certificates with respect to losses attributable to principal, premium, if any, and interest realized on a deposited trust assets (such losses, "realized losses"). The rights of the holders of the class ______ notes [and specify other classes] to receive distributions of principal, premium, if any, and interest with respect to the trust assets will be subordinated to the rights of the holders of the class ______ notes with respect to realized losses. See "Description of the Notes and Certificates -- Allocation of Losses; Subordination."

OPTIONAL TERMINATION.......The depositor has the option to purchase all the underlying securities in the trust, and thereby cause the termination of the trust and early retirement of the notes and certificates, on any distribution date on which the aggregate principal amount of the underlying securities remaining in the trust consisting of not more than [specify percentage no greater than 10%] of the aggregate principal amount of the underlying securities as of the closing date [specify any other purchase or repurchase option of the depositor or any holder of notes and certificates.] See "Description of the Trust Agreement -- Termination" in this prospectus supplement.

TERMINATION OF THE
  TRUST OR THE INDENTURE...Unless terminated earlier by the depositor, the trust agreement and the indenture will terminate upon the final distribution of all amounts due in respect of the underlying securities to note and certificate holders. [Describe any further termination events].

UNITED STATES FEDERAL
  INCOME TAX CONSEQUENCES..In the opinion of Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, for United States federal income tax purposes, (a) the notes should be characterized as


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                           [indebtedness], (b) without regard to whether the
                           notes are characterized as [indebtedness], the trust will be classified as a [grantor trust and not as a partnership or as an association or publicly traded partnership taxable as a corporation, and (c) the certificates will be treated as evidencing an undivided ownership interest in the trust assets.] See "United States Federal Income Tax Consequences."

RATINGS....................The trustee will not issue the notes and certificates unless the notes and certificates have the ratings specified above under "Summary of Principal Economic Terms -- The Notes and Certificates -- Ratings." The ratings address the likelihood of the receipt by holders of the notes and certificates of the payments required under the trust agreement, and are based primarily on the credit quality of the underlying securities and any credit support. The ratings are not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The ratings do not address the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the underlying securities, the corresponding effect on yield to investors [or whether investors in the class ______ certificates may fail to recover fully their initial investment]. See "Ratings."

[LISTING OR QUOTATION
  OF SECURITIES]...........[The depositor has made an application to list the notes and certificates on the New York Stock
                           Exchange. If the application is approved, trading of the notes and certificates on the New York Stock Exchange is expected to commence within a 30-day period after the initial delivery of the notes and certificates. See "Supplemental Plan of Distribution" in this prospectus supplement and "Plan of Distribution" in the attached prospectus.] [The [specify listed notes and certificates] have been approved for listing on [specify exchange] under the symbol "______," subject to official notice of issuance.] [The [specify listed notes and certificates] are expected to be quoted on [specify automated quotation system].] You should be aware that the listing or quotation of the [specify listed notes and certificates] on [specify exchange] [specify automated quotation system] will not necessarily ensure that a liquid trading market will be available for the notes and certificates.].

ERISA CONSIDERATIONS
 [MODIFY, AS APPROPRIATE]..Employee benefit plans subject to the Employee
                           Retirement Income Security Act of 1974 ("ERISA") and individual retirement accounts, Keogh plans and other similar plans (each, a "plan")[, except as set forth below] [can generally][cannot] purchase the [notes and] certificates. [However, each plan should consider whether the purchase of the [notes and]


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
                           certificates is prudent and consistent with the documents governing the plan. The fiduciary rules governing plans are complex and individual considerations may apply to a particular account. Accordingly, any fiduciary of any plan should consult with its legal advisers to determine whether the purchase of the [notes and] certificates is permissible under the fiduciary rules.]

                           [The class ______ [notes and] certificates [and specify others] may be eligible for purchase by plans. The class ______ [notes and] certificates are not eligible for purchase by plans.] See "ERISA Considerations."

RISK FACTORS...............There are number of risks associated with any investment in the notes and certificates. See the section ["Risk Factors"] in this prospectus supplement and in the attached prospectus.

RISK FACTORS

You should consider, among other things, the material risk factors described below and the additional risk factors described in the attached prospectus in deciding whether to purchase notes or certificates.

[IDENTIFY FACTORS THAT MAY AFFECT YIELD ON THE NOTES AND CERTIFICATES]

[YOUR NOTES WILL BE SECURED BY, AND YOUR CERTIFICATES WILL REPRESENT AN INTEREST IN, THE ASSETS ONLY OF THE TRUST AND WILL NOT REPRESENT A RECOURSE OBLIGATION OF OR INTEREST IN THE DEPOSITOR OR ANY OF ITS AFFILIATES. THE PERFORMANCE OF THE UNDERLYING SECURITIES WILL AFFECT THE VALUE OF YOUR INVESTMENT AND YOU MAY EXPERIENCE A LOSS IF LOSSES ARE EXPERIENCED ON THE TRUST ASSETS.

Your notes will be secured by, and your certificates will represent an interest in, the assets only of the trust and will not represent a recourse obligation of or interest in the depositor or any of its affiliates. The trust has no significant assets other than the underlying securities and the other trust assets. No other assets are available to make payments or distributions with respect to your notes and certificates. Neither the depositor, the trustee nor any of their affiliates is obligated to make any payments in respect of your notes and certificates if the underlying securities and the other trust assets are insufficient. Consequently, if losses are experienced on the underlying securities and the other trust assets, you may experience a loss on your investment. Accordingly, you are strongly encouraged to obtain as much information about the underlying securities as you would if you were investing directly in the underlying securities. This prospectus supplement provides the basic terms of the underlying securities and refers you to publicly available information about the issuers of the underlying securities.]

[NO DUE DILIGENCE INVESTIGATION OF THE UNDERLYING SECURITIES OR THE UNDERLYING SECURITIES ISSUER HAS BEEN MADE BY THE DEPOSITOR, THE UNDERWRITERS OR THE TRUSTEE.

None of the depositor, the underwriters, the trustee or any of their affiliates has made, or will make, any investigation of the business condition, financial or otherwise, of the underlying securities issuer, or will verify any reports or information filed by the underlying securities issuer with the SEC or otherwise made available to the public. You should not construe the issuance of the notes and certificates as an endorsement of the financial condition or business prospects of any underlying securities issuer by the depositor, the trustee, the underwriters or any of their affiliates. It is strongly recommended that you consider publicly available financial and other information about the underlying securities issuer.]

[YOUR ABILITY TO MAKE AN INFORMED INVESTMENT DECISION MAY BE IMPEDED IF AN UNDERLYING SECURITIES ISSUER STOPS MAKING INFORMATION ABOUT ITS FINANCIAL CONDITION AND BUSINESS PUBLICLY AVAILABLE.

In deciding whether to invest in or to sell notes or certificates, you should obtain and evaluate information about each issuer of the underlying securities as if you were investing directly in that issuer and its securities. The information that each underlying securities issuer makes available to the public is important in considering whether to invest in or sell notes and certificates. See "Description of the Underlying Securities -- Available Information" in this prospectus supplement.

To the extent that an underlying securities issuer ceases to make information about itself and the underlying securities publicly available, your ability to make an informed decision to purchase or sell notes or certificates could be impeded. The depositor, the trustee, the underwriters and their affiliates (a) have not verified, and have not undertaken to verify, the accuracy, completeness or continued availability


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
of any information by any underlying securities issuer (whether or not filed with the SEC), (b) have made no investigation of the financial condition or creditworthiness of any underlying securities issuer, and (c) assume no responsibility for any information considered by any purchaser or potential purchaser of the notes and certificates that is not contained in this prospectus supplement or the attached prospectus.]

[THE UNDERLYING SECURITIES ISSUER IS THE PRIMARY PAYMENT SOURCE.

The payments made by the underlying securities issuer on the underlying securities are the only source of payment for the notes and certificates[, other than certain ancillary trust assets]. The underlying securities issuer is subject to laws permitting bankruptcy, moratorium, reorganization and other actions. Financial difficulties experienced by the underlying securities issuer could cause delays in payment, partial payment or nonpayment of the underlying securities and your certificates. Furthermore, the business of the underlying securities issuer is vulnerable to adverse business conditions, such as economic factors and increased market competition, all of which may affect payment on the underlying securities, and in turn, on your certificates. If the underlying securities issuer does not make payment on the underlying securities, you will bear the burden of the nonpayment.]

[DISTRIBUTIONS AND OTHER PAYMENTS WITH RESPECT TO YOUR NOTES AND CERTIFICATES AND YOUR EXPECTED INVESTMENT YIELD MAY BE AFFECTED BY FACTORS SUCH AS THE PERFORMANCE OF THE TRUST ASSETS, THE REDEMPTION OR ACCELERATION OF THE UNDERLYING SECURITIES AND THE PRIORITY OF PAYMENTS FOR YOUR CLASS OF NOTES AND CERTIFICATES.

A number of factors may affect the timing of any distribution with respect to any series or class of notes and certificates and the yield that you realize on your investment in the notes and certificates, including:

-     the purchase price of your notes and certificates;

-     the performance of the related trust assets;

- the repurchase of the underlying securities by the issuer of the underlying securities;

- whether the maturity of your notes and certificates is shortened as a result of any early redemption or repayment; and

- the manner and priority in which collections from the underlying securities and any other trust assets are allocated to each class of the series.

Neither the depositor nor the trustee can predict if or when a redemption of the underlying securities will occur. If the notes or the certificates are prepaid, your investment in the notes or the certificates and the underlying securities will have a shorter average maturity. If the notes or the certificates are prepaid when prevailing market interest rates are lower than the yield on your notes or certificates, you may be unable to realize a comparable yield when you reinvest the funds that you receive from the prepayment of your notes or certificates.]

[A TRADING MARKET FOR YOUR NOTES AND CERTIFICATES MAY NOT DEVELOP OR CONTINUE; THUS IT MAY BE DIFFICULT TO RESELL YOUR NOTES AND CERTIFICATES.

Prior to the issuance of any series or class of notes and certificates there will not be a public market for those securities. The underwriter may assist in resales of the notes and certificates, but it is not obligated to do so. A trading market for the notes and certificates may not develop. Even if a secondary market does develop, it may not continue or be sufficiently liquid to allow you to resell your notes and certificates, and you may experience a loss on your investment.]


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
[THE NOTES ARE SECURED BY, AND CERTIFICATES REPRESENT INTERESTS IN, OBLIGATIONS OF A SINGLE OBLIGOR AND, THEREFORE, THE CREDIT RISK IS CONCENTRATED IN A SINGLE OBLIGOR.

The notes are secured by, and the certificates represent interests in, obligations of a single obligor and, therefore, the credit risk is concentrated in a single obligor. In particular, the notes and certificates will be subject to all the risks associated with a direct investment in [unsecured] obligations of the underlying securities issuer.]

[THE TRUST ASSETS INCLUDE VARIOUS DERIVATIVE INSTRUMENTS. THESE INSTRUMENTS ARE SUBJECT TO THE RISK OF NONPERFORMANCE BY THE COUNTERPARTIES AND FLUCTUATIONS IN SECURITIES, CURRENCY AND COMMODITY RATES, PRICES, YIELDS AND RETURNS.

The trust assets include various derivative instruments, including [interest rate, currency, securities, commodity and credit swaps, caps, total return swaps, credit default swaps, floors, collars and options and structured securities that have embedded derivatives, such as structured notes].

Fluctuations in the rates, prices, yields and returns of the reference securities, currency or commodity on which the derivative is based may have a significant effect on the yield to maturity of derivatives or the levels of support that derivatives can provide to a trust. Continued payments on derivatives may be affected by the financial condition of the counterparties or, in some instances, the guarantor of the derivatives.

We cannot assure you that counterparties will be able to perform their obligations. Failure by a counterparty or the related guarantor, if any, to make required payments may result in the delay or failure to make payments on the notes and certificates. In addition, the notional amounts on which payments are made may vary under some circumstances and may not bear any correlation to the principal amounts of the related notes and certificates.]

[THE TRUST WILL NOT ACTIVELY MANAGE THE UNDERLYING SECURITIES TO AVOID ADVERSE EVENTS.

Except as described in this prospectus supplement and the attached prospectus, the trust will not dispose of any underlying securities or other trust assets, regardless of adverse events, financial or otherwise, that may affect the value of the underlying securities or the underlying securities issuer. If there is a payment default on any underlying security or any other default that may result in the acceleration of the underlying security, the trust will only dispose of or otherwise deal with the defaulted underlying security in the manner provided in the trust agreement. [If a payment default on or acceleration of an underlying security occurs, the trust agreement provides that the trust will sell or distribute the underlying security notwithstanding market conditions at the time, and the trustee will not have discretion to do otherwise. This sale or distribution may result in greater losses than might occur if the trust continued to hold the underlying security.]]

[THE INDENTURE AND THE TRUST AGREEMENT MAY BE AMENDED WITHOUT YOUR CONSENT.

The indenture that governs the terms of the notes and the trust agreement that govern the terms of the certificates may be amended or modified by the issuer and the indenture trustee and by the depositor and the trustee, respectively, without your consent upon compliance with the conditions specified in the indenture and the trust agreement. For example, the indenture or the trust agreement may be modified or amended in a way that materially adversely affects the notes or the certificates if holders of notes or certificates evidencing not less than the required percentage of votes specified in the indenture or the trust agreement consent to the modification or amendment. See "Description of the Indenture -- Modification of the Indenture" and "Description of the Trust Agreement -- Modification and Waiver" in the attached prospectus.]


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
A REDUCTION OR WITHDRAWAL OF THE SECURITY RATING OF YOUR NOTES OR CERTIFICATES WOULD ADVERSELY AFFECT THE VALUE OF YOUR NOTES OR CERTIFICATES.

At the time of issue, the class __, __ and __ certificates will be rated __, __ and __, respectively, and the notes will be rated __ by __ [one of the investment grade rating categories by one or more nationally recognized rating agencies.] We cannot assure you that the rating will not be lowered or withdrawn by the rating agency in the future, which may adversely affect the value of your notes and certificates.

[YOUR ABILITY TO DETERMINE THE VALUE OF YOUR NOTES OR CERTIFICATES MAY BE LIMITED BECAUSE THE NOTES AND CERTIFICATES WILL NOT BE LISTED ON AN EXCHANGE OR AUTOMATED QUOTATION SYSTEM.

Your notes or certificates are not required or expected to be listed on any securities exchange or quoted on any automated quotation system. As a result, your ability to determine a market price for your notes or certificates or to resell your notes or certificates may be limited.]

[THE UNDERLYING SECURITIES AND OTHER TRUST ASSETS ARE UNSECURED OBLIGATIONS OF THE ISSUER(S) OF THOSE ASSETS AND IN A LIQUIDATION OR BANKRUPTCY PROCEEDING OF THE ISSUER(S), THE TRUST WILL RECEIVE PAYMENTS, IF ANY, ONLY AFTER ALL SECURED CREDITORS HAVE FIRST BEEN PAID.

The underlying securities and other trust assets are unsecured obligations of the issuer(s) of those assets and in a liquidation or bankruptcy proceeding of the issuer, the trust will receive payments, if any, only after all secured creditors have first been paid. According to the underlying securities prospectus(es), the underlying securities are general unsecured obligations that rank on an equal basis with all other unsecured and unsubordinated indebtedness of the issuer(s) of the underlying securities, but that are subordinated to the existing and future senior secured indebtedness of the underlying securities issuer(s).]

NO RULINGS WILL BE OBTAINED FROM THE INTERNAL REVENUE SERVICE ("IRS") CONCERNING THE NOTES AND CERTIFICATES AND THE IRS MAY DISAGREE WITH FEDERAL TAX COUNSEL.

Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, has provided an opinion regarding the tax classification of the notes, the trust and the certificates. However, opinions of counsel are not binding on the IRS or the courts. In addition, prospective investors in the notes and certificates should be aware that no rulings will be sought from the IRS with respect to any of the federal income tax consequences discussed in this prospectus supplement, and no assurance can be given that the IRS will not take contrary positions. Accordingly, you should consult your tax advisor to determine the federal, state, local and other tax consequences of the purchase, ownership and disposition of the notes and certificates. See "United States Federal Income Tax Consequences" in the prospectus and in this prospectus supplement.

[YOUR NOTES OR CERTIFICATES REPRESENT AN INVESTMENT IN OBLIGATIONS OF FOREIGN CORPORATIONS AND YOU MAY EXPERIENCE A LOSS ON YOUR INVESTMENT BECAUSE OF THE POTENTIAL INSTABILITY OF A FOREIGN COUNTRY.

Because your notes and certificates represent an investment in obligations of foreign corporations, you may experience a loss on your investment because of the potential instability of a foreign country. You should consider the political, economic, social and other risks of an investment in a foreign corporation that are not typically associated with an investment in securities of a United States issuer. These risks include, but are not limited to:

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      -     the devaluation of the local currency;

      - imposition of foreign exchange controls to prevent free movement of the local currency;

      - nationalization of an industry that could make it difficult or impossible for the underlying securities issuer to meet its debt obligations;

      - the repudiation by the underlying securities issuer of its foreign debts;

      - the imposition of a moratorium on payment or the rescheduling of foreign debts;

      - the levying of a withholding tax or the imposition of a confiscatory taxation scheme;

      - exchange rate fluctuations, and the risk that the underlying securities issuer may not have sufficient U.S. dollar reserves necessary to convert local currency to U.S. dollars in order to pay principal, interest or other amounts due on the underlying securities; and

      - political or social instability in a foreign country that may make it difficult or impossible for the underlying securities issuer to meet its debt obligations.]

[AN INVESTMENT IN NOTES OR CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS ENTAILS SIGNIFICANT RISKS, INCLUDING THE POSSIBILITY OF SIGNIFICANT CHANGES IN RATES OF EXCHANGE BETWEEN THE U.S. DOLLAR AND THAT CURRENCY AND THE POSSIBILITY OF THE IMPOSITION OR MODIFICATION OF FOREIGN EXCHANGE CONTROLS WITH RESPECT TO THAT CURRENCY.

The notes or certificates are denominated in ____ [a currency other than U.S. dollars.] An investment in notes or certificates denominated in a currency other than U.S. dollars entails significant risks. These risks include, among others, the possibility of significant changes in rates of exchange between the U.S. dollar and that currency and the possibility of the imposition or modification of foreign exchange controls with respect to that currency. These risks depend on factors over which the depositor has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and some currencies have been highly volatile, and volatility may be expected in the future. Past fluctuations in any particular exchange rate do not necessarily indicate, however, fluctuations in the rate that may occur during the term of any note or certificate. Depreciation of the currency of a note or certificate against the U.S. dollar would decrease the effective yield of the note or certificate. You should consult your financial and legal advisors as to the risks entailed by an investment in notes and certificates denominated in ____ [a currency other than U.S. dollars]. See also "Currency Risks" in the attached prospectus.

[Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates and the availability of a currency for making distributions. Even if there are no actual exchange controls, it is possible that, on a distribution date with respect to any particular note or certificate, the currency in which amounts are then due to be distributed would not be available.]]

[ENFORCEMENT BY THE TRUST OF OBLIGATIONS IN FOREIGN JURISDICTIONS MAY BE MORE DIFFICULT THAN ENFORCEMENT IN THE UNITED STATES.

The underlying securities consist of debt securities issued by companies incorporated or organized under the laws of a foreign country. Some or all of the officers, directors and controlling persons of foreign issuers may be residents of a foreign country, some or all of the experts named in their related registration statements may be residents of a foreign country and all or a substantial portion of the assets of the foreign issuers and these persons may be located outside the United States. As a result, it may be difficult for the trust to pursue, obtain or enforce legal judgments against foreign issuers in the United States.]

[If the underlying securities include obligations of, or are guaranteed by, foreign governments, foreign political subdivisions, or agencies and instrumentalities of foreign governments (each such issuer and guarantor, a "foreign government"), it may be difficult for the applicable trust as a holder of the underlying securities to obtain or collect judgments in the United States against the obligor. In the absence of a waiver of immunity by a foreign government, it would not be possible to obtain a United States judgment against the foreign government unless a court were to determine that the issuer in question is not entitled under the Sovereign Immunities Act of 1976 to sovereign immunity with respect to such action. Even if a foreign government is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets that may be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the country of the foreign government.]]

[YOU MAY NOT HAVE ACCESS TO INFORMATION RELATING TO THE FOREIGN ISSUER(S) OF THE UNDERLYING SECURITIES THAT YOU WOULD NEED TO DETERMINE THE VALUE OF THE NOTES OR CERTIFICATES AND TO DETERMINE WHETHER TO SELL THE NOTES OR CERTIFICATES.

[You may not have access to information relating to the foreign issuer(s) of the underlying securities that you would need to determine the value of the notes or certificates and to determine whether to sell your notes or certificates. Foreign issuers may make some information available by filing periodic reports and other information with the SEC, but the information (including financial information) is generally not prepared in accordance with U.S. generally applied accounting principles and may differ in timing, form and substance from that normally available with respect to domestic issuers of securities. Accordingly, you may not have access to the same volume of financial information concerning the foreign issuer of the underlying securities that you would have for United States issuers, thus making it difficult for you to determine the value of the notes or certificates and whether to sell the notes or certificates.]

[Describe any other risk factors and special considerations applicable to the specific underlying securities, other trust assets and the particular structure of the notes and certificates being offered, including factors relating to the yield of the notes and certificates and risks associated with the underlying securities and their terms.]

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FORMATION OF THE TRUST

The trust will be formed pursuant to the trust agreement between the depositor and the trustee. Concurrently with the execution and delivery of the trust agreement, the depositor will deposit the underlying securities (or proceeds of the offering sufficient to purchase the underlying securities) into the trust. The trustee, on behalf of the trust, will accept (or purchase) the underlying securities and will deliver the notes and certificates to or upon the order of the depositor.

The underlying securities will be purchased by the depositor in the secondary market (either directly or through an affiliate of the depositor). The underlying securities will not be acquired from the underlying securities issuer[s] as part of any distribution by, or pursuant to any agreement with, the underlying securities issuer[s]. The underlying securities issuer[s] [is] [are] not participating in this offering and will not receive any of the proceeds of the sale of the underlying securities to the depositor or the issuance of the notes and certificates. [Neither the depositor nor any of its affiliates participated in the initial public offering of the underlying securities] [[UBS Warburg LLC,] [UBS PaineWebber Inc.,] an affiliate of the depositor, participated in the initial public offering of the underlying securities as an [underwriter].]

DESCRIPTION OF THE UNDERLYING SECURITIES

This prospectus supplement sets forth material terms with respect to the underlying securities, including the agreements relating to the underlying securities, but it does not provide detailed information about the underlying securities. This prospectus supplement relates only to the notes and certificates offered in this prospectus supplement. It is not an offering document for the underlying securities. All disclosure with respect to the underlying securities is derived from publicly available documents. [Describe publicly available documents] See " -- Available Information." [The] [Each] underlying securities issuer is [not] subject to the information reporting requirements of the Securities Exchange Act of 1934 (the "Securities Exchange Act"). Although the depositor has no reason to believe the information about the underlying securities, the agreements relating to the underlying securities or [the] [each] underlying securities issuer set forth in any underlying securities prospectus or any other publicly available information is not reliable, neither the depositor nor any of the underwriters has participated in the preparation of these documents, or made any due diligence inquiry with respect to the information provided in these documents. Neither the depositor nor [any of] the underwriter[s] has verified the accuracy or completeness of these documents or reports. Events affecting the underlying securities or [or name[s] of issuer[s]] may have occurred and may not yet have been publicly disclosed. This would affect the accuracy or completeness of the publicly available documents described above.

[USE THE FOLLOWING WHERE THE UNDERLYING SECURITIES CONSIST OF A POOL OF OBLIGATIONS OF MULTIPLE OBLIGORS.]

 [The underlying securities will consist primarily of the underlying securities, which are a pool of publicly tradable

                                    [debt securities of various  corporate
                                    issuers]

                                    [asset-backed securities of various
                                    issuers]

                                    [trust preferred securities of various
                                    issuers]

                                    [term preferred stock of various issuers]

                                    [United States Treasury securities]

                                    [debt securities of various United States government sponsored entities][provided that [any][such] GTCs, together with [any][such] AID-guaranteed securities, will not account for 20% or more of the aggregate cash flows on the underlying securities securing any series of certificates]

                                    [debt securities of various foreign
                                    government issuers]

The underlying securities will be purchased by the depositor in the secondary market (either directly or through an affiliate of the depositor) and will be deposited into the trust. The underlying securities will not be acquired from the underlying securities issuer[s] or pursuant to any distribution by or agreement with the underlying securities issuer[s].

[USE THE FOLLOWING (A) WHERE THE UNDERLYING SECURITIES CONSIST OF A SINGLE PUBLIC SECURITY AND (B) FOR EACH UNDERLYING SECURITY THAT CONSTITUTES MORE THAN 10% OF A POOL OF SECURITIES]

[The table below sets forth some of the characteristics of the underlying securities. The table is not complete and is subject to, and qualified in its entirety by reference to, the relevant underlying securities prospectuses.


UNDERLYING SECURITIES ISSUER:.......

UNDERLYING SECURITIES:.............._______, due _______

ISSUE DATE:.........................

ORIGINAL PRINCIPAL MATURITY DATE:...

ORIGINAL PAR VALUE AMOUNT ISSUED:...

TYPE OF SECURITY:...................

[corporate debt security]

[asset backed security]

[trust preferred security]

[term preferred stock]

[United States Treasury security]

[debt security of a United States government sponsored entity]

[debt security of a foreign government issuer]

CUSIP NUMBER:.......................

STATED INTEREST RATE:...............

INTEREST PAYMENT DATES:.............

MODE OF PAYMENT OF UNDERLYING SECURITIES:

[FIXED] [VARIABLE] RATE [PASS-THROUGH SECURITIES]

PAR VALUE AMOUNT OF UNDERLYING SECURITIES (TOTAL ISSUE):

PAR VALUE AMOUNT OF UNDERLYING SECURITIES (DEPOSITED UNDER TRUST AGREEMENT):..

AVAILABLE INFORMATION

[The] [Each] [specify which if less than all] underlying securities issuer is subject to the information requirements of the Securities Exchange Act and files reports and other information with the SEC. The reports, proxy and information statements and other information filed by the underlying securities issuer with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661 and 75 Park Place, New York, New York 10007. Copies of this material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC. [In addition, the material described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.]]

[INSERT BRACKETED LANGUAGE IF APPLICABLE]

[FEDERAL NATIONAL MORTGAGE ASSOCIATION

The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. It is the largest investor in home mortgage loans in the United States. Fannie Mae originally was established in 1938, as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. Fannie Mae also issues mortgage-backed securities. Fannie Mae receives guaranty fees for its guaranty of timely payment of principal of and interest on mortgage-backed securities. Fannie Mae issues mortgage-backed securities primarily in exchange for pools of mortgage loans from lenders. The issuance of mortgage-backed securities enables Fannie Mae to further its statutory purpose of increasing the liquidity of residential mortgage loans.

Fannie Mae prepares an information statement annually that describes Fannie Mae and its business and operations and contains Fannie Mae's audited financial statements. From time to time, Fannie Mae prepares supplements to its information statement that include unaudited financial data and other information concerning the business and operations of Fannie Mae. These documents can be obtained without charge from [Jayne Shontell, Senior Vice President - Corporate Development and Investor Relations] -- Investor Relations, Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016; telephone:
(202) 752-7115. Obligations issued by Fannie Mae are not subject to the registration requirements of the Securities Act and Fannie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act.]

[FEDERAL HOME LOAN MORTGAGE CORPORATION

The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a publicly held government-sponsored enterprise created on July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970. Freddie Mac's statutory mission is to provide stability in the secondary market for home mortgages, to respond appropriately to the private capital market and to provide ongoing assistance to the secondary market for home mortgages (including mortgages secured by housing for low- and moderate-income families involving a reasonable economic return to Freddie Mac) by increasing the liquidity of mortgage investments and improving the distribution of investment capital available for home mortgage financing. The principal activity of Freddie Mac is the purchase of first lien, conventional, residential mortgages and participation interests in home mortgages from mortgage lending institutions and the resale of the mortgages purchased in the form of guaranteed mortgage securities. Freddie Mac generally matches and finances its purchases or mortgages with sales of guaranteed securities that are exempt from the registration requirements of the Securities Act. Mortgages retained by Freddie Mac are financed with short- and long-term debt, cash temporarily held pending disbursement to security holders, and equity capital.

Freddie Mac prepares an information statement annually that describes Freddie Mac and its business and operations and contains Freddie Mac's audited financial statements. From time to time, Freddie Mac prepares supplements to its information statement that include unaudited financial data and other information concerning the business and operations of Freddie Mac. These documents can be obtained from Freddie Mac by writing, calling or emailing Freddie Mac's Investor Inquiry Department at 8200 Jones Branch Drive, McLean, Virginia 22102; telephone: (800) 336-3672; e-mail:
Investor_Inquiry@freddiemac.com). Freddie Mac is not subject to the periodic reporting requirements of the Securities Exchange Act.]

[STUDENT LOAN MARKETING ASSOCIATION

The Student Loan Marketing Association ("Sallie Mae") is a stockholder-owned corporation established by the 1972 amendments to the Higher Education Act of 1965 to provide liquidity, primarily through secondary market and warehousing activities, for lenders participating in the Federal Family Education Loan program and the Health Education Assistance Loan Program. Sallie Mae is authorized to purchase, warehouse, sell and offer participations or pooled interests in, make commitments for or deal in, student loans, including, but not limited to, loans insured under the Federal Family Education Loan program. Sallie Mae is also authorized to buy, sell, hold, underwrite and deal in obligations of eligible lenders, if the obligations are issued by the eligible lender for the purpose of making or purchasing federally guaranteed student loans under the Higher Education Act. As a federally chartered corporation, Sallie Mae's structure and operational authorities are subject to revision by amendments to the Higher Education Act or other federal enactments.

Pursuant to the Student Loan Marketing Association Reorganization Act of 1996 (the "Privatization Act"), the existing Sallie Mae, which is a U.S. government sponsored entity, became a subsidiary of SLM Holding Corporation, a Delaware corporation. SLM Holding Corporation is not a U.S. government sponsored entity. The Privatization Act provides that Sallie Mae may continue to issue debt obligations maturing on or before September 30, 2008 and further provides that the legal status of Sallie Mae's debt obligations will be fully preserved until their respective maturities. These debt obligations will continue to be obligations of a U.S. government sponsored entity. Pursuant to the Privatization Act, Sallie Mae will wind down its operations and dissolve on or before September 30, 2008, with any outstanding Sallie Mae obligations being defeased on that date with United States government or agency obligations.

Sallie Mae prepares an information statement annually that describes Sallie Mae and its business and operations and contains Sallie Mae's audited financial statements. From time to time, Sallie Mae prepares supplements to its information statement that include unaudited financial data and other information concerning the business and operations of Sallie Mae. These documents can be obtained without charge upon written request to the Investor Relations Department of Sallie Mae at 11600 Sallie Mae Drive, Reston, Virginia 20193; telephone: (703) 810-3000. Sallie Mae is not subject to the periodic reporting requirements of the Securities Exchange Act.]

[FEDERAL HOME LOAN BANKS

The Federal Home Loan Banks constitute a system of twelve federally chartered corporations. The mission of each Federal Home Loan Bank is to enhance the availability of residential mortgage credit by providing a readily available, low-cost source of funds to its member institutions. A primary source of funds for the Federal Home Loan Banks is the proceeds from the sale to the public of debt instruments issued by the Federal Housing Finance Board, which are the joint and several obligations of all of the Federal Home Loan Banks. The Federal Home Loan Banks are supervised and regulated by the Federal Housing Finance Board, which is an independent federal agency in the executive branch of the United

States government, but obligations of the Federal Home Loan Banks are not obligations of the United States government.

The Federal Home Loan Bank System produces annual and quarterly financial reports in connection with the original offering and issuance by the Federal Housing Finance Board of consolidated bonds and consolidated notes of the Federal Home Loan Banks. Questions regarding the Federal Home Loan Banks combined financial statement should be directed to the Deputy Director, Financial Reporting and Operations Divisions, Federal Housing Finance Board, 1777 F Street, N.W., Washington, D.C. 20006; telephone: (202) 408-2500. Copies of the financial reports will be furnished upon request to the Capital Markets, Office of Finance, 2 Fountain Square, 11921 Freedom Drive, Suite 1000, Reston, Virginia, 20190; telephone: (703) 487-9500.]

[RESOLUTION FUNDING CORPORATION

The Resolution Funding Corporation was a mixed-ownership government corporation established by Title V of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (the "FIRRE Act"). The sole purpose of the Resolution Funding Corporation was to provide financing for the Resolution Trust Corporation, which was established by the FIRRE Act to manage and resolve cases involving failed savings and loan institutions and which terminated in 1996. The FIRRE Act limited the aggregate principal amount of interest bearing obligations that could be issued by the Resolution Funding Corporation to $30 billion, which amount of obligations was issued in 1989.

Resolution Funding Corporation obligations are not obligations of, or guaranteed as to principal by, the Federal Home Loan Bank System, the Federal Home Loan Banks, the Resolution Trust Corporation or the United States of America. However, the principal of Resolution Funding Corporation obligations is fully payable from non-interest bearing obligations of the United States of America issued by the Secretary of the Treasury and deposited in a separate account at the Federal Reserve Bank of New York. Interest on Resolution Funding Corporation obligations is payable by the Federal Home Loan Banks, certain Federal Deposit Insurance Corporation Funds and, to the extent not paid from these sources, is payable by the Secretary of the Treasury pursuant to an existing appropriation. Obligations issued by the Resolution Funding Corporation are exempt from registration under the Securities Act.

Information concerning the Resolution Funding Corporation may be obtained from the Federal Home Loan Banks, Capital Markets, Office of Finance, 2 Fountain Square,11921 Freedom Drive, Suite 1000, Reston, Virginia, 20190; telephone:
(703) 487-9500. The Resolution Funding Corporation is not subject to the periodic reporting requirements of the Securities Exchange Act.]

[TENNESSEE VALLEY AUTHORITY

Tennessee Valley Authority (the "TVA") is a wholly-owned corporate agency and instrumentality of the United States of America established pursuant to the Tennessee Valley Authority Act of 1933 (the "TVA Act"). TVA's objective is to develop the resources of the Tennessee Valley region in order to strengthen the regional and national economy and the national defense. The TVA conducts power and nonpower programs. The power program is required to be self-supporting from revenues it produces. The TVA Act authorizes TVA to issue evidences of indebtedness that may only be used to finance its power program. TVA securities are "exempted securities" within the meaning of the Securities Exchange Act.

TVA prepares an information statement annually that describes TVA and its business and operations and contains TVA's audited financial statements. From time to time TVA prepares supplements to its information statement that include unaudited financial data and other information concerning the business and operations of TVA. These documents can be obtained upon written request directed to Tennessee

Valley Authority, 400 West Summit Hill Drive, Knoxville, Tennessee 37902,
Attention: Vice President and Treasurer, or by calling (865) 632-2101.]

[FEDERAL FARM CREDIT BANKS

The Farm Credit System is a nationwide system of lending institutions and affiliated service and other entities. Through its banks and related associations, the Farm Credit System provides credit and related services to farmers, ranchers, producers and harvesters of aquatic products, rural homeowners, some farm-related businesses, agricultural and aquatic cooperatives and rural utilities. The Farm Credit System institutions are federally chartered under the Farm Credit Act of 1971 and are subject to regulation by a federal agency, the Farm Credit Administration. The Farm Credit Banks and associations are not commonly owned or controlled. They are cooperatively owned, directly or indirectly, by their respective borrowers. Unlike commercial banks and other financial institutions that lend to the agricultural sector and other sectors of the economy, under the Farm Credit Act the Farm Credit System institutions are restricted solely to making loans to qualified borrowers in the agricultural sector and to related businesses. Moreover, the Farm Credit System is required to make credit and other services available in all areas of the nation. In order to fulfill its broad statutory mandate, the Farm Credit System maintains lending units in all 50 states and the Commonwealth of Puerto Rico.

The Farm Credit System obtains funds for its lending operations primarily from the sale of debt securities issued under Section 4.2(d) of the Farm Credit Act ("systemwide debt securities"). The Farm Credit Banks are jointly and severally liable on all systemwide debt securities. Systemwide debt securities are issued by the Farm Credit Banks through the Federal Farm Credit Banks Funding Corporation, as agent for the Farm Credit Banks (the "Funding Corporation"). Each Farm Credit Bank determines its participation in each issue of systemwide debt securities based on its funding and operating requirements, subject to the availability of eligible collateral, to determinations by the Funding Corporation as to conditions of participation and terms of each issuance, and to Farm Credit Administration approval.

Important information regarding the Farm Credit Banks and the Farm Credit System, including combined financial information, is contained in disclosure information made available by the Funding Corporation. This information consists of the most recent Farm Credit System annual information statement, any quarterly information statements issued after the annual information statement and some press releases issued from time to time by the Funding Corporation. This information and the Farm Credit System annual report to investors for the current and two preceding fiscal years are available for inspection at the Federal Farm Credit Banks Funding Corporation, 10 Exchange Place, Suite 1401, Jersey City, New Jersey 07302; telephone: (201) 200-8000. Upon request, the Funding Corporation will furnish, without charge, copies of the above information. Additional information regarding the Farm Credit Banks can be obtained on the Internet at www://farmcredit-ffcb.com.]

[GOVERNMENT TRUST CERTIFICATES

Government trust certificates ("GTCs") consist of certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes of a specified foreign government (the "GTC notes"), payable in U.S. dollars, and backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government or its agencies, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC notes.

Many issuances of GTCs were undertaken pursuant to Title III of the Foreign Operations, Export Financing and Related Programs Appropriations Acts (the "Appropriations Acts"), which permit borrowers to prepay some eligible high-interest loans made by the Federal Financing Bank under the foreign military sales credit program. The Appropriations Acts permit prepayment of the foreign military sales loans with the proceeds of new loans and authorize the issuance of a United States government guaranty covering no more and no less than 90% of the payments due on each such new loan, in accordance with the requirements of the Arms Export Control Act. The Defense Security Assistance Agency approves the refinancing of the foreign military sales loan as a condition to the issuance of certificates under the foreign military sales credit program. Although 90% of all payments of principal and interest on the GTC notes are guaranteed by the United States government or its agencies, and 10% of such payments are secured by securities of the United States government or its agencies, the GTCs themselves are not guaranteed. In the event of a default on the GTC notes, the trustee of the trust would be required by the operative documents to make a claim against the United States government or its agency or would be required to liquidate the collateral securing the GTC notes.

If the borrower under the GTC notes fails to deposit with the related trustee all amounts due on the GTC notes on any GTC note payment date, the trustee will first notify the borrower and, one business day later, will send a notice to the Director of the Defense Security Assistance Agency and to the related depositary specifying the amounts due on the GTC notes on the GTC note payment date and the amounts, if any, received from the borrower. On the [11th calendar day] following the GTC note payment date, if any amounts due on a GTC note remain unpaid, the trustee will demand payment from Defense Security Assistance Agency on the applicable guaranty in accordance with its terms. On the day the trustee receives the payment, it will instruct the depositary immediately to deliver sufficient funds to pay the amounts remaining unpaid on the GTC note.

On the occurrence of an event of default as defined in the related loan agreement, the trustee in its discretion may proceed to protect and enforce the rights of the GTC note holders under the declaration of trust by a suit, action or other proceeding. As provided in the loan agreement, the guaranty and the depositary agreement, the trustee has the legal power to exercise all the rights, powers and privileges of a holder of the GTC note.

The trustee is required to take all necessary action, as permitted by the declaration of trust and applicable law (a) to enforce payments due from the Defense Security Assistance Agency under the guaranty and (b) to take possession of collateral maturing or paying interest on or prior to the GTC note payment date on which default occurred, and to apply the funds in accordance with the declaration of trust for the benefit of holders of GTCs. The trustee is required to notify the borrower upon taking these actions. Neither the trust holding a GTC note nor the Defense Security Assistance Agency has the right to accelerate payment of the GTC note, even if the borrower fails to make payment on the GTC note or another event of default with respect to the GTC note occurs.

[The applicable prospectus supplement will specify, to the extent GTCs are included as underlying securities, the waiting period that must elapse before reimbursement for a default on the GTC notes, and the delay between payment on the GTC notes and payment on the GTCs that is built into the GTCs to protect against a delay in reimbursement. In addition, the applicable prospectus supplement will specify, to the extent applicable: (a) the aggregate principal amount of the GTCs; (b) the coupon, if any, borne by the GTCs; (c) the stated maturity of each GTC; (d) the identity of each underlying obligor; and (e) the conditions under which, and the terms on which, any underlying obligation may be prepaid or redeemed prior to the stated maturity of the obligation.]] [GTCs, together with any AID-guaranteed securities [(as defined below)] [obligations guaranteed by the United States Agency for International Development ("AID-guaranteed underlying securities")], shall not account for 20% or more of the aggregate cash flows on the underlying securities securing any series of notes and certificates].

[AID-GUARANTEED SECURITIES

Obligations guaranteed by the United States Agency for International Development ("AID-guaranteed securities") consist of notes, bonds, credit facilities and other debt instruments issued by the United States Agency for International Development ("AID") that are issued or arranged by intermediary financial institutions and guaranteed in whole or in part by AID.

Most AID guarantees are established under the auspices of the private sector investment program (the "investment program"), created in 1983 under Section 108 of the Foreign Assistance Act of 1961 and administered by AID. The investment program seeks to promote sustainable economic development by strengthening the private sector in developing countries, primarily through the facilitation of small business financing needs. In 1988, Congress provided the investment program with loan guarantee authority, and guarantees have become the investment program's principal financing instrument. AID guarantees are backed by the full faith and credit of the United States government.

The housing guaranty program (the "housing program") is administered by the AID office of housing and urban programs. The housing program facilitates collaboration between AID and host-country housing institution borrowers in both the public and private sectors. Under the housing program AID participates in the planning, structuring and execution of a housing or shelter finance program. Through the conclusion of implementation agreements, the housing program aids developing countries in securing favorable terms in U.S. capital markets for a U.S. government-guaranteed loan.

Pursuant to the fiscal agency agreement, if the borrower does not deposit with the fiscal agent at or before 12:00 noon, New York City time, on any date on which a payment of principal, interest or maturity amount on the AID-guaranteed securities is due (each, an "AID-guaranteed security payment date"), immediately available funds in an amount sufficient to pay in full any interest and principal, and any maturity amount, due on such AID-guaranteed security payment date with respect to the AID-guaranteed securities, the fiscal agent, acting on behalf of the holders of the AID-guaranteed securities, is obligated to make a demand upon AID, not later than 2:00 p.m., New York City time, on the AID-guaranteed security payment date for payment pursuant to the guarantees.

Pursuant to the guarantees, AID is required, not later than three business days following receipt of the demand, to pay to the demanding AID-guaranteed securityholders the applicable guaranteed amount. Upon receipt by the fiscal agent of payments from AID pursuant to the guarantees, the fiscal agent will be required, if the payments are received at or prior to 12:00 noon, New York City time, on any business day, to remit the payments to the registered holders of the AID-guaranteed securities entitled to payment on that business day and, if the payments are received after that time, to remit the payments to the registered holders on the next business day.

Each AID-guaranteed securityholder is deemed by the acceptance of an AID-guaranteed security to have irrevocably appointed the fiscal agent as its agent for the purpose of making a demand for payment upon AID pursuant to the guarantees and receiving any payment to an AID-guaranteed securityholder by AID pursuant to the guarantees. The regulations also provide that any AID-guaranteed securityholder may make demand for payment on AID under a guarantee on its own behalf immediately upon the failure of the borrower to make any payment when due under the applicable AID-guaranteed security. All payments made by AID to the fiscal agent under the guarantees will be held in trust by the fiscal agent solely for the benefit of the registered holders of the AID-guaranteed securities until remitted to the holders. AID will be discharged from its obligations to make a payment under the guarantees upon the making of the payment to the fiscal agent on behalf of the AID-guaranteed securityholders, provided that the discharge will be effective only as to that payment and to the extent of the amount of that payment.

As provided by the terms of each AID-guaranteed security, an event of default will be deemed to have occurred if the borrower fails to make any payment on the AID-guaranteed security on the applicable payment date. On the occurrence of an event of default, the trustee of the AID-guaranteed security or the trustee may make demand on AID under the guarantees. However, none of the fiscal agent, the trustee or AID may accelerate payment of any AID-guaranteed security, even if the borrower fails to make payment on the AID-guaranteed securities. [Such AID-guaranteed securities, together with any GTCs, will not account for 20% or more of the aggregate cash flows on the underlying securities securing any series of notes and certificates].

[USE THE FOLLOWING WHERE THE UNDERLYING SECURITIES CONSIST OF A POOL OF PUBLIC SECURITIES OTHER THAN ASSET-BACKED SECURITIES]

[The underlying securities will consist primarily of the underlying securities, which are a pool of [Alternative 1: specify debt securities issued by one or more corporations] [Alternative 2: specify obligations that are trust preferred securities] [Alternative 3: specify issues of term preferred stock] [Alternative 4: specify obligations that are United States Treasury securities] [Alternative 5: specify obligations of United States government sponsored entities [as well as] [government trust certificates] [and] [AID-guaranteed securities] [provided that [any][such] GTCs, together with [any][such] AID-guaranteed securities, will not account for 20% or more of the aggregate cash flows on the underlying securities securing any series of notes and certificates]] [Alternative 6: specify obligations of foreign government issuers]. The underlying securities will be purchased by the depositor in the secondary market (either directly or through an affiliate of the depositor) and will be deposited into the trust. The underlying securities will not be acquired either from the respective underlying securities issuers or pursuant to any distribution by or agreement with the underlying securities issuers.

The composition of the underlying securities pool and the distribution of the underlying securities by ratings, remaining term to maturity and interest rate as of __, __ (the "cut-off date"), as derived from the relevant underlying securities prospectuses, is as set forth below:

COMPOSITION OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

NUMBER OF UNDERLYING SECURITIES:

Aggregate principal balance:..............     $ _____
Average principal balance:................     $ _____
Largest balance:..........................     $ _____
Weighted average interest rate:...........       _____%
Weighted average original term
     to maturity:.........................     _____ years
Weighted average remaining term
     to maturity:.........................     _____ years
Longest remaining term
     to maturity:.........................     _____ years

DISTRIBUTION BY RATING OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF
DATE

                                                               PERCENTAGE OF
                                          AGGREGATE              AGGREGATE
                       RATING         PRINCIPAL BALANCE      PRINCIPAL BALANCE
Total                  ______         _________________      _________________


DISTRIBUTION BY REMAINING TERM TO MATURITY OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

                       REMAINING                               PERCENTAGE OF
                        TERM TO            AGGREGATE             AGGREGATE
                   MATURITY (MONTHS)   PRINCIPAL BALANCE     PRINCIPAL BALANCE
Total                  ______         _________________      _________________

DISTRIBUTION BY INTEREST RATE OF THE UNDERLYING SECURITIES POOL AS OF THE CUT-OFF DATE

                                                               PERCENTAGE OF
                     INTEREST RATE         AGGREGATE             AGGREGATE
                       RANGE (%)       PRINCIPAL BALANCE     PRINCIPAL BALANCE
Total                  ______         _________________      _________________

[USE THE FOLLOWING WHERE THE UNDERLYING SECURITIES CONSIST OF A POOL OF ASSET-BACKED SECURITIES OF MULTIPLE ISSUERS]

[The underlying securities will consist primarily of the underlying securities, which are a pool of publicly tradable asset-backed securities. [Describe applicable type(s) of asset-backed securities]. The underlying securities will be purchased by the depositor or the trust in the secondary market (either directly or through an affiliate of the depositor) and will be deposited into the trust. The underlying securities will not be acquired either from the respective underlying securities issuers or pursuant to any distribution by or agreement with the underlying securities issuers. The composition of the underlying securities pool as of __, __ (the "cut-off date"), as derived from the applicable underlying securities prospectuses, is set forth below:

TERMS OF THE UNDERLYING SECURITIES


Issuer....................................

Servicer.......................................
Trustee........................................
Designation....................................
Percentage of total underlying securities pool
   investor amount.............................
Series termination date (1)....................
Certificate rate...............................
[Monthly] payment date (2).....................
Commencement of controlled
   amortization/accumulation period (3)........
Minimum seller's percentage....................
Cash collateral guaranty amount (4)............
Percentage that subordinated class __
   certificates constitute of all certificates
Optional repurchase percentage.................
Ratings (5)....................................


(1) Includes defined terms: Series termination date [and stated series termination date, if applicable] .

(2) Includes defined terms: [Monthly] payment date [and distribution date, if applicable].

(3) Includes defined terms: Controlled amortization period, controlled accumulation period [and controlled liquidation period, if applicable].

(4) A "cash collateral guaranty" generally provides, that in the event that a deficiency exists with respect to a payment of interest and/or principal, an amount equal to the deficiency may be withdrawn from the case collateral account and applied to the deficiency up to the amount provided in the underlying securities agreement.

(5)   As of ___________, __.


As of the cut-off date, [all of] [approximately __ % of] the underlying securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and no obligor of any underlying security was in default in the payment of any installments of principal, interest or premium, if any, with respect to the underlying security. Any rating of any of the underlying securities is not a recommendation to purchase, hold or sell the underlying security or the notes and certificates, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant.

See "Risk Factors -- A reduction or withdrawal of the security rating of your notes or certificates would adversely affect the value of your notes or certificates" in this prospectus supplement regarding considerations applicable to the ratings of the notes and certificates.]

[The underlying securities will be held by the trustee as book-entry credits to an account of the trustee at DTC.]


TERMS OF THE UNDERLYING SECURITIES

[Repeat for Each Underlying Security that Constitutes More than 10% by Principal Amount of a Pool Of Securities]

[Include information as applicable][The underlying securities of the trust will consist solely of initially [$] ______ aggregate principal amount of ______% [specify applicable type/designation of assets], due ______, ______ issued by [identify issuer[s] of underlying securities], having the characteristics described in the underlying securities prospectus. The underlying securities were originally issued by the applicable underlying securities issuer as part of an underwritten public offering of [$] ______ aggregate principal amount of such securities, pursuant to a registration statement on [Form S-3][Insert applicable form/schedule] (together with all its amendments and exhibits, the "underlying securities registration statement"), filed by the underlying securities issuer[s] with the SEC under the Securities Act. Distributions are required to be made on the underlying securities semiannually on each underlying securities payment date, which dates are the ______ day of each ______ and ______, commencing ______, or if that day is not a business day, on the next succeeding business day.

The underlying securities, together with any other trust assets described below and any credit support, represent the sole sources of funds that are available to make distributions in respect of the notes and certificates. Consequently, the ability of note and certificate holders to receive distributions in respect of the notes and certificates will depend on the trust's receipt of payments on, or in respect of, the underlying securities.

This prospectus supplement, the attached prospectus, each underlying securities prospectus and each underlying securities registration statement describe the material terms of the underlying securities and the underlying securities agreements. This prospectus supplement is qualified in its entirety by, and should be read in conjunction with, (a) the attached prospectus, (b) each underlying securities prospectus, and (c) the registration statement relating to the underlying securities of which the underlying securities prospectus is a part. No representation is made by the trust, the trustee or the depositor as to the accuracy or completeness of the information contained in any of the underlying securities prospectus[es] or any registration statement relating to the underlying securities.

INTEREST PAYMENTS

Interest accrues on the underlying securities at the certificate rate for each class and series of the securities, from the date of the initial issuance. Interest at the applicable rate will be paid to the certificate holders 6- [monthly] [quarterly] [semiannually] on the ______ day of each ______ (or, if that day is not a business day, the next succeeding business day).

[Interest on the underlying securities is calculated on the basis of the actual number of days in the related interest period and a 360-day year.]

The underlying securities bear interest [in the aggregate] at a [weighted average] rate per annum equal to [______%] [describe rate or method of calculation].

PRINCIPAL PAYMENTS

[Identify principal payment dates of underlying securities]

[Include, if applicable, definitions of relevant terms] [Generally, principal payments due to the holders of the underlying securities are scheduled to commence on the first payment date of an amortization period for a series of underlying securities or in the case of ______, will be provided for by accumulating collections on the [receivables] [amounts receivable in respect of the underlying securities] for a specified period (an "underlying securities accumulation period") and paid on the scheduled final payment date for the payment of the principal on the underlying securities, but in either case may be paid earlier or later than that date. However, if a[n] [early amortization event], [payout event], [liquidation event] [or economic amortization event] (as [that/these term[s are] [is] used in the [agreements] [prospectus] relating to the underlying securities) ([each] [that] event, an "underlying security early amortization event") occurs, [monthly] distributions of principal to the holders of the underlying securities will begin on the first payment date following the occurrence of the underlying security early amortization event. See "Underlying Security Early Amortization Events" below.

If an underlying security early amortization event does not occur, principal will be distributed to the holder of the underlying securities on the first payment date during the amortization period relating to the underlying security or at the end of the underlying security accumulation period. If, however, the amount of principal distributed on the scheduled final payment date for the payment of the principal on the underlying securities is not sufficient to pay the holders of the underlying securities in full, then monthly distributions of principal to the holders of underlying securities will occur on each payment date after the scheduled final payment date that is described in the underlying securities prospectuses.]

[INCLUDE IF APPLICABLE] [REDEMPTION OR CONVERSION FEATURES]

[Describe any redemption, put, call or other conversion features of the underlying securities].

[INCLUDE IF APPLICABLE] [SECURED] [UNSECURED] [OBLIGATIONS]

[Describe the security, including any collateral, for the underlying securities and the priority (senior, subordinated) of the underlying securities with respect to other indebtedness of the applicable underlying securities issuer.]

[INCLUDE IF APPLICABLE] [INVESTOR PERCENTAGE AND SELLER'S PERCENTAGE]

[According to the underlying securities prospectus, all amounts collected on receivables will be allocated to the investor interest of the holders of the underlying securities, the investor interest of any other series and the seller's interest by reference to the investor percentage of the holders of the underlying securities, the investor percentage of any other series and the seller's percentage, as these terms are used in the [agreement,] [prospectus] relating to the underlying securities. The [seller's percentage] generally means the excess of 100% over the aggregate investor percentage of all series issued by the underlying securities issuer then outstanding.]

[INCLUDE IF APPLICABLE] [ALLOCATION OF COLLECTIONS]

[The person managing and servicing the collection of payments on the underlying securities (the "underlying security servicer") will deposit any payments collected by the underlying security servicer with respect to the receivables and will generally allocate these amounts as follows:

            - [an amount equal to the applicable [seller's percentage] of the aggregate amount of deposits in respect of [principal receivables] and [finance charge receivables], respectively, will be paid to the holder of the [seller's certificate] [exchangeable seller's certificate][exchangeable transferor's certificate] as defined in the underlying [prospectus supplement][trust agreement];

            - an amount equal to the applicable investor percentage of the aggregate amount of the deposits in respect of finance charge receivables will be deposited into an account for the benefit of the holders of the underlying securities;

            - during the revolving period, an amount generally equal to the applicable investor percentage of the aggregate amount of the collections in respect of principal receivables will be paid to the holder of the [seller's certificate] [exchangeable seller's certificate][exchangeable transferor's certificate], provided, however, that the amount may not exceed the amount equal to the seller's interest. "Principal receivables" generally consist of amounts charged by cardholders for merchandise and services, amounts advanced as cash advances and the interest portion of any participation interests. "Finance charge receivables" generally consist of monthly periodic charges, annual fees, cash advance fees, late charges, over-the-limit fees and all other fees billed to cardholders, including administrative fees; and

            - during the [controlled amortization period][,] [rapid amortization period] [or] [accumulation period] as defined in the underlying securities [prospectus supplement][trust agreement], collections of principal receivables will be allocated to the holders of underlying securities based on the investor percentage, subject, during a controlled amortization period, to a cap.]]

[UNDERLYING SECURITIES EVENTS OF DEFAULT] [UNDERLYING SECURITIES EARLY AMORTIZATION EVENTS]

The following is a summary of the typical underlying securities [events of default][early amortization events] for each series of underlying securities:

            - [describe additional underlying securities events of default or specify early amortization events]

[The pool of underlying securities, together with any other assets described below and any credit support described under "Description of Credit Support," represent the sole assets of the trust that are available to make distributions in respect of the certificates.]

The assets of the trust will also include [describe any assets that are ancillary or incidental the underlying securities, or that support payment of the certificates, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, total return swaps, credit derivatives, floors, caps, and collars, and any cash or other security pledged to support the certificates].


[DESCRIPTION OF CREDIT SUPPORT]

For the benefit [solely] of [notes] [classes ______ [notes and] certificates [and the class ______ certificates]], credit support will be obtained to support or ensure the [ultimate]] distribution of principal and the [timely] distribution of interest amounts due with respect to the underlying securities and other trust assets, in the form and amount described below.

[THE LETTER OF CREDIT]

[Simultaneously with the depositor's assignment of the underlying securities and other trust assets to the trust, the depositor will obtain a letter of credit from ______ (the "letter of credit bank") in favor of the [trustee]. The letter of credit will be irrevocable and will [support the [timely] [ultimate] payment of amounts due with respect to the trust assets]. [The maximum amount that may be drawn under the letter of credit will initially be equal to [$]______. The initial amount of the letter of credit will be [$]______. Thereafter, the amount of the letter of credit with respect to any distribution date will equal [the lesser of (a) ______% of the aggregate note and certificate principal balance outstanding on the preceding distribution date (after giving effect to any payment of principal made on such preceding distribution date) but in any event not less than [$]______, and (b) the amount of the letter of credit on the preceding distribution date, plus [(x) reimbursement of some advances under the letter of credit and (y) recoveries on defaulted underlying securities and other trust assets] [describe other methods]. The letter of credit expires on ______, ______. The [trustee] will be obligated, in the event of a drawing on the letter of credit, to pursue appropriate remedies against the obligors of the underlying securities and the other trust assets, and any recoveries will be paid to the letter of credit bank to the extent of any amounts owing, in the manner and priority specified in this prospectus supplement.

[Add language regarding the letter of credit bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of the regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information about the letter of credit bank. In addition, to the extent that the letter of credit will provide 20% or more of the cashflow to the applicable series, provide (or incorporate by reference) the audited financial statements of the letter of credit bank. To the extent that the letter of credit will provide between 10% and 20% of the cashflow to the applicable series, provide or incorporate by reference information required by Item 301 of Regulation S-K with respect to the letter of credit bank.]

[THE INSURANCE POLICY]

[Simultaneously with the depositor's assignment of the underlying securities and other trust assets to the trust, the depositor will obtain the insurance policy from ______ (the "insurer") in favor of the trustee. The insurance policy will guaranty [ultimate] distributions of the principal of and premium, if any, and [timely] interest with respect to the [class ______] [notes and] certificates. The insurance policy expires on ______, ______. The trustee will be obligated, in the event of a drawing on the insurance policy, to pursue appropriate remedies against the obligors of the underlying securities and other trust assets, and any recoveries will be paid to the insurer to the extent of any owing, in the manner and priority specified in this prospectus supplement.]

[Add language regarding the insurer with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of the regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information about the insurer. In addition, provide or incorporate by reference the audited financial statements of the insurer.]

[RESERVE ACCOUNT]

The depositor will deposit with the trustee on the closing date, to be held in a trust account (the "reserve account"), cash, letters of credit and short-term investments acceptable to the rating agency initially rating the notes and certificates at the request of the depositor in the amount of [$]______. [Collections with respect to the underlying securities and other trust assets not distributed to holders of the notes and certificates will be deposited in the reserve account.] Amounts deposited in the reserve account will be used to make payments of principal of and premium, if any, and interest on the notes and certificates to the extent that funds are not otherwise available. Immediately after any distribution date, amounts in the reserve account in excess of [indicate formula] [may be paid to the depositor.]

[OTHER FORMS OF CREDIT ENHANCEMENT]

[Describe the material terms of any other form of credit enhancement that is furnished in relation to the notes and certificates, including any interest rate, currency, securities, commodity or credit swaps, total return swaps, credit derivatives, caps, floors, collars or options, and identify each counterparty to the credit enhancement. To the extent the cash flow provided by the credit enhancement will equal or exceed 20% of the cashflow to the applicable series, provide or incorporate by reference the audited financial statements of the applicable counterparty. To the extent that the cash flow provided by the credit enhancement will equal between 10% and 20% of the cashflow to the applicable series, provide or incorporate by reference summarized financial information with respect to the counterparty.]


DESCRIPTION OF THE OTHER TRUST ASSETS

[In addition to the underlying securities, the trust has [entered into a swap agreement] [purchased other trust assets.] [Describe the material terms of any other trust assets which are included in the trust, including any swaps, caps, floors, collars, options, forward contracts or credit derivatives, and identify each counterparty thereto. To the extent the credit exposure related to such trust assets will equal or exceed 20% of the cashflow to the applicable series, provide (or incorporate by reference) the audited financial statements of the applicable counterparty.]


YIELD ON THE NOTES AND CERTIFICATES

[Describe factors relating to the underlying securities and other trust assets, their terms and the manner and priority in which collections are paid or allocated to the notes and each class of the certificates that may affect the yield on the notes and certificates.] See "Maturity and Yield Considerations" in the attached prospectus.

DESCRIPTION OF THE NOTES AND CERTIFICATES

The certificates will consist of __ classes of certificates, designated as class[__] __, [and] class __ [and class __] certificates. The certificates will be denominated and distributions with respect to the certificates will be payable in the specified currency. The certificates represent, in the aggregate, the entire beneficial ownership interest in the trust. The class __ certificates have, in the aggregate, an initial [certificate principal balance] [notional amount] of [$]__ (approximate) and a __% [variable] pass-through rate. The class __ certificates have, in the aggregate, an initial [certificate principal balance] [notional amount] of [$] __ (approximate) and a __% [variable] pass-through rate. The class __ certificates have, in the aggregate, an initial [certificate principal balance] [notional amount] of [$]__ (approximate) and a __% [variable] pass-through rate. [The class __ certificates, which are not being offered by this prospectus supplement, will be transferred by the depositor to an affiliate on the closing date, and may be sold at any time by the depositor in accordance with the terms of the trust agreement.]

The certificates [other than the class __ certificates [and specify others] will be issued, maintained and transferred on the book-entry records of DTC and its participants in minimum denominations of $__ and [integral multiples of $__] [multiples of $__ in excess of $__]. [The class __ certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial notional amounts or certificate principal balance, as applicable, of $__ and integral multiples thereof, except that one certificate of each such class may be issued with an initial notional amount or certificate principal balance, as applicable, equal to an integral multiple of $__ plus the excess of the initial aggregate notional amount or certificate principal balance, as applicable, of the class over the greatest integral multiple of $__ that is not more than the initial aggregate notional amount or certificate principal balance, as applicable.]

The notes [other than the class __ notes] [and specify others] will be issued, maintained and transferred on the book-entry records of DTC and its participants in minimum denominations of $__ and [integral multiples of $__] [multiples of $__ ] in excess of $__. The notes will be denominated and distributions with respect to the notes will be payable in the specified currency. The notes represent indebtedness of the trust secured by the trust assets. The class __ notes have, in the aggregate, an initial note principal balance of [$]______ (approximate) and a __% [variable] note interest rate. The class __ notes have, in the aggregate, an initial note principal balance of [$]______ (approximate) and a __% [variable] note interest rate. The class __ notes have, in the aggregate, an initial note principal balance of [$]___ (approximate) and a __% [variable] note interest rate.

The notes and certificates [(other than the class of __ notes and certificates) [specify other classes] will initially be represented by one or more global notes and certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the depositor, the "clearing agency"), except as provided below. The depositor has been informed by DTC that DTC's nominee will be Cede & Co. No holder of any of these notes and certificates (a "security owner") will be entitled to receive a note or certificate representing that person's interest, except as set forth below under "-- Definitive Notes and Certificates." Unless and until definitive notes and certificates are issued under the limited circumstances described in this prospectus supplement, all references to actions by holders with respect to any notes and certificates will refer to actions taken by DTC upon instructions from its participants. See "-- Definitive Notes and Certificates" below and "Description of Notes and Certificates -- Global Securities" in the attached prospectus.

Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a [security owner] only at the direction of one or more participants to whose DTC account the notes and certificates are credited. Additionally, DTC will take actions with respect to specified voting rights only at the direction and on behalf of participants whose holdings of the notes and certificates evidence the specified voting rights. DTC may take conflicting actions with respect to voting rights, to the extent that participants whose holdings of notes and certificates evidence the voting rights authorize conflicting action.

DEFINITIVE NOTES AND CERTIFICATES

Definitive notes and certificates will be issued to you or your nominees, respectively, rather than to DTC or its nominee, only if (a) the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as clearing agency with respect to a class of notes or certificates [(other than the class ______ certificates (specify other classes)] and the depositor is unable to locate a qualified successor or (b) the depositor, at its option, elects to terminate the book-entry system through DTC.

Upon the occurrence of any event described in the immediately preceding paragraph, the trustee is required to notify all participants of the availability of definitive notes and certificates through DTC. Upon surrender by DTC of the definitive notes and certificates representing the notes and certificates formerly represented by global notes and certificates registered in the name of the nominee of DTC and receipt of instructions for re-registration, the trustee will reissue the notes and certificates as definitive notes and certificates in the respective principal amounts owned by the individual owners of the notes and certificates, and thereafter the trustee will recognize the holders of the definitive notes and certificates as holders of notes and certificates under the trust agreement.

DISTRIBUTIONS

Collections on the underlying securities and other trust assets that are received for a given collection period in relation to the certificate pursuant to the collection procedures described in this prospectus supplement and in the attached prospectus will be distributed on each distribution date in the following order of priority, solely to the extent funds are available (as defined below) to the trust on the distribution date:

            - to the trustee, all unpaid fees and expenses owed to the trustee and its respective agents, up to the allowable expense amounts (as defined below) for the related collection period;

            - [to the [providers of credit support ("credit support providers")] [swap or derivative counterparty], any amount required to be paid or reimbursed to, or deposited with, that person (collectively, "credit support provider payments");]

            - to the holders of each class of a series, first, to the payment of required interest [and on a pro rata basis to the credit support providers for the payment of any credit support provider payments]; second, to the payment of required principal; and third, to the payment of required premium, in each case applicable to the class, commencing with the most highly ranked class and, to the extent funds remain available to the trust, to each other class in accordance with the ranking specified under " -- Allocation of Losses; Subordination" in this prospectus supplement;

            - [to the credit support providers, any credit support provider payments;]

            - to the trustee, all its remaining unpaid fees and expenses and those of its agents not otherwise paid pursuant to the first paragraph above; and

            - [all remaining amounts, if any, to the holders of the class ______ certificates.]

Amounts received from the underlying securities and other trust assets and any applicable credit support relating to the notes and certificates over a specified period may not be sufficient, after payment of all allowable expenses [and payment of all amounts required to be paid to the credit support providers] for that period, to make all required distributions to the holders of the notes and certificates. To the extent there are insufficient funds available to make any distributions due to any series or class, any shortfall will be carried over and will be distributable on the next distribution date on which sufficient funds are available to pay the shortfall.

For purposes of this section:

            "Allowable expense amounts" means, for any given collection period, the sum of (x) [$]__ and (y) any portion of the allowable expense amount from preceding collection periods that have not been applied on the distribution date for the immediately preceding collection period.

            On any distribution date, "funds are available" to the trust in an amount equal to the sum of (a) all amounts received on or with respect to the underlying securities (including investment income on investments the trust is permitted to make) received during the preceding collection period[,] [and] (b) amounts available as of the distribution date pursuant to the credit support described under "Description of Credit Support."

            "Call premium percentage" for any given distribution date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices.]].

            "Investments the trust is permitted to make" means, with respect to the notes and certificates, those investments acceptable to the rating agency as being consistent with the rating of the notes and certificates. Generally, the investments must be limited to obligations or securities that mature no later than the business day prior to the next distribution date.

            The interest, if any, payable on the notes and certificates or any class of notes and certificates on any given distribution date is the accrued and unpaid interest on the outstanding note or certificate principal balance [or notional amount] of the notes and certificates, computed at the note interest or pass-through interest rate described in this prospectus supplement.

            The premium, if any, payable on the notes and certificates or any class of notes and certificates on any given distribution date means an amount equal to the product of (a) the principal payable on the notes and certificates on the distribution date and (b) the call premium percentage, as defined above, for the distribution date.

            The principal, if any, payable on the notes and certificates or any class of notes and certificates on any given distribution date means the amount received on the underlying securities and other trust assets attributable to principal payments thereon during the related collection period, to the extent payable or allocable to the notes and certificates. The note or certificate principal balance [or notional amount] of a note or certificate outstanding at any time represents the maximum amount that the holder is entitled to receive as distribution payable in respect of or allocate to principal from the cash flow on the underlying securities, the other trust assets and any credit support obtained for the benefit of the holder. The note or certificate principal balance [or notional amount] of any class of notes or certificates [(other than the class _________ certificates)] as of any date of determination is equal to the initial note or certificate principal balance [or notional amount], reduced by the aggregate of (a) all principal previously paid on the note or certificate and (b) any deemed reductions in the note or certificate principal balance [or notional amount]. A deemed reduction in the note or certificate principal balance [or notional amount] of a note or certificate will occur where losses are realized on the underlying securities [describe circumstances in which such losses are allocated to principal] or where the trust incurs extraordinary trust expenses, as described in "-- Allocation Of Losses; Subordination." [The notional amount of the class __ notes and certificates as of any date of determination is equal to [specify amount].] [Holders of the class ____ notes and certificates are not entitled to receive any [distributions allocable to principal] [payments of principal].

[Notwithstanding the priorities described above, holders of the class __ notes and certificates and the class __ notes and certificates will be entitled to receive on any distribution date 100% of all principal collections received in the related collection period with respect to the underlying securities and the other trust assets, to be distributed [on a pro rata basis] in reduction of the note or certificate principal balance of the class __ notes and certificates and the class __ notes and certificates, if any of the following conditions are satisfied: [describe conditions, if any by which any class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the closing date].]

[ALLOCATION OF LOSSES; SUBORDINATION [SPECIFY IF NECESSARY]

The subordination described in this "Allocation of Losses; Subordination" section that is provided by the class __ certificates [and the class __ certificates] is designed to protect holders of the notes and the remaining classes of certificates from losses and other shortfalls with respect to the underlying securities and the other trust assets, to the extent described in this section. As a result, losses and other shortfalls with respect to the underlying securities and the other trust assets will be borne by the notes and the remaining classes of certificates, to the extent described below, only if the losses and other shortfalls are not covered, or the coverage in respect of the losses and shortfalls has been exhausted.

[Realized losses and extraordinary trust expenses will be allocated on any distribution date as follows: [describe allocation among the various classes].]

[An "extraordinary trust expense" is an expense of a given trust is excess of the allowable expense amount.]]

[RESTRICTION ON TRANSFER OF THE CLASS __ CERTIFICATES

Because the class __ certificates are subordinate to the notes, the class __ certificates and the class __ certificates to the extent set forth in this prospectus supplement, the class __ certificates may not be purchased by or transferred to a plan. See "ERISA Considerations."]

DESCRIPTION OF THE TRUST AGREEMENT

The certificates will be issued pursuant to the trust agreement between ______ and ______, a form of which is filed as an exhibit to the registration statement of which this prospectus supplement forms a part. A current report on Form 8-K relating to the notes and certificates containing a copy of the trust agreement as executed will be filed by the depositor with the SEC following the issuance and sale of the notes and certificates. The trust created under the trust agreement will consist of:

            - the underlying securities and the other trust assets (exclusive of any retained interest, which is not part of the trust);

            - all payments on or collections in respect of the underlying securities due after the cut-off date, together with any proceeds[.] [,and]

            - [any credit support in respect of any class or classes of notes or certificates]

[In addition, the holders of the certificates may also have the benefit of credit support as discussed under "Description of Credit Support."] You should refer to the attached prospectus for important information in addition to that set forth in this prospectus supplement regarding the trust, the terms and conditions of the trust agreement and the certificates. The material terms of the trust agreement are summarized below and in the attached prospectus. These summaries are not complete and are subject to the detailed provisions contained in the form of trust agreement. You should refer to the trust agreement in order to obtain a full understanding of its provisions.

THE TRUSTEE

______, a ______, will act as trustee for the certificates and the trust pursuant to the trust agreement. The trustee's offices are located at ______ and its telephone number is ______.

The trust agreement will provide that the trustee and any director, officer, employee or agent of the trustee will be indemnified by the trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates or the performance of the trustee's duties under the trust agreement, other than any loss, liability or expense (a) that constitutes a specific liability of the trustee under the trust agreement or (b) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the trustee's duties under the trust agreement or as a result of a breach, or by reason of reckless disregard of the trustee's obligations and duties under the trust agreement.

TERMINATION OF BOOK-ENTRY REGISTRATION IN CONNECTION WITH SUSPENSION OF SECURITIES EXCHANGE ACT REPORTING BY THE UNDERLYING SECURITIES ISSUER

After the deposit of the underlying securities into a trust, an underlying securities issuer that has no class of security listed on a national securities exchange or held of record by 300 or more holders could elect to suspend its reporting requirements under the Securities Exchange Act. In that event, the underlying securities issuer would no longer be required to make available under the Securities Exchange Act the public information referred to under "Available Information" of this prospectus supplement. The depositor will cause each trust to undertake to provide, in the trust's own Securities Exchange Act reports for as long as the reports are required to be filed, quarterly and annual financial statements and other information of the type required to be filed on Form 8-K under the Securities Exchange Act with respect to any underlying securities issuer which suspends its Securities Exchange Act reporting requirements, to the extent the reports and information are then available to the trust.

If financial statements are not available to the trust, then, unless the trust has earlier suspended its own Securities Exchange Act reporting requirements for the certificates of the series, the certificates of the series will, by their terms, generally be required to be removed from the DTC book-entry system, and definitive physical certificates representing the certificates of that series will be issued to the beneficial owners of the certificates of the series. In addition, the underlying securities issuer for the underlying securities will be notified that the underlying securities are held pursuant to the trust agreement and that the holders of the certificates constitute record holders of the underlying securities. The issuance of the definitive physical certificates representing the certificates is intended to increase the likelihood that there will then be more than 300 holders of record of the underlying securities, requiring the underlying securities issuer to resume filing Securities Exchange Act reports, in light of Rule 12g5-1(b)(1) under the Securities Exchange Act, which appears to require an underlying securities issuer with actual knowledge that its underlying securities are held pursuant to a trust agreement to treat holders of record of certificates or other evidences of interest issued by the trust as holders of record of the underlying securities.

EVENTS OF DEFAULT

[There are no events of default under the trust agreement. Therefore, payments on your certificates will not be accelerated even if a covenant under the trust agreement is breached, unless an event of default has also occurred with respect to the underlying securities and the payments on the underlying securities have been accelerated.]

[An event of default with respect to any class of certificates under the trust agreement, other than a class of certificates representing an interest in preferred stock will consist of:

            - [a default in the payment of any interest on any underlying security after the interest becomes due and payable, subject to any applicable grace period;

            - a default in the payment of the principal of or any installment of principal of any underlying security when the payment becomes due and payable; and

            - the occurrence and continuance of other events specified in the applicable series supplement.]

[Describe remedies available to certificate holders upon the occurrence and continuance of an event of default, including, as applicable, directing the trustee to vote the underlying securities in favor of declaring the principal balance of and any accrued interest on the outstanding underlying securities to be immediately due and payable].

The trust agreement provides that, within 30 days after the occurrence of an event of default in respect of the certificates of any class, the trustee will give to the holders of the certificates notice, transmitted by mail, of all uncured or unwaived events of default known to it. However, except in the case of an event of default relating to the payment of principal of or premium, if any, or interest on any of the underlying securities, the trustee is protected in withholding the notice if it determines in good faith that withholding the notice is in the interest of the holders of the certificates of the class.

No holder of any certificate will have the right to institute any proceeding with respect to the trust agreement, unless:

            - the holder previously has given to the trustee written notice of a continuing breach;

            - the holders of certificates of the series evidencing not less than __% of the aggregate voting rights of the series have requested in writing that the trustee institute the proceeding in its own name as trustee;

            - the holder or holders have offered the trustee reasonable indemnity;

            - the trustee has for 15 days failed to institute the proceeding; and

            - no direction inconsistent with the written request has been given to the trustee during the 15-day period by the holders of certificates of the series evidencing not less than __% of the aggregate voting rights.]]

VOTING RIGHTS

[At all times,] [Subject to the succeeding paragraph,] __% of all voting rights are allocated among all holders of the class __ certificates[,] [and] the class __ certificates [and specify other classes] in proportion to the outstanding certificate principal balances [or notional amounts] of their respective certificates and __% of all voting rights will be allocated among all holders of the class __ certificates in proportion to the then outstanding [certificate principal balances] [notional amounts] of their respective certificates. [Specify whether and what circumstances voting will be class-by-class.]

[Specify conditions, if any, under which allocation of voting rights might change from the foregoing percentages].

VOTING OF UNDERLYING SECURITIES, MODIFICATION OF UNDERLYING SECURITIES
AGREEMENT

The trustee, as holder of the underlying securities, has the right to vote and give consents and waivers in respect of the underlying securities as permitted by DTC and except as otherwise limited by the trust agreement. In the event that the trustee receives a request from [DTC], the underlying security trustee or the underlying securities issuer for its consent to any amendment, modification or waiver of the underlying securities, the underlying securities agreement or any other documents relating to the underlying securities, or receives any other solicitation for any action with respect to the underlying securities or the other trust assets, the trustee will mail notice of the proposed amendment, modification, waiver or solicitation to each note and certificate holder of record as of that date. The trustee will request instructions from the note and certificate holders as to whether or not to consent to or vote to accept the amendment, modification, waiver, or solicitation. The trustee will consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative [note] [or] [certificate] principal balance and notional amounts of the [notes] [and] [certificates]) as the holders of the [notes] [and] [certificates] vote as of the date determined by the trustee prior to the date on which the consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the trustee shall at no time vote or consent to any matter:

            - unless the vote or consent would not, based on an opinion of counsel, alter the status of the trust for federal income tax purposes;

            - that would alter the timing or amount of any payment on the underlying securities, except in the event of an [underlying securities event of default] [underlying securities early amortization event or an event that with the passage of time or the giving of notice would become an [underlying securities event of default][underlying security early amortization event] and with the unanimous consent of all outstanding [notes] [and] [certificates]; or

            - that would result in the exchange or substitution of any of the outstanding underlying securities pursuant to a plan for the refunding or refinancing of the underlying securities,

unless holders representing 100% of the aggregate voting rights of each outstanding class of the notes and certificates consent to the trustee voting in favor of or consenting to that matter.

In the event that an offer is made by the underlying securities issuer to issue new obligations in exchange and substitution for any of the underlying securities, pursuant to a plan for the refunding or refinancing of the underlying securities or any other offer is made for the underlying securities, the trustee will notify the note and certificate holders of the offer as promptly as practicable. The trustee must reject the offer unless an event of default under the underlying securities agreement has occurred and [all] [a majority in note and certificate principal balance] of the note and certificate holders vote to accept the offer and the trustee has received the tax opinion of counsel described in the preceding paragraph.

If an event of default under the agreements relating to the underlying securities occurs and is continuing and if directed by all the holders of outstanding class ____ notes and certificates and, unless the class ____ notes and certificates are no longer outstanding, by all the holders of outstanding class ____ notes and certificates, the trustee will vote the underlying securities in favor of directing, or take other action as may be appropriate to direct, the trustee of the underlying securities to declare the unpaid principal amount of the underlying securities and any accrued and unpaid interest on the underlying securities to be due and payable. In connection with a vote concerning whether to declare the acceleration of the underlying securities, the interests of the holders of each class of notes and certificates may differ and the interests of some holders of a particular class may differ from holders of other securities of the same series or class.

TERMINATION

The depositor will have the right to purchase all remaining underlying securities and other trust assets in the trust and thereby effect early retirement of the certificates on any distribution date, [(a)] once the aggregate principal amount of the underlying securities at the time of purchase is not more than [specify percentage not greater than 10%] of the aggregate principal amount of the underlying securities as of the cut-off date [and (b) at the option of the depositor at [specify when and on what terms any option may be exercised]. In the event that the depositor exercises the option, the portion of the purchase price allocable to the certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding [note] [or] [certificate] principal balance or notional amount, as applicable, plus with respect to the [notes] [certificates] [one month's] [three month's] [specify other period] interest at the [fixed pass-through rate] or the then applicable [variable pass-through rate], as the case may be plus, with respect to each class of [notes] [certificates], any previously accrued but unpaid interest thereon.] [Specify alternative allocations method if different from above.] See also "Description of the Trust Agreements -- Termination" in the attached prospectus.


DESCRIPTION OF THE INDENTURE

[Describe material provisions of the indenture not described in accompanying prospectus, if any]

____, a ____, will act as the indenture trustee under to the indenture. The indenture trustee's offices are located at ____ and its telephone number is
____.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material United States federal income tax consequences of the purchase, ownership and disposition of the notes and certificates by an initial holder of notes and certificates. This summary is based upon the Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code"), as well as Treasury regulations and administrative and judicial rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, that could alter or modify the continued validity of the statements and conclusions set forth in this section.

The discussion does not deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. For example, it generally is addressed only to original purchasers of the notes and certificates who purchase notes and certificates at the initial offering price and who are beneficial owners of the notes or certificates. The discussion assumes that the notes and certificates are held as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code. The discussion does not address various possible tax considerations that may be relevant to investors subject to special rules, such as investors that are regulated investment companies, banks, insurance companies, tax-exempt organizations, dealers in securities or currencies, mutual funds, REITs, natural persons, cash method taxpayers, S corporations, estates and trusts, investors that hold the notes or certificates as part of a hedging, straddle, or an integrated or conversion transaction, investors that hold certificates as part of a conduit arrangement subject to regulations issued pursuant to section 7701(l) of the Internal Revenue Code, or investors whose functional currency is not the United States dollar. In addition, this discussion does not address alternative minimum tax consequences or the indirect effects on the holders of equity interests in an investor, and does not address investors that are not "United States persons" (as defined below), except to the extent expressly discussed below under " -- Foreign Note Holders" and " -- Foreign Certificate Holders."

You should consult your tax advisor to determine the federal, state, local and other tax consequences of the purchase, ownership and disposition of the notes and certificates.

TAXATION OF NOTE HOLDERS

[CHARACTERIZATION OF THE NOTES AS INDEBTEDNESS

By its acceptance of its note or certificate, each holder of a note or certificate will be deemed to agree to treat the notes as indebtedness for United States federal income tax purposes. Nonetheless, certain of the terms of the notes and certificates may be viewed as inconsistent with the characterization of the notes as indebtedness for federal income tax purposes. Accordingly, Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, is unable to deliver an opinion that the notes will be characterized as indebtedness for United States federal income tax purposes. Sidley Austin Brown & Wood has however delivered an opinion that the notes should be characterized as indebtedness for United States federal income tax purposes and, except as discussed in the final sentence of this paragraph, the balance of this discussion assumes that the notes will be so characterized. Information returns or reports sent to note holders and the IRS will be based on the notes being characterized as indebtedness for federal income tax purposes in the absence of statutory or authoritative judicial or regulatory clarification or change to the contrary. If the notes are characterized as equity interests in the trust, rather than indebtedness, the notes would be taxed in a manner substantially similar to that described below under "Taxation of Certificate Holders."

You should be aware that no rulings have been sought from the IRS and that opinions of counsel are not binding on the IRS or the courts. Accordingly, there can be no absolute assurance that the IRS will agree that the notes should be characterized as indebtedness.]

INTEREST INCOME OF NOTE HOLDERS

The taxation of interest on the notes depends on whether the interest is "qualified stated interest" (as defined below). Interest that is qualified stated interest is includible in a holder's income as ordinary income when actually or constructively received (if such holder uses the cash method of accounting for federal income tax purposes) or when accrued (if such holder uses an accrual method of accounting for federal income tax purposes). Interest that is not qualified stated interest is includible in a holder's income under the rules governing "original issue discount" [(described below)], regardless of such holder's method of accounting.

In general, interest on a note is "qualified stated interest" if the interest is unconditionally payable in cash or in property (other than debt instruments of the issuer) at least annually at a single fixed rate or at a single "qualified floating rate" or "objective rate." [It is anticipated that the interest payable on the notes will be qualified stated interest].

[Describe the federal income tax consequences if the interest payable on the notes is not qualified stated interest.]

ORIGINAL ISSUE DISCOUNT

Original issue discount is the excess, if any, of a note's "stated redemption price at maturity" over its "issue price." A note's "stated redemption price at maturity" is the sum of all payments provided by the note (whether designated as interest or as principal) other than payments of qualified stated interest. The "issue price" of a note is the first price at which a substantial amount of the notes in the issuance that includes the note is sold (excluding sales to bond houses, brokers or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers).

Holders of notes with original issue discount generally are required to include such original issue discount in income as it accrues in accordance with a constant yield method, before the receipt of the related cash payments.

The amount of original issue discount with respect to a note will be treated as zero if the original issue discount is less than an amount equal to .0025 multiplied by the product of the stated redemption price at maturity and the number of complete years to maturity (or weighted average maturity, as applicable).

[It is anticipated that the notes will be treated as issued with an amount of original issue discount equal to zero.]

[Describe in more detail the federal income tax treatment of a note holder if the notes are issued with more than a de minimis amount of original issue discount.]

PREMIUM

If a holder purchases a note for an amount in excess of the sum of all amounts payable on the note after the date of acquisition (other than payments of qualified stated interest), such holder will be considered to have purchased such note with "amortizable bond premium" equal in amount to such excess, and generally will not be required to include any original issue discount in income.

[It is anticipated that the notes will not be issued at a premuim.]

[If the notes are issued at a premium, describe in more detail the federal income tax treatment of a holder of a note issued at a premium.]

PURCHASE AND SALE OF A NOTE

A note holder's adjusted tax basis in a note generally will equal the cost of the note, increased by any original issue discount previously included in respect thereof, and reduced (but not below zero) by any amortized premium and any payments other than payments of qualified stated interest made on the note.

If a note is sold, gain or loss will be recognized equal to the difference between the proceeds of sale and the note holder's adjusted tax basis in the note. Any gain or loss will be a capital gain or loss if the note was held as a capital asset, except that gain will be treated in whole or in part as ordinary interest income to the extent of accrued interest not previously taken into income on the note.

BACKUP WITHHOLDING

Payments made on the notes and proceeds from the sale of the notes will not be subject to a "backup" withholding tax of 31% unless, in general, the note holder fails to comply with specified reporting procedures and is not an exempt recipient under applicable provisions of the Internal Revenue Code. In general, such payments will be subject to information reporting unless the note holder is an exempt recipient under applicable provisions of the Internal Revenue Code.

FOREIGN NOTE HOLDERS

A "foreign note holder" is any note holder that is not a "United States person." A "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any of its political subdivisions, an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source, or a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States fiduciaries have the authority to control all of its substantial decisions.

Payments made on a note to a foreign note holder that has no connection with the United States other than holding its note will generally be made free of United States federal withholding tax, provided that (a) the holder is not related (directly or indirectly) to the trust, the holder of any certificate or the issuer of any of the trust assets, (b) the holder is not a bank that is treated, by reason of holding its note, as receiving interest on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of a banking business, (c) the note is in registered form for federal income tax purposes and (d) the holder complies with certain identification and certification requirements imposed by the IRS.

TAXATION OF CERTIFICATE HOLDERS

TAX CLASSIFICATION OF THE TRUST

[CLASSIFICATION OF THE TRUST AS A GRANTOR TRUST

Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, will deliver an opinion generally to the effect that for United States federal income tax purposes, without regard to whether the notes are characterized as [indebtedness], (a) the trust will be classified as a grantor trust, and not as a partnership or as an association or publicly traded partnership taxable as a corporation, and (b) the certificates will be treated as evidencing an undivided interest in the trust assets. Information returns or reports sent to certificate holders and the IRS will be based on the trust being classified as a grantor trust for federal income tax purposes in the absence of statutory or authoritative judicial or regulatory clarification or change to the contrary. As a grantor trust, the trust will not be subject to federal income tax, and each certificate holder will be subject to federal income taxation as if it owned directly the portion of the trust assets allocable to the certificates, and as if it paid directly its share of expenses paid by the trust.

You should be aware that no rulings have been sought from the IRS and that opinions of counsel are not binding on the IRS or the courts. Accordingly, there can be no absolute assurance that the IRS will agree that the trust should be treated as a grantor trust.

POSSIBLE RECHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

If the trust were classified as a partnership that is not a publicly traded partnership, rather than as a grantor trust, the trust would not be subject to federal income tax and certificate holders would be treated as owning partnership interests rather than as owning direct interests in the trust assets.

[No restrictions have been placed on the transfer of certificates to prevent the certificates from being "publicly traded" in the event that the trust is classified as a partnership rather than a grantor trust.] If the trust were deemed to be a publicly traded partnership it could be subject to corporate income tax. Any corporate income tax could materially reduce or eliminate cash that would otherwise be distributable with respect to the certificates (and certificate holders could be liable for the tax that is unpaid by the trust). A publicly traded partnership is taxed in the same manner as a corporation unless at least 90% of its gross income consists of specified types of "qualifying income." Qualifying income includes, among other things, interest income not derived in the conduct of a financial or insurance business, dividend income, and gain from the disposition of assets producing such income. It is anticipated that, [because of the nature of the income of the trust,] if the trust is classified as a partnership, it will not be a publicly traded partnership taxable as a corporation. However, you should be aware that, if the trust were classified as a partnership and not as a grantor trust, there can be no absolute assurance that the IRS will agree that the trust should not be treated as a publicly traded partnership.

The trust agreement will provide that if the trust is classified as a partnership for federal income tax purposes, the trust will make an election under section 761 of the Internal Revenue Code to be excluded from the provisions of Subchapter K of the Internal Revenue Code governing the treatment of partnerships. If the trust makes an effective election out of Subchapter K of the Internal Revenue Code, the treatment of certificate holders would be similar whether the trust is classified as a grantor trust or a partnership. However, the eligibility of the trust to make the election is not free from doubt, and if the election were not effective: (a) the trust would be required to account for its income and deductions at the trust level; (b) each certificate holder would be required separately to take into account its distributive share of income and deductions of the trust (which would not necessarily reflect any particular certificate holder's circumstances, such as a difference between the certificate holder's basis in its certificates and the trust's basis in its assets) as of the close of the taxable year of the trust; and (c) purchases and sales of certificates would be treated as purchases and sales of interests in the trust as an entity, rather than as direct sales of an interest in the trust assets.

The remainder of this discussion assumes that the trust is properly classified as a grantor trust or, if it were to be reclassified as a partnership, it would not be classified as a publicly traded partnership and its election to be excluded from Subchapter K of the Internal Revenue Code would be effective.]

INCOME OF CERTIFICATE HOLDERS

A certificate holder will allocate the amount it pays for its certificate among the trust assets allocable to the certificate, in proportion to their relative fair market values on the date of purchase of the certificate. A certificate holder will calculate separately its income, gain, loss or deduction realized with respect to each trust asset.

The federal income tax treatment of a holder of a particular class of certificates depends upon the particular trust assets collateralizing or otherwise supporting the certificates.

[Describe the federal income tax consequences of the particular trust assets.]

MODIFICATION OR EXCHANGE OF TRUST ASSETS

Depending upon the circumstances, it is possible that a modification of the terms of the trust assets, or a substitution of other assets for the trust assets following a default on the trust assets, would be a taxable event to certificate holders on which they would recognize gain or loss.

FOREIGN TAX CREDITS

Any foreign income taxes withheld from payments to the trust will be includible in the income of certificate holders and will likewise be deductible to certificate holders, or, alternatively, certificate holders may be eligible for a United States foreign tax credit subject to various limitations.

DEDUCTIBILITY OF TRUST'S FEES AND EXPENSES

In computing its federal income tax liability, a certificate holder will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees paid or incurred by the trust as provided in section 162 or 212 of the Internal Revenue Code and any allowable amortization deductions with respect to other specified trust assets. If a certificate holder is an individual, estate or trust, the deduction for his share of fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

PURCHASE AND SALE OF A CERTIFICATE

A certificate holder's adjusted tax basis in a certificate generally will equal the cost of the certificate, increased by any amounts of undistributed taxable income (for example, original issue discount or market discount) and reduced (but not below zero) by any amortized premium and any payments other than payments of qualified stated interest on a trust asset made on the certificate.

If a certificate is sold, gain or loss will be recognized equal to the difference between the proceeds of sale allocable to each of the trust assets and the certificate holder's adjusted tax basis in each of the foregoing.

Any gain or loss will be a capital gain or loss if the certificate was held as a capital asset, except that gain will be treated in whole or in part as ordinary interest income to the extent of the certificate holder's interest in accrued market discount or accrued interest not previously taken into income on trust assets.

BACKUP WITHHOLDING

Payments made on the certificates and proceeds from the sale of the certificates will not be subject to a "backup" withholding tax of 31% unless, in general, the certificate holder fails to comply with specified reporting procedures and is not an exempt recipient under applicable provisions of the Internal Revenue Code. In general, such payments will be subject to information reporting unless the certificate holder is an exempt recipient under applicable provisions of the Internal Revenue Code.

FOREIGN CERTIFICATE HOLDERS

A "foreign certificate holder" is any certificate holder that is not a "United States person", as defined above.

[Describe the withholding tax consequences to foreign certificate holders of the particular trust assets.]

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code impose various requirements on "employee benefit plans" (as defined in section 3(3) of ERISA), "plans" (as defined in section 4975 of the Internal Revenue Code) (each, a "plan") and on persons that are fiduciaries with respect to plans in connection with the investment of the assets of a plan. For purposes of this discussion, plans may include individual retirement accounts and annuities, Keogh plans and separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other plans are invested.

Governmental plans and, if they have not made an election under section 410(d) of the Internal Revenue Code, church plans are not subject to ERISA requirements. Accordingly, assets of those plans may be invested in the [notes and] certificates without regard to the considerations described below in this "ERISA Considerations" section, subject to the provisions of other applicable federal and state law. Any of those plans that is qualified and exempt from taxation under sections 401(a) and 501(a) of the Internal Revenue Code, however, is subject to the prohibited transaction rules in section 503 of the Internal Revenue Code.

ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of a plan, including investment prudence and diversification and compliance with the investing plan's governing documents. Section 406 of ERISA and section 4975 of the Internal Revenue Code also prohibit a broad range of transactions involving the assets of a plan and a "party in interest" (as defined in section 3(14) of ERISA) or a "disqualified person" (as defined in section 4975(e)(2) of the Internal Revenue Code) with respect to that plan, unless a statutory or administrative exemption exists. Parties in interest or disqualified persons that participate in a prohibited transaction may be subject to an excise tax imposed under section 4975 of the Internal Revenue Code or a penalty imposed under section 502(i) of ERISA, unless a statutory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected plan for any losses realized by that plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, which would result in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

A plan's investment in the notes and certificates may cause the underlying assets of the trust to be deemed assets of that plan. Section 2510.3-101 of the Department of Labor regulations provides that when a plan acquires an equity interest in an entity, the assets of that plan include both that equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. An equity interest is defined in these regulations as an interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. [Discuss any exception that might apply] [Except as set forth in the following sentences, plans [can generally][cannot] purchase the [notes and] certificates. The class _____ [notes and] certificates [and specify others] may be eligible for purchase by plans. The class _____ [notes and] certificates are not expected to be eligible for purchase by plans.] [Although there is no authority directly on point, it is anticipated that the class _____ notes should be treated under local law as indebtedness without any substantial equity features for purposes of the Department of Labor regulations.]

If the assets included in the trust are plan assets, then any party exercising management or discretionary control regarding those assets, such as the trustee, or affiliates of any of these parties, may be deemed to be a fiduciary with respect to the investing plan and subject to the fiduciary responsibility provisions of

ERISA. If the assets included in the trust are plan assets, then the operation of the trust may involve prohibited transactions under ERISA or the Internal Revenue Code.

In addition, the acquisition or holding of certificates by or on behalf of a plan could give rise to a prohibited transaction if the depositor, the underwriter, the trustee or any related sub-servicer, tax administrator or manager, or one of their affiliates, is or becomes a party in interest or disqualified person with respect to an investing plan. Plans maintained or contributed to by the depositor, underwriter, trustee, and the trustee of the underlying securities, or any of their affiliates, should not acquire or hold any certificate.

If you are the fiduciary of a plan, you should consult your counsel before purchasing any certificates.

PROHIBITED TRANSACTION EXEMPTIONS

If you are a plan fiduciary, then, in connection with your decision of whether to purchase any of the certificates on behalf of a plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the Department of Labor:

- Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving plans and broker-dealers, reporting dealers and banks;

- Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and parties in interest or disqualified persons;

- Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and parties in interest or disqualified persons;

- Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of a plan by a "qualified professional asset manager;"

- Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general accounts and parties in interest or disqualified persons; and

- Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of a plan by an "in-house asset manager."

We cannot provide any assurance that any of these class exemptions will apply with respect to any particular investment by or on behalf of a plan in any class of certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment.

SERVICES OF THE TRUSTEES

[The custodial and other services rendered by the trustee and the trustee of the underlying securities might be exempt pursuant to section 408(b)(2) of ERISA and section 4975(d)(2) of the Internal Revenue Code, which exempt services necessary for the establishment or operation of a plan under a reasonable contract or arrangement and for which no more than reasonable compensation is paid. An arrangement would not be treated as reasonable unless it can be terminated upon reasonably short notice under the circumstances without penalty. The trustees may each be terminated upon 60 days prior notice and the approval of more than 66 2/3% of the aggregate [beneficial interest] [certificate principal balance] of certificates. The depositor believes the compensation of the trustees is reasonable under the circumstances. The statutory exemption for services noted above does not provide exemptive relief from prohibited transactions described in section 406(b) of ERISA or section 4975(c)(1)(E) or (F) of the Internal Revenue Code. In that regard, a fiduciary with respect to a plan should consider whether a sale of a portion of the underlying securities by the trust to [UBS Warburg LLC] [UBS Paine Webber Inc.] or its affiliates might constitute a non-exempt prohibited transaction by reason of the relationship between the trust and any such purchaser, notwithstanding the sale procedure to accept the highest bid submitted and the certification of the highest bid and identity of bidders to the trustee, or the possibility that the trust may not solicit [UBS Warburg LLC] [UBS Paine Webber Inc.] and its affiliates to avoid the possibility of a non-exempt prohibited transaction. The trust shall, prior to any sale of underlying securities to [UBS Warburg LLC] [UBS Paine Webber Inc.] or any of its affiliates, certify in writing to the trustee that any such purchaser submitted the highest of at least three bids and shall identify the other bidders.][For use when the related trust holds only one asset.]

INSURANCE COMPANY GENERAL ACCOUNTS

Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not plan assets. A Department of Labor regulation issued under section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a plan on or before December 31, 1998, which general account assets are plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be plan assets.

Any assets of an insurance company general account which support insurance policies issued to a plan after December 31, 1998, or issued to a plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under section 401(c) of ERISA, may be treated as plan assets. In addition, because section 401(c) of ERISA and the regulation issued under section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as plan assets, invested in the separate account. If you are an insurance company contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of section 401(c) of ERISA.

CONSULTATION WITH COUNSEL

If you are a fiduciary for a plan and you intend to purchase notes or certificates on behalf of or with assets of that plan, you should consider your general fiduciary obligations under ERISA and consult with your legal counsel as to the potential applicability of ERISA and the Internal Revenue Code to that investment and the availability of any prohibited transaction exemption in connection with that investment.

By acquiring and holding a [note] [or] [certificate], a plan shall be deemed to have represented and warranted to the depositor, the trustee, and the underwriter that the acquisition and holding of a [note] [or] [certificate] does not involve a non-exempt prohibited transaction with respect to the plan, including with respect to the activities of the trust.

SUPPLEMENTAL PLAN OF DISTRIBUTION

Subject to the terms and conditions set forth in the underwriting agreement, dated as of ____________, 200__ (the "underwriting agreement"), the depositor has agreed to sell and [UBS Warburg LLC] [UBS PaineWebber Inc.][, an affiliate of the depositor] [each of the underwriters named below, including [UBS Warburg LLC] [UBS PaineWebber Inc.][, an affiliate of the depositor] (the "underwriter[s]")[,] has [severally] agreed to purchase, the [notes] [certificates] [principal [or notional] amount of each class of [notes] [certificates] set forth below opposite its name].

                            CLASS __           CLASS __        CLASS __
                         CERTIFICATES        CERTIFICATES       NOTES
[UBS Warburg LLC]
[UBS PaineWebber
    Inc.]                  $ ______              $ ______       $ ______
Total                        ______                ______         ______

[[UBS Warburg LLC] [UBS PaineWebber Inc.] has] [The several underwriters have] agreed, subject to the terms and conditions set forth in the underwriting agreement, to purchase all notes and certificates offered by this prospectus supplement if any of the notes [and] [or] certificates are purchased. [In the event of default by any underwriter, the underwriting agreement provides that, in some circumstances, the purchase commitments of non-defaulting underwriters may be increased or the underwriting agreement may be terminated.]

The depositor has been advised by the underwriter[s] that [it] [they] propose[s] to offer the notes and certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriter[s] may effect these transactions by selling notes and certificates to or through dealers and the dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter[s] and any purchasers of notes and certificates for whom they may act as agents. The underwriter[s] and any dealers that participate with the underwriter[s] in the distribution of notes and certificates may be deemed to be underwriters, and any profit on the resale of certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act.

[The underwriting agreement provides that the depositor will indemnify the underwriter[s] against specified civil liabilities, including liabilities under the Securities Act, or will contribute to payments the underwriter[s] may be required to make in respect thereof.]

In the future [UBS Warburg LLC,] [UBS PaineWebber Inc.] or one or more of [its] [their] affiliates may repurchase and resell the offered notes and certificates in secondary market transactions, with resales being made at prices related to prevailing market prices at the time of resale or at negotiated prices. However, neither [UBS Warburg LLC,] [UBS PaineWebber Inc.] nor any other affiliate of the depositor is obligated to make a secondary market in the notes and certificates, or to continue secondary market activities once started. No assurance can be given as to the liquidity or trading market for the notes and certificates. For more information about the plan of distribution, see "Plan of Distribution" in the attached prospectus.

RATINGS

It is a condition to the issuance of the notes and certificates that the [notes be rated not lower than [specify ratings applicable to each class], and] the certificates be rated not lower than [specify ratings applicable to each class] by [Standard & Poor's Ratings Services ("Standard & Poor's")] [ Moody's Investors Service, Inc. ("Moody's")] and [Fitch Inc. ("Fitch")] (the "rating [agency] [agencies]"). The ratings address the likelihood of the receipt by note and certificate holders of payments required under the trust agreement and the indenture, and are based primarily on the credit quality of the underlying securities, the other trust assets and any providers of credit support, as well as on the relative priorities of each class of the notes and certificates with respect to collections and losses with respect to the trust assets. The rating on the notes and certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on, or extensions of the maturity of, the trust assets, the corresponding effect on yield to investors, or whether investors in the class ______ [notes and] certificates [specify class with notional amount] may fail to recover fully their initial investment.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating. We cannot assure you that the rating will not be lowered or withdrawn entirely by the rating agency in the future, which may adversely affect the value of your certificates.

The depositor has not requested a rating on the notes and certificates by any rating agency other than the rating [agency] [agencies]. However, there can be no assurance as to whether any other rating agency will rate the notes and certificates, or, if it does, what rating would be assigned by any other rating agency. A rating on the notes and certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the notes and certificates by the rating [agency] [agencies].


LEGAL OPINIONS

The validity of the certificates and the notes and their federal income tax status have been passed upon for the depositor and the trust by Sidley Austin Brown & Wood, New York, New York.

INDEX OF DEFINED TERMS

The following is an index of defined terms used in this prospectus supplement and the page where each definition appears.

Defined Terms                                                             Page

AID-guaranteed securities............................................S-6, S-37
AID-guaranteed underlying securities......................................S-36
Allowable expense amounts.................................................S-48
Appropriations Acts.......................................................S-36
Call premium percentage...................................................S-48
capital assets............................................................S-54
cash collateral guaranty..................................................S-40
certificates..............................................................S-3
clearing agency...........................................................S-46
closing date.............................................S-9, S-10, S-17, S-18
credit support provider payments..........................................S-47 credit support providers..................................................S-47
cut-off date........................................................S-38, S-39
ERISA.....................................................................S-15
extraordinary trust expense...............................................S-49
Fannie Mae................................................................S-32
Finance charge receivables................................................S-43
FIRRE Act.................................................................S-34
Fitch.....................................................................S-64
foreign government........................................................S-28
Freddie Mac...............................................................S-32
Funding Corporation.......................................................S-35
GTC notes.................................................................S-35
GTCs.................................................................S-6, S-35
housing program...........................................................S-37
insurer...................................................................S-44
investment program........................................................S-37
IRS.................................................................S-26, S-57
Moody's...................................................................S-64
notes.....................................................................S-4
other trust assets........................................................S-13
plan......................................................................S-15
plans.....................................................................S-60
Principal receivables.....................................................S-43
rating [agency] [agencies]................................................S-64
realized losses...........................................................S-12
reserve account...........................................................S-44
Sallie Mae................................................................S-33
Securities Exchange Act...................................................S-30
security owner............................................................S-46
special distribution date.................................................S-11 specified currency...................................................S-4, S-5
Standard & Poor's.........................................................S-64
systemwide debt securities................................................S-35
TVA Act...................................................................S-34
underlying securities accumulation period.................................S-41 underlying securities agreement...........................................S-7 underlying securities payment date........................................S-11 underlying securities registration statement..............................S-41
underwriter[s]............................................................S-63
underwriting agreement....................................................S-63
United States persons.....................................................S-54

                                  [BACK COVER]

Until ______, all dealers effecting transactions in the notes and certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   Subject to Completion, Dated ______, 2001

PROSPECTUS
                       CORPORATE ASSET BACKED CORPORATION
                                    DEPOSITOR
                                   $1,000,000
                             NOTES AND CERTIFICATES
                              (ISSUABLE IN SERIES)

YOU SHOULD FULLY REVIEW
THE RISK FACTORS ON PAGE 4
OF THIS PROSPECTUS PRIOR TO
INVESTING IN THE NOTES AND
CERTIFICATES.

The notes or certificates    EACH TRUST
will not be insured or                      -   may periodically issue notes and certificates in one or more series with one or
guaranteed by the Federal                       more classes.
Deposit Insurance            EACH TRUST
Corporation or any other                    -   will own a publicly tradable, fixed-income debt security or a pool of such debt
government agency, unless                       securities; and
otherwise specified in the                  -   will own other assets described in this prospectus and in the attached prospectus
applicable prospectus                           supplement.
supplement.                  THE NOTES
                                            -   will be secured by the trust assets; and
                                            -   will be paid only from the trust assets.

We will describe the         THE CERTIFICATES
specific terms of your                      -   will represent undivided beneficial ownership interests in the trust assets, and
notes and certificates,                         will be paid only from the trust assets.
and of any other classes
of securities that are       THE NOTES AND CERTIFICATES
included in the same
series, in a prospectus                     -   will be denominated in U.S. dollars or in one or more other currencies, and any
supplement that will be                         payments to certificate holders may be payable in U.S. dollars or in one or more
attached to this                                other currencies; and
prospectus.
                                            -   will be issued as part of a designated series that may include one or more classes of notes and certificates.

                             THE NOTE AND CERTIFICATE HOLDERS

                                            -   will receive interest, principal and other payments from the assets deposited into the trust.

This prospectus may be used to offer and sell any series of notes and certificates only if accompanied by the prospectus supplement for that series.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE NOTES AND CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UBS WARBURG                                                UBS PAINEWEBBER INC.


                    The date of this prospectus is ______, 2001.

Table Of Contents

Important Notice ..............................1
Where You Can Find More Information............2
Incorporation of Documents By Reference........2
Reports to Holders of Notes and Certificates...2
Risk Factors...................................4
The Depositor..................................7
Use of Proceeds................................7
Formation of the Trusts........................7
Description of the Notes and Certificates......9
    Nature of the Notes and Certificates.......10
    Terms Specified in the Prospectus
       Supplement..............................10
    Distributions..............................12
    Interest on the Notes and Certificates.....13
    Fixed Rate Notes and Certificates..........13
    Floating Rate Notes and Certificates.......13
    Stripped Notes and Certificates............15
    Principal of the Notes and Certificates....15
    Foreign Currency Notes and Certificates....16
    Indexed Notes and Certificates ............16
    Multi-Currency Notes and Certificates......16
    Put Option.................................17
    Transfers and Exchanges....................17
    Global Securities..........................17
Maturity and Yield Considerations..............19
Description of the Trust Assets Including
    Credit Support ............................20
    Underlying Securities......................20
    Private Sector Securities..................21
    Domestic Government Securities.............22
    Foreign Government Securities..............23
    Multilateral Bank Issuers..................23
    Principal Economic Terms of Underlying
    Securities ................................23
    Publicly Available Information.............24
    Other Trust Assets.........................24
    Swaps, Caps, Floors, Options, Forward
       Contracts and Credit Derivatives........25
    Credit Support.............................26
    Collections................................28
Description of the Indenture...................29
    Certain Covenants..........................29
    Modification of the Indenture..............29
    Indenture Trustee's Compensation;
       Payment of Expenses.....................31
    Remedies of Note Holders...................31
    Reports to Note Holders....................32
    Authentication and Delivery of Notes.......33
    Satisfaction and Termination
       of the Indenture........................33
    Annual Compliance Statements...............33
    Pass Through of Voting Rights..............34
    List of Note Holders.......................34
    Meetings of Note Holders...................34
    Indenture Trustee's Annual Report..........34
    The Indenture Trustee......................35
Description of the Trust Agreement.............35
    Assignment of Trust Assets.................35
    Collection and Other Administrative
       Procedures..............................35
    Realization upon Defaulted Trust Assets....36
    Retained Interest..........................36
    Trustee's Compensation; Payment
       of Expenses.............................36
    Matters Regarding the Trustee..............36
    Remedies of Certificate Holders............37
    Modification and Waiver....................37
    Reports to Certificate Holders; Notices....38
    Evidence as to Compliance..................39
    Replacement Certificates...................40
    Termination................................40
    Duties of the Trustee......................40
    The Trustee................................40
Currency Risks.................................41
    Exchange Rates and Exchange Controls.......41
    Payment Currency...........................42
    Foreign Currency Judgments.................42
United States Federal Income Tax
     Consequences..............................43
Certain ERISA Considerations...................43
Plan of Distribution...........................44
Legal Opinions.................................46
Index of Defined Terms.........................47


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Important Notice about Information Presented in this Prospectus and the Attached
Prospectus Supplement

We provide information to you about the notes and certificates in two separate documents that provide progressively more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of notes and certificates, including your series, and (b) the attached prospectus supplement, which will describe the specific terms of your series of notes and certificates, including:

         -        the series designation and aggregate principal amount;

         - the number of classes of the series and, with respect to each class of the series, the designation, aggregate principal amount or, if applicable, notional amount and authorized denominations of the notes and the certificates;

         - the type, characteristics and specifications of the securities deposited into the trust (the "underlying securities") and any other ancillary assets deposited into the trust (the "other trust assets," and together with the underlying securities, the "trust assets");

         -        any credit support for the series or a class;

         - the relative rights and priority of payments of each class, including the method and priority for allocating collections from the trust assets to the note and certificate holders of each class;

         -        the name of the trustee for the series;

         - the note interest rate and the pass-through rate (each as defined below) or the method of calculating them;

         - the dates (each, a "distribution date") on which distributions of principal, premium, if any, and interest will be made;

         -        the date of issue;

         -        the final scheduled distribution date, if applicable;

         -        the offering price;

         - the currency or currencies in which the principal, premium, if any, and any interest are distributable; and

         - any provisions for exchanging the notes and certificates for other assets, whether mandatory or optional, any provisions for redemption of the notes and certificates and any other specific terms of the notes and the certificates of each series or class.

See "Description of the Notes and Certificates -- Terms Specified in the Prospectus Supplement" for a listing of other items that may be specified in the applicable prospectus supplement.


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If the descriptions of the terms of a particular series of notes or certificates in this prospectus differ from those in the applicable prospectus supplement, you should rely on the description in the prospectus supplement.

You should rely only on the information provided in this prospectus and the attached prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the notes and certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus as of any date other than the date stated on its cover.

We include cross-references in this prospectus and in the attached prospectus supplement to captions in these materials where you can find further related discussions. The table of contents in each document provides the pages on which these captions are located.


Where You Can Find More Information

Each separate trust created by Corporate Asset Backed Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and we file reports and other information with the SEC. You may read and copy any reports, statements and other information we file at the SEC's public reference rooms in Washington, D.C. at the SEC's principal offices at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You can request copies of these documents, upon payment of a copying fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference rooms. The SEC maintains a website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC. We do not intend to send any financial reports to note and certificate holders.

We filed a registration statement on Form S-3 relating to the notes and certificates with the SEC. This prospectus is part of the registration statement, but the registration statement includes additional information.


Incorporation of Documents By Reference

The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. You should read the applicable prospectus supplement to find out what information has been incorporated by reference to other documents.


Reports to Holders of Notes and Certificates

On each distribution date, the trustee will prepare unaudited reports containing information concerning each trust. Except as otherwise specified in the applicable prospectus supplement, unless and until definitive notes and certificates (as defined below) are issued, the trustee will send these reports, on behalf of each trust, to Cede & Co., as nominee of The Depository Trust Company and registered holder of the notes and certificates. If definitive notes and certificates are issued, the trustee will send the reports to each registered holder. See "Description of the Notes and Certificates -- Global Securities" and


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"Description of the Trust Agreement -- Reports to Certificate Holders; Notices."
These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.

We will also file with the SEC, on behalf of each separate trust, periodic reports that are required under the Securities Exchange Act. These reports include Annual Reports on Form 10-K and Current Reports on Form 8-K that include basic information about transactions made by the trust, but not about the trustee or the depositor. However, the depositor's obligation to make these periodic reports is likely to be suspended by the depositor after the expiration of the year in which the notes and certificates are issued.


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Risk Factors

In connection with your investment in the notes and certificates of any series, you should consider, among other things, the following risk factors and any other risk factors in the applicable prospectus supplement.

YOUR NOTES WILL BE SECURED BY, AND YOUR CERTIFICATES WILL REPRESENT AN INTEREST IN, THE ASSETS OF THE APPLICABLE TRUST ONLY AND WILL NOT REPRESENT A RECOURSE OBLIGATION OF OR INTEREST IN THE DEPOSITOR OR ANY OF ITS AFFILIATES. THE PERFORMANCE OF THE UNDERLYING SECURITIES WILL AFFECT THE VALUE OF YOUR INVESTMENT AND YOU MAY EXPERIENCE A LOSS IF LOSSES ARE EXPERIENCED ON THE TRUST ASSETS.

Your notes will be secured by, and your certificates will represent an interest in, the assets of the applicable trust only and will not represent a recourse obligation of or interest in the depositor or any of its affiliates. The trust has no significant assets other than the underlying securities and the other trust assets. No other assets are available to make payments or distributions with respect to your notes and certificates. Neither the depositor, the trustee nor any of their affiliates is obligated to make any payments in respect of your notes and certificates if the underlying securities and the other trust assets are insufficient. Consequently, if losses are experienced on the underlying securities and the other trust assets, you may experience a loss on your investment. Accordingly, you are strongly encouraged to obtain as much information about the underlying securities as you would if you were investing directly in the underlying securities. The applicable prospectus supplement will provide the basic terms of the underlying securities and will refer you to publicly available information about the issuers of the underlying securities.

YOUR ABILITY TO MAKE AN INFORMED INVESTMENT DECISION MAY BE IMPEDED IF AN UNDERLYING SECURITIES ISSUER STOPS MAKING INFORMATION ABOUT ITS FINANCIAL CONDITION AND BUSINESS PUBLICLY AVAILABLE.

In deciding whether to invest in or to sell notes or certificates, you should obtain and evaluate information about each issuer of the underlying securities as if you were investing directly in that issuer and its securities. The information that each underlying securities issuer makes available to the public is important in considering whether to invest in or sell notes and certificates. See "Description of the Underlying Securities -- Available Information" in the applicable prospectus supplement.

To the extent that an underlying securities issuer ceases to make information about itself and the underlying securities publicly available, your ability to make an informed decision to purchase or sell notes or certificates could be impeded. The depositor, the trustee, the underwriters and their affiliates (a) have not verified, and have not undertaken to verify, the accuracy, completeness or continued availability of any information by any underlying securities issuer (whether or not filed with the SEC), (b) have made no investigation of the financial condition or creditworthiness of any underlying securities issuer, and
(c) assume no responsibility for any information considered by any purchaser or potential purchaser of the notes and certificates that is not contained in this prospectus or the applicable prospectus supplement.

You should not construe the issuance of the notes and certificates as an endorsement of the financial condition or business prospects of any underlying securities issuer by the depositor, the trustee, the underwriters or any of their affiliates.


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DISTRIBUTIONS AND OTHER PAYMENTS WITH RESPECT TO YOUR NOTES AND CERTIFICATES AND
YOUR EXPECTED INVESTMENT YIELD MAY BE AFFECTED BY FACTORS SUCH AS THE
PERFORMANCE OF THE TRUST ASSETS, THE REDEMPTION OR ACCELERATION OF THE
UNDERLYING SECURITIES AND THE PRIORITY OF PAYMENTS FOR YOUR CLASS OF NOTES AND CERTIFICATES.

A number of factors may affect the timing of any distribution with respect to any series or class of notes and certificates and the yield that you realize on your investment in the notes and certificates, including:

         -        the purchase price of your notes and certificates;

         -        the performance of the related trust assets;

         - the repurchase of the underlying securities by the issuer of the underlying securities;

         - whether the maturity of your notes and certificates is shortened as a result of any early redemption or repayment; and

         - the manner and priority in which collections from the underlying securities and any other trust assets are allocated to each class of the series.

Neither the depositor nor the trustee can predict if or when a redemption of the underlying securities will occur. If the notes or the certificates are prepaid, your investment in the notes or the certificates and the underlying securities will have a shorter average maturity. If the notes or the certificates are prepaid when prevailing market interest rates are lower than the yield on your notes or certificates, you may be unable to realize a comparable yield when you reinvest the funds that you receive from the prepayment of your notes or certificates.

A TRADING MARKET FOR YOUR NOTES AND CERTIFICATES MAY NOT DEVELOP OR CONTINUE; THUS IT MAY BE DIFFICULT TO RESELL YOUR NOTES AND CERTIFICATES.

Prior to the issuance of any series or class of notes and certificates there will not be a public market for those securities. The underwriter may assist in resales of the notes and certificates, but it is not obligated to do so. A trading market for the notes and certificates may not develop. Even if a secondary market does develop, it may not continue or be sufficiently liquid to allow you to resell your notes and certificates, and you may experience a loss on your investment.

THE TRUST WILL NOT ACTIVELY MANAGE THE UNDERLYING SECURITIES TO AVOID ADVERSE EVENTS.

Except as described in this prospectus and the applicable prospectus supplement, the trust will not dispose of any underlying securities or other trust assets, regardless of adverse events, financial or otherwise, that may affect the value of the underlying securities or the underlying securities issuer. If there is a payment default on any underlying security or any other default that may result in the acceleration of the underlying security, the trust will only dispose of or otherwise deal with the defaulted underlying security in the manner provided in the trust agreement. If provided in the applicable prospectus supplement, if a payment default on or acceleration of an underlying security occurs, the trust agreement may provide that the trust will sell or distribute the underlying security notwithstanding market conditions at the time, and the trustee will not have discretion to do otherwise. This sale or distribution may result in greater losses than might occur if the trust continued to hold the underlying security.


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 THE INDENTURE AND THE TRUST AGREEMENT MAY BE AMENDED WITHOUT YOUR CONSENT.

The indenture that governs the terms of the notes and the trust agreement that governs the terms of the certificates may be amended or modified by the issuer and the indenture trustee and by depositor and the trustee, respectively, without your consent upon compliance with the conditions specified in the indenture and the trust agreement. For example, the indenture or trust agreement may be modified or amended in a way that materially adversely affects the notes or the certificates if holders of notes or certificates evidencing not less than the required percentage of votes specified in the indenture or the trust agreement consent to the modification or amendment. See "Description of the Indenture -- Modification of the Indenture" and "Description of the Trust Agreement -- Modification and Waiver" in this prospectus.


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The Depositor

Corporate Asset Backed Corporation was incorporated in the State of Delaware on November 22, 1993, as a wholly-owned limited purpose subsidiary of Paine Webber Group Inc., and is now a wholly-owned subsidiary of UBS Americas Inc., successor by merger to Paine Webber Group Inc. The depositor will not engage in any business or activities other than creating trusts for the purpose of issuing and selling securities, representing indebtedness of, or ownership interests in, the trusts, from time to time, and acquiring, owning, holding, pledging and transferring assets (including the underlying securities and other trust assets) in connection with the creation of a trust and in related activities. The depositor does not have, nor is it expected to have, any significant assets.

The principal executive office of the depositor is located at 400 West Main Street, Suite 338, Babylon, New York 11702 (Telephone: (631) 587-4700).


Use of Proceeds

Unless otherwise specified in the applicable prospectus supplement, the net proceeds received from the sale of each series or class of notes and certificates will be used by the depositor to purchase the related trust assets and to obtain or establish any credit support, including, if specified in the applicable prospectus supplement, making required deposits into a reserve or other account for the benefit of the note and certificate holders of such series or class. Any remaining net proceeds will be used by the depositor for general corporate purposes.


Formation of the Trusts

A separate trust will be created to issue each series of notes and trust certificates. Each trust will be a New York common law trust, a Delaware business trust, or a trust governed by the law of a jurisdiction specified in the applicable prospectus supplement. The depositor will assign the trust assets for each series of certificates to the trustee named in the applicable prospectus supplement, in its capacity as trustee, for the benefit of the holders of that series of certificates, and will pledge the trust assets for each series of notes to the indenture trustee named in the applicable indenture, for the benefit of the holders of that series of notes. See "Description of the Indenture -- Indenture Trustee's Compensation; Payment of Expenses" and "Description of the Trust Agreement -- Assignment of Trust Assets." The indenture trustee or trustee named in the applicable prospectus supplement will administer the trust assets pursuant to, respectively, an indenture or a trust agreement, and will receive a fee for its services. See "Description of the Trust Agreement -- Collection and Other Administrative Procedures" and "-- Trustee's Compensation; Payment of Expenses." The trustee will establish a certificate account to hold any funds or other property of the trust. See "Description of the Trust Assets, Including Credit Support -- Collections."

The trustee will make payments or distributions with respect to the notes and certificates only out of the proceeds of the trust assets. The depositor and its affiliates will have no obligation to make any other payments or distributions with respect to the notes and certificates.

Unless otherwise provided in the applicable prospectus supplement, the trust assets of each trust will consist of:


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

         - underlying securities, contributed to the trust by the depositor, excluding any interest in such securities (the "retained interest") retained by the depositor or any previous owner;

         - any credit support specified in the applicable prospectus supplement, as described in that prospectus supplement and in this prospectus under "Description of Trust Assets, Including Credit Support -- Credit Support;" and

         - any rights arising out of the underlying securities, the other trust assets and all proceeds on the underlying securities and the other trust assets.


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Description of the Notes and Certificates

The notes are debt instruments secured by the assets and rights held by the issuer (as defined below). The certificates are "pass-through" securities that represent equity ownership interests in the assets and rights held by the issuer. All proceeds of the assets and rights will be "passed through" to certificate holders and used to make principal and interest payments on the notes to the note holders. The depositor will arrange for the offering of the notes and certificates by each trust, and will either sell the trust assets to the trust, or will arrange for the trust to acquire the trust assets directly, in each case, in exchange for the proceeds of the issuance. The depositor will also arrange for contractual credit support, if any.

Generally, each trust will hold one or more kinds of bonds, notes or other fixed-income securities. In some cases, a trust may be the beneficiary of a guarantee, letter of credit or other instrument that is intended to protect the holders of notes and certificates from some or all of any losses that may be experienced on the underlying securities. A trust may also enter into swaps, options or other derivatives that result in the trust paying or receiving a fixed or floating interest rate, payments linked to changes in the value of different types of securities, or other payments.

Each trust may issue one or more classes of notes and certificates. The notes and the certificates will represent the right of their holders to receive distributions of the proceeds of the trust assets, including any credit support. If there is only one class of notes and certificates, then the rights of the certificate holders will be junior to the rights of the note holders, and first, all of the notes and, second, all of the certificates, will share equally in the proceeds of the trust assets, including any credit support. If there is more than one class, then holders of each class of notes and certificates will have different rights. These differences may relate to the order in which holders are paid, the way in which income, losses and repayments of principal are allocated to the different classes, or other rights of the holders.

The certificates are not debt instruments. The trust will pass through to the holder of a certificate whatever portion of proceeds of the trust assets, including any credit support, that the holder is entitled to under his or her certificate. If losses are experienced on the trust assets - for example, if the issuer of an underlying security does not pay what it owes to the trust, or a provider of contractual credit support does not make any payment it is required to make - then the trust will not be able to pass through the relevant payments to the holders. If a trust issues only one class of certificates, then all the holders will share these losses equally. If it issues more than one class, then the losses may be allocated differently among the classes.

Because the certificates represent equity ownership interests in the trust, and not debt instruments that are obligations of the trust, they technically do not have a principal amount or bear interest. However, because the distributions on the certificates primarily represent distributions of principal and interest on trust assets that are debt instruments, for convenience, we will generally designate distributions that represent a return of your initial investment as "principal," and we will designate distributions that represent the yield on your investment as "interest," in accordance with customary market practice.

Each series of notes will be issued pursuant to a separate indenture between a trust and the indenture trustee named in the applicable prospectus supplement. A form of indenture is attached as an exhibit to the registration statement. The provisions of the indenture may vary depending upon the nature of the notes to be issued, the nature of the trust assets and any credit support.

Each series of certificates will be issued pursuant to a separate trust agreement between the depositor and the trustee named in the applicable prospectus supplement. A form of trust agreement is attached as an exhibit to the registration statement. The provisions of the trust agreement relating to a particular


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

prospectus supplement may vary depending upon the nature of the certificates to be issued, the nature of the trust assets and any credit support.

The following summaries describe provisions of the indenture and the trust agreement that may be applicable to a series of notes and certificates. The applicable prospectus supplement for a series of notes and certificates will describe any provision of the indenture or the trust agreement that materially differs from the description contained in this prospectus. The following summaries are not complete and are subject to the detailed provisions of the forms of indenture or trust agreement, which should be reviewed for a full understanding of the indenture or the trust agreement, and for other information regarding the notes and certificates. When we discuss any series, the terms "note" and "certificate" refers to all the notes and certificates of that series, whether or not we are offering those notes and certificates, unless the context otherwise requires.

A copy of the trust agreement or the indenture for each series in the form executed by the depositor and the trustee or indenture trustee will be filed with the SEC by the depositor as an exhibit to a current report on Form 8-K following the issuance of the series.

NATURE OF THE NOTES AND CERTIFICATES

There is no limit on the amount of notes and certificates that may be issued under an indenture or a trust agreement. An indenture or a trust agreement may provide that notes or certificates will be issued in multiple classes. The series or classes of certificates to be issued under a trust agreement will represent the entire beneficial ownership interest in that trust, and each class will be allocated a specified priority to receive collections from, and a specified percentage ownership interest of the assets deposited in, the trust, all as identified and described in the applicable prospectus supplement. The certificates represent the right to receive distributions in respect of the principal amount of the certificate and interest payments at the specified pass-through rate. The distributions will be made out of, and will be limited to, the proceeds of the trust assets. See "Description of the Trust Assets Including Credit Support -- Collections." The series or classes of notes that are issued under an indenture will represent indebtedness of the applicable trust that is secured by the assets of that trust, and each class will be allocated a specific priority to receive collections from the assets securing the notes, as described in the applicable prospectus supplement. The notes represent the right to receive payments in respect of the principal amount of the note and interest payments at the specified interest rate. The payments will be made out of the funds generated, and will be secured, by the trust assets.

TERMS SPECIFIED IN THE PROSPECTUS SUPPLEMENT

Each of the following terms and conditions will be described in the applicable prospectus supplement for the series or classes of notes and certificates in respect of which this prospectus and prospectus supplement are being delivered:

         -        the title of the notes and certificates;

         - the series designation of the notes and certificates and, if applicable, the number and designation of classes within the series;

         - the type, characteristics and specifications of the trust assets being deposited into the related trust by the depositor and, if any issue of underlying securities represents a significant portion of all such trust assets and any related credit support at the time of the deposit, information about the terms of each issue of underlying securities, the identity of its issuer and where you may obtain publicly available information about the issuer;


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

         - the stated or maximum aggregate principal amount or notional amount, as applicable, of each class of notes and certificates;

         - the dates on which or periods during which the series or classes may be issued (each, an "original issue date") and their offering price;

         - if applicable, the relative rights and priorities of each class, including the method for allocating collections from and losses on the trust assets to the holders of each class of notes and certificates;

         - whether the notes and certificates of the series or each class are fixed rate notes and certificates or floating rate notes and certificates and the applicable interest rate (the "note interest rate" in the case of notes, or the "pass-through rate" in the case of certificates) for each such class, including the applicable rate, if fixed (a "fixed rate"), or the method of calculating the interest rate, if variable (a "variable rate"); the date or dates from which the interest will accrue; and the applicable distribution dates on which interest, principal and premium, in each case as applicable, on the series or class will be distributable and the related record dates, if any;

         - any option of the depositor or another third party to purchase or repurchase any trust assets and the periods within which or the dates on which, and the terms and conditions upon which, an option may be exercised, in whole or in part;

         - the denominations in which the series or class will be issuable, if other than denominations of $1,000 and any integral multiple of $1,000;

         - whether the certificates of any class will be entitled to (a) principal distributions, with disproportionate, nominal or no interest distributions, or (b) interest distributions, with disproportionate, nominal or no principal distributions ("stripped certificates"), and the applicable terms of those notes and certificates;

         - whether the notes and certificates of the series or of any class within the series will be issued in the form of one or more global securities and, if so, the identity of the securities depositary, if not The Depository Trust Company, for the global security or securities;

         - if a temporary note or certificate is to be issued with respect to the series or any class within the series, whether any interest distributable on a distribution date prior to the issuance of a permanent note or certificate for the series or class will be credited to the account of the entitled persons on that distribution date;

         - if a temporary global security is to be issued with respect to the series or class, the terms upon which beneficial interests in the temporary global security may be exchanged, in whole or in part, for beneficial interests in a permanent global security or for individual definitive notes or certificates for the series or class and any terms upon which beneficial interests in a permanent global security may be exchanged for individual definitive notes or certificates for the series or class;

         - the currency in which the notes and certificates of the series or class are payable, if other than U.S. dollars (the "specified currency");


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

         - the voting rights of the series or class, including the manner of voting and the percentages required with respect to particular matters; and

         -        any other terms of the series or class.

Unless otherwise indicated in the applicable prospectus supplement, notes and certificates of each series that we are offering will be issued only as registered notes and certificates in denominations of $1,000 and any integral multiple of $1,000 and will be payable only in U.S. dollars.

DISTRIBUTIONS

Distributions allocable to principal, premium, if any, and interest on the notes and certificates of each series or class will be made in the specified currency for such notes and certificates by or on behalf of the trustee on each distribution date as specified in the applicable prospectus supplement. The amount of each distribution will be determined as of the close of business on the date specified in the applicable prospectus supplement (the "determination date").

If the specified currency for a given series or class is other than U.S. dollars, the trustee will (unless otherwise specified in the applicable prospectus supplement) arrange to convert all payments in respect of each note and certificate into U.S. dollars in the manner described under " -- Foreign Currency Certificates" below. However, the holder of a note or certificate of a given series or class denominated in a specified currency other than U.S. dollars may elect to receive all distributions in respect of the note or certificate in the specified currency by delivering a written notice to the trustee for the series not later than fifteen calendar days prior to the applicable distribution date, except under the circumstances described under "Currency Risks -- Payment Currency" below. Each election will remain in effect until revoked by written notice to the trustee, as long as the trustee receives the notice not later than fifteen calendar days prior to the applicable distribution date.

Except as provided in the following paragraph, distributions with respect to notes and certificates will be made at the corporate trust office or agency of the trustee specified in the applicable prospectus supplement. However, any amounts distributable on the final distribution date of a note or certificate will be distributed only upon surrender of the note or certificate at the corporate trust office or agency of the trustee specified in the applicable prospectus supplement.

Distributions on notes and certificates in U.S. dollars will be made, except as described below, by check mailed to the registered holders of the notes and certificates. As described under " -- Global Securities" below, distributions on notes and certificates represented by a global security will be made to the depositary or its nominee, as holder of the global securities. A holder of $10,000,000 (or the equivalent in a specified currency other than U.S. dollars) or more in aggregate principal amount of notes and certificates of a given series will be entitled to receive distributions by wire transfer of immediately available funds, but only if the trustee for the series receives appropriate wire transfer instructions in writing not later than fifteen calendar days prior to the applicable distribution date. Furthermore, any note or certificate holder that elects to receive payments in a specified currency other than U.S. dollars (as provided above), will receive those payments by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The holder of a note or certificate must provide appropriate wire transfer instructions to the trustee for the series together with the holder's election to receive payments in the specified currency.

Unless otherwise specified in the applicable prospectus supplement, "business day" with respect to any note or certificate means any day, other than a Saturday or Sunday, that is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in (1) The City of New York or


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

(2) if the specified currency for the note or certificate is other than U.S. dollars, the financial center of the country issuing the specified currency and
(b) if the note interest rate or pass-through rate for such note or certificate is based on LIBOR, a London banking day. "London banking day" with respect to any note or certificate means any day on which dealings in deposits in the specified currency of the note or certificate are transacted in the London interbank market. The record date with respect to any distribution date for a series or class of notes and certificates will be specified as in the applicable prospectus supplement.

INTEREST ON THE NOTES AND CERTIFICATES

Except for classes of stripped certificates described in the applicable prospectus supplement, each class of notes and certificates of a given series may have a different interest rate or pass-through rate, which may be a fixed or floating note interest rate or pass-through rate, as described below. Unless otherwise specified in the applicable prospectus supplement, the note interest rate or pass-through rate will be expressed as a rate per annum on a simple interest basis. In the case of stripped certificates with no or, in some cases, a nominal note or certificate principal balance, distributions of interest ("stripped interest") may be paid as described under " -- Stripped Certificates" below.

Unless otherwise specified in the applicable prospectus supplement, distributions of interest with respect to a series or class of notes and certificates that are issued between a record date and the related distribution date will be made on the next distribution date, for the period beginning on the issue date for the series or class and ending on the last day of the interest accrual period ending immediately prior to or on that distribution date.

FIXED RATE NOTES AND CERTIFICATES

Each series or class of notes and certificates with a fixed note interest rate or pass-through rate ("fixed rate notes and certificates") will bear interest on its outstanding note or certificate principal balance, from its original issue date, or from the last date to which interest has been paid, at the fixed note interest rate or pass-through rate stated in the applicable prospectus supplement until the principal amount is distributed or made available for payment. If so specified in the applicable prospectus supplement, the note interest rate or pass-through rate for a class may be subject to adjustment from time to time in response to designated changes in the rating assigned to that class or series by one or more rating agencies, in accordance with a schedule or otherwise, all as described in the prospectus supplement. Interest on each series or class of fixed rate notes and certificates will be distributed in arrears on each distribution date specified in the applicable prospectus supplement. Each distribution of interest will include interest accrued through the day specified in the applicable prospectus supplement. Interest on fixed rate notes and certificates will be computed on the basis of a 360-day year of twelve 30-day months.

FLOATING RATE NOTES AND CERTIFICATES

Each series or class of notes and certificates with a variable note interest rate or pass-through rate ("floating rate notes and certificates") will bear interest on its outstanding note or certificate principal balance from its original issue date to the first interest reset date for such series or class at the initial note interest rate or pass-through rate set forth in the applicable prospectus supplement. Thereafter, the note interest rate or pass-through rate on such series or class for each interest reset period will be determined by reference to an interest rate basis (the "base rate"), plus or minus the spread, if any, or multiplied by the spread multiplier, if any. The base rate may be the London interbank offered rate ("LIBOR"), the commercial paper rate, the Treasury rate, the Federal Funds rate, the certificate of deposit rate, or another base rate specified in the applicable prospectus supplement. The "spread" is the number of basis points specified in the applicable prospectus supplement as being applicable to the series or class. One basis point equals one one-hundredth of a percentage point. The "spread multiplier" is the percentage specified in the applicable prospectus supplement as being applicable to the series or class. If so specified in the applicable prospectus supplement, the spread or spread multiplier on a series or class of floating rate notes and certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to that series or class by one or more rating agencies, in accordance with a schedule or otherwise, all as described in the applicable prospectus supplement. The applicable prospectus supplement will specify the base rate, any spread and any spread multiplier, that are applicable to a floating rate note or certificate.

If specified in the applicable prospectus supplement, floating rate notes and certificates of a series or class may also have: (a) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable prospectus supplement ("maximum rate"), and
(b) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("minimum rate"). In addition, the note interest rate or pass-through rate applicable to floating rate notes or certificates may never be higher than the maximum rate permitted by applicable New York and United States federal law.

The depositor will appoint agents (each, a "calculation agent") to calculate note interest rates and pass-through rates on each class of floating rate notes and certificates. The applicable prospectus supplement will identify the calculation agent. All determinations of interest by the calculation agent will, in the absence of manifest error, be conclusive for all purposes and binding on the depositor, the relevant trust and the holders of floating rate notes and certificates of a given series or class.

The note interest rate and pass-through rate on each class of floating rate certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually, as specified in the applicable prospectus supplement. The period between each resetting of the note interest rate or pass-through rate on a class is called an "interest reset period" for that class, and the first day of each interest reset period is called an "interest reset date." The interest reset dates with respect to each series or class will be specified in the applicable prospectus supplement. Unless otherwise specified in the prospectus supplement, the note interest rate and pass-through rate for the ten days immediately prior to the scheduled final distribution date will be the rate in effect on the tenth day preceding such scheduled final distribution date. If an interest reset date for any class of floating rate notes and certificates would otherwise be a day that is not a business day, the interest reset date will occur on a prior or succeeding business day as specified in the applicable prospectus supplement.

Interest payable in respect of any series or class of floating rate notes and certificates will be distributed on the distribution dates specified in the applicable prospectus supplement and will be equal to the accrued interest from and including the original issue date of such series or class or the last interest reset date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following distribution date.

Accrued interest on a floating rate note or certificate will be calculated by multiplying the note or certificate principal balance by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the note interest rate or pass-through rate in effect on such day by 360, or by the actual number of days in the year, as specified in the applicable prospectus supplement. For purposes of making this calculation, the floating note interest rate or pass-through rate in effect on any interest reset date will be the applicable rate as reset on such date.

All percentages resulting from any calculation of the note interest rate or pass-through rate on a floating rate note or certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculations will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upward).

Upon the request of the holder of any floating rate note or certificate, the calculation agent will provide the note interest rate or pass-through rate then in effect and, if it has been determined, the note interest rate or pass-through rate that will become effective on the next interest reset date with respect to the floating rate note or certificate.

STRIPPED CERTIFICATES

Each class of stripped certificates will be entitled to interest in an amount described in the applicable prospectus supplement. Accrued interest on a stripped certificate with no principal balance, or a nominal principal balance, will be calculated by multiplying the notional amount specified in the applicable prospectus supplement by an accrued interest factor. The accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each day will be computed by dividing the note interest rate or pass-through rate in effect on such day by 360, or by the actual number of days in the year, as specified in the applicable prospectus supplement.

For purposes of the stripped certificates, "notional amount" means the notional principal amount specified in the applicable prospectus supplement on which interest on stripped certificates with no or, in some cases a nominal note or certificate principal balance, will be made on each distribution date. Reference to the notional amount of a class of stripped certificates does not indicate that such certificates represent the right to receive any distributions in respect of principal in such amount; rather, the term "notional amount" is used solely as a basis for calculating the amount of required distributions and determining relative voting rights, all as specified in the applicable prospectus supplement.

PRINCIPAL OF THE NOTES AND CERTIFICATES

Unless otherwise specified in the applicable prospectus supplement, each note or certificate that is not a stripped certificate will have a "note principal balance" or a "certificate principal balance" that, at any time, will equal the maximum amount of principal that the holder will be entitled to receive out of the future cash flow on the trust assets. Distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such note or certificate of the class or classes entitled to the distribution (in the manner and priority specified in the applicable prospectus supplement) until the aggregate note or certificate principal balance of the class or classes has been reduced to zero. Distributions of principal of any class of notes and certificates will be made on a pro rata basis among all the notes and certificates of that class. The outstanding note or certificate principal balance of a note or certificate of any class will be reduced to the extent of distributions of principal and, if applicable pursuant to the terms of the related series, by the amount of any net losses realized on any trust asset ("realized losses") allocated thereto as a result of the inability to collect from the issuer of the underlying securities the full amount of payments of principal due in respect of the underlying securities. The initial aggregate note and certificate principal balance of each series and each class will be specified in the applicable prospectus supplement.

Stripped certificates with no certificate principal balance will not receive distributions of principal.


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

FOREIGN CURRENCY NOTES AND CERTIFICATES

If the specified currency of any note or certificate is not U.S. dollars, the applicable prospectus supplement will specify the permissible denominations of the notes and certificates, the currency or currencies in which the principal and interest of the notes and certificates are to be paid and any other material terms and conditions applicable to the notes and certificates.

INDEXED NOTES AND CERTIFICATES

A series of notes and certificates ("indexed notes and certificates") may have principal (the "indexed principal amount") and/or interest (the "indexed interest") determined by reference to:

         - the rate of exchange between the specified currency for the note or certificate and another currency (the "indexed currency") or the difference in the prices of a specified commodity (the "indexed commodity") on different dates;

         - the difference in the levels of a specified stock index (the "stock index") which may be based on U.S. or foreign stocks, on different dates; or

         - another objective price or economic measure as described in the applicable prospectus supplement.

The manner of determining the indexed principal amount or indexed interest of an indexed note or certificate, and historical and other information concerning the indexed currency, indexed commodity, stock index or other price or economic measure used in the determination, will be set forth in the applicable prospectus supplement, together with any information concerning tax consequences to the holders of such indexed notes or certificates. If notes or certificates offered to the public are issued with an indexed principal amount, the investment grade rating of the notes or certificates will address both (a) the likelihood that a note or certificate holder will receive the indexed principal amount, and (b) the likelihood that payment of the indexed principal amount will result in a return of the full amount of the note or certificate holder's investment. Notes or certificates will not be offered to the public with an investment grade rating that addresses merely the likelihood of a note or certificate holder receiving the indexed principal amount, without regard to whether receiving such amount could result in an economic loss.

Except as otherwise specified in the applicable prospectus supplement, interest on an indexed note or certificate will be payable based on the amount designated as the "face amount" of the indexed note or certificate in the applicable prospectus supplement. The applicable prospectus supplement will describe whether the "face amount" will be the principal amount of the related indexed note or certificate that would be payable upon redemption or repayment prior to the stated maturity date, the indexed principal amount of the indexed note or certificate at the time of redemption or repayment, or another amount described in the prospectus supplement.


MULTI-CURRENCY NOTES AND CERTIFICATES

Notes and certificates ("multi-currency notes and certificates") of a series or class for which payments of principal and/or interest will be made in one or more currencies may be issued, and rates of exchange will be calculated, as indicated in the notes and certificates and described in the applicable prospectus supplement. Other material terms and conditions relating to multi-currency notes and certificates will be set forth in the notes and certificates and the applicable prospectus supplement.

PUT OPTION

If specified in the applicable prospectus supplement, a holder may put notes and certificates of a given series or class to the depositor or a third party. The terms upon which a holder may put its notes and certificates (including the price) will be specified in the applicable prospectus supplement.

TRANSFERS AND EXCHANGES

Unless otherwise specified in the applicable prospectus supplement, registered notes and certificates may be transferred or exchanged for like notes and certificates of the same series and class at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to limitations provided in the applicable indenture or trust agreement, such as transfers of global notes and certificates only as a whole to nominees of the depositary, and representations and indemnities from the holders of the notes and certificates in connection with lost, destroyed or mutilated notes and certificates. Such transfers or exchanges will be made free of any service charge, but the holder must pay any tax or governmental charge payable in connection with the transfer and exchange. The depositor may purchase notes and certificates at any time and at any price in the open market or otherwise. Notes and certificates purchased by the depositor may, at the discretion of the depositor, be held, resold or surrendered to the trustee for cancellation.

Unless otherwise specified in the applicable prospectus supplement, the trustee will serve as transfer agent and registrar for the purpose of registering each series or class of notes and certificates and any transfers or exchanges of the notes and certificates.

GLOBAL SECURITIES

Unless otherwise specified in the applicable prospectus supplement, all notes and certificates of a given series or class will, upon issuance, be represented by one or more global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company ("DTC"), New York, New York, or another depositary identified in the applicable prospectus supplement (the "depositary"), and will be registered in the name of a nominee of the depositary. Global securities may be issued in either temporary or definitive form. Unless and until it is exchanged in whole or in part for the individual notes and certificates it represented (each a "definitive note" or a "definitive certificate"), a global security may not be transferred except as a whole by the depositary for the global security to a nominee of the depositary or by a nominee of the depositary to the depositary or another nominee of the depositary or by the depositary or nominee to a successor of the depositary or a nominee of the successor.

DTC has advised the depositor as follows: DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act. DTC holds securities that its participants ("direct participants") deposit with DTC. DTC also facilitates the settlement among direct participants of securities transactions, such as transfers and pledges, in deposited securities through computerized book-entry changes in direct participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is owned by a number of its direct participants and by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of

Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly ("indirect participants"). The rules applicable to DTC and its direct and indirect participants are on file with the SEC.

Upon the issuance of a global security, the depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual notes and certificates represented by the global security to the accounts of its participants. The accounts to be credited will be designated by the underwriters of the notes and certificates, or, if the notes and certificates are offered and sold directly through one or more agents, by the depositor or agents. Ownership of beneficial interests in a global security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the depositary for the global security or by participants or persons that hold through participants. The laws of some states require that some purchasers of securities take physical delivery of the securities. The limitations on the ownership of beneficial interest and these state laws may limit the market for beneficial interests in a global security.

So long as the depositary for a global security, or its nominee, is the owner of the global security, the depositary or the nominee, as the case may be, will be considered the sole holder of the individual notes and certificates represented by the global security for all purposes. Except as set forth below, owners of beneficial interests in a global security will not be entitled to have any of the individual notes and certificates represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of individual notes and certificates and will not be considered to be the holder of the notes and certificates under the trust agreement. Because the depositary can only act on behalf of its participants, the ability of a beneficial owner of any note or certificate to pledge that note or certificate to persons that do not participate in the depositary's system, or to otherwise act with respect to such note or certificate, may be limited due to the lack of a physical certificate for the note or certificate.

Distributions of principal of, and any premium and interest on individual notes and certificates represented by a global security will be made to the depositary or its nominee, as the case may be, as the holder of the global security. None of the depositor, the trustee for such notes and certificates, any paying agent or the certificate registrar for the notes and certificates will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in the global security or for maintaining, supervising or reviewing any records relating to the beneficial interests.

The depositor expects that the depositary for notes and certificates of a given class and series, upon receipt of any distribution in respect of a global security representing any of such notes and certificates, will immediately credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of the depositary. The depositor also expects that payments by participants to owners of beneficial interests in the global security held through such participants will be governed by standing instructions and customary practices and will be the responsibility of the participants.

If the depositary for notes and certificates of any series or class is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the depositor within ninety days, the depositor will issue individual definitive notes and certificates in exchange for the global securities representing the notes and certificates. In addition, the depositor may at any time and in its sole discretion determine not to have any notes and certificates of a given class represented by one or more global securities. In that event, the depositor will issue individual definitive notes and certificates of the same series or class in exchange for the global securities representing such notes and certificates. Further, if specified in the applicable prospectus supplement, an owner of a beneficial interest in a global security representing notes and certificates of the class may, on terms acceptable to the depositor and the depositary for the global security, receive individual definitive notes and certificates in exchange for the beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual definitive notes and certificates of the class represented by the global security equal in principal amount to the beneficial interest and to have such definitive notes and certificates registered in its name. Any individual definitive notes and certificates of the class will be issued in definitive form as registered notes and certificates in denominations of $1,000 and integral multiples of $1,000 or any other authorized denominations as described in the applicable prospectus supplement.

The depositor may cause notes and certificates to cease to be held in the form of a global security or may issue notes and certificates initially in non-global or definitive form. In these cases, investors may choose to hold their notes and certificates in their own names or in "street name." Notes and certificates held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those notes and certificates through an account that he or she maintains at the institution.

For notes and certificates held in street name, the depositor will recognize only those intermediary banks, brokers and other financial institutions in whose names the notes and certificates are registered as the holders of those notes and certificates and the depositor will make all payments on those notes and certificates to those institutions. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or are otherwise legally required to do so. Investors who hold notes and certificates in street name will be indirect holders of the notes and certificates.

If notes and certificates are denominated in a currency other than U.S. dollars, payments on those notes and certificates will be made in the manner described in the applicable prospectus supplement to facilitate payment in a currency other than U.S. dollars.

The applicable prospectus supplement will describe any material terms of the depositary arrangement with respect to any class or series of notes and certificates to the extent not described above.


Maturity and Yield Considerations

Each prospectus supplement will contain information with respect to the type of underlying securities deposited in the related trust, their maturities and the terms, if any, upon which the underlying securities may be subject to early redemption, early repayment or extension of maturity. Early redemption may be at the option of an underlying securities issuer or a third party or may be mandatory upon the occurrence of specified events. Generally, payment on the underlying securities may be accelerated if the issuer of the securities defaults under the terms of the securities.

The maturity and yield of any class or series of notes and certificates may be affected by optional or mandatory redemption, repayment, amortization, acceleration or extension of maturity of the underlying securities. Furthermore, early redemption, repayment or acceleration of payment on the underlying securities will reduce the weighted average life of the underlying securities and the related notes and certificates. Extension of maturity of the underlying securities will increase the weighted average life of the underlying securities and the related notes and certificates.

Tax, accounting, economic and other factors, including factors specific to the particular issuer, will influence whether an underlying securities issuer exercises a right of redemption, repurchase or extension of maturity in respect of its securities. The extent of any redemptions may be influenced by prepayments on the obligations that secure or back an issue of underlying securities. Other things being equal, if prevailing interest rates fall significantly below the interest rates on the underlying securities, the likelihood of redemption would be expected to increase. We cannot assure you, however, that a redeemable underlying security will in fact be repaid prior to its stated maturity.

Similarly, several factors influence the ability of a corporate issuer to satisfy its payment obligations, including the company's operating and financial condition, its use of debt financing, and other social, geographic, legal and economic factors. Negative developments with respect to these factors may reduce a corporate issuer's ability to make payments on the underlying securities.

If the issuer is a foreign government, many factors could affect its willingness or ability to satisfy its payment obligations, including its use of debt financing and social, geographic, legal and economic factors. If a foreign government issuer or guarantor repudiates its obligations, places a limitation or moratorium on the payment of external indebtedness, imposes any confiscatory or withholding tax or takes other similar action, payments on the underlying securities may not be made.

We cannot predict the probability of negative developments affecting any underlying security.

If the notes and certificates are purchased at a discount, their yields to maturity will be reduced by slower than expected payments on the trust assets. If the notes and certificates are purchased at a premium, faster than expected payments will reduce their yield.

If the note interest rate and pass-through rate for any series or class of notes and certificates are based on variable or adjustable interest rates, the yield to maturity of the notes and certificates will be reduced if such variable or adjustable interest rates fall. If any series or class of certificates represents an interest in a pool of underlying securities of different issuers, disproportionate principal payments on underlying securities having higher than average interest rates will reduce the yield on the certificates.

The prospectus supplement for each class or series of notes and certificates will provide additional information regarding yield and maturity considerations applicable to that class or series and the related trust assets, including the underlying securities.


Description of the Trust Assets Including Credit Support

UNDERLYING SECURITIES

The trust assets for a given series of notes and certificates will not constitute trust assets for any other series of notes and certificates. Each of the notes of each class of a given series, and each of the certificates of each class of a given series, will possess an equal and ratable interest in the trust assets for that class. The applicable prospectus supplement may, however, specify that assets constituting trust assets for a given series may be beneficially owned solely by, or deposited solely for the benefit of, one or more classes within such series. In that event, the other classes of such series will not possess any beneficial ownership interest in those specified assets.

Each certificate will represent an ownership interest, junior to the interests of the holders of notes of that same series, as specified for the series or class of certificates, in a designated publicly tradable fixed-income security or a pool of such securities (the "underlying securities"), that are purchased by the depositor (or its affiliate) in the secondary market and assigned to a trust as described in the applicable prospectus supplement. A fixed-income security is "publicly tradable" if it could be sold by the depositor without registration. The underlying securities will represent one or more of the following:

PRIVATE SECTOR SECURITIES

Private sector securities will consist of corporate securities, trust preferred securities and asset-backed securities:

         - CORPORATE SECURITIES consist of senior or subordinated debt obligations, or investment grade term preferred stock consisting of one or more of the types of securities described below. Any underlying securities that are corporate securities and that represent ten percent or more of the total underlying securities with respect to any series of notes and certificates are referred to as "concentrated underlying securities." Corporate securities may consist of:

                  - Publicly tradable fixed-income securities of one or more banks, insurance companies or other corporations or entities organized under the laws of the United States or any state, the District of Columbia or the Commonwealth of Puerto Rico that are subject to the informational requirements of the Securities Exchange Act and that file reports and other information with the SEC or (for some depository institutions) with a federal bank or thrift regulatory agency. If any of these securities is a concentrated underlying security, the depositor must reasonably believe (based on publicly available information) that the issuer is eligible to make a primary offering of common stock on Form S-3 at the time the notes and certificates are offered.

                  - Publicly tradable fixed-income securities of one or more foreign private issuers (as defined in rule 405 under the Securities Act) that are subject to the informational requirements of the Securities Exchange Act and that file reports and other information with the SEC. If any of these securities is a concentrated underlying security, the depositor must reasonably believe (based on publicly available information) that the issuer is eligible to make a primary offering of common stock on Form F-3 at the time notes and certificates are offered.

         - TRUST PREFERRED SECURITIES are publicly tradable preferred equity securities issued by one or more trusts or other special purpose legal entities established for the purpose of issuing common and preferred equity securities and investing the proceeds in subordinated debt obligations of issuers that are subject, or are wholly-owned subsidiaries of parent companies that are subject, to the informational requirements of the Securities Exchange Act and that file reports and other information with the SEC. In the case of these wholly-owned subsidiaries, the parent companies will have fully and unconditionally guaranteed those obligations on a subordinated or non-subordinated basis. If any of these trust preferred securities is a concentrated underlying security, the depositor must reasonably believe (based on publicly available information) that the issuer is eligible to make a primary offering of common stock on Form S-3 or Form F-3 at the time the notes and certificates are offered.

                  Trust preferred securities generally have economic characteristics that mirror those of the subordinated debt obligations that are the trust's principal assets. Trust preferred securities generally pay dividends at a rate approximately equal to the interest rate on the subordinated debt obligations, and these dividends and interest payments generally are due on or about the same date.

         - ASSET-BACKED SECURITIES are publicly tradable asset-backed notes or pass-through certificates issued by one or more trusts or other special purpose legal entities with at least $75,000,000 in outstanding securities held by non-affiliates. Asset-backed notes are secured by, and asset-backed pass-through certificates represent an interest in, a fixed or revolving pool of financial assets. Such financial assets will consist primarily of secured or unsecured consumer or other receivables, such as automobile loans or contracts, automobile leases, credit card receivables, home equity or other mortgage loans, trade receivables, inventory loans, equipment leases and other assets that by their terms convert into cash within a limited time period. Asset-backed notes generally are issued pursuant to indentures and asset-backed pass-through certificates generally are issued pursuant to pooling and servicing agreements or trust agreements. A separate servicing agreement typically is executed in connection with asset-backed notes. These servicing agreements, indentures, pooling and servicing agreements and trust agreements collectively are referred to as "asset-backed agreements."

DOMESTIC GOVERNMENT SECURITIES

Domestic government securities will consist of Treasury securities, GSE securities, GTCs and AID-guaranteed securities.

         - TREASURY SECURITIES are securities issued or guaranteed by the United States of America, or by any of its agencies if the full faith and credit of the United States of America is pledged for their payment.

         - GSE SECURITIES are fixed-income securities issued or guaranteed by one or more of the following U.S. government sponsored entities ("GSEs"): Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Resolution Funding Corporation, Federal Home Loan Banks (to the extent these obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority and Federal Farm Credit Banks. These securities generally are exempt from registration under the Securities Act and are not required to be registered under the Securities Exchange Act. Securities issued or guaranteed by any GSE will be included in a trust only if the organization makes publicly available its annual report including financial statements or similar financial information with respect to the organization. Unless otherwise specified in the applicable prospectus supplement, GSE securities are not guaranteed by the United States of America and do not constitute a debt or obligation of the United States of America or any of its agencies or instrumentalities other than the applicable GSE.

         - GTCs are certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC notes"), payable in U.S. dollars, of a specified foreign government, backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the U.S. government, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC notes. GTCs, together with any AID-guaranteed securities, will not account for 20% or more of the aggregate cash flows on the underlying securities for any series of notes and certificates.

         - AID-GUARANTEED SECURITIES are notes, bonds, credit facilities and other debt instruments issued by the United States Agency for International Development ("AID") that are issued or arranged by intermediary financial institutions and guaranteed in whole or in part by AID. AID guarantees are backed by the full faith and credit of the United States of America. Most AID guarantees were established under the auspices of the private sector investment program or the housing guaranty program, both administered by AID to promote sustainable economic development and public housing in developing countries. If the borrower fails to make any payment on an AID-guaranteed security on the applicable payment date, AID must pay the applicable guaranteed amount within three business days from the receipt of demand for payment by the AID-guaranteed security holders or their agent.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities are publicly tradable obligations issued or guaranteed by a foreign government, political subdivision or agency or instrumentality.

MULTILATERAL BANK ISSUERS

A trust may own obligations of one or more multilateral bank issuers. A "multilateral bank issuer" means any one of the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation, the European Bank for Reconstruction and Development, or another multilateral development bank that has a comparable volume of outstanding securities and files with the SEC comparable publicly available information, and the securities of which are exempted from registration under the Securities Act.

PRINCIPAL ECONOMIC TERMS OF UNDERLYING SECURITIES

The applicable prospectus supplement will disclose the name of each underlying securities issuer with respect to the applicable series of certificates. In addition, the applicable prospectus supplement will include a description of the following terms, as applicable, of any concentrated underlying security:

         - the title and series of the underlying securities and their aggregate principal amount, denomination and form;

         - whether the underlying securities are senior or subordinated to any other obligations of the underlying securities issuer;

         - whether the underlying securities are secured or unsecured and, if secured, the nature of any collateral;

         - the dates on which, or the range of dates within which, the principal of (and any premium on) the underlying securities will be payable;

         - the rate or rates or the method of determining the rate or rates, at which the underlying securities will bear interest, if any ("underlying securities rate"); the date or dates from which the interest will accrue ("underlying securities interest accrual periods"); and the dates on which the interest will be payable ("underlying securities payment dates");

         - the obligation, if any, of the underlying securities issuer to redeem the underlying securities pursuant to any sinking fund or analogous provisions, or the option of a holder, and the periods within which (or the dates on which), the prices at which and the terms and conditions upon which the underlying securities may be redeemed or repurchased, in whole or in part, pursuant to the obligation;

         - the periods within which (or the dates on which), the prices at which and the terms and conditions upon which the underlying securities may be redeemed, if applicable, in whole or in part, at the option of the underlying securities issuer;

         - whether the underlying securities were issued at a price lower than their principal amount;

         - if other than U.S. dollars, the foreign currency in which the underlying securities are denominated, or in which payment of the principal of and any premium or interest on the underlying securities will be made (the "underlying securities currency"), and the circumstances, if any, when the underlying currency may be changed; and

         - any rating of the underlying securities by a securities rating agency.

If a trust is comprised of a pool of underlying securities, the applicable prospectus supplement will, to the extent applicable, describe the composition of the underlying securities pool as of the cut-off date that is specified in the applicable prospectus supplement (the "cut-off date"), and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the applicable terms listed above.

PUBLICLY AVAILABLE INFORMATION

In addition to the foregoing, the applicable prospectus supplement will describe, with respect to each concentrated underlying securities issuer, the existence and type of financial reporting information that is made publicly available by the underlying securities issuer. The prospectus supplement will also disclose where and how prospective purchasers of the notes and certificates may obtain the publicly available information. This information will typically consist of the underlying securities issuer's annual report, which contains financial statements or similar financial information, and can be obtained from the SEC, if so specified in the applicable prospectus supplement, or from the office of the underlying securities issuer identified in the applicable prospectus supplement.

OTHER TRUST ASSETS

In addition to the underlying securities, the depositor may also deposit into a trust, or otherwise acquire, other assets related or incidental to the underlying securities or necessary to provide the notes and certificates with their desired economic terms. Furthermore, the trustee, on behalf of the holders of the certificates, and to the extent described in the applicable prospectus supplement, may enter into hedging contracts and other derivative agreements. All such other assets for any given series, together with the underlying securities, the trust's rights under any hedging contracts or other derivative agreements, and any assets obtained through foreclosure or settlement, are referred to as the "trust assets." The applicable prospectus supplement will, to the extent appropriate, contain disclosure with respect to the trust assets other than the underlying securities that is analogous to the disclosure provided with respect to the underlying securities.

SWAPS, CAPS, FLOORS, OPTIONS, FORWARD CONTRACTS AND CREDIT DERIVATIVES

Any derivative agreements that are included in the trust assets may include, but are not limited to, puts, calls, interest rate, currency, securities, commodity and credit swaps, total return swaps, credit default swaps, caps, floors, collars and options and structured securities with embedded derivatives. Some of the main categories of hedging contracts and derivative agreements that may be entered into by a trust are described below.

SWAPS

Swaps involve the trust's exchange with another party of their respective commitments to pay or receive amounts computed by reference to specified fixed or floating interest rates, currency rates, securities prices, yields or returns (including baskets of securities or securities indices) or commodity prices, based on a notional principal amount (that is, a reference amount with respect to which such obligations are determined). An example of a swap is an exchange of floating rate interest payments for fixed rate payments. For most types of swaps, no actual exchange of principal occurs, although currency swaps and some other types of swaps involve exchanges of the notional amount at the beginning and end of the transaction. Periodic payments in the same currency due on the same date under the same swap transaction are generally netted so that the party owing the greater aggregate amount pays the difference to the party owing the lesser aggregate amount.

CAPS AND FLOORS

To the extent that a specified rate, price, yield or return exceeds a predetermined level, the purchaser of a cap is entitled to receive payments in the amount of the excess computed by reference to a notional principal amount from the party selling the cap. To the extent that a specified rate, price, yield or return declines below a predetermined level, the purchaser of a floor is entitled to receive payments in the amount of the decline computed by reference to a notional principal amount from the party selling the floor.

OPTIONS

The purchaser of a call option is entitled to purchase the asset that is subject to the call option at the predetermined strike price. The purchaser of a put option is entitled to require the issuer of the put option to purchase the asset that is subject to the put option at a predetermined strike price. Options are sold on various securities, such as bonds, equities, currencies and commodities. Options can be structured as securities, such as warrants, or can be embedded in securities. Commodity-linked or equity-linked bonds are securities with embedded option characteristics.

FORWARD CONTRACTS

Forward contracts involve the purchase and sale of a specified security, commodity, currency or other financial instrument at a specified price and date in the future, and may be settled by physical delivery or cash payment.

CREDIT DERIVATIVES

Credit derivatives involve swap and option contracts designed to permit a party to assume or lay off credit risk on loans, debt securities or other assets ("reference assets"), or in relation to a particular reference entity or country, without being required to actually purchase or sell the reference assets. Credit derivatives may also be embedded in other instruments such as notes or warrants. Credit derivatives give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events relating to the referenced assets. If a specified credit event occurs, the trust may be entitled to receive payments from, or may be required to make payments to, the swap counterparty, generating either a loss or a gain for the trust under the credit derivative transaction on which the credit event occurred.

Under a credit default swap agreement in which the trust acts as "protection seller" for example, the trust would agree, in return for a fee, to assume the payment default or other credit risk on a security, loan or other payment obligation that is not owned by the trust (a "reference obligation"). If a payment default or other objective credit event occurs with respect to the reference obligation, the trust would suffer a loss. This would result from (a) a provision requiring the trust to pay the counterparty the difference between the face amount of the reference obligation and its then current market value as determined by independent quotations, which difference the trust would have to pay from the proceeds of the sale of liquid trust assets, (b) a provision requiring the trust to pay the face amount of the reference obligation to the counterparty in exchange for physical delivery to the trust of the reference obligation, which would then either be distributed in kind to note or certificate holders or sold (and the proceeds distributed) or (c) other provisions set forth in the applicable prospectus supplement with similar economic effect. Similarly, if so provided in the applicable prospectus supplement, a trust may enter into a put option arrangement pursuant to which the trust will agree to purchase a reference obligation for a predetermined price upon the occurrence of a payment default by, or other objective credit event with respect to, the issuer of the reference obligation, thus assuming the risk of loss on the reference obligation.

Reference obligations will be securities of the same types as the underlying securities described in this prospectus, or will be loans made to, or other payment obligations of, entities whose debt obligations are eligible to be underlying securities. The applicable prospectus supplement will include information regarding reference obligations and their issuers that is analogous to that provided with respect to underlying securities.

CREDIT SUPPORT

As specified in the applicable prospectus supplement, the trust assets for a series or class of notes and certificates may include, or the holders of any series or class may have the benefit of, credit support. Credit support may be provided by any combination of the following means or any other means described in the applicable prospectus supplement. The applicable prospectus supplement will set forth whether the trust assets include, or the holders of the series or class have the benefit of, credit support. If so, it will specify the amount, type and other relevant terms of each element of credit support with respect to any such series or class and information with respect to the obligors of each element, including financial information with respect to any obligor providing credit support for 20% or more of the aggregate principal amount of that series or class, unless the obligor is subject to the informational requirements of the Securities Exchange Act.

Any forms of credit support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to the note holders or the certificate holders, as applicable, of such class or as otherwise specified in the applicable prospectus supplement. In addition, if so provided in the applicable prospectus supplement, the obligor of any other forms of credit support may be reimbursed for amounts paid pursuant to the credit support out of amounts otherwise payable to one or more of the unsupported classes of the notes and certificates of such series.

SUBORDINATION

As discussed below under " -- Collections," the rights of the holders of a class of notes and certificates to receive collections from the trust for that series and any credit support obtained for the benefit of the holders of that class may be subordinated to the rights of the holders of one or more other classes of that series to the extent described in the applicable prospectus supplement. Subordination accordingly provides some additional credit support to holders of the more senior classes. For example, if losses are realized during a given period on the trust assets such that the collections received on the trust assets are insufficient to make all distributions on the certificates of a series, those realized losses will be allocated to the holders of the class or classes of that series that are subordinated to another class, to the extent and in the manner provided in the applicable prospectus supplement. If a series includes both notes and certificates, the certificates will generally be subordinated to the notes to the extent described in the prospectus supplement. In addition, if the applicable prospectus supplement says so, some amounts otherwise payable to holders of any class that is subordinated may instead be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under " -- Reserve Accounts" and in the applicable prospectus supplement.

LETTER OF CREDIT; FINANCIAL GUARANTY INSURANCE POLICY

The holders of any series or class may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank (a "letter of credit bank") or a financial guaranty insurance policy or policies issued by a financial guaranty insurance company (an "insurer"). In either case, the trustee or other person specified in the applicable prospectus supplement will use reasonable efforts to cause the letter of credit or the insurance policy, as the case may be, to be obtained, to be kept in full force and effect (unless coverage has been exhausted through payment of claims) and to timely pay the related fees or premiums unless, as described in the applicable prospectus supplement, the payment of such fees or premiums is otherwise provided for. The trustee or other person specified in the applicable prospectus supplement will make, or cause to be made, draws under the letter of credit or the insurance policy, as the case may be, under the circumstances and to cover the amounts specified in the applicable prospectus supplement. Any amounts otherwise available under the letter of credit or the insurance policy will be reduced to the extent of any prior unreimbursed draws. The applicable prospectus supplement will describe the manner, priority and source of funds by which any draws are to be repaid.

If specified in the applicable prospectus supplement, if the letter of credit bank or the insurer ceases to satisfy any credit rating or other applicable requirements specified in the applicable prospectus supplement, the trustee or other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit or insurance policy, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any letter of credit bank or any insurer, as applicable, will continue to satisfy such requirements or that any such substitute letter of credit, insurance policy or similar credit enhancement that provides equivalent coverage for the same cost will be available. To the extent it is not available, the credit support otherwise provided by the letter of credit or the insurance policy (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original letter of credit or insurance policy.

RESERVE ACCOUNTS

If provided in the applicable prospectus supplement, the trustee or another person specified in the prospectus supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the trustee) (a "reserve account") any combination of cash or permitted investments in specified amounts. These amounts will be applied and maintained in the manner and under the conditions specified in the prospectus supplement. In the alternative or in addition to this initial deposit, a reserve account may be funded through the application of a portion of collections received on the trust assets for the series, in the manner and priority specified in the applicable prospectus supplement. Amounts may be distributed to holders of a specified class or group of classes within the series, or may be used for other purposes, in the manner and to the extent provided in the applicable prospectus supplement. Amounts deposited in any reserve account will be invested in permitted investments by, or at the direction of, the trustee, the depositor or another person named in the applicable prospectus supplement.

COLLECTIONS

The trust agreement will establish procedures by which the trustee or another person specified in the prospectus supplement will be obligated, for the benefit of the holders of each series of notes and certificates, to administer the related trust assets, including making collections of all payments, and depositing the collections into a segregated account maintained or controlled by the applicable trustee for the benefit of that series (each a "certificate account"). The trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution.

Amounts in the certificate account will first be applied to the payment of any administrative or collection expenses and credit support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and then to the payment of amounts then due and owing on the notes and certificates of the series and classes within the series, all in the manner and according to the priorities described in the applicable prospectus supplement. The applicable prospectus supplement will specify the collection periods, if applicable, and distribution dates for a given series of notes and certificates and the particular requirements relating to the segregation and investment of collections received on the trust assets during a given collection period or on or by specified dates. There can be no assurance that amounts received from the trust assets, including any credit support obtained for the benefit of note or certificate holders for a particular series or class of notes and certificates over a specified period will be sufficient, after payment of all prior expenses and fees for that period, to pay amounts then intended to be distributed to holders of such notes and certificates. The applicable prospectus supplement will also set forth the manner and priority by which any realized loss will be allocated to the classes of any series of notes and certificates, if applicable.

The relative priorities of distributions with respect to collections from the trust assets assigned to each class of a given series of notes and certificates may permanently or temporarily change over time upon the occurrence of circumstances specified in the applicable prospectus supplement. Moreover, the applicable prospectus supplement may specify that the relative distribution priority assigned to each class of a given series for purposes of payments of some amounts, such as principal, may be different from the relative distribution priority assigned to that class for payments of other amounts, such as interest or premium.

Description of the Indenture

The following summary of material provisions of the indenture and the notes is not complete, and is qualified in its entirety by reference to the more detailed provisions of the form of indenture that is filed as an exhibit to the registration statement of which this prospectus forms a part. The applicable prospectus supplement for a series of notes will describe any applicable material provision of the indenture or the notes that is not described in the prospectus.

CERTAIN COVENANTS

The trust issuing the notes (the "issuer") may not liquidate or dissolve without the consent of the holders of at least 66 2/3% of the voting rights of each series of notes. The issuer may not consolidate or merge with or into any other entity or transfer substantially all of its properties and assets unless:

         - the holders of least 66 2/3% of the voting rights or each series of notes approve the consolidation or merger;

         - the surviving or acquiring entity, if the issuer does not survive the transaction, is organized under the laws of the United States of America or any state, and expressly assumes, in an indenture satisfactory to the indenture trustee (as defined below), the due and punctual payment of principal of and interest on all notes and the performance of every applicable covenant of the indenture that the issuer was required to perform;

         - immediately after giving effect to the transaction, no default or event of default has occurred and is continuing;

         - each rating agency rating any outstanding notes confirms to the indenture trustee that following the consumation of the transaction, the rating issued with respect to the notes is maintained notwithstanding the consummation of the transaction; and

         - the issuer sends to the indenture trustee an officer's certificate and an opinion of counsel, stating that the transaction complies with the foregoing requirements.

"Voting rights" evidenced by any note will be the portion of the voting rights of all the notes in the related series allocated in the manner described in the prospectus supplement.

The issuer may not incur, assume, have outstanding or guarantee any indebtedness except pursuant to the indenture.

MODIFICATION OF THE INDENTURE

Except as described below, with the consent of the holders of not less than a majority of the voting rights of each series or class of such series of notes affected, the indenture trustee and the issuer may amend the indenture to add, change or eliminate any provisions of the indenture relating to that series or modify the rights of the holders of the notes of that series.

Except as provided below, without the consent of the holder of each outstanding note affected an amendment to the indenture may not:

         - change any distribution date or the final scheduled distribution date, or reduce the principal amount of any note, the interest rate or the redemption price for any note, or change the provisions of the indenture relating to the application of the trust estate to payment of principal of or interest on the affected notes, or change any place of payment where, or currency in which, any affected note or any interest on any note is payable, or impair the right to sue for the enforcement of the provisions of the indenture regarding payment;

         - reduce the percentage of voting rights of the notes of the affected series or class, which consent is required for the authorization of any amendment to the indenture or for any waiver of compliance with certain provisions or defaults under the indenture and their consequences;

         - modify or alter the provisions of the indenture defining the term "outstanding";

         - permit the creation of any lien that ranks prior to or equally with the lien of the indenture with respect to any part of the property subject to the lien of the indenture or terminate the lien of the indenture on any property at any time subject to the indenture or deprive the holder of any note of the security afforded by the lien of the indenture;

         - reduce the percentage of the voting rights of the notes of any series or class that is required to direct the indenture trustee to liquidate the deposited assets for the series or class;

         - modify any of the provisions of the indenture if the modification affects the calculation of the amount of any payment of interest or principal due and payable on any note on any distribution date or to affect the rights of the holders of notes of any series or class to the benefit of any provisions for the mandatory redemption of notes of the series or class; or

         - modify the provisions of the indenture regarding any modifications of the indenture that require consent of the holders of notes, except to increase the percentage or number of holders required to consent to the modification of the indenture or to provide that additional provisions of the indenture cannot be modified or waived without the consent of the holder of each note affected by the modification.

The issuer and the indenture trustee may also amend the indenture, without obtaining the consent of the holders of any series, to cure any ambiguity or to correct or supplement any provision of the indenture which may be defective or inconsistent with any other provision, or to make or to amend any other provisions with respect to matters or questions arising under the indenture, as long as the action does not materially adversely affect the interests of the holders of the notes. These amendments may also be made without the consent of note holders to:

         -        set forth the terms of and security for additional series;

         -        evidence the succession of another person to the issuer;

         - add to the conditions, limitations and restrictions on terms of any series and to covenants of the issuer;

         -        surrender any right or power conferred on the issuer;

         - convey, transfer, assign, mortgage or pledge any property to the indenture trustee;

         - correct or amplify the description of any property subject to the lien of the indenture;

         - modify the indenture to the extent necessary to effect the indenture trustee's qualification under the Trust Indenture Act of 1939, (the "Trust Indenture Act") or comply with the requirements of the Trust Indenture Act;

         -        provide for the issuance of notes of any series;

         - make any amendment necessary or desirable to maintain the federal income tax status of the issuer; and

         - amend the provisions of the indenture relating to authentication and delivery of a series or to evidence and provide for the acceptance of appointment by a successor trustee.

INDENTURE TRUSTEE'S COMPENSATION; PAYMENT OF EXPENSES

The applicable prospectus supplement will specify the amount of the indenture trustee's compensation, and the priority of the indenture trustee's claim on collections on the trust assets for payment of its compensation with respect to a given series of notes and certificates.

To the extent specified in the applicable prospectus supplement, the issuer will reimburse the indenture trustee for its reasonable out-of-pocket expenses, including payment of the fees and disbursements of the indenture trustee's accountants and counsel, collection costs and any other expenses described in the applicable prospectus supplement.

REMEDIES OF NOTE HOLDERS

Any holder of notes of a series will have the right to institute any proceeding with respect to the applicable indenture, subject to the following conditions:

         - a holder must have given written notice of a continuing event of default with respect to the series to the indenture trustee;

         - the holders of not less than 25% of the voting rights of the series have made written request on the indenture trustee to institute the proceeding and have offered satisfactory indemnity;

         - the indenture trustee has, for 60 days after receipt of the notice, request and offer of indemnity, failed to institute the proceeding; and

         - the holders of a majority of the voting rights of the series have not given a direction inconsistent with the written request to the indenture trustee during the 60-day period. However, if the indenture trustee receives conflicting requests and indemnities from two or more groups of note holders that each represent less than a majority of the voting rights of the series, the indenture trustee may in its sole discretion determine what action to take, if any, with respect to the proceeding.


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

REPORTS TO NOTE HOLDERS; NOTICES

REPORTS TO NOTE HOLDERS

The indenture trustee will prepare and forward to each note holder on each distribution date, or as soon after each distribution date as practicable, a statement setting forth, to the extent applicable for any series, among other things:

         - the amount of the distribution to the holders of that class that is allocable to principal or any interest on the deposited assets, separately identifying the aggregate amount of any redemptions or prepayments included in the distribution;

         - the aggregate outstanding principal balance of the deposited assets as of the opening of business on the immediately following date, after giving effect to distributions allocated to principal;

         - the aggregate outstanding principal amount of the notes of the series as of the immediately following date, after giving effect to distributions allocated to principal and the payment on the distribution date;

         - in the case of floating rate securities, the note interest rate applicable to the distribution being made;

         - if applicable, the amount of any shortfall (that is, the difference between the aggregate amounts of principal and interest that note holders would have received if there were sufficient available funds to distribute and the amounts actually distributed);

         - in the case of any credit support described in the applicable prospectus supplement, the remaining amount of coverage provided by the credit support as of the close of business on the applicable distribution date;

         - in the case of any series which includes subordinated notes, the subordinated amount, if any, determined as of the related distribution date and, if the distribution of the holders of senior notes is less than their required distribution, the amount of the shortfall;

         - the amount of any withdrawal from any applicable reserve account included in amounts actually distributed to note holders and the remaining balance of the reserve account, if any, on the distribution date, after giving effect to distributions made on that date; and

         -        any other information as may be specified in the indenture.

In addition, within a reasonable period of time after the end of each calendar year, the indenture trustee must furnish to each person who at any time during the calendar year was a note holder of record a statement of: (a) the aggregate amounts reported pursuant to the first, second, fifth and ninth paragraphs listed above for the calendar year and (b) the information specified in the indenture to enable note holders to prepare their tax returns, including the amount of original issue discount accrued on the notes, if applicable. Information in the distribution date reports and annual reports provided to the note holders will not be examined and reported upon by an independent public accountant.

NOTICES

Any notice required to be given to a holder of a registered note will be mailed to DTC or to the address of such holder set forth in the applicable note register.

AUTHENTICATION AND DELIVERY OF NOTES

The issuer may from time to time deliver notes executed by it to the indenture trustee and order that the indenture trustee authenticate the notes. Upon the receipt of the notes and the order and subject to the issuer's compliance with the conditions specified in the indenture, the indenture trustee will authenticate and deliver the notes as the issuer may direct. The indenture trustee may appoint an authenticating agent for purposes of authenticating and delivering the series of notes.

SATISFACTION AND TERMINATION OF THE INDENTURE

The obligations created by the indenture for each series of notes will terminate upon:

         - delivery to the indenture trustee for cancellation of all of the notes of the series other than notes that have been mutilated, lost or stolen and have been replaced or paid and notes for which money has been deposited in trust for their full payment; or

         - delivery by the issuer to the indenture trustee of amounts required to repay all of the outstanding notes of the series either called for redemption by the issuer or becoming due and payable on the date of delivery of the required amounts or within the following year of the deposit of such amounts; and

         - payment by the issuer of all other amounts payable under the indenture with respect to the series.

ANNUAL COMPLIANCE STATEMENTS

The issuer will be required to file annually with the indenture trustee a written statement as to fulfillment of its obligations under the indenture.

If so provided in the applicable prospectus supplement, the indenture will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the indenture trustee to the effect that such firm has examined certain documents and records relating to the administration of the deposited assets during the related 12-month period and that, on the basis of accounting and auditing procedures considered appropriate under the circumstances, the firm is of the opinion that the administration was conducted in compliance with the terms of the indenture, except for the exceptions that the firm believes to be immaterial and any other exceptions that are stated in the report. In the case of the first report, the period of examination by the accounting firm will be the period ending on or before the date specified in the prospectus supplement, which date shall not be more than one year after the related original issue date.

The indenture will also provide for delivery to the issuer, on or before a specified date in each year, of an annual statement signed by two officers of the indenture trustee to the effect that the indenture trustee has fulfilled its obligations under the indenture throughout the preceding year with respect to any series of notes.


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

Copies of the annual statement of the issuer, accountants and the officers of the indenture trustee may be obtained by note holders without charge upon written request to the indenture trustee, at the address set forth in the related prospectus supplement.

PASS THROUGH OF VOTING RIGHTS

The indenture trustee must seek instructions from the note holders of a series in connection with any vote, consent or waiver required in respect of any related deposited asset. The indenture trustee must direct any action or cast any vote as the holder of the deposited asset in proportion to the aggregate outstanding principal amount of notes held by note holders of the series that takes the corresponding position. The prospectus supplement will specify whether and under what circumstances voting in these cases will be by class.

LIST OF NOTE HOLDERS

Three or more holders of a series that have each owned the notes for at least six months may, by written application to the indenture trustee, request access to the list maintained by the indenture trustee of all holders of the same series or of all notes, as specified in the request, for the purpose of communicating with other note holders with respect to their rights under the indenture. The indenture trustee may choose not to give the note holders access to the list of note holders if it wishes to mail the communication on behalf of the requesting note holders, at their expense, to all note holders. If the indenture trustee objects to the proposed mailing on the grounds that it would be contrary to the best interests of the note holders or a violation of applicable law, it may request permission from the SEC not to make the proposed mailing.

MEETINGS OF NOTE HOLDERS

The indenture trustee, the issuer or the holders of 10% in voting rights of any such series may call a meeting of note holders at any time and from time to time to:

         - give any notice to the issuer or indenture trustee, give directions to the indenture trustee, consent to the waiver of any default or event of default under the indenture;

         - remove the indenture trustee and to appoint a successor indenture trustee;

         -        consent to the execution of supplemental indentures, or

         - take any other action authorized to be taken in connection with the indenture by or on behalf of the note holders of any specified percentage of the voting rights of the notes.

INDENTURE TRUSTEE'S ANNUAL REPORT

The indenture trustee will be required to mail each year to all note holders a brief report relating to its eligibility and qualification to continue as the indenture trustee under the indenture, any amounts advanced by it under the indenture that remain unpaid on the date of the report, the amount, interest rate and maturity date of certain indebtedness owing by the issuer or any other obligor on a series to the indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee as such, any release or releases and substitution of property subject to the lien of the indenture that have not been previously reported, any additional issuance of notes not previously reported and any action taken by it that materially affects the notes and which has not been previously reported.


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

THE INDENTURE TRUSTEE

The indenture trustee will be a bank or trust company qualified under the Trust Indenture Act and named in the prospectus supplement related to a series (the "indenture trustee"). The issuer may maintain other banking relationships in the ordinary course of business with the indenture trustee. The address of the indenture trustee's corporate trust office will be either the address specified in the prospectus supplement or any other addresses as the indenture trustee may designate from time to time by notice to the note holders and the issuer. With respect to the presentment and surrender of notes for final payment of principal in the event of their retirement on any distribution date (or any redemption date, special distribution date or special redemption date) and, with respect to any other presentment and surrender of the notes and for all other purposes, notes may be presented at the corporate trust office of the indenture trustee or at the office of the issuer's paying agent, which will be specified in the prospectus supplement.


Description of the Trust Agreement

The following summary of material provisions of the trust agreement and the certificates is not complete and is qualified in its entirety by reference to the detailed provisions of the form of trust agreement filed as an exhibit to the registration statement. The applicable prospectus supplement for a series of certificates will describe any material provision of the trust agreement or the certificates that is not described in this prospectus.

ASSIGNMENT OF TRUST ASSETS

When any series of certificates is issued, the depositor will transfer the underlying securities and any other trust assets specified in the applicable prospectus supplement to the trust, or will arrange for the trust to acquire such assets directly. However, any retained interest will not be transferred to the trust. If specified in the prospectus supplement, the trustee that is specified in the related prospectus supplement (the "trustee") will, concurrently with the assignment, deliver the certificates to the depositor in exchange for the trust assets. Each trust asset will be identified in a schedule attached as an exhibit to the trust agreement and the applicable prospectus supplement. The schedule will include statistical information with respect to the pool of underlying securities, if applicable, and each other trust asset as of the cut-off date. If any underlying security represents ten percent or more of the total underlying securities with respect to any series of certificates, the schedule will include, to the extent applicable, information regarding the payment terms of the underlying security, any retained interest with respect to it, its maturity or term any, rating, if any, and other information.

COLLECTION AND OTHER ADMINISTRATIVE PROCEDURES

With respect to any series of certificates, the trustee, directly or through its agents, will make reasonable efforts to collect all scheduled payments under the trust assets and will follow, or cause to be followed, any collection procedures that it would follow with respect to comparable financial assets that it held for its own account. However, these procedures must be consistent with the trust agreement and any related instrument governing any credit support (collectively, the "credit support instruments"). Except as otherwise described in the applicable prospectus supplement, the trustee will not be required to expend or risk its own funds or to otherwise incur personal financial liability.


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

REALIZATION UPON DEFAULTED TRUST ASSETS

The trustee, on behalf of the holders of a given series, will present claims under each applicable credit support instrument, and will take such reasonable steps as necessary to receive payment or to permit recovery under those instruments with respect to defaulted trust assets.

If a defaulted trust asset is not covered by a credit support instrument, the trustee will be obligated to follow or cause to be followed normal and customary practices and procedures as it deems necessary or advisable to recover upon the defaulted trust asset. However, it will not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted trust asset are less than the sum of (a) the outstanding principal amount of the defaulted trust asset, (b) interest accrued on the asset at the applicable interest rate and (c) the aggregate amount of expenses incurred by the trustee or its agents in connection with the collection proceedings to the extent reimbursable from the assets of the trust under the trust agreement, the trust will realize a loss in the amount of the difference. The trustee will be entitled to withdraw or cause to be withdrawn from the related certificate account out of the net proceeds recovered on any defaulted trust asset, prior to the distribution of the proceeds to certificate holders, amounts representing its normal administrative compensation on the trust assets and unreimbursed administrative expenses incurred with respect to the trust assets.

RETAINED INTEREST

The prospectus supplement for a series of certificates will specify whether there will be any retained interest in the trust assets, and, if so, the owner of the interest. If there is a retained interest, the interest will be established on an asset-by-asset basis and will be specified in the applicable series supplement to the trust agreement or an exhibit to the supplement. A retained interest in a trust asset represents a specified interest in the assets. Payments in respect of the retained interest will be deducted from payments on that trust asset as received and, in general, will not become a part of the related trust. Unless otherwise provided in the applicable prospectus supplement, any partial recovery on a trust asset, after deduction of all applicable administration fees, will be allocated between any retained interest and distributions to certificate holders on a pari passu basis.

TRUSTEE'S COMPENSATION; PAYMENT OF EXPENSES

The applicable prospectus supplement will specify the amount of the trustee's compensation and the priority of the trustee's claim on collections on the trust assets for payment of its compensation with respect to a given series of certificates.

If and to the extent specified in the applicable prospectus supplement, the trustee will pay, out of its compensation, expenses it incurs in connection with its administration of the trust assets, including payment of the fees and disbursements of the independent accountants, payment of expenses incurred in connection with distributions and reports to certificate holders, and payment of any other expenses described in the applicable prospectus supplement.

MATTERS REGARDING THE TRUSTEE

The trust agreement for each series will provide that neither the trustee nor any director, officer, employee or agent of the trustee will incur any liability to the related trust or certificate holders for taking any action, or for refraining from taking any action, in good faith pursuant to the trust agreement or for errors in judgment. However, neither the trustee nor any of these other persons will be protected against any liability that would otherwise be imposed due to willful misfeasance, bad faith or negligence in the performance of their duties or reckless disregard of their obligations and duties under the trust agreement. The trust agreement may further provide that, unless otherwise provided in the applicable series supplement, the trustee and any director, officer, employee or agent of the trustee will be entitled to indemnification by the issuer and will be held harmless against any loss, liability or expense that results from any legal action relating to the trust agreement or the certificates of a series, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties or reckless disregard of obligations and duties under the trust agreement. In addition, the trust agreement will provide that the trustee will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the trust agreement or which in its opinion may involve it in any expense or liability. The trustee may, however, in its discretion, undertake any action that it deems necessary or desirable with respect to the trust agreement and the rights and duties of the parties and the interests of the certificate holders. The applicable prospectus supplement will describe how these legal expenses and costs of these actions and any resulting liability resulting will be allocated.

REMEDIES OF CERTIFICATE HOLDERS

Any holder of certificates may institute any proceeding with respect to the applicable trust agreement if the following conditions are satisfied:

         - the holder must have given the trustee written notice of breach;

         - the holders of certificates evidencing not less than the percentage specified in the applicable prospectus supplement have made a written request to the trustee to institute the proceeding in its own name as trustee and have offered to the trustee reasonable indemnity; and

         - for fifteen days the trustee must have neglected or refused to institute the requested proceeding.

The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the trust agreement or to make any investigation of related matters or to institute, conduct or defend any litigation under or in relation to the trust agreement at the request, order or direction of any of the holders of certificates covered by the trust agreement, unless the holders have offered the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the trustee.

MODIFICATION AND WAIVER

Unless otherwise specified in the applicable prospectus supplement, the trust agreement for each series of certificates may be amended by the depositor and the trustee with respect to that series, without notice to or consent of the holders of any certificates, for some purposes including:

         -        to cure any ambiguity;

         - to correct or supplement any provision in the trust agreement which may be inconsistent with any other provision in the trust agreement or in the applicable prospectus supplement;

         - to add or supplement any credit support for the benefit of any holders of certificates, except that if any such addition affects any series or class of holders differently from any other series or class of certificate holders, then the depositor must obtain an opinion of counsel stating that that the addition will not have a material adverse effect on the interests of any affected series or class of certificate holders;

         - to add to the covenants, restrictions or obligations of the depositor or the trustee for the benefit of the certificate holders;

         - to add, change or eliminate any other provisions with respect to matters or questions arising under the trust agreement, so long as (a) the addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the trust or result in a sale or exchange of any certificate for tax purposes and (b) the trustee has received written confirmation from each rating agency that has rated the certificates at the request of the depositor that the amendment will not cause the rating agency to reduce or withdraw the then current rating of the certificates; or

         -        to comply with any requirements imposed by the Internal
                  Revenue Code.

In addition, the trust agreement may also be modified or amended by the depositor and the trustee, with the consent of the holders of certificates evidencing not less than the required percentage of votes specified in the trust agreement with respect to those certificates that are materially adversely affected by the modification or amendment, to add any provision to or change or eliminate any provision of the trust agreement or to modify in any manner the rights of those certificate holders. However, if the modification or amendment would materially adversely affect the rating of any series or class by any rating agency that has rated the certificates at the request of the depositor, the required percentage of votes specified in the related series supplement to the trust agreement will be higher than it would be if the rating were not affected.

No such modification or amendment may (a) reduce in any manner the amount of, or alter the timing of, distributions or payments which are required to be made on any certificate without the consent of each holder of that certificate or (b) reduce the aforesaid required percentage of voting rights required for the consent to any such amendment without the consent of the holders of all outstanding certificates issued pursuant to the trust agreement.

Unless otherwise specified in the applicable prospectus supplement, holders of certificates evidencing not less than the required percentage specified in the trust agreement of the voting rights of a given series or class may, on behalf of all holders of that series or class, (a) waive, with respect to that series or class, compliance by the depositor or the trustee with any restrictive provision of the trust agreement before the time for compliance, and (b) waive any past default under the trust agreement with respect to certificates of that series or class, except a default in the failure to distribute amounts received as principal of and any premium or any interest on any certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each affected outstanding certificate.

REPORTS TO CERTIFICATE HOLDERS; NOTICES

REPORTS TO CERTIFICATE HOLDERS

Unless otherwise specified in the applicable prospectus supplement, with each distribution to certificate holders of any class of certificates of a given series, the trustee will forward or cause to be forwarded to each certificate holder, to the depositor and to any other parties specified in the trust agreement for that series, a statement setting forth:

         - the amount of the distribution to holders of that class allocable to principal of or any interest or premium on the certificates of that class, and the aggregate amount of unpaid interest as of that distribution date;

         - in the case of certificates with a variable pass-through rate, the pass-through rate applicable to that distribution date, as calculated in accordance with the method specified in the applicable prospectus supplement;

         - the amount of compensation received by the trustee for the period relating to that distribution date and other customary information that the trustee deems necessary or desirable to enable certificate holders to prepare their tax returns;

         - the aggregate stated principal amount or, if applicable, notional principal amount of the trust assets and the current interest rate (or weighted average interest rate) on the trust assets at the close of business on that distribution date;

         - the aggregate certificate principal balance or aggregate notional amount, if applicable, of each class of certificates (including any class of certificates not offered to the public) at the close of business on that distribution date, separately identifying any reduction in the aggregate certificate principal balance or aggregate notional amount due to the allocation of any realized losses or otherwise; and

         - as to any series or class for which credit support has been obtained, the amount of credit support available as of the close of business on that distribution date.

In the case of information furnished pursuant to the first and third paragraphs listed above, the amounts must be expressed as a U.S. dollar amount (or its equivalent in any other specified currency) per minimum denomination of certificates or for another specified portion. Within a reasonable period of time after the end of each calendar year, the trustee must furnish to each person who at any time during the calendar year was a certificate holder, a statement containing the information set forth in the first and third paragraphs listed above, aggregated for that calendar year or the applicable portion of the calendar year during which the person was a certificate holder. This obligation of the trustee will be deemed to have been satisfied to the extent that substantially comparable information has been provided by the trustee pursuant to any requirements of the Internal Revenue Code as are from time to time in effect.

NOTICES

Any notice required to be given to a holder of a registered certificate will be mailed to the DTC or to the address of such holder set forth in the applicable certificate register.

EVIDENCE AS TO COMPLIANCE

If specified in the applicable prospectus supplement, the trust agreement will provide that a firm of independent public accountants will furnish an annual statement to the trustee to the effect that the firm has examined documents and records relating to the administration of the trust assets during the related 12-month period (or, in the case of the first such report, the period beginning on the original issue date). This report will provide the firm's findings, based on these procedures, as to whether the administration was conducted in compliance with the terms of the trust agreement. The report will identify any exceptions found during the examination.

The trust agreement will also require the trustee to deliver to the depositor and the trustee, for the benefit of the certificate holders, an annual statement signed by two officers of the trustee to the effect that the trustee has fulfilled its obligations under the trust agreement throughout the preceding year with respect to the series of certificates issued pursuant to the trust agreement.

Copies of the annual accountants' statements, if any, and the statements of officers of the trustee may be obtained by certificate holders without charge upon written request to the trustee at the address provided in the applicable prospectus supplement.

REPLACEMENT CERTIFICATES

If a certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable trustee in the City and State of New York, or any other location specified in the applicable prospectus supplement, upon payment by the holder of any expenses incurred by the trustee in connection with the replacement and the furnishing of such evidence and indemnity as the trustee may require. Mutilated certificates must be surrendered before new certificates will be issued.

TERMINATION

The obligations created by the trust agreement for each series of certificates will terminate upon the payment to certificate holders of that series of all amounts held in the related certificate account and required to be paid to them pursuant to the trust agreement following the earlier of (a) the final payment or other liquidation of the last trust asset, and (b) the purchase of all the trust assets by the party entitled to do so, under the circumstances and in the manner described in the applicable prospectus supplement. In no event, however, will any trust created by the trust agreement for a series of certificates continue beyond the date specified in the applicable prospectus supplement. Written notice of termination of a trust will be provided as described above under "--Reports to Certificate Holders; Notices -- Notices," and the final distribution on the related certificates will be made only upon surrender and cancellation of the certificates at an office or agency appointed by the trustee, which will be specified in the notice of termination.

Any purchase of trust assets evidenced by a series of certificates must be made at a price specified in the applicable prospectus supplement, or determined as described in the prospectus supplement which price will not be less than the outstanding principal balance of the certificates plus any accrued interest (such price, a "purchase price"). The exercise of this right will cause the early retirement of the certificates of that series.

DUTIES OF THE TRUSTEE

The trustee will make no representations as to the validity or sufficiency of the trust agreement, the certificates of any series or any trust asset, credit support or related document. The trustee for a series is required to perform only those duties that are specifically required under the trust agreement with respect to that series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine those documents and to determine whether they conform to the applicable requirements of the trust agreement.

THE TRUSTEE

The trustee for any given series of certificates under the trust agreement will be named in the applicable prospectus supplement. The commercial bank, national banking association or trust company serving as trustee, will be unaffiliated with the depositor, but it may have normal banking relationships with the depositor and its affiliates.


Currency Risks

EXCHANGE RATES AND EXCHANGE CONTROLS

An investment in a note or certificate with a specified currency other than U.S. dollars entails significant risks. These risks include the possibility of significant changes in rates of exchange between the U.S. dollar and the specified currency and the possibility that foreign exchange controls could be imposed or modified with respect to the specified currency. These risks depend on factors over which the depositor has no control, such as economic and political events and the supply of and demand for the relevant currencies.

In recent years, rates of exchange between the U.S. dollar and some other currencies have been highly volatile, and this level of volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any note or certificate. Depreciation of the specified currency for a note or certificate against the U.S. dollar would result in a decrease in the effective yield of such note or certificate below its interest rate or pass-through rate and, in some circumstances, could result in a loss to the investor on a U.S. dollar basis.

Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a specified currency for making distributions in respect of notes and certificates denominated in that currency. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any specified currency. Even if there are no actual exchange controls, it is possible that, on a distribution date with respect to any particular note or certificate, the currency in which amounts then due to be distributed would not be available. In that event, such payments will be made in the manner set forth below under " -- Payment Currency" or as otherwise specified in the applicable prospectus supplement.

YOU SHOULD CONSULT YOUR FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN NOTES AND CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. THESE TYPES OF NOTES AND CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE NOT SOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

The information provided in this prospectus is directed to prospective purchasers of notes and certificates who are United States residents. The applicable prospectus supplement for some issuances of notes and certificates may provide information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, the notes and certificates.

Any prospectus supplement relating to notes and certificates with a specified currency other than U.S. dollars will contain information concerning the historical exchange rates for that currency against the U.S. dollar, a description of such currency, any exchange controls affecting the currency and any other relevant information about the currency.

PAYMENT CURRENCY

Except as described below, if distributions in respect of a note or certificate are required to be made in a specified currency other than U.S. dollars and the currency is unavailable due to the imposition of exchange controls or other circumstances beyond the depositor's control, or if the currency is no longer used by the government of the country that issued the currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of the note or certificate will be made in U.S. dollars until the currency is again available or used. The amounts payable on any date in the affected currency will be converted into U.S. dollars on the basis of the most recently available market exchange rate for the currency, or as otherwise indicated in the applicable prospectus supplement.

If distributions in respect of a note or certificate are required to be made in euro and the euro is no longer used in the European Union, then all distributions in respect of the note or certificate shall be made in U.S. dollars until the euro is again used. The amount of each distribution in U.S. dollars will be computed on the basis of the equivalent of the euro in U.S. dollars, determined as of the second business day prior to the date on which the distribution is to be made.

The equivalent of the euro in U.S. dollars as of any date shall be determined for the notes and certificates of any series and class by the trustee on the following basis. The component currencies of the euro for this purpose (the "components") shall be the currency amounts that were components of the euro as of the last date on which the euro was used in the European Union. The equivalent of the euro in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the components. The U.S. dollar equivalent of each of the components shall be determined by the trustee on the basis of the most recently available market exchange rates for the components or as otherwise indicated in the applicable prospectus supplement.

If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

All of these determinations will be made by the applicable trustee in its sole discretion and will, in the absence of manifest error, be conclusive for all purposes and binding on the holders of affected notes and certificates.

FOREIGN CURRENCY JUDGMENTS

Unless otherwise specified in the applicable prospectus supplement, the notes and certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the New York Judiciary Law provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree. There will be no provision for any further payments if exchange rates continue to change after the judgment is rendered.

United States Federal Income Tax Consequences

The applicable prospectus supplement for each series will contain a general discussion of the material United States federal income tax consequences of the purchase, ownership and disposition of the notes and certificates by an initial holder of notes and certificates. These consequences will depend on the terms of the notes and certificates, whether the notes are characterized as indebtedness for federal income tax purposes, whether the trust is classified as a grantor trust, as a partnership or otherwise for federal income tax purposes, and will also depend on the trust assets relating to the certificates. The indenture and trust agreement for each series will include provisions appropriate to the particulars of the transaction and to the relevant United States federal income tax classification of the notes, the trust and the related certificates.

Unless otherwise specified in the applicable prospectus supplement, it is generally anticipated that, for United States federal income tax purposes, the notes should be characterized as indebtedness, each trust will be classified as a grantor trust, and not as a partnership or as an association or publicly traded partnership taxable as a corporation, and the certificates will be treated as evidencing an undivided ownership interest in the trust assets. In addition, it is intended that the trust will likely be classified as a partnership if the Internal Revenue Service ("IRS") determines that it should not be classified as a grantor trust, and that the applicable trust agreement will provide that the trust will elect to be excluded from the provisions of the Internal Revenue Code governing the treatment of partnerships, so that the treatment of certificate holders would likely be similar whether the trust is classified as a grantor trust or a partnership.

With respect to each series of notes and certificates, the trust for that series will be provided with an opinion of Sidley Austin Brown & Wood, special federal tax counsel to the depositor and the trust, regarding the United States federal income tax classification of the notes, the trust and the certificates. However, opinions of counsel are not binding on the IRS or the courts. In addition, prospective investors in any particular series of notes and certificates should be aware that no rulings will be sought from the IRS with respect to any of the federal income tax consequences discussed in the applicable prospectus supplement, and no assurance can be given that the IRS will not take contrary positions. Accordingly, prospective investors in any particular series of notes and certificates should consult their own tax advisors to determine the federal, state, local and other tax consequences of the purchase, ownership and disposition of the notes and certificates.


Certain ERISA Considerations

Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and
section 4975 of the Internal Revenue Code impose certain restrictions on many retirement plans and other employee benefit plans and arrangements (collectively, "plans") and on persons who are "parties in interest" as defined in ERISA or "disqualified persons" as defined in section 4975 of the Internal Revenue Code with respect to those plans. ERISA imposes certain duties on persons who are considered fiduciaries of plans and also prohibits certain transactions between a plan, its fiduciaries and/or parties in interest with respect to the plan. The Internal Revenue Code imposes a tax on some types of prohibited transactions between a plan and a disqualified person with respect to the plan. Certain employee benefit plans, such as governmental plans and church plans (provided no election has been made under section 410(d) of the Internal Revenue Code), are not subject to the restrictions of ERISA or the Internal Revenue Code, and assets of these plans may be invested in each series of notes and certificates without regard to the ERISA considerations described below, subject to the provisions of applicable federal, state and local law.

Investments by plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan's investments be made in accordance with the documents governing the plan. Therefore, each plan fiduciary, before acquiring any notes or certificates, must determine that an investment in the notes or certificates satisfies these general fiduciary requirements.

Plan fiduciaries must also determine whether the acquisition and holding of any series of notes and certificates and the operations of the related trust would result in direct or indirect prohibited transactions. The purchase and holding of a note or certificate or any interest in a note or certificate by or on behalf of a plan could result in prohibited transactions and the imposition of excise taxes and civil penalties under ERISA or the Internal Revenue Code unless a Department of Labor prohibited transaction exemption applies and the conditions for the exemption are satisfied. The operations of the trust for a series of notes and certificates could similarly result in prohibited transactions if plans that purchase the notes and certificates issued by the trust are deemed to own an interest in the underlying assets of the trust. There also may be an improper delegation by the plan fiduciaries of the responsibility to manage plan assets if plans that purchase any series of notes and certificates are deemed to own an interest in the underlying assets of the related trust. The applicable prospectus supplement for each series will specify whether plans are likely to be deemed to own the underlying assets of the applicable trust. Plan fiduciaries should carefully review with their legal advisors whether the purchase or holding of a note or certificate would be a prohibited transaction or would otherwise be impermissible under ERISA or section 4975 of the Internal Revenue Code. See "ERISA Considerations" in the applicable prospectus supplement.

The Department of Labor has issued several prohibited transaction class exemptions ("PTCEs") from certain of the prohibited transaction provisions of ERISA and the Internal Revenue Code. For example, the underwriter is a broker-dealer registered under the Securities Exchange Act and customarily purchases and sells securities for its own account in the ordinary course of its business as a broker-dealer. Accordingly, the sale of certificates by the underwriter to plans may be exempt under PTCE 75-1 if the conditions of that PTCE are satisfied. Other PTCEs also may be available to the acquisition and holding of a certificate. Plan fiduciaries should consider whether a PTCE is available and whether such an exemption would cover all possible prohibited transactions. See "ERISA Considerations" in the applicable prospectus supplement.

By acquiring and holding a note or certificate, a plan will be deemed to have represented and warranted to the depositor, the trustee and the underwriter that the acquisition and holding of a note or certificate does not involve a non-exempt prohibited transaction with respect to the plan, including with respect to the activities of the related trust.


Plan of Distribution

Notes and certificates may be offered in any of three ways: (a) through underwriters or dealers; (b) directly to one or more purchasers; or (c) through agents. The applicable prospectus supplement will set forth the terms of the offering of any series of notes and certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of the notes and certificates and the proceeds to the depositor from the sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which the notes and certificates may be listed and the place and time of delivery of the notes and certificates.

If underwriters are used in the sale, notes and certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Notes and certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The managing underwriters in the United States will include either or both of UBS Warburg LLC and UBS PaineWebber Inc., which are affiliates of the depositor. Unless otherwise provided in the applicable prospectus supplement, the obligations of the underwriters to purchase the notes and certificates will be subject to conditions precedent, and the underwriters will be obligated to purchase all of the notes and certificates if any of the notes and certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Notes and certificates may also be sold through agents designated by the depositor from time to time. Any agent involved in the offer or sale of notes and certificates will be named, and any commissions payable by the depositor to such agent will be set forth, in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, any agent will act on a best efforts basis for the period of its appointment.

If indicated in the applicable prospectus supplement, the depositor will authorize agents, underwriters or dealers to solicit offers by specified institutions to purchase notes and certificates at the public offering price described in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in the prospectus supplement. These contracts will be subject only to those conditions described in the applicable prospectus supplement and the prospectus supplement will set forth the commissions payable for solicitation of the contracts.

Any underwriters, dealers or agents participating in the distribution of notes and certificates may be deemed to be underwriters and any discounts or commissions they receive on the sale or resale of notes and certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the depositor to indemnification by the depositor against some civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect of those liabilities. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the depositor or its affiliates in the ordinary course of business.

Unless otherwise set forth in the applicable prospectus supplement, the underwriters may purchase and sell the notes and certificates in the open market. These transactions may include stabilizing transactions and purchases to cover short positions created by the underwriters, and the imposition of a penalty bid, in connection with the offering. Stabilizing transactions consist of bids or purchases for the purpose of preventing or retarding a decline in the market price of the notes and certificates; and short positions created by the underwriters involve the sale by the underwriters of a greater number of notes and certificates than they are required to purchase from the trust in the offering. The underwriters also may impose a penalty bid, whereby selling concessions allowed to broker-dealers in respect of the notes and certificates sold in the offering may be reclaimed by the underwriters if the notes and certificates are repurchased by the underwriters in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the notes and certificates, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time. These transactions may be effected in the over-the-counter market or otherwise.

As to each series of notes and certificates, we will offer only those classes rated in one of the investment grade rating categories by a rating agency. Any notes and certificates of unrated classes or classes rated below investment grade may be retained by the depositor or sold at any time to one or more purchasers in a transaction exempt from registration under the Securities Act.

Legal Opinions

The validity of the notes and certificates and their federal income tax status will be passed upon for the depositor and the applicable trust by Sidley Austin Brown & Wood, New York, New York.

Index of Defined Terms

The following is an index of defined terms used in this prospectus and the page where each definition appears.

Defined Term                                                                                                         Page
------------                                                                                                         ----
banking organization............................................................................................      17
base rate.......................................................................................................      13
calculation agent...............................................................................................      14
certificate principal balance...................................................................................      15
clearing agency.................................................................................................      17
clearing corporation............................................................................................      17
Components......................................................................................................      42
credit support instruments......................................................................................      35
Cut-Off Date....................................................................................................      24
definitive certificate..........................................................................................      17
definitive note.................................................................................................      17
depositary......................................................................................................      17
determination date..............................................................................................      12
direct participants.............................................................................................      17
distribution date...............................................................................................       1
DTC.............................................................................................................      17
ERISA...........................................................................................................      43
face amount.....................................................................................................      16
fixed rate......................................................................................................      11
fixed rate notes and certificates...............................................................................      13
floating rate notes and certificates............................................................................      13
indenture trustee...............................................................................................      35
indexed commodity...............................................................................................      16
indexed currency................................................................................................      16
indexed interest................................................................................................      16
indexed notes and certificates..................................................................................      16
indexed principal amount........................................................................................      16
indirect participants...........................................................................................      18
insurer.........................................................................................................      27
interest reset date.............................................................................................      14
interest reset period...........................................................................................      14
issuer..........................................................................................................      29
LIBOR...........................................................................................................      13
London banking day..............................................................................................      13
maximum rate....................................................................................................      14
minimum rate....................................................................................................      14
multi-currency notes and certificates...........................................................................      16
note interest rate..............................................................................................      11
note principal balance..........................................................................................      15
notional amount.................................................................................................      15
original issue date.............................................................................................      11
pass-through rate...............................................................................................      11

plans...........................................................................................................      43
PTCEs...........................................................................................................      44
publicly tradable...............................................................................................      21
purchase price..................................................................................................      40
realized losses.................................................................................................      15
reference assets................................................................................................      25
reference obligation............................................................................................      26
reserve account.................................................................................................      27
retained interest...............................................................................................       8
Securities Exchange Act.........................................................................................       2
specified currency..............................................................................................      11
spread..........................................................................................................      13
spread multiplier...............................................................................................      13
stock index.....................................................................................................      16
street name.....................................................................................................      19
stripped certificates...........................................................................................      11
stripped interest...............................................................................................      13
trust assets....................................................................................................    1,24
Trust Indenture Act.............................................................................................      31
trustee.........................................................................................................      35
underlying securities...........................................................................................    1,20
underlying securities currency..................................................................................      24
underlying securities interest accrual periods..................................................................      23
underlying securities payment dates.............................................................................      23
underlying securities rate......................................................................................      23
variable rate...................................................................................................      11

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Expenses of Issuance and Distribution

                  The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

      Registration Fee............................................................    $         *
      Printing and Engraving Expenses.............................................              *
      Trustee's Fees..............................................................              *
      Legal Fees and Expenses.....................................................              *
      Blue Sky Fees and Expenses..................................................              *
      Accountants' Fees and Expenses..............................................              *
      Rating Agency Fees..........................................................              *
      Miscellaneous...............................................................              *
                                                                                      -----------
               Total..............................................................    $         *
                                                                                      ===========

----------

*  To be added by amendment

Item 15. Indemnification of Directors and Officers

                  The depositor's by-laws do not provide for indemnification of directors and officers of the depositor. However, UBS Americas Inc.'s, directors' and officers' liability insurance provides cover for some liabilities and expenses of the depositor's directors and officers.

Item 16. Exhibits and Financial Statements

                  (a) All financial statements, schedules and historical information have been omitted because they are not applicable.

                  (b) Exhibits

                          1.1* Form of proposed Underwriting Agreement for Certificates to be distributed in the United States. A form of Underwriting Agreement relating to any other sale of Certificates will be filed as an Exhibit to a Current Report on Form 8-K and incorporated herein by reference.

----------

* To be filed by amendment.

                          3.1 Amended and Restated Certificate of Incorporation of Corporate Asset Backed Corporation.

                          3.2          Amended and Restated By-laws of
                                       Corporate Asset Backed Corporation.

                          4.1*         Form of qualified Trust Agreement.

                          4.2*         Form of Indenture.

                          5.1 Opinion of Sidley Austin Brown & Wood with respect to legality.

                          8.1 Opinion of Sidley Austin Brown & Wood with respect to federal income tax matters.

                          23.1 Consent of Sidley Austin Brown & Wood (included in their opinions filed as Exhibits 5.1 and 8.1).

                          24.1 Power of Attorney (included as part of signature pages to this registration statement).

                          25.1* Statement of eligibility of Trustee (United States Trust Company of New
                                       York).


Item 17. Undertakings

                  (a) As to Rule 415:

                  The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by Section 10(a)(3) of Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate


----------

* To be filed by amendment
                           offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs are contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) As to documents subsequently filed that are incorporated by reference:

                  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) As to equity offerings of non-reporting registrants:

                  The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

                  (d) As to indemnification:

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                  (e) (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective.

                  (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

         (f)      As to eligibility of the Trustee:

                  (1) The registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Trust Indenture Act.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Weehawken, State of New Jersey, on this 22nd day of May, 2001.

                                     CORPORATE ASSET BACKED CORPORATION

                                     By  /s/ Thomas C. Naratil
                                         -------------------------------------
                                         Name: Thomas C. Naratil
                                         Title: President

                               POWER OF ATTORNEY

Each person whose signature appears below in so signing also makes, constitutes and appoints Thomas C. Naratil, Robert B. Mills, and Robert C. Dinerstein, and each of them acting alone, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her in any and all capacities to execute and cause to be filed with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement with exhibits thereto and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or said attorney-in-fact's substitute or substitutes may cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

                  Signature                                 Title                         Date
 /s/ Thomas C. Naratil                         Director, President and Chief             May 22, 2001
-------------------------------------          Executive Officer
Thomas C. Naratil                              (Principal Executive Officer)

 /s/ Robert B. Mills                           Director, Vice President, Chief           May 22, 2001
-------------------------------------          Financial Officer and Treasurer
Robert B. Mills                                (Principal Financial and Accounting
                                               Officer)
                                               Director                                  May __, 2001
-------------------------------------
Robert C. Dinerstein

 /s/ Robert Vascellaro                         Director                                  May 22, 2001
-------------------------------------
Robert Vascellaro

 /s/ Andrew L. Stidd                           Director                                  May 22, 2001
-------------------------------------
Andrew L. Stidd

                                  EXHIBIT INDEX

    Exhibit                         Description of Exhibit                            Sequential
      No.                                                                                Page
                                                                                        Number
1.1*              Form of proposed Underwriting Agreement for Certificates
                  to be distributed in the United States.  A form of
                  Underwriting Agreement relating to any other sale of
                  Certificates will be filed as an Exhibit to a Current
                  Report on Form 8-K and incorporated herein by reference.

3.1               Amended and Restated Certificate of Incorporation of Corporate
                  Asset Backed Corporation.

3.2               Amended and Restated By-laws of Corporate Asset Backed
                  Corporation.

4.1*              Form of qualified Trust Agreement.

4.2*              Form of Indenture.

5.1 Opinion of Sidley Austin Brown & Wood with respect to legality.

8.1 Opinion of Sidley Austin Brown & Wood with respect to federal income tax matters.

23.1 Consent of Sidley Austin Brown & Wood (included in their opinions filed as Exhibits 5.1 and 8.1).

24.1 Power of Attorney (included as part of signature pages to this registration statement).

25.1*             Statement of eligibility of Trustee (United States Trust
                  Corporation of New York).

* To be filed by amendment.